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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03692

Morgan Stanley Variable Investment Series
                  (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)                       (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: December 31, 2003

Date of reporting period: June 30, 2003

Item 1: Report to Shareholder
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                                MORGAN STANLEY
                          VARIABLE INVESTMENT SERIES





                             SEMI-ANNUAL REPORT
                               JUNE 30, 2003

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Morgan Stanley Variable Investment Series
TABLE OF CONTENTS

Letter to the Shareholders.............................     1
Fund Performance.......................................    13
Portfolio of Investments:
    Money Market.......................................    15
    Limited Duration...................................    17
    Quality Income Plus................................    26
    High Yield.........................................    35
    Utilities..........................................    49
    Income Builder.....................................    53
    Dividend Growth....................................    60
    Global Dividend Growth.............................    63
    European Growth....................................    69
    Pacific Growth.....................................    73
    Equity.............................................    80
    S&P 500 Index......................................    85
    Global Advantage...................................    97
    Aggressive Equity..................................   103
    Information........................................   108
    Strategist.........................................   111
Financial Statements:
    Statements of Assets and Liabilities...............   124
    Statements of Operations...........................   127
    Statements of Changes in Net Assets................   130
Notes to Financial Statements..........................   142
Financial Highlights...................................   156

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Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2003

Dear Shareholder:
The six months ended June 30, 2003, included various distinct market environments. During the first quarter, concerns that the war in Iraq would lead to a weak economy led the major U.S. equity indices lower. Traditionally defensive sectors outperformed in this environment as investors favored safety.

During the second quarter, fiscal and monetary policy became more stimulative. This led to a rally in both the credit and equity markets. Consumer confidence measures posted more positive results during the period and continued strength in housing and autos added further support to the markets. The defensive sectors and securities that had led the market during the prior period fell behind as investors' risk appetite grew.

Fixed-Income Overview
The six-month period ended June 30, 2003, was a remarkable time for the fixed-income markets. During that period, the Federal Reserve Bank (the "Fed") cut the federal funds rate by 25 basis points to a scant 1 percent. Moreover, the Fed indicated in the announcement following its May 6 meeting that its policy focus had shifted to taking whatever steps it believed were necessary to restore the U.S. economy to a more solid growth trajectory and to avoid the possibility (however slim) of deflation. Benchmark U.S. Treasury rates fell to levels not seen in 45 years.

Prior to the beginning of the period, already slow growth was exacerbated as geopolitical concerns took their toll. While the Fed's stance did raise expectations for a more meaningful turn in the economic cycle, economic data remained lackluster during the first six months of 2003. There was, however, some improvement in the data and in confidence after the war in Iraq drew to a close.

Falling interest rates had a substantial impact on GNMA and other mortgage-backed securities. Homeowners were aggressive in their efforts to capitalize on lower refinancing costs, and prepayments reached record levels. As a result, mortgage-backed securities, and especially higher-coupon mortgages, lagged the benchmark Treasury market.

International Overview
International markets began the year trading in negative territory, weighed down by worries about deflation, a weakening U.S. dollar, uncertainty about a pending war in Iraq and the hangover from corporate governance scandals. Markets bottomed in early March, when the uncertainty over the war in Iraq abated.

Equity markets also enjoyed support from additional interest-rate cuts by the U.S. Federal Reserve and the European Central Bank, with both institutions bringing policy rates to historically low levels. The Bank of
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Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2003 CONTINUED

Japan contributed additional liquidity, as the central bank's new governor implemented policy changes aimed at reversing persistent deflationary trends. The market advance was accompanied by other encouraging signs: an appetite for new equity offerings, the announcements of large mergers and a substantial narrowing of corporate credit spreads.

In Asia, the SARS epidemic caused panic and turbulent markets. However, the disease was quickly contained, and both markets and economies have bounced back. China continued to post strong growth rates.

Aggressive Equity Portfolio
For the six-month period ended June 30, 2003, Aggressive Equity Portfolio's Class X shares produced a total return of 8.52 percent compared to 11.76 percent for the S&P 500 Index.(1) For the same period, the Portfolio's Class Y shares returned 8.29 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio owes its underperformance relative to the S&P 500 largely to its generally conservative construction. This defensive bias served the Portfolio well in the first few months of the period, as investors shared our concerns about the near-term strength of the U.S. economy. Those concerns led us to increase the Portfolio's cash position and to overweight relative to the S&P 500 conservative areas of the market such as utilities. The benefit of strong stock selection during these months balanced the cost of an overweighted position in telecommunications and an underweighted position in staples.

After keeping pace with the market through the first months of the period, the Portfolio fell behind in the rally that followed. As the rally gathered steam, we began to reduce the Portfolio's cash position in order to redeploy the assets into more economically sensitive sectors such as consumer discretionary, financials and technology. These positions helped performance, as did reduced holdings in consumer staples and an underweighted position in industrials. The Portfolio was held back by its continued focus on high-quality companies that were outpaced by more speculative companies during the period.

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(1) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a
broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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LETTER TO THE SHAREHOLDERS / / JUNE 30, 2003 CONTINUED

Dividend Growth Portfolio
For the six-month period ended June 30, 2003, Dividend Growth Portfolio's Class X shares posted a total return of 11.52 percent compared to 11.76 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned
11.31 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Sector selection was negative for the Portfolio, while stock selection was strongly positive. Sector selection detracted from performance most meaningfully in the basic resources area, where the Portfolio is overweighted relative to the benchmark. However, sector selection was favorable in the telephone-services group, where the portfolio is underweighted relative to the benchmark. The Portfolio's overweighting in the utility sector and its underweightings in the energy and food and tobacco sectors were also positives. Stock selection was strong in heavy industry, consumer durables, health care, food and tobacco and financial services stocks. The Portfolio's individual holdings in utility names detracted from relative performance. Portfolio transactions continue to reflect a commitment to the dividend-growth discipline.

Equity Portfolio
For the six-month period ended June 30, 2003, Equity Portfolio's Class X shares posted a total return of 8.23 percent compared to 11.76 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 8.17 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio underperformed the S&P 500 during the six-month period largely because of its generally conservative construction. We remained concerned (especially in the early months of the period) that the economy's growth prospects were uncertain at best, and as a result kept the Portfolio focused on higher-quality companies in more defensive sectors. This caused the Portfolio to lag when the market embraced the concept of imminent recovery and began to bid up the prices of more economically sensitive companies and industries.

The Portfolio's performance was helped during the period by an overweighting relative to the S&P 500 in health care, especially in medical devices and biotechnology. Our analysis during the period indicated that these two industries would likely enjoy more pricing power than pharmaceuticals and strong volume growth as a result of the aging U.S. population.

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European Growth Portfolio
For the six-month period ended June 30, 2003, European Growth Portfolio's Class X shares produced a total return of 6.62 percent compared to 11.12 percent for the MSCI World Index(2) and 10.77 percent for the MSCI Europe Index.(3) For the same period the Portfolio's Class Y shares returned 6.47 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's underperformance was primarily driven by weak stock selection in health care, industrials and consumer discretionary. The underweighted position in materials relative to the MSCI World Index and MSCI Europe Index contributed positively. During the period, the Portfolio invested principally in growth stocks, continuing to use a bottom-up investment process. The Portfolio invests primarily in the developed economies of Western Europe. Given the market's recent volatility, we gradually reduced the defensiveness of the Portfolio by selling stocks in the consumer staples and health-care sectors and reinvested the proceeds in financial companies and in stocks that we believe are positioned to benefit from a potential cyclical economic recovery.

Global Advantage Portfolio
For the six-month period ended June 30, 2003, Global Advantage Portfolio's Class X shares posted a total return of 10.46 percent compared to 11.12 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned 10.25 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The major detractor to performance was the stock selection in media, capital goods and capital-market-sensitive financials. The main contributors to performance were the stock selection in banks, transportation and automobiles. Technology hardware was one of the best performing industries in the index, thus the

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(2) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(3) The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of a diverse range of global stock markets within Austria, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, Ireland, Portugal and the United Kingdom. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Portfolio's overweighted position contributed positively to performance. The
Portfolio's underweighted position in defensive food, beverage and tobacco stocks also contributed to performance.

The portfolio is currently overweighted in more-aggressive groups such as capital market sensitive banks, semiconductors, software, materials and industrials. The Portfolio is underweight in defensive industries such as consumer durables, consumer staples, and utilities.

Global Dividend Growth Portfolio
For the six-month period ended June 30, 2003, Global Dividend Growth Portfolio's Class X shares posted a total return of 9.42 percent compared to 11.12 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned 9.21 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Equity market conditions were difficult during this period. Geopolitical concerns regarding the Iraq war and SARS have only recently begun to abate. Despite a significant rally in the last three months, hopes of a full and robust recovery were curtailed as economic data indicated the growth of the global economy continued at a somewhat sluggish pace. Interest rates were cut across the board as central banks sought to foster growth, and the Bush administration provided further stimulus with a package of favorable tax cuts.

On an absolute basis, the Portfolio had positive results across all sectors with financials, industrials and health care leading the way. However, the Portfolio did marginally underperform relative to the Index. This resulted from stock selection in the consumer-discretionary and telecommunications-services sectors and from an underweighted position in information technology, which was the strongest performer in the Index.

Over the last six months, the transition of the Portfolio to the Global Value Team has been completed. The focus of the Global Dividend Growth Portfolio will remain the long-term strategy of investing primarily in dividend-paying stocks. In addition, the team applies a disciplined bottom-up stock selection process focused on identifying high-quality companies that the team believes are cheap relative to their intrinsic value. On this basis the Portfolio has been realigned to take positions in such stocks.

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High Yield Portfolio
For the six-month period ended June 30, 2003, High Yield Portfolio's Class X shares posted a total return of 16.13 percent compared to 18.49 percent for the Lehman Brothers U.S. Corporate High Yield Index.(4) For the same period, the Portfolio's Class Y shares returned 16.00 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio underperformed the Index during the period because of its relatively conservative construction. We chose to keep the Portfolio's overall credit quality high in comparison to the market, which caused it to lag during the broader market rally. The lack of compelling investment opportunities led us to underweight the airlines and utilities sectors, both of which performed strongly coming off of their 2002 lows.

The Portfolio's performance was helped by strong security selection in the wireless sector, where many companies benefited from particularly strong rallies after weak showings in 2002. Many of the Portfolio's holdings in the housing industry also benefited from continued strength in the housing market. Our analysts were unable to find compelling opportunities in the consumer-products sector, which led us to underweight the group. The sector's underperformance relative to the rest of the market was consistent with this analysis.

Income Builder Portfolio
For the six-month period ended June 30, 2003, Income Builder Portfolio's Class X shares posted a total return of 8.56 percent compared to 11.76 percent for the S&P 500 Index, 11.57 percent for the Russell 1000 Value Index(5) and 5.23 percent for the Lehman Brothers U.S. Government/Credit Index.(6) For the same period, the Portfolio's Class Y shares returned 8.46 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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(4) The Lehman Brothers U.S. Corporate High Yield Index tracks the performance of all below investment-grade securities that have at least $100 million in outstanding issuance, a maturity greater than one year, and are issued in fixed-rate U.S. dollar denominations. Indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(5) The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price -to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(6) The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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LETTER TO THE SHAREHOLDERS / / JUNE 30, 2003 CONTINUED

Much of the portfolio's underperformance stemmed from its holdings of fixed-income securities, which lagged the equity market during the rally in April and May. We also overweighted the energy sector versus the benchmarks based on the attractive values of many companies, reflecting expectations for low oil prices. Although we remain convinced of the potential value of the position, the sector did not participate as fully in the rally as other sectors. The Portfolio's returns were also affected by the poor performance of Sprint. The company suffered along with the rest of the telecommunications industry, and was further held back by stiff competition in key markets.

These positions were partially offset by strong performance in segments of the Portfolio's equity portfolio. Cyclical names within the consumer-staples sector gained on the basis of rising expectations for the U.S. economy, and the Portfolio's exposure there was a positive. Strong stock selection in the consumer-discretionary and financial sectors also helped the Portfolio. Many of these securities presented compelling values and appreciated strongly from their relatively low valuations at the beginning of the period.

Information Portfolio
For the six-month period ended June 30, 2003, Information Portfolio's Class X shares posted a total return of 23.15 percent compared to 11.76 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned
23.23 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The first half of 2003 showed significant outperformance in technology stocks versus the broader market. As investors became more confident in the timing of an economic rebound, they also started believing that technology companies would lead the recovery. Two years of cost cutting and the rightsizing of faulty business models finally started leading to real profits at many of the smaller companies. These measures, coupled with the refinancing of expensive debt, have brought back companies once on the verge of bankruptcy.

Limited Duration Portfolio
For the six-month period ended June 30, 2003, Limited Duration Portfolio's Class X shares posted a total return of 1.21 percent compared to 4.61 percent for the Lehman Brothers U.S. Credit Index (1-5 Year).(7) For the same period, the Portfolio's Class Y shares returned 1.09 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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(7) The Lehman Brothers U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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LETTER TO THE SHAREHOLDERS / / JUNE 30, 2003 CONTINUED

The Portfolio underperformed its benchmark as a result of its relatively low interest-rate sensitivity and a significant allocation to mortgage-backed securities. With rates at historically low levels, our analysis indicated that the Treasury yield curve appeared to be priced as if the U.S. economy would remain well below full employment level for five years, and somewhat below full employment for a decade. We believed this assessment to be unduly pessimistic in light of the potential for the economy's return to more solid growth. Given that such an outcome would be likely to result in interest rates rising, we kept the Portfolio's interest-rate sensitivity below that of its benchmark, which caused it to lag as interest rates fell.

Given our economic expectations, we thought it prudent for the Portfolio's mortgage-security investments to emphasize holdings with higher coupons priced for faster prepayment speeds than our models suggest are likely to occur. While we continue to believe that this strategy ultimately will prove beneficial, it was a drag on the Portfolio's relative returns during the period as market participants' expectations for even faster prepayments caused the prices of these securities to fall.

In keeping with the Portfolio's mandate, we kept it invested in a blend of high-quality securities, including non-government sectors of the market. The inclusion of corporate securities was a benefit to performance during the period, as corporate credit spreads contracted in response to growing investor interest. The Portfolio was also helped by its exposure to the asset-backed sector, which gained as investors sought yields above what could be earned from the benchmark Treasury sector.

Money Market Portfolio
As of June 30, 2003, Money Market Portfolio had net assets in excess of $447 million, with an average life of 31 days. For the seven-day period ended
June 30, 2003, the Portfolio's Class X shares provided an effective yield of
0.64 percent and a current yield of 0.64 percent, while its 30-day moving-average yield for June was 0.70 percent. For the seven-day period ended June 30, 2003, the Class Y shares provided an effective yield of 0.39 percent and a current yield of 0.39 percent, while its 30-day moving-average yield for June was 0.45 percent. For the six-month period ended June 30, 2003, the Portfolio's Class X shares provided a total return of 0.39 percent and an annualized total return of 0.79 percent. For the same period, the Portfolio's Class Y shares provided a total return of 0.27 percent and an annualized total return of 0.55 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

On June 30, 2003, approximately 56 percent of the Portfolio was invested in high-quality commercial paper, 29 percent in federal agency obligations and the remaining 15 percent in certificates of deposit and

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bank notes issued by financially strong commercial banks. At the end of the period, approximately 97 percent of the Portfolio's holdings were due to mature in less than four months. We believe the Portfolio may be well positioned for stability of value with a high degree of liquidity. As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. The Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

Pacific Growth Portfolio
For the six-month period ended June 30, 2003, Pacific Growth Portfolio's Class X shares posted a total return of 2.61 percent compared to 11.12 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned
1.64 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Although smaller-cap stocks were very strong during the first half of 2003, attention by investors shifted to larger-capitalization high tech and other globally competitive Japanese companies in June. The Portfolio benefited from its higher exposure to large-cap blue chip stocks, specifically within the capital goods and technology-hardware and equipment sectors. Also, the Portfolio's zero exposure to the languishing banking sector helped it sidestep declines there. We increased exposure to stocks that appeared to be sold only due to supply-and-demand conditions without any fundamental endorsements, while we trimmed positions of some companies that rose during the last several months.

Quality Income Plus Portfolio
For the six-month period ended June 30, 2003, Quality Income Plus Portfolio's Class X shares posted a total return of 6.21 percent compared to 3.93 percent for the Lehman Brothers Aggregate Bond Index.(8) For the same period, the Portfolio's Class Y shares returned 5.99 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's performance benefited from its exposure to the corporate sector. Corporate securities had strong performance as a group during the period, driven largely by investors' appetite for yield as well as

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(8) The Lehman Brothers Aggregate Bond Index tracks the performance of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities. Indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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rising expectations for the near-term path of the economy. The Portfolio participated in this rally, and was further aided by strong security selection as well as an overweighting in the insurance industry.

S&P 500 Index Portfolio
For the six-month period ended June 30, 2003, S&P 500 Index Portfolio's Class X shares produced a total return of 11.38 percent compared to 11.76 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned 11.26 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio seeks to deliver investment performance that corresponds before expenses to the total return of the S&P 500 Index by investing in substantially all the stocks in the Index in the same weightings as they are represented in the Index. The Fund's tracking error to date is marginally higher than usual due to erratic cash flows that the Fund has experienced.

As of June 30, 2003, the top 10 positions in the S&P 500 Index Portfolio were General Electric, Microsoft, Pfizer, ExxonMobil, Wal-Mart, Citigroup, Johnson & Johnson, AIG, IBM, Intel and Merck.

Strategist Portfolio
For the six-month period ended June 30, 2003, Strategist Portfolio's Class X Shares posted a total return of 10.91 percent compared to 11.76 percent for the S&P 500 Index and 5.23 percent for the Lehman Brothers U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned 10.78 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Strategist Portfolio is a fully flexible investment strategy that enables its management team to shift the Fund's assets among stocks, bonds, cash and other investment classes based on both quantitative and qualitative factors. The quantitative analysis features an extensive "top-down" review of global macroeconomic trends to determine valuations in the U.S. markets vis-a-vis other markets around the globe. Central to this analysis are four core factors, which we have found are leading indicators of asset valuation changes: liquidity and monetary policy; inflation and pricing trend changes; corporate profitability and its rate of change; and currency valuations and their impact on money flows throughout the world.

A second, more qualitative process broadens the analysis to determine which individual sectors and industries tend to perform best in similar historical periods, providing the source of the Fund's portfolio

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LETTER TO THE SHAREHOLDERS / / JUNE 30, 2003 CONTINUED

components. Individual holdings are then selected to provide the exposure desired to the asset classes of choice.

In late 2001, when we first shifted our allocation to an above-average weight in equities, we felt that our move could be early, but, over the course of a five year cycle, would likely prove correct, especially in the back half of the period. We also felt that bonds would begin to reverse (i.e., yields would move higher) and slowly climb back toward the 5 percent yield level on the 10-year U.S. Treasury note. Our strategy was delayed, however, by a few unforeseen developments, namely the deflation scares that pressured the 10-year yield to well below 3.5 percent, and the war with Iraq, which created a virtual stand-still in economic activity earlier this year. As we enter the second half of 2003, our core indicators -- profitability trends, inflation, the value of the dollar and liquidity -- generally point to high probabilities of recovery in the U.S. economy. We are eager to lower the Portfolio's cash allocation and raise its equity stake as we enter the growth phase that we had anticipated back in late 2001.

Our actively managed equity portfolio pivots on a top-down basis from our general macroeconomic views and thus currently favors above benchmark weightings in basic materials, information technology, energy, and health care and below benchmark weightings in utilities, telecommunication services, consumer staples and financials.

Our fixed-income portfolio is also actively managed and features weightings based on our macroeconomic views. By prospectus, all fixed-income investments must be above investment grade at time of purchase. At month end, the fixed-income portfolio was allocated as follows: governments, 18 percent; credits, 38 percent; mortgages, 14 percent; and cash, 30 percent. The average rating in the portfolio was AA+; the average yield-to-maturity was 3.70 percent; and the effective duration stood at 4.29 years.

Utilities Portfolio
For the six-month period ended June 30, 2003, Utilities Portfolio's Class X shares produced a total return of 10.43 percent compared to 11.76 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned
10.30 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Although utilities posted a strong rebound in the first half of the year, the prospects for a recovering economy and attendant stronger earnings gave the broader S&P 500 Index a platform to provide relative outperformance. The Portfolio's performance was boosted by its holdings in the electric and gas industries, which were among the best-returning utilities subsectors. As was the case with many other areas in the

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2003 CONTINUED

market, some of the best-performing electric companies were the lowest-quality names. We chose to keep the Portfolio's aggregate quality fairly high, though we did add a diversified basket of wholesale generators in order to give shareholders some controlled exposure to these companies while remaining true to our long-term bias toward high-quality companies. Broadly speaking, we emphasized electric companies with earnings growth visibility, appealing yields and dividend growth potential.

We followed a similar strategy in the telecommunications sector, where some of the companies with uncertain fundamentals were among the best performers. Our decision to avoid overweighting these companies because of our commitment to maintaining the Portfolio's high-quality posture tempered performance. We kept the Portfolio's telecom holdings well diversified across various facets of the sector, including regional Bell operating companies, cable and wireless services carriers.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

  /s/ Charles A. Fiumefreddo                        /s/ Mitchell M. Merin

Charles A. Fiumefreddo                              Mitchell M. Merin
CHAIRMAN OF THE BOARD                               PRESIDENT

Proxy Voting Policies and Procedures
A description of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling (800) 869-NEWS. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Morgan Stanley Variable Investment Series
FUND PERFORMANCE / / JUNE 30, 2003

                           AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED JUNE 30, 2003(1)
  --------------------------------------------------------------------------------------------------------------
                                                                                            SINCE       DATE OF
  CLASS X                                            1 YEAR      5 YEARS      10 YEARS    INCEPTION    INCEPTION
  -------                                          ----------   ----------   ----------   ----------   ---------
  Aggressive Equity..............................   (5.52)%       --           --          (3.50)%     05/04/99

  Dividend Growth................................   (5.56)       (1.57)%       8.30%        8.71       03/01/90

  Equity.........................................   (6.58)       (0.83)        9.94        11.76       03/09/84

  European Growth................................  (10.90)       (3.63)       10.39         9.91       03/01/91

  Global Advantage...............................   (5.34)       (6.90)        --          (7.00)      05/18/98

  Global Dividend Growth.........................   (5.68)        0.58         --           6.62       02/23/94

  High Yield.....................................   12.78       (15.52)       (3.81)        2.87       03/09/84

  Income Builder.................................    1.64         1.59         --           5.24       01/21/97

  Information....................................    7.31         --           --         (31.14)      11/06/00

  Limited Duration...............................    3.57         --           --           4.66       05/04/99

  Money Market...................................    1.02         3.79         4.27         5.46       03/09/84

  Pacific Growth.................................  (17.54)       (6.04)        --         (10.27)      02/23/94

  Quality Income Plus............................   11.50         6.31         6.75         8.12       03/01/87

  S&P 500 Index..................................   (0.28)       (2.04)        --          (1.48)      05/18/98

  Strategist.....................................    4.46         3.01         7.69         8.74       03/01/87

  Utilities......................................    2.48        (3.80)        4.10         6.84       03/01/90

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS X SHARES WILL VARY FROM THE PERFORMANCE OF CLASS Y SHARES DUE TO DIFFERENCES IN EXPENSES.

---------------------

(1) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING FUND BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

Morgan Stanley Variable Investment Series
FUND PERFORMANCE / / JUNE 30, 2003, CONTINUED

              AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED JUNE 30, 2003(1)
  -------------------------------------------------------------------------------------
                                                                               SINCE
  CLASS Y                                                         1 YEAR     INCEPTION*
  -------                                                       ----------   ----------
  Aggressive Equity...........................................   (5.88)%     (16.19)%

  Dividend Growth.............................................   (5.81)       (2.45)

  Equity......................................................   (6.82)      (15.58)

  European Growth.............................................  (11.09)      (13.76)

  Global Advantage............................................   (5.58)      (16.99)

  Global Dividend Growth......................................   (5.92)       (3.64)

  High Yield..................................................   12.51       (20.39)

  Income Builder..............................................    1.40         0.97

  Information.................................................    7.02       (31.27)

  Limited Duration............................................    3.32         4.96

  Money Market................................................    0.76         2.73

  Pacific Growth..............................................  (18.64)      (24.99)

  Quality Income Plus.........................................   11.13         9.51

  S&P 500 Index...............................................   (0.55)      (11.84)

  Strategist..................................................    4.21        (3.66)

  Utilities...................................................    2.14       (13.50)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES DUE TO DIFFERENCES IN EXPENSES.

---------------------

(1) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING FUND BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.
* THE INCEPTION DATE FOR EACH PORTFOLIO WAS JUNE 5, 2000, EXCEPT FOR INFORMATION, WHICH COMMENCED OPERATIONS ON NOVEMBER 6, 2000.

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

                                                                 ANNUALIZED
PRINCIPAL                                                           YIELD
AMOUNT IN                                                        ON DATE OF           MATURITY
THOUSANDS                                                         PURCHASE              DATE             VALUE

------------------------------------------------------------------------------------------------------------------

           COMMERCIAL PAPER (56.0%)
           BANKING (8.3%)
 $15,000   Citicorp..........................................     1.03   %            08/18/03        $ 14,979,400
  21,950   Northern Trust Corp...............................       1.24        07/07/03 - 07/21/03     21,939,677
                                                                                                      ------------
                                                                                                        36,919,077
                                                                                                      ------------
           FINANCE - AUTOMOTIVE (7.4%)
  12,000   American Honda Finance Corp.......................       0.93              08/12/03          11,986,980
  21,270   BMW US Capital Corp...............................    1.00 - 1.12    07/02/03 - 07/22/03     21,263,115
                                                                                                      ------------
                                                                                                        33,250,095
                                                                                                      ------------
           FINANCE - CONSUMER (9.8%)
  22,000   FCAR Owner Trust..................................    1.04 - 1.24    07/03/03 - 07/18/03     21,994,684
  22,000   New Center Asset Trust............................    0.95 - 1.21    07/11/03 - 08/01/03     21,988,750
                                                                                                      ------------
                                                                                                        43,983,434
                                                                                                      ------------
           FINANCIAL CONGLOMERATES (7.8%)
  14,000   General Electric Capital Corp.....................       1.25              07/15/03          13,993,194
  21,000   Mortgage Interest Networking Trust................    1.12 - 1.24    07/14/03 - 07/18/03     20,989,696
                                                                                                      ------------
                                                                                                        34,982,890
                                                                                                      ------------
           INTERNATIONAL BANKS (22.7%)
  22,000   ANZ (DE) Inc......................................    0.94 - 1.22    07/01/03 - 07/23/03     21,993,107
  10,000   BNP Paribas Finance, Inc..........................       1.02              09/24/03           9,975,917
  11,170   ING (US) Funding LLC..............................       1.24              07/09/03          11,166,922
   6,600   Lloyds TSB Bank PLC...............................       1.21              07/29/03           6,593,789
   5,000   Royal Bank of Scotland PLC........................       1.23              07/03/03           4,999,658
  16,500   Societe Generale N.A., Inc........................    1.21 - 1.24    07/10/03 - 08/07/03     16,486,949
  18,350   UBS Finance (DE) LLC..............................       1.31              07/01/03          18,350,000
  12,000   Westpac Capital Corp..............................       0.98              07/10/03          11,997,060
                                                                                                      ------------
                                                                                                       101,563,402
                                                                                                      ------------
           TOTAL COMMERCIAL PAPER
            (COST $250,698,898).....................................................................   250,698,898
                                                                                                      ------------
           U.S. GOVERNMENT AGENCIES (29.4%)
  20,000   Federal Farm Credit Banks.........................    1.48 - 1.52    07/01/03 - 07/30/03     19,988,239
  12,230   Federal Home Loan Banks...........................    1.00 - 1.12    07/16/03 - 08/20/03     12,218,321
  44,000   Freddie Mac.......................................    1.13 - 1.16    07/08/03 - 09/12/03     43,925,514
  55,566   Federal National Mortgage Assoc...................    0.91 - 1.18    08/20/03 - 10/29/03     55,419,343
                                                                                                      ------------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $131,551,417).....................................................................   131,551,417
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

                                                                 ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                        ON DATE OF          MATURITY
THOUSANDS                                                         PURCHASE             DATE              VALUE

------------------------------------------------------------------------------------------------------------------

           CERTIFICATES OF DEPOSIT (9.8%)
 $10,000   Bank of America N.A...............................     1.11   %            07/16/03        $ 10,000,000
  22,000   State Street Bank & Trust Co......................    1.19 - 1.22    07/17/03 - 08/13/03     22,000,000
  12,000   Wells Fargo Bank, N.A.............................       1.23              07/10/03          12,000,000
                                                                                                      ------------
           TOTAL CERTIFICATES OF DEPOSIT
            (COST $44,000,000)......................................................................    44,000,000
                                                                                                      ------------
           SHORT-TERM BANK NOTE (4.9%)
  22,000   LaSalle Bank, N.A.
            (COST $22,000,000)...............................       1.17              07/11/03          22,000,000
                                                                                                      ------------

           TOTAL INVESTMENTS
            (COST $448,250,315) (a)..........................  100.1%   448,250,315
           LIABILITIES IN EXCESS OF OTHER ASSETS.............   (0.1)      (473,814)
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $447,776,501
                                                               =====   ============

---------------------

 (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                         COUPON           MATURITY
THOUSANDS                                                          RATE              DATE             VALUE

---------------------------------------------------------------------------------------------------------------

           CORPORATE BONDS (20.8%)
           AEROSPACE & DEFENSE (0.7%)
 $   640   Lockheed Martin Corp..............................     7.25 %           05/15/06        $    728,860
     110   Mcdonnell Douglas Corp............................     6.875            11/01/06             122,503
     190   Raytheon Co.......................................      6.75            08/15/07             215,069
      50   Raytheon Co.......................................      6.15            11/01/08              56,536
     150   Raytheon Co.......................................      8.30            03/01/10             184,279
                                                                                                   ------------
                                                                                                      1,307,247
                                                                                                   ------------
           AIRLINES (0.1%)
     158   Southwest Airlines Co.............................     5.496            11/01/06             171,423
                                                                                                   ------------
           AUTO PARTS: O.E.M. (0.4%)
     550   Delphi Automotive Systems Corp....................     6.125            05/01/04             562,916
     290   Johnson Controls, Inc.............................      5.00            11/15/06             313,527
                                                                                                   ------------
                                                                                                        876,443
                                                                                                   ------------
           BROADCASTING (0.2%)
     175   Clear Channel Communications, Inc.................      7.25            09/15/03             176,753
     185   Clear Channel Communications, Inc.................      7.65            09/15/10             222,629
                                                                                                   ------------
                                                                                                        399,382
                                                                                                   ------------
           BUILDING PRODUCTS (0.1%)
     145   Masco Corp........................................     4.625            08/15/07             153,689
                                                                                                   ------------
           CABLE/SATELLITE TV (0.4%)
     270   Comcast Corp......................................      5.85            01/15/10             297,080
     150   Cox Communications Inc............................      7.75            08/15/06             173,068
     295   Liberty Media Corp................................      5.70            05/15/13             299,874
                                                                                                   ------------
                                                                                                        770,022
                                                                                                   ------------
           DEPARTMENT STORES (0.5%)
     625   Federated Department Stores, Inc..................     6.625            09/01/08             714,327
     260   May Department Stores Co..........................     6.875            11/01/05             285,612
                                                                                                   ------------
                                                                                                        999,939
                                                                                                   ------------
           DISCOUNT STORES (0.1%)
     100   Target Corp.......................................      7.50            02/15/05             109,265
                                                                                                   ------------
           DRUGSTORE CHAINS (0.4%)
     180   CVS Corp..........................................      5.50            02/15/04             184,529
     305   CVS Corp..........................................     5.625            03/15/06             334,059
     175   CVS Corp..........................................     3.875            11/01/07             181,382
                                                                                                   ------------
                                                                                                        699,970
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

           ELECTRIC UTILITIES (0.5%)
 $   525   Appalachian Power Co..............................     3.60 %           05/15/08        $    531,476
     155   Constellation Energy Group........................      6.35            04/01/07             173,236
      90   Duke Energy Corp..................................      4.50            04/01/10              94,100
     185   Wisconsin Electric Power Corp.....................      4.50            05/15/13             189,754
                                                                                                   ------------
                                                                                                        988,566
                                                                                                   ------------
           ELECTRICAL PRODUCTS (0.1%)
     135   Cooper Industries Inc.............................      5.25            07/01/07             146,248
                                                                                                   ------------
           ENVIRONMENTAL SERVICES (0.2%)
      60   USA Waste Services, Inc...........................     7.125            10/01/07              68,837
     130   Waste Management, Inc.............................     6.875            05/15/09             151,310
     130   WMX Technologies, Inc.............................      7.00            10/15/06             146,985
                                                                                                   ------------
                                                                                                        367,132
                                                                                                   ------------
           FINANCE/RENTAL/LEASING (2.4%)
     180   American General Finance Corp.....................     5.875            07/14/06             198,616
     600   Countrywide Home Loans, Inc.......................      3.25            05/21/08             602,897
     250   Equitable Life Assurance Society - 144A*..........      6.95            12/01/05             278,755
     550   Ford Motor Credit Co..............................     6.875            02/01/06             583,330
   1,455   Ford Motor Credit Co..............................      6.50            01/25/07           1,530,839
     100   Hertz Corp........................................      7.00            07/01/04             102,443
     110   Household Finance Corp............................      6.40            06/17/08             125,567
     125   Household Finance Corp............................      6.75            05/15/11             145,171
      95   Household Finance Corp............................     6.375            10/15/11             108,021
     760   MBNA Corp.........................................     6.125            03/01/13             826,618
                                                                                                   ------------
                                                                                                      4,502,257
                                                                                                   ------------
           FINANCIAL CONGLOMERATES (2.2%)
     665   Boeing Capital Corp...............................      5.75            02/15/07             726,320
   1,510   General Electric Capital Corp.....................     5.375            03/15/07           1,661,772
     540   General Motors Acceptance Corp....................      4.50            07/15/06             542,954
   1,040   General Motors Acceptance Corp....................     6.125            08/28/07           1,080,712
     170   John Hancock Financial Services, Inc..............     5.625            12/01/08             188,898
                                                                                                   ------------
                                                                                                      4,200,656
                                                                                                   ------------
           FOOD RETAIL (0.7%)
     285   Kroger Co.........................................     7.375            03/01/05             307,793
     392   Kroger Co.........................................     7.625            09/15/06             447,039
     480   Safeway Inc.......................................      6.15            03/01/06             519,655
                                                                                                   ------------
                                                                                                      1,274,487
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (0.1%)
 $   175   Kraft Foods Inc...................................     5.25 %           06/01/07        $    189,650
                                                                                                   ------------
           FOOD: MEAT/FISH/DAIRY (0.2%)
     370   Conagra Foods, Inc................................      6.00            09/15/06             409,943
                                                                                                   ------------
           FOREST PRODUCTS (0.7%)
   1,205   Weyerhaeuser Co...................................      6.75            03/15/12           1,367,917
                                                                                                   ------------
           GAS DISTRIBUTORS (0.6%)
     970   Consolidated Natural Gas Co.......................     5.375            11/01/06           1,051,613
      67   Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*
            (Qatar)..........................................     7.628            09/15/06              70,898
                                                                                                   ------------
                                                                                                      1,122,511
                                                                                                   ------------
           HOME BUILDING (0.1%)
     115   Centex Corp.......................................      9.75            06/15/05             131,302
                                                                                                   ------------
           HOME FURNISHINGS (0.0%)
      70   Mohawk Industries, Inc. (Class C).................      6.50            04/15/07              78,342
                                                                                                   ------------
           HOME IMPROVEMENT CHAINS (0.2%)
     330   Lowe's Companies Inc..............................      7.50            12/15/05             374,980
                                                                                                   ------------
           HOTELS/RESORTS/CRUISELINES (0.3%)
     195   Hyatt Equities LLC - 144A*........................     6.875            06/15/07             203,084
     200   Marriott International, Inc. (Series D)...........     8.125            04/01/05             218,167
     130   Starwood Hotels Resorts...........................     7.375            05/01/07             136,825
                                                                                                   ------------
                                                                                                        558,076
                                                                                                   ------------
           INDUSTRIAL CONGLOMERATES (0.6%)
   1,030   Honeywell International, Inc......................     5.125            11/01/06           1,124,326
                                                                                                   ------------
           INSURANCE BROKERS/SERVICES (0.4%)
     715   Marsh & McLennan Companies Inc....................     5.375            03/15/07             787,231
                                                                                                   ------------
           INTEGRATED OIL (0.8%)
     640   Amerada Hess Corp.................................      6.65            08/15/11             738,301
      40   Conoco Inc........................................      5.90            04/15/04              41,376
     570   Conoco Funding Co.................................      5.45            10/15/06             629,209
     180   ConocoPhillips....................................      8.50            05/25/05             202,760
                                                                                                   ------------
                                                                                                      1,611,646
                                                                                                   ------------
           INVESTMENT BANKS/BROKERS (0.7%)
     440   Goldman Sachs Group Inc...........................     4.125            01/15/08             462,375
     800   Lehman Brothers Holdings, Inc.....................      8.25            06/15/07             955,326
                                                                                                   ------------
                                                                                                      1,417,701
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

           INVESTMENT MANAGERS (0.3%)
 $   455   TIAA Global Markets - 144A*.......................     5.00 %           03/01/07        $    494,140
                                                                                                   ------------
           LIFE/HEALTH INSURANCE (1.2%)
     270   John Hancock Global Funding - 144A*...............     5.625            06/27/06             297,686
     395   John Hancock Global Funding III - 144A*...........      7.90            07/02/10             487,339
     250   Metropolitan Life Insurance Co. - 144A*...........      6.30            11/01/03             254,185
     525   Monumental Global Funding - 144A*.................      6.05            01/19/06             578,957
     225   Nationwide Mutual Insurance - 144A**..............      6.50            02/15/04             231,721
     315   Prudential Insurance Co. - 144A**.................     6.375            07/23/06             352,310
                                                                                                   ------------
                                                                                                      2,202,198
                                                                                                   ------------
           MAJOR TELECOMMUNICATIONS (1.1%)
     215   AT&T Corp.........................................      7.00            11/15/06             239,124
     140   British Telecommunications PLC (United Kingdom)...     8.375            12/15/10             177,055
     295   Deutsche Telekom International Finance Corp.
            (Netherlands)....................................      8.50            06/15/10             362,372
   1,000   Verizon Communications, Inc.......................      6.36            04/15/06           1,112,536
     150   Verizon Global Funding Corp.......................      7.25            12/01/10             180,140
                                                                                                   ------------
                                                                                                      2,071,227
                                                                                                   ------------
           MANAGED HEALTH CARE (0.9%)
     465   Aetna, Inc........................................     7.375            03/01/06             522,661
     495   Anthem, Inc.......................................     4.875            08/01/05             522,645
     155   UnitedHealth Group Inc............................      7.50            11/15/05             175,361
      70   UnitedHealth Group Inc............................      5.20            01/17/07              76,236
     330   Wellpoint Health Network, Inc.....................     6.375            06/15/06             370,066
                                                                                                   ------------
                                                                                                      1,666,969
                                                                                                   ------------
           MEDIA CONGLOMERATES (0.6%)
     400   AOL Time Warner Inc...............................      6.15            05/01/07             449,972
     440   News America Inc. - 144A*.........................      4.75            03/15/10             459,895
     172   News America Inc..................................     6.625            01/09/08             196,031
                                                                                                   ------------
                                                                                                      1,105,898
                                                                                                   ------------
           MOTOR VEHICLES (0.4%)
     730   DaimlerChrysler North American Holdings Co........      6.40            05/15/06             797,187
                                                                                                   ------------
           MULTI-LINE INSURANCE (0.7%)
     250   AIG SunAmerica Global Finance - 144A*.............      5.20            05/10/04             258,426
     250   Farmers Insurance Exchange - 144A*................      8.50            08/01/04             254,281
     550   Hartford Financial Service Group, Inc. (The)......      7.75            06/15/05             610,123
     185   Hartford Financial Service Group, Inc. (The)......     2.375            06/01/06             184,838
                                                                                                   ------------
                                                                                                      1,307,668
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

           OIL & GAS PRODUCTION (0.4%)
 $   130   Kerr-McGee Corp...................................     5.875%           09/15/06        $    141,776
     210   PEMEX Project FundingMaster Trust.................     7.875            02/01/09             239,925
     275   PEMEX Project FundingMaster Trust - 144A*.........      8.00            11/15/11             314,875
                                                                                                   ------------
                                                                                                        696,576
                                                                                                   ------------
           OIL REFINING/MARKETING (0.3%)
     250   Ashland Inc.......................................      7.83            08/15/05             269,981
     350   Marathon Oil Corp.................................     5.375            06/01/07             383,070
                                                                                                   ------------
                                                                                                        653,051
                                                                                                   ------------
           OTHER CONSUMER SERVICES (0.2%)
     220   Cendant Corp......................................      6.25            01/15/08             243,455
     180   Cendant Corp......................................      6.25            03/15/10             200,176
                                                                                                   ------------
                                                                                                        443,631
                                                                                                   ------------
           OTHER METALS/MINERALS (0.3%)
     465   Inco Ltd..........................................      7.75            05/15/12             550,881
                                                                                                   ------------
           PULP & PAPER (0.2%)
     300   International Paper Co. - 144A*...................      3.80            04/01/08             306,126
                                                                                                   ------------
           RAILROADS (0.5%)
     100   Norfolk Southern Corp.............................     7.875            02/15/04             103,880
     200   Union Pacific Corp................................      6.34            11/25/03             203,478
     240   Union Pacific Corp................................      5.84            05/25/04             248,345
     275   Union Pacific Corp................................      6.79            11/09/07             314,791
     160   Union Pacific Corp................................     3.625            06/01/10             158,336
                                                                                                   ------------
                                                                                                      1,028,830
                                                                                                   ------------
           TOTAL CORPORATE BONDS
            (COST $37,818,617)...................................................................    39,464,733
                                                                                                   ------------
           U.S. GOVERNMENT OBLIGATIONS (47.0%)
   5,000   U.S. Treasury Note................................      2.75            10/31/03           5,030,860
  10,200   U.S. Treasury Note................................      3.00            11/30/03          10,286,068
  10,000   U.S. Treasury Note................................      3.25            12/31/03          10,113,280
  16,500   U.S. Treasury Note................................      3.00            01/31/04          16,692,720
  12,000   U.S. Treasury Note................................      3.00            02/29/04          12,159,372
   5,000   U.S. Treasury Note................................      7.25            05/15/04           5,269,335
  10,000   U.S. Treasury Note................................      7.25            08/15/04          10,689,450
   4,000   U.S. Treasury Note................................     7.875            11/15/04           4,365,468

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

 $ 1,500   U.S. Treasury Note................................     6.75%            05/15/05        $  1,651,933
  12,000   U.S. Treasury Note................................      6.50            08/15/05          13,296,564
                                                                                                   ------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $89,378,748)...................................................................    89,555,050
                                                                                                   ------------
           ASSET-BACKED SECURITIES (11.7%)
           FINANCE/RENTAL/LEASING
     900   American Express Credit Account Master............      1.69            01/15/09             892,544
   1,000   Bank One Issuance Trust 2002 - A4.................      2.94            06/16/08           1,027,321
     550   BMW Vehicle Owner Trust...........................      4.46            05/25/07             581,164
     700   Capital Auto Receivables Asset Trust..............      3.58            10/16/06             727,994
     500   Capital Auto Receivables Asset Trust..............      4.50            10/15/07             526,261
     800   Chase Credit Card Master Trust....................      5.50            11/17/08             879,544
     450   Chase Manhattan Auto Owner Trust..................      4.24            09/15/08             473,255
     475   Chase Manhattan Auto Owner Trust..................      4.21            01/15/09             500,832
   1,050   Citibank Credit Card Issuance Trust...............      4.40            05/15/07           1,106,529
     900   Citibank Credit Card Issuance Trust...............      6.90            10/15/07           1,001,254
     700   Citibank Credit Card Issuance Trust...............      2.70            01/15/08             714,586
     100   Connecticut RRB Special Purpose Trust CL&P-1......      5.36            03/30/07             103,908
       6   Daimler Chrysler Auto Trust.......................      6.82            09/06/04               6,254
     900   Daimler Chrysler Auto Trust.......................      3.09            01/08/08             927,508
     450   Daimler Chrysler Auto Trust.......................      4.49            10/06/08             474,295
   1,000   Fleet Credit Card Master Trust II.................      2.75            04/15/08           1,023,054
      12   Ford Credit Auto Owner Trust......................      6.74            06/15/04              11,912
     300   Ford Credit Auto Owner Trust......................      4.14            12/15/05             306,643
     150   Ford Credit Auto Owner Trust......................      4.75            08/15/06             158,873
   1,000   Ford Credit Auto Owner Trust......................      3.79            09/15/06           1,043,891
     950   Ford Credit Auto Owner Trust......................      3.13            11/15/06             978,805
     500   Harley-Davidson Motorcycle Trust..................      4.50            01/15/10             525,384
     500   Harley-Davidson Motorcycle Trust..................      3.09            06/15/10             514,836
     600   Harley-Davidson Motorcycle Trust..................      2.63            11/15/10             611,661
       6   Honda Auto Receivables Owner Trust................      6.62            07/15/04               6,072
     235   Honda Auto Receivables Owner Trust................      3.50            10/17/05             237,846
     500   Honda Auto Receivables Owner Trust................      4.49            09/17/07             527,606
     575   Honda Auto Receivables Owner Trust................      2.70            03/17/08             586,585
   1,050   Honda Auto Receivables Owner Trust................      2.48            07/18/08           1,066,276
     314   Household Automotive Trust........................      3.68            04/17/06             317,729
     325   MBNA Master Credit Card Trust.....................      1.30            02/15/07             325,206
     450   MBNA Master Credit Card Trust.....................      3.90            11/15/07             470,308
     400   National City Auto Receivables Trust..............      4.04            07/15/06             407,730
       5   Nissan Auto Receivables Owner Trust...............      6.72            08/16/04               4,832

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

 $   250   Nissan Auto Receivables Owner Trust...............     3.58 %           09/15/05        $    253,142
      75   Nissan Auto Receivables Owner Trust...............      4.80            02/15/07              78,268
     400   Nissan Auto Receivables Owner Trust...............      4.60            09/17/07             422,139
     200   Nordstrom Private Label Credit Card - 144A*.......      4.82            04/15/10             214,308
   1,000   Volkswagen Auto Lease Trust 2002-A................      2.36            12/20/05           1,011,551
   1,300   William Street Funding Corp. 2003-1 - 144A*.......      1.62            04/23/06           1,299,975
                                                                                                   ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $21,763,473)...................................................................    22,347,881
                                                                                                   ------------
           COLLATERALIZED MORTGAGE OBLIGATIONS (0.7%)
       8   Freddie Mac.......................................      6.50            03/15/29               8,250
   1,300   Federal Home Loan Mortgage Corp...................      6.50            03/15/28           1,330,116
      13   Federal Home Loan Mortgage Corp...................      6.60            03/15/29              12,887
                                                                                                   ------------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (COST $1,364,745)....................................................................     1,351,253
                                                                                                   ------------
           FOREIGN GOVERNMENT OBLIGATIONS (0.5%)
     160   Quebec Province (Canada)..........................      5.50            04/11/06             175,024
     390   United Mexican States (Mexico)....................     8.625            03/12/08             467,610
     240   United Mexican States (Mexico)....................     9.875            02/01/10             307,800
                                                                                                   ------------
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (COST $903,607)......................................................................       950,434
                                                                                                   ------------
           MORTGAGE-BACKED SECURITIES (31.0%)
  24,650   Federal Home Loan Mortgage Corp...................      6.50               **             25,636,000
     475   Federal Home Loan Mortgage Corp...................      7.50               **                503,500
   2,616   Federal Home Loan Mortgage Corp. Gold.............      7.50      02/01/27 - 08/01/32      2,779,826
  15,840   Federal National Mortgage Assoc...................      7.00      11/01/24 - 10/01/32     16,681,605
   6,600   Federal National Mortgage Assoc...................      7.50               **              7,008,375
   6,132   Federal National Mortgage Assoc...................      7.50      09/01/29 - 08/01/32      6,515,353
                                                                                                   ------------
           MORTGAGE-BACKED SECURITIES
            (COST $59,172,211)...................................................................    59,124,659
                                                                                                   ------------
           SHORT-TERM INVESTMENTS (A) (5.9%)
           COMMERCIAL PAPER (4.1%)
           FINANCIAL CONGLOMERATES (2.6%)
   5,000   General Electric Capital Corp.....................      1.23            07/18/03           4,997,096
                                                                                                   ------------
           FOOD: MAJOR DIVERSIFIED (0.5%)
     900   Kraft, Inc........................................      1.52            07/18/03             899,354
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (1.0%)
 $ 2,000   Merck & Co., Inc..................................     1.18 %           07/11/03        $  1,999,344
                                                                                                   ------------
           TOTAL COMMERCIAL PAPER
            (COST $7,895,794)....................................................................     7,895,794
                                                                                                   ------------
           U.S. GOVERNMENT OBLIGATIONS (0.2%)
      75   U.S. Treasury Bill+...............................     1.215            07/17/03              74,959
     100   U.S. Treasury Bill+...............................      1.09            09/25/03              99,740
     150   U.S. Treasury Bill+...............................      1.15            09/25/03             149,588
                                                                                                   ------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $324,287)......................................................................       324,287
                                                                                                   ------------
           REPURCHASE AGREEMENT (1.6%)
   3,094   The Bank of New York (dated 06/30/03;
            proceeds $3,093,801) (b)
            (COST $3,093,694)................................      1.25            07/01/03           3,093,694
                                                                                                   ------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $11,313,775)...................................................................    11,313,775
                                                                                                   ------------

           TOTAL INVESTMENTS
            (COST $221,715,176) (c)(d).......................  117.6%   224,107,785
           LIABILITIES IN EXCESS OF OTHER ASSETS.............  (17.6)   (33,620,445)
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $190,487,340
                                                               =====   ============

---------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 + THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B)  COLLATERALIZED BY FNMA 4.226% DUE 02/01/33 VALUED AT $3,155,568.
 (C) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $190,635,623 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
 (D) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,638,803 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $246,194, RESULTING IN NET UNREALIZED APPRECIATION OF $2,392,609.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

LONG (SHORT) FUTURES CONTRACTS OPEN AT JUNE 30, 2003:
                                                                             UNREALIZED
NUMBER OF                    DESCRIPTION, DELIVERY        UNDERLYING FACE   APPRECIATION
CONTRACTS   LONG/SHORT          MONTH, AND YEAR           AMOUNT AT VALUE  (DEPRECIATION)

------------------------------------------------------------------------------------------

   261        Short     U.S. Treasury Notes 5 Year,
                        September 2003                     $(30,047,625)      $(26,866)
    80        Short     U.S. Treasury Notes 10 Year,
                        September 2003                       (9,395,000)         3,718
    35         Long     U.S. Treasury Notes 2 Year,
                        September 2003                        7,570,391        (18,026)
                                                                              --------
      Net unrealized depreciation........................................     $(41,174)
                                                                              ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE             VALUE

-----------------------------------------------------------------------------------------------------------

           CORPORATE BONDS (84.2%)
           AEROSPACE & DEFENSE (3.1%)
 $ 1,930   Boeing Co.........................................   6.625%         02/15/38        $  2,113,948
   1,240   Goodrich Corp.....................................   7.625          12/15/12           1,414,444
   2,500   Lockheed Martin Corp..............................   7.75           05/01/26           3,119,112
   2,585   Lockheed Martin Corp..............................   8.50           12/01/29           3,513,516
   4,620   Raytheon Co.......................................   6.15           11/01/08           5,223,959
   1,408   Systems 2001 Asset Trust - 144A*..................   6.664          09/15/13           1,585,214
                                                                                               ------------
                                                                                                 16,970,193
                                                                                               ------------
           AIR FREIGHT/COURIERS (1.0%)
   4,479   Federal Express Corp..............................   7.50           01/15/18           5,393,763
                                                                                               ------------
           AIRLINES (1.9%)
   4,121   American West Airlines (Series A).................   6.85           07/02/09           3,567,419
   1,626   American West Airlines............................   7.10           04/02/21           1,693,269
   3,000   Continental Airlines, Inc.........................   7.056          09/15/09           2,978,709
   1,265   Continental Airlines, Inc.........................   6.90           01/02/18           1,228,285
   1,005   Southwest Airlines Co.............................   5.496          11/01/06           1,090,377
                                                                                               ------------
                                                                                                 10,558,059
                                                                                               ------------
           BROADCASTING (0.6%)
   2,909   Clear Channel Communications, Inc.................   7.65           09/15/10           3,500,685
                                                                                               ------------
           BUILDING PRODUCTS (0.3%)
   1,255   Masco Corp........................................   6.50           08/15/32           1,392,906
                                                                                               ------------
           CABLE/SATELLITE TV (2.5%)
   5,205   Comcast Corp......................................   6.50           01/15/15           5,853,725
   3,035   Cox Communications, Inc...........................   7.125          10/01/12           3,624,194
   3,075   Liberty Media Corp................................   5.70           05/15/13           3,125,802
   1,020   TCI Communications, Inc...........................   7.875          02/15/26           1,195,688
                                                                                               ------------
                                                                                                 13,799,409
                                                                                               ------------
           CASINO/GAMING (0.8%)
   3,415   Harrah's Operating Co., Inc.......................   8.00           02/01/11           4,116,806
                                                                                               ------------
           CHEMICALS: AGRICULTURAL (0.4%)
   1,955   Monsanto Co.......................................   7.375          08/15/12           2,331,015
                                                                                               ------------
           DEPARTMENT STORES (1.8%)
   4,250   Federated Department Stores, Inc..................   6.90           04/01/29           4,765,916
   1,690   May Department Stores Co., Inc....................   5.95           11/01/08           1,858,064
     920   May Department Stores Co., Inc....................   6.70           09/15/28             981,565
   2,000   May Department Stores Co., Inc....................   6.90           01/15/32           2,225,094
                                                                                               ------------
                                                                                                  9,830,639
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           DISCOUNT STORES (0.3%)
 $ 1,743   Wal-Mart Stores, Inc..............................   7.49 %         06/21/07        $  1,924,249
                                                                                               ------------
           DRUGSTORE CHAINS (0.9%)
   1,500   CVS Corp..........................................   5.50           02/15/04           1,537,742
   2,345   CVS Corp..........................................   5.625          03/15/06           2,568,418
     970   CVS Corp..........................................   3.875          11/01/07           1,005,374
                                                                                               ------------
                                                                                                  5,111,534
                                                                                               ------------
           ELECTRIC UTILITIES (5.6%)
   1,750   Appalachian Power Co. (Series H)..................   5.95           05/15/33           1,745,240
   1,545   Cincinnati Gas & Electric Co......................   5.70           09/15/12           1,697,433
     930   Cincinnati Gas & Electric Co. (Series B)..........   5.375          06/15/33             890,705
   1,010   Cincinnati Gas & Electric Co. (Series A)..........   5.40           06/15/33             970,943
   2,210   Columbus Southern Power - 144A*...................   6.60           03/01/33           2,452,981
   5,000   Consolidated Edison Co. of N.Y. (Series B)........   7.50           09/01/10           6,132,845
   3,065   Constellation Energy Group, Inc...................   7.60           04/01/32           3,684,256
   2,250   Detroit Edison Co.................................   6.125          10/01/10           2,569,145
     895   Duke Energy Corp..................................   4.50           04/01/10             935,773
   2,170   Duquesne Light Co. (Series O).....................   6.70           04/15/12           2,499,773
     365   Exelon Corp.......................................   6.75           05/01/11             422,300
     790   Florida Power & Light Co..........................   4.85           02/01/13             834,994
   2,500   Public Service Electric & Gas Co..................   6.75           03/01/06           2,796,418
   1,035   South Carolina Electric & Gas Co..................   5.30           05/15/33           1,026,136
   1,000   Tampa Electric Co.................................   7.75           11/01/22           1,022,471
     165   Wisconsin Electric Power..........................   5.625          05/15/33             170,552
     790   Wisconsin Energy Corp.............................   6.20           04/01/33             856,128
                                                                                               ------------
                                                                                                 30,708,093
                                                                                               ------------
           ELECTRICAL PRODUCTS (0.4%)
   1,945   Cooper Industries Inc.............................   5.25           07/01/07           2,107,057
                                                                                               ------------
           ENVIRONMENTAL SERVICES (1.1%)
   5,155   Waste Management, Inc. (Series A).................   7.375          08/01/10           6,185,624
                                                                                               ------------
           FINANCE/RENTAL/LEASING (5.7%)
   4,400   American General Finance Corp.....................   5.875          07/14/06           4,855,061
   4,980   Countrywide Home Loans, Inc.......................   3.25           05/21/08           5,004,048
   3,000   Ford Capital B.V. (Netherlands)...................   9.50           06/01/10           3,394,842
   7,440   Ford Motor Credit Co..............................   7.25           10/25/11           7,648,863
   1,585   Hertz Corp........................................   7.40           03/01/11           1,623,341
   1,820   Household Finance Corp............................   6.75           05/15/11           2,113,692
   1,140   Household Finance Corp............................   6.375          10/15/11           1,296,252

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

 $   915   MBNA America Bank NA..............................   7.125%         11/15/12        $  1,071,934
   4,345   MBNA Corp.........................................   6.125          03/01/13           4,725,861
                                                                                               ------------
                                                                                                 31,733,894
                                                                                               ------------
           FINANCIAL CONGLOMERATES (14.0%)
   4,585   American Express Co...............................   6.875          11/01/05           5,110,138
   3,785   American Express Co...............................   5.50           09/12/06           4,177,478
   1,305   Boeing Capital Corp...............................   6.10           03/01/11           1,440,404
     665   Boeing Capital Corp...............................   6.50           02/15/12             749,936
   2,180   Boeing Capital Corp...............................   5.80           01/15/13           2,356,018
   1,345   Citigroup Inc.....................................   6.00           02/21/12           1,530,026
   4,295   Citigroup Inc.....................................   5.625          08/27/12           4,731,969
   8,850   General Electric Capital Corp.....................   6.75           03/15/32          10,350,650
   1,550   General Motors Acceptance Corp....................   4.50           07/15/06           1,558,479
   4,995   General Motors Acceptance Corp....................   6.875          09/15/11           5,011,668
   6,780   General Motors Acceptance Corp....................   8.00           11/01/31           6,652,299
   2,180   General Motors Acceptance Corp....................   8.375          07/15/33           2,139,539
   7,100   J.P. Morgan Chase & Co., Inc......................   6.75           02/01/11           8,333,249
   7,270   John Hancock Financial Services, Inc. - 144A*.....   5.625          12/01/08           8,078,170
   2,330   Prudential Holdings, LLC (Series B FSA) - 144A*...   7.245          12/18/23           2,746,534
   5,950   Prudential Holdings, LLC (Series B FSA) - 144A*...   8.695          12/18/23           7,529,666
   5,000   State Street Boston Corp..........................   5.95           09/15/03           5,049,020
                                                                                               ------------
                                                                                                 77,545,243
                                                                                               ------------
           FOOD RETAIL (2.2%)
   1,275   Albertson's, Inc..................................   7.45           08/01/29           1,440,090
   2,385   Albertson's, Inc..................................   7.50           02/15/11           2,786,302
   6,175   Kroger Co.........................................   7.50           04/01/31           7,323,786
     535   Kroger Co. (Series B).............................   7.70           06/01/29             644,108
                                                                                               ------------
                                                                                                 12,194,286
                                                                                               ------------
           FOOD: MAJOR DIVERSIFIED (0.3%)
     300   Kraft Foods, Inc..................................   5.625          11/01/11             326,901
   1,250   Kraft Foods, Inc..................................   6.25           06/01/12           1,413,975
                                                                                               ------------
                                                                                                  1,740,876
                                                                                               ------------
           FOREST PRODUCTS (0.9%)
   4,100   Weyerhaeuser Co...................................   6.75           03/15/12           4,654,324
                                                                                               ------------
           GAS DISTRIBUTORS (0.7%)
   2,370   Consolidated Natural Gas Co. (Series C)...........   6.25           11/01/11           2,721,400
   1,175   Sempra Energy.....................................   6.00           02/01/13           1,295,480
                                                                                               ------------
                                                                                                  4,016,880
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           HOME BUILDING (1.3%)
 $ 5,060   Centex Corp.......................................   7.50 %         01/15/12        $  6,015,080
   1,230   Pulte Homes, Inc..................................   6.375          05/15/33           1,240,605
                                                                                               ------------
                                                                                                  7,255,685
                                                                                               ------------
           HOME FURNISHINGS (0.3%)
   1,570   Mohawk Industries Inc. (Series D).................   7.20           04/15/12           1,839,765
                                                                                               ------------
           HOME IMPROVEMENT CHAINS (0.6%)
     705   Lowe's Companies, Inc.............................   6.875          02/15/28             827,398
   2,200   Lowe's Companies, Inc.............................   6.50           03/15/29           2,494,934
                                                                                               ------------
                                                                                                  3,322,332
                                                                                               ------------
           HOTELS/RESORTS/CRUISELINES (1.6%)
   1,730   Hyatt Equities LLC - 144A*........................   6.875          06/15/07           1,801,721
   1,685   Marriott International, Inc. (Series D)...........   8.125          04/01/05           1,838,059
   1,835   Marriott International, Inc. (Series E)...........   7.00           01/15/08           2,097,546
   2,700   Starwood Hotels & Resorts, Inc....................   7.875          05/01/12           2,956,500
                                                                                               ------------
                                                                                                  8,693,826
                                                                                               ------------
           INDUSTRIAL CONGLOMERATES (1.6%)
   7,590   Honeywell International, Inc......................   6.125          11/01/11           8,647,348
                                                                                               ------------
           INTEGRATED OIL (2.2%)
   2,960   Amerada Hess Corp.................................   7.875          10/01/29           3,602,613
   5,815   Conoco Inc........................................   6.95           04/15/29           6,996,346
   1,000   Texaco Capital, Inc...............................   9.75           03/15/20           1,499,603
                                                                                               ------------
                                                                                                 12,098,562
                                                                                               ------------
           INVESTMENT BANKS/BROKERS (2.0%)
   4,000   Goldman Sachs Group Inc...........................   6.875          01/15/11           4,719,792
     275   Goldman Sachs Group Inc...........................   6.60           01/15/12             319,545
     870   Goldman Sachs Group Inc...........................   6.125          02/15/33             932,966
   3,750   Lehman Brothers Holdings, Inc.....................   8.75           03/15/05           4,178,366
     790   Lehman Brothers Holdings, Inc.....................   6.625          01/18/12             926,177
                                                                                               ------------
                                                                                                 11,076,846
                                                                                               ------------
           LIFE/HEALTH INSURANCE (0.8%)
     400   Hartford Life.....................................   7.375          03/01/31             473,753
     310   John Hancock......................................   7.375          02/15/24             365,462
   3,350   MetLife, Inc......................................   6.125          12/01/11           3,818,528
                                                                                               ------------
                                                                                                  4,657,743
                                                                                               ------------
           MAJOR BANKS (3.0%)
     330   Bank One Corp.....................................   6.00           02/17/09             373,238
   5,000   Wachovia Bank N.A. (Series BKNT)..................   7.80           08/18/10           6,203,810

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

 $ 3,000   Mellon Bank N.A...................................   7.625%         09/15/07        $  3,593,043
   5,000   Well Fargo & Co...................................   7.55           06/21/10           6,163,630
                                                                                               ------------
                                                                                                 16,333,721
                                                                                               ------------
           MAJOR TELECOMMUNICATIONS (4.2%)
   1,965   AT&T Corp.........................................   8.50           11/15/31           2,228,092
   1,960   British Telecom PLC (United Kingdom)..............   8.875          12/15/30           2,674,549
   3,360   Deutsche Telekom International Finance Corp.
            (Netherlands)....................................   8.75           06/15/30           4,280,942
   1,000   GTE Corp..........................................   7.90           02/01/27           1,138,575
   5,065   GTE Corp..........................................   6.94           04/15/28           5,748,041
   5,490   Verizon Global Funding Corp.......................   7.75           12/01/30           6,952,959
                                                                                               ------------
                                                                                                 23,023,158
                                                                                               ------------
           MANAGED HEALTH CARE (3.7%)
   3,930   Aetna, Inc........................................   7.375          03/01/06           4,417,332
   1,665   Aetna, Inc........................................   7.875          03/01/11           2,023,441
   3,920   Anthem, Inc.......................................   6.80           08/01/12           4,576,435
   2,065   Cigna Corp........................................   6.375          10/15/11           2,312,154
   2,265   Health Net, Inc...................................   8.375          04/15/11           2,753,071
   1,565   UnitedHealth Group Inc............................   7.50           11/15/05           1,770,582
     850   UnitedHealth Group Inc............................   5.20           01/17/07             925,728
   1,450   Wellpoint Health Network, Inc.....................   6.375          06/15/06           1,626,047
                                                                                               ------------
                                                                                                 20,404,790
                                                                                               ------------
           MEDIA CONGLOMERATES (2.7%)
   2,440   AOL Time Warner Inc...............................   7.70           05/01/32           2,848,534
   1,587   News America, Inc.................................   7.30           04/30/28           1,802,121
   2,800   News America Holdings, Inc........................   8.875          04/26/23           3,579,456
   3,195   News America Holdings, Inc........................   7.28           06/30/28           3,621,660
   2,940   Time Warner, Inc..................................   6.625          05/15/29           3,031,496
                                                                                               ------------
                                                                                                 14,883,267
                                                                                               ------------
           MOTOR VEHICLES (1.5%)
   1,765   DaimlerChrysler North American Holdings Co........   8.00           06/15/10           2,078,265
   1,780   DaimlerChrysler North American Holdings Co........   8.50           01/18/31           2,096,598
     235   Ford Motor Co.....................................   6.625          10/01/28             195,544
   4,195   Ford Motor Co.....................................   7.45           07/16/31           3,842,893
                                                                                               ------------
                                                                                                  8,213,300
                                                                                               ------------
           MULTI-LINE INSURANCE (3.2%)
   2,505   Farmers Exchange Capital - 144A*..................   7.05           07/15/28           2,251,421
   3,860   Farmers Insurance Capital - 144A*.................   8.625          05/01/24           3,763,500
     165   Hartford Financial Services Group, Inc............   2.375          06/01/06             164,855

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

 $ 4,900   Hartford Financial Services Group, Inc............   7.90 %         06/15/10        $  5,974,310
   5,000   Nationwide Financial Services, Inc................   8.00           03/01/27           5,408,050
                                                                                               ------------
                                                                                                 17,562,136
                                                                                               ------------
           OIL & GAS PRODUCTION (2.5%)
     155   Devon Financing Corp..............................   6.875          09/30/11             181,820
   1,695   Devon Financing Corp..............................   7.875          09/30/31           2,152,326
     690   Kerr-McGee Corp...................................   5.875          09/15/06             752,506
   1,180   Kerr-McGee Corp...................................   6.875          09/15/11           1,367,668
   1,800   PEMEX Project Funding Master Trust................   9.125          10/13/10           2,178,000
   3,160   PEMEX Project Funding Master Trust................   8.00           11/15/11           3,618,200
   1,455   PEMEX Project Funding Master Trust................   8.625          02/01/22           1,662,338
     170   Petro-Canada (Canada).............................   4.00           07/15/13             165,336
   1,810   Petro-Canada (Canada).............................   5.35           07/15/33           1,730,123
                                                                                               ------------
                                                                                                 13,808,317
                                                                                               ------------
           OIL REFINING/MARKETING (0.7%)
   1,065   Ashland Inc.......................................   7.83           08/15/05           1,150,119
   2,555   Marathon Oil Corp.................................   6.80           03/15/32           2,890,313
                                                                                               ------------
                                                                                                  4,040,432
                                                                                               ------------
           OTHER CONSUMER SERVICES (1.1%)
   2,845   Cendant Corp......................................   7.375          01/15/13           3,349,996
   2,305   Cendant Corp......................................   7.125          03/15/15           2,672,435
                                                                                               ------------
                                                                                                  6,022,431
                                                                                               ------------
           OTHER METALS/MINERALS (1.4%)
   2,275   BHP Finance Ltd. (Netherlands)....................   4.80           04/15/13           2,371,997
     915   Inco Ltd. (Canada)................................   7.75           05/15/12           1,083,991
   3,965   Inco Ltd. (Canada)................................   7.20           09/15/32           4,370,076
                                                                                               ------------
                                                                                                  7,826,064
                                                                                               ------------
           PHARMACEUTICALS: MAJOR (1.1%)
   5,000   Johnson & Johnson.................................   8.72           11/01/24           5,667,115
     277   Marion Merrell Corp...............................   9.11           08/01/05             298,155
                                                                                               ------------
                                                                                                  5,965,270
                                                                                               ------------
           PULP & PAPER (1.5%)
   4,900   International Paper Co............................   5.85           10/30/12           5,340,451
   2,260   MeadWestVaco Corp.................................   6.85           04/01/12           2,608,849
     500   Sappi Papier Holding AG - 144A* (Austria).........   6.75           06/15/12             571,029
                                                                                               ------------
                                                                                                  8,520,329
                                                                                               ------------
           RAILROADS (0.8%)
   3,902   Burlington Northern Santa Fe Corp.................   7.97           01/01/15           4,608,938
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           REAL ESTATE DEVELOPMENT (0.4%)
 $ 1,875   World Financial Properties - 144A*................   6.91 %         09/01/13        $  2,141,672
     240   World Financial Properties - 144A*................   6.95           09/01/13             274,295
                                                                                               ------------
                                                                                                  2,415,967
                                                                                               ------------
           SAVINGS BANKS (0.5%)
   2,150   Washington Mutual Financial Corp..................   8.25           04/01/10           2,707,923
                                                                                               ------------
           SERVICES TO THE HEALTH INDUSTRY (0.4%)
   1,010   Anthem Insurance - 144A*..........................   9.125          04/01/10           1,271,766
     850   Anthem Insurance - 144A*..........................   9.00           04/01/27           1,141,428
                                                                                               ------------
                                                                                                  2,413,194
                                                                                               ------------
           TOBACCO (0.1%)
     565   Altria Group, Inc.................................   7.75           01/15/27             605,579
                                                                                               ------------
           WIRELESS TELECOMMUNICATIONS (0.5%)
   2,300   Vodafone Group PLC (United Kingdom)...............   7.875          02/15/30           2,962,920
                                                                                               ------------
           TOTAL CORPORATE BONDS
            (COST $422,779,097)..............................................................   465,725,377
                                                                                               ------------
           U.S. GOVERNMENT OBLIGATIONS (9.4%)
           Federal Home Loan Mortgage Corp.
  12,500   ..................................................   6.50              **             13,000,000
     188   ..................................................   8.50     01/01/22 - 12/01/24        201,557
       4   Federal Home Loan Mortgage Corp. Gold.............  11.50           05/01/19               4,697
           Federal National Mortgage Assoc.
   2,800   ..................................................   6.00              **              2,907,625
   3,627   ..................................................   6.50           05/01/31           3,781,847
   1,056   ..................................................   7.50     06/01/28 - 04/01/32      1,122,141
  12,158   ..................................................   8.00     08/01/29 - 04/01/32     13,065,794
       5   ..................................................   9.00     06/01/21 - 01/01/25          5,152
           Government National Mortgage Assoc.
   4,994   ..................................................   6.00     04/15/28 - 12/15/28      5,237,582
   7,990   ..................................................   6.50     08/15/27 - 07/15/29      8,389,769
       5   ..................................................   7.50     04/15/24 - 09/15/27          5,005
   3,153   ..................................................   8.00     10/15/24 - 11/15/29      3,400,607
     499   ..................................................   8.50     01/15/17 - 03/01/28        537,892
     391   ..................................................   9.00     07/15/24 - 12/15/24        434,377
      28   ..................................................  10.00     05/15/16 - 04/15/19         32,318
                                                                                               ------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $50,477,494)...............................................................    52,126,363
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           FOREIGN GOVERNMENT OBLIGATIONS (2.7%)
 $ 5,000   Province of New Brunswick (Canada)................   7.625%         06/29/04        $  5,315,570
     870   United Mexican States Corp. (Mexico)..............   9.875          02/01/10           1,115,775
   1,455   United Mexican States Corp. (Mexico)..............   8.375          01/14/11           1,743,090
   4,370   United Mexican States Corp. (Mexico)..............   8.00           09/24/22           4,894,400
   1,740   United Mexican States Corp. (Mexico)..............   8.30           08/15/31           2,003,610
                                                                                               ------------
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (COST $13,806,560)...............................................................    15,072,445
                                                                                               ------------
           ASSET-BACKED SECURITY (0.4%)
           FINANCE/RENTAL/LEASING
   1,800   American Express Credit Account
            (COST $1,799,706)................................   5.53           10/15/08           1,969,977
                                                                                               ------------
           SHORT-TERM INVESTMENTS (a) (6.2%)
           U.S. GOVERNMENT & AGENCY OBLIGATIONS
  32,100   Federal Home Loan Banks...........................   0.95           07/01/03          32,100,000
     300   U.S. Treasury Bill***.............................   1.16           07/17/03             299,845
     500   U.S. Treasury Bill***.............................   1.21           07/17/03             499,730
     100   U.S. Treasury Bill***.............................   1.095          09/25/03              99,738
   1,000   U.S. Treasury Bill***.............................   1.15           09/25/03             997,253
                                                                                               ------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $33,996,566)...............................................................    33,996,566
                                                                                               ------------

           TOTAL INVESTMENTS
            (COST $522,859,423) (b)(c).......................  102.9%   568,890,728
           LIABILITIES IN EXCESS OF OTHER ASSETS.............   (2.9)   (15,794,652)
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $553,096,076
                                                               =====   ============

---------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 *** ALL OF THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $151,595,375 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
 (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $47,341,614 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,310,309, RESULTING IN NET UNREALIZED APPRECIATION OF $46,031,305.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

FUTURES CONTRACTS OPEN AT JUNE 30, 2003:
                                                                                        UNREALIZED
NUMBER OF                          DESCRIPTION, DELIVERY             UNDERLYING FACE   APPRECIATION
CONTRACTS   LONG/SHORT                MONTH, AND YEAR                AMOUNT AT VALUE  (DEPRECIATION)

-----------------------------------------------------------------------------------------------------

   586        Short     U.S. Treasury Bonds, September 2003           $(68,763,438)      $ 580,358
   362        Short     U.S. Treasury Notes 5 year, September 2003     (41,675,250)       (123,496)
   215        Short     U.S. Treasury Notes 10 year, September 2003    (25,249,063)       (161,412)
                                                                                         ---------
      Net unrealized appreciation...................................................     $ 295,450
                                                                                         =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE       VALUE

----------------------------------------------------------------------------------------------

            CORPORATE BONDS (87.2%)
            ADVERTISING/MARKETING SERVICES (0.8%)
$      405  Interep National Radio Sales, Inc. (Series B).....  10.00 %  07/01/08  $   344,250
       230  RH Donnelley Financial Corp. - 144A*..............  10.875   12/15/12      267,950
                                                                                   -----------
                                                                                       612,200
                                                                                   -----------
            AIRLINES (0.3%)
       510  Air Canada Corp. (Canada) (a)(b)..................  10.25    03/15/11      229,500
                                                                                   -----------
            ALTERNATIVE POWER GENERATION (0.3%)
       285  Calpine Corp......................................   8.50    02/15/11      213,750
                                                                                   -----------
            APPAREL/FOOTWEAR (0.2%)
       180  Oxford Industries Inc. - 144A*....................   8.875   06/01/11      189,000
                                                                                   -----------
            APPAREL/FOOTWEAR RETAIL (0.4%)
       135  Gap, Inc. (The)...................................   6.90    09/15/07      145,462
       170  Gap, Inc. (The)...................................  10.55    12/15/08      206,550
                                                                                   -----------
                                                                                       352,012
                                                                                   -----------
            AUTO PARTS: O.E.M. (2.6%)
       185  ArvinMeritor, Inc.................................   8.75    03/01/12      207,200
       295  Collins & Aikman Products.........................  10.75    12/31/11      259,600
       330  Intermet Corp.....................................   9.75    06/15/09      316,800
       535  Lear Corp. (Series B).............................   8.11    05/15/09      612,575
       305  Metaldyne Corp....................................  11.00    06/15/12      253,150
       390  TRW Automotive, Inc. - 144A*......................   9.375   02/15/13      423,150
                                                                                   -----------
                                                                                     2,072,475
                                                                                   -----------
            BROADCAST/MEDIA (1.0%)
     1,265  Tri-State Outdoor Media Group, Inc. (b)...........  11.00    05/15/08      823,831
                                                                                   -----------
            BROADCASTING (1.4%)
       455  Nextmedia Operating, Inc..........................  10.75    07/01/11      509,600
       125  Salem Communications Holdings Corp................   7.75    12/15/10      129,375
       405  Salem Communications Holdings Corp. (Series B)....   9.00    07/01/11      435,881
                                                                                   -----------
                                                                                     1,074,856
                                                                                   -----------
            BUILDING PRODUCTS (0.3%)
       165  Brand Services, Inc. - 144A*......................  12.00    10/15/12      188,100
        75  Nortek, Inc.......................................   9.25    03/15/07       77,250
                                                                                   -----------
                                                                                       265,350
                                                                                   -----------
            CABLE/SATELLITE TV (5.9%)
        85  Avalon Cable LLC..................................  11.875++ 12/01/08       81,281
       200  British Sky Broadcasting Group PLC (United
             Kingdom).........................................   6.875   02/23/09      226,000
       485  British Sky Broadcasting Group PLC (United
             Kingdom).........................................   8.20    07/15/09      574,725

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE       VALUE

----------------------------------------------------------------------------------------------

$      110  Charter Communications Holdings LLC...............   8.25 %  04/01/07  $    84,700
       260  Charter Communications Holdings LLC...............  10.75    10/01/09      201,500
       975  Charter Communications Holdings/Charter Capital...  11.75++  05/15/11      492,375
        75  CSC Holdings Inc..................................   7.25    07/15/08       75,000
       455  CSC Holdings Inc..................................   8.125   07/15/09      469,787
        95  CSC Holdings Inc..................................   9.875   02/15/13       99,275
        95  CSC Holdings Inc..................................  10.50    05/15/16      103,550
       850  Echostar DBS Corp.................................   9.125   01/15/09      949,875
       175  Echostar DBS Corp.................................   9.375   02/01/09      186,594
       538  Knology, Inc. - 144A* (c).........................  12.00+   11/30/09      427,779
       220  Lodgenet Entertainment Corp.......................   9.50    06/15/13      225,500
        95  Pegasus Communications Corp. (Series B)...........   9.75    12/01/06       86,450
        65  Pegagus Communications Corp. (Series B)...........  12.50    08/01/07       59,800
        40  Pegasus Satellite Communications, Inc.............  12.375   08/01/06       37,400
       100  Pegasus Satellite Communications, Inc.............  13.50++  03/01/07       83,500
        20  Renaissance Media Group LLC.......................  10.00    04/15/08       19,750
       205  Rogers Cable Inc. - 144A*.........................   6.25    06/15/13      204,487
                                                                                   -----------
                                                                                     4,689,328
                                                                                   -----------
            CASINO/GAMING (3.0%)
     4,485  Aladdin Gaming Holdings/Capital Corp. LLC
             (Series B) (a)(d)................................  13.50    03/01/10       22,425
       600  Harrah's Operating Co., Inc.......................   7.875   12/15/05      652,500
       595  Park Place Entertainment..........................   8.875   09/15/08      655,987
     7,210  Resort At Summerlin LP/Ras Co.
             (Series B) (a)(b)................................  13.00    12/15/07            0
        85  Station Casinos, Inc..............................   8.375   02/15/08       91,800
       220  Station Casinos, Inc..............................   8.875   12/01/08      231,000
       300  Station Casinos, Inc..............................   9.875   07/01/10      330,000
       335  Venetian Casino/LV Sands..........................  11.00    06/15/10      377,712
                                                                                   -----------
                                                                                     2,361,424
                                                                                   -----------
            CELLULAR TELEPHONE (0.5%)
       345  Dobson Communications Corp........................  10.875   07/01/10      372,600
                                                                                   -----------
            CHEMICALS: MAJOR DIVERSIFIED (1.8%)
       370  Equistar Chemical.................................  10.125   09/01/08      381,100
       185  Equistar Chemical Funding - 144A*.................  10.625   05/01/11      189,625
       175  Huntsman Advanced Materials Corp..................  11.00    07/15/10      182,000
       665  Huntsman ICI Chemicals............................  10.125   07/01/09      638,400
                                                                                   -----------
                                                                                     1,391,125
                                                                                   -----------
            CHEMICALS: SPECIALTY (3.9%)
       275  Acetex Corp. (Canada).............................  10.875   08/01/09      305,594
       280  Avecia Group PLC (United Kingdom).................  11.00    07/01/09      253,400

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE       VALUE

----------------------------------------------------------------------------------------------

$      170  FMC Corp. - 144A*.................................  10.25 %  11/01/09  $   191,250
       110  Huntsman International LLC - 144A*................   9.875   03/01/09      114,400
       750  ISP Holdings Inc. (Series B)......................  10.625   12/15/09      796,875
       205  Lyondell Chemical Co. (Series B)..................   9.875   05/01/07      200,900
       220  Lyondell Chemical Co. (Series B)..................   9.50    12/15/08      209,000
       510  Millennium America, Inc...........................   9.25    06/15/08      548,250
       430  Rhodia SA (France) - 144A*........................   8.875   06/01/11      445,050
                                                                                   -----------
                                                                                     3,064,719
                                                                                   -----------
            COMMERCIAL PRINTING/FORMS (0.0%)
     2,500  Premier Graphics Inc. (a)(b)......................  11.50    12/01/05            0
                                                                                   -----------
            COMPUTER COMMUNICATIONS (0.7%)
       500  Avaya, Inc........................................  11.125   04/01/09      547,500
                                                                                   -----------
            CONSUMER/BUSINESS SERVICES (0.8%)
       280  Muzak LLC/Muzak Finance Corp. - 144A*.............  10.00    02/15/09      293,300
       385  Muzak LLC/Muzak Finance Corp......................   9.875   03/15/09      368,148
                                                                                   -----------
                                                                                       661,448
                                                                                   -----------
            CONTAINERS/PACKAGING (2.2%)
       210  Norampac, Inc. - 144A*............................   6.75    06/01/13      220,500
       805  Owens-Brockway Glass Containers Corp..............   8.75    11/15/12      873,425
       340  Pliant Corp.......................................  13.00    06/01/10      319,600
       335  Riverwood International Corp......................  10.875   04/01/08      343,375
                                                                                   -----------
                                                                                     1,756,900
                                                                                   -----------
            DEPARTMENT STORES (0.7%)
        55  Penney (J.C.) Co., Inc............................   7.60    04/01/07       57,750
       190  Penney (J.C.) Co., Inc............................   8.00    03/01/10      199,025
       215  Penney (J.C.) Co., Inc............................   9.00    08/01/12      233,275
        45  Penney (J.C.) Co., Inc............................   6.875   10/15/15       42,102
        35  Penney (J.C.) Co., Inc............................   7.95    04/01/17       34,650
                                                                                   -----------
                                                                                       566,802
                                                                                   -----------
            DIVERSIFIED MANUFACTURING (0.3%)
       255  Eagle-Picher Industries, Inc......................   9.375   03/01/08      238,425
                                                                                   -----------
            DRUGSTORE CHAINS (0.2%)
       235  Rite Aid Corp.....................................   7.70    02/15/27      193,875
                                                                                   -----------
            ELECTRIC UTILITIES (3.7%)
        54  AES Corp. (The)...................................   9.375   09/15/10       54,270
        42  AES Corp. (The)...................................   8.875   02/15/11       41,055
       450  AES Corp. (The) - 144A*...........................   9.00    05/15/15      470,250
       155  Allegheny Energy, Inc.............................   7.75    08/01/05      155,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE       VALUE

----------------------------------------------------------------------------------------------

$       50  CMS Energy Corp...................................   7.50 %  01/15/09  $    49,437
       305  CMS Energy Corp...................................   8.50    04/15/11      318,344
       115  IPALCO Enterprises, Inc...........................   8.625   11/14/11      125,925
       365  Monongahela Power Co..............................   5.00    10/01/06      362,719
        80  MSW Energy Holdings/Finance - 144A*...............   8.50    09/01/10       82,200
       200  PG&E Corp. - 144A*................................   6.875   07/15/08      207,250
       250  PSEG Energy Holdings Inc. - 144A*.................   7.75    04/16/07      264,375
       320  PSEG Energy Holdings Inc..........................   8.625   02/15/08      344,000
       205  Southern California Edison Co. - 144A*............   8.00    02/15/07      224,731
       225  TNP Enterprises, Inc. (Series B)..................  10.25    04/01/10      225,000
                                                                                   -----------
                                                                                     2,924,556
                                                                                   -----------
            ELECTRONIC COMPONENTS (0.5%)
       370  Flextronics International Ltd. (Series B)
             (Singapore)......................................   9.875   07/01/10      405,150
                                                                                   -----------
            ELECTRONIC DISTRIBUTORS (0.9%)
       575  BRL Universal Equipment Corp......................   8.875   02/15/08      623,875
     6,000  CHS Electronics, Inc. (a)(b)......................   9.875   04/15/05       52,500
                                                                                   -----------
                                                                                       676,375
                                                                                   -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (1.8%)
       470  Directv Holdings/Finance - 144A*..................   8.375   03/15/13      524,050
       820  High Voltage Engineering, Inc.....................  10.75    08/15/04      197,825
       260  Xerox Capital Europe PLC..........................   5.875   05/15/04      261,300
       450  Xerox Corp........................................   7.125   06/15/10      449,437
                                                                                   -----------
                                                                                     1,432,612
                                                                                   -----------
            ELECTRONICS/APPLIANCES (0.0%)
    12,000  International Semi-Tech Microelectronics, Inc.
             (Canada) (a)(b)..................................  11.50    08/15/03            0
                                                                                   -----------
            ENGINEERING & CONSTRUCTION (0.4%)
       340  ABB Finance Inc...................................   6.75    06/03/04      333,200
       225  Encompass Services Corp. (a)(b)...................  10.50    05/01/09            0
                                                                                   -----------
                                                                                       333,200
                                                                                   -----------
            ENVIRONMENTAL SERVICES (2.7%)
        80  Allied Waste North America, Inc...................   7.875   04/15/13       83,700
       150  Allied Waste North America, Inc. (Series B).......   8.875   04/01/08      162,750
       675  Allied Waste North America, Inc. (Series B).......  10.00    08/01/09      717,187
       950  Waste Management Inc..............................   7.65    03/15/11    1,143,028
                                                                                   -----------
                                                                                     2,106,665
                                                                                   -----------
            FOOD DISTRIBUTORS (0.7%)
       550  Volume Services America, Inc......................  11.25    03/01/09      547,250
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE       VALUE

----------------------------------------------------------------------------------------------

            FOOD RETAIL (1.7%)
$      375  Ahold Finance USA Inc.............................   8.25 %  07/15/10  $   384,375
       630  Delhaize America, Inc.............................   8.125   04/15/11      689,850
       245  Domino's Inc. - 144A*.............................   8.25    07/01/11      252,962
                                                                                   -----------
                                                                                     1,327,187
                                                                                   -----------
            FOOD: MEAT/FISH/DAIRY (2.0%)
       360  Michael Foods Inc. (Series B).....................  11.75    04/01/11      414,000
       265  Pilgrim's Pride Corp..............................   9.625   09/15/11      282,887
       530  Smithfield Foods Inc..............................   7.625   02/15/08      544,575
       250  Smithfield Foods Inc..............................   8.00    10/15/09      270,625
        75  Smithfield Foods Inc. - 144A*.....................   7.75    05/15/13       80,437
                                                                                   -----------
                                                                                     1,592,524
                                                                                   -----------
            FOOD: SPECIALTY/CANDY (0.3%)
       215  Merisant Co. - 144A*..............................   9.50    07/15/13      222,525
                                                                                   -----------
            FOREST PRODUCTS (1.1%)
       150  Louisiana Pacific Corp............................  10.875   11/15/08      171,000
       110  Louisiana Pacific Corp............................   8.875   08/15/10      125,950
       345  Tembec Industries Inc. (Canada)...................   8.50    02/01/11      341,550
       225  Tembec Industries Inc. (Canada)...................   7.75    03/15/12      218,250
                                                                                   -----------
                                                                                       856,750
                                                                                   -----------
            GAS DISTRIBUTORS (0.7%)
       430  Dynegy Holdings, Inc..............................   6.875   04/01/11      361,200
       155  Southern Natural Gas Co. - 144A*..................   8.875   03/15/10      168,950
                                                                                   -----------
                                                                                       530,150
                                                                                   -----------
            HOME BUILDING (2.7%)
       295  KB HOME...........................................   7.75    02/01/10      318,969
       155  Meritage Corp. - 144A*............................   9.75    06/01/11      171,275
       415  Schuler Homes, Inc................................   9.375   07/15/09      468,950
       300  Tech Olympic USA, Inc.............................   9.00    07/01/10      322,250
       255  Tech Olympic USA, Inc.............................  10.375   07/01/12      271,575
       100  Tech Olympic USA, Inc. - 144A*....................  10.375   07/01/12      106,500
       445  Toll Corp.........................................   8.25    02/01/11      496,175
                                                                                   -----------
                                                                                     2,155,694
                                                                                   -----------
            HOSPITAL/NURSING MANAGEMENT (2.2%)
       375  HCA, Inc..........................................   7.875   02/01/11      419,966
       370  HCA, Inc..........................................   6.30    10/01/12      378,272
        35  Manor Care, Inc...................................   7.50    06/15/06       38,051
       110  Manor Care, Inc...................................   8.00    03/01/08      123,750

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE       VALUE

----------------------------------------------------------------------------------------------

$      130  Manor Care, Inc. - 144A*..........................   6.25 %  05/01/13  $   134,550
       490  Tenet Healthcare Corp.............................   6.50    06/01/12      454,475
       210  Tenet Healthcare Corp.............................   7.375   02/01/13      202,650
                                                                                   -----------
                                                                                     1,751,714
                                                                                   -----------
            HOTELS/RESORTS/CRUISELINES (3.4%)
       260  Hilton Hotels Corp................................   7.95    04/15/07      279,500
       240  Hilton Hotels Corp................................   7.625   12/01/12      262,800
       535  HMH Properties, Inc. (Series B)...................   7.875   08/01/08      543,025
       695  Horseshoe Gaming Holding Corp. (Series B).........   8.625   05/15/09      736,700
        40  Starwood Hotels & Resorts Worldwide, Inc..........   7.375   05/01/07       42,100
       730  Starwood Hotels & Resorts Worldwide, Inc..........   7.875   05/01/12      799,350
                                                                                   -----------
                                                                                     2,663,475
                                                                                   -----------
            INDUSTRIAL CONGLOMERATES (0.7%)
       505  Tyco International Group S.A. (Luxembourg)........   6.75    02/15/11      535,300
                                                                                   -----------
            INDUSTRIAL MACHINERY (0.2%)
       120  Flowserve Corp....................................  12.25    08/15/10      139,800
                                                                                   -----------
            INDUSTRIAL SPECIALTIES (2.7%)
       430  Cabot Safety Corp.................................  12.50    07/15/05      438,600
       465  International Wire Group, Inc.....................  11.75    06/01/05      297,600
       560  Johnsondiversey, Inc..............................   9.625   05/15/12      625,800
       210  Tekni-Plex Inc. (Series B)........................  12.75    06/15/10      204,750
       160  Tekni-Plex Inc. - 144A*...........................  12.75    06/15/10      156,000
       405  UCAR Finance, Inc.................................  10.25    02/15/12      396,900
                                                                                   -----------
                                                                                     2,119,650
                                                                                   -----------
            INTERNET SOFTWARE/SERVICES (0.3%)
       684  Exodus Communications, Inc. (a)(b)................  11.625   07/15/10       41,025
       233  Globix Corp. - 144A*..............................  11.00+   05/01/08      174,974
                                                                                   -----------
                                                                                       215,999
                                                                                   -----------
            INVESTMENT MANAGERS (0.7%)
       530  JSG Funding PLC (Ireland).........................   9.625   10/01/12      585,650
                                                                                   -----------
            MANAGED HEALTH CARE (1.0%)
       390  Aetna, Inc........................................   7.875   03/01/11      473,959
       270  Health Net, Inc...................................   8.375   04/15/11      328,181
                                                                                   -----------
                                                                                       802,140
                                                                                   -----------
            MEDIA COMGLOMERATES (0.5%)
       335  Vivendi Universal SA (France) - 144A*.............   9.25    04/15/10      381,063
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE       VALUE

----------------------------------------------------------------------------------------------

            MEDICAL DISTRIBUTORS (0.7%)
$       95  AmerisourceBergen Corp............................   7.25 %  11/15/12  $   103,075
       440  AmerisourceBergen Corp............................   8.125   09/01/08      484,000
                                                                                   -----------
                                                                                       587,075
                                                                                   -----------
            MEDICAL SPECIALTIES (0.2%)
       155  Apogent Technologies Inc. - 144A*.................   6.50    05/15/13      160,038
                                                                                   -----------
            MEDICAL/NURSING SERVICES (0.9%)
        85  Fresenius Medical Care Capital Trust..............   7.875   02/01/08       89,463
       570  Fresenius Medical Care Capital Trust..............   7.875   06/15/11      601,350
                                                                                   -----------
                                                                                       690,813
                                                                                   -----------
            METAL FABRICATIONS (0.8%)
       355  Trimas Corp.......................................   9.875   06/15/12      363,875
       260  Trimas Corp. - 144A*..............................   9.875   06/15/12      266,500
                                                                                   -----------
                                                                                       630,375
                                                                                   -----------
            MISCELLANEOUS COMMERCIAL SERVICES (1.0%)
       495  Iron Mountain Inc.................................   8.625   04/01/13      529,650
       255  Iron Mountain Inc.................................   7.75    01/15/15      269,663
                                                                                   -----------
                                                                                       799,313
                                                                                   -----------
            MOVIES/ENTERTAINMENT (0.7%)
       490  Alliance Atlantis Communications, Inc. (Canada)...  13.00    12/15/09      558,600
                                                                                   -----------
            OIL & GAS PIPELINES (2.4%)
       100  El Paso Energy Partners L.P. - 144A*..............   8.50    06/01/10      107,000
       375  El Paso Production Holdings - 144A*...............   7.75    06/01/13      374,063
       455  GulfTerra Energy Partners, L.P....................  10.625   12/01/12      525,525
        45  Northwest Pipeline Corp...........................   8.125   03/01/10       48,375
       160  Transcontinental Gas Pipe Line Corp...............   8.875   07/15/12      180,800
       220  Williams Cos Inc..................................   9.25    03/15/04      225,500
       490  Williams Cos Inc..................................   7.875   09/01/21      477,750
                                                                                   -----------
                                                                                     1,939,013
                                                                                   -----------
            OIL & GAS PRODUCTION (2.1%)
       650  Chesapeake Energy Corp............................   8.125   04/01/11      700,375
       225  Magnum Hunter Resources, Inc......................   9.60    03/15/12      247,500
       675  Vintage Petroleum, Inc............................   7.875   05/15/11      723,938
                                                                                   -----------
                                                                                     1,671,813
                                                                                   -----------
            OIL REFINING/MARKETING (1.6%)
       195  CITGO Petroleum Corp. - 144A*.....................  11.375   02/01/11      217,425
       115  Frontier Escrow Corp. - 144A*.....................   8.00    04/15/13      120,175
       480  Husky Oil Ltd.....................................   8.90    08/15/28      554,400

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE       VALUE

----------------------------------------------------------------------------------------------

$      170  Tesoro Petroleum Corp.............................   9.00 %  07/01/08  $   153,850
       255  Tesoro Petroleum Corp.............................   9.625   04/01/12      233,325
                                                                                   -----------
                                                                                     1,279,175
                                                                                   -----------
            OILFIELD SERVICES/EQUIPMENT (0.8%)
       325  Hanover Equipment Trust...........................   8.50    09/01/08      341,250
       260  Hanover Equipment Trust...........................   8.75    09/01/11      273,000
                                                                                   -----------
                                                                                       614,250
                                                                                   -----------
            OTHER METALS/MINERALS (0.5%)
       320  Phelps Dodge Corp.................................   8.75    06/01/11      376,267
                                                                                   -----------
            OTHER TRANSPORTATION (0.7%)
       490  Laidlaw International Inc. - 144A*................  10.75    06/15/11      514,500
                                                                                   -----------
            PUBLISHING: BOOKS/MAGAZINES (1.3%)
       195  Houghton Mifflin Co. - 144A*......................   8.25    02/01/11      205,725
       155  Houghton Mifflin Co. - 144A*......................   9.875   02/01/13      168,175
       165  PEI Holdings, Inc. - 144A*........................  11.00    03/15/10      181,913
       485  PRIMEDIA, Inc.....................................   8.875   05/15/11      510,463
                                                                                   -----------
                                                                                     1,066,276
                                                                                   -----------
            PUBLISHING: NEWSPAPERS (0.5%)
       331  Hollinger Participation Trust (Canada) - 144A*....  12.125+  11/15/10      371,916
                                                                                   -----------
            PULP & PAPER (2.5%)
       480  Abitibi-Consolidated, Inc. (Canada)...............   6.00    06/20/13      456,845
       700  Georgia-Pacific Corp. - 144A*.....................   8.875   02/01/10      759,500
       455  Norske Skog Canada Ltd. (Canada)..................   8.625   06/15/11      475,475
       250  Norske Skog Canada Ltd. (Canada) - 144A*..........   8.625   06/15/11      261,250
                                                                                   -----------
                                                                                     1,953,070
                                                                                   -----------
            REAL ESTATE DEVELOPMENT (1.5%)
       510  CB Richard Ellis Services, Inc....................  11.25    06/15/11      546,975
        70  CBRE Escrow Inc. - 144A*..........................   9.75    05/15/10       73,588
       565  LNR Property Corp. - 144A*........................   7.625   07/15/13      569,944
                                                                                   -----------
                                                                                     1,190,507
                                                                                   -----------
            RECREATIONAL PRODUCTS (0.8%)
       500  International Game Technology.....................   8.375   05/15/09      613,403
                                                                                   -----------
            SEMICONDUCTORS (0.4%)
        65  Fairchild Semiconductors Corp.....................  10.375   10/01/07       68,372
       240  Fairchild Semiconductors Corp.....................  10.50    02/01/09      270,000
                                                                                   -----------
                                                                                       338,372
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE       VALUE

----------------------------------------------------------------------------------------------

            SERVICES TO THE HEALTH INDUSTRY (0.7%)
$      225  Anthem Insurance - 144A*..........................   9.125%  04/01/10  $   283,314
       230  Omnicare, Inc. (Series B).........................   8.125   03/15/11      249,550
                                                                                   -----------
                                                                                       532,864
                                                                                   -----------
            SPECIALTY STORES (0.8%)
       355  Autonation, Inc...................................   9.00    08/01/08      394,050
       205  Sonic Automotive, Inc.............................  11.00    08/01/08      217,300
                                                                                   -----------
                                                                                       611,350
                                                                                   -----------
            SPECIALTY TELECOMMUNICATIONS (0.7%)
        75  American Tower Corp...............................   9.375   02/01/09       75,375
     1,800  DTI Holdings, Inc. (Series B) (a)(d)..............  12.50    03/01/08       81,000
       105  Primus Telecommunication Group, Inc...............  11.25    01/15/09       97,125
       200  Primus Telecommunication Group, Inc.
             (Series B).......................................   9.875   05/15/08      178,000
       120  U.S. West Communications Corp.....................   6.625   09/15/05      122,100
     1,300  Worldwide Fiber Inc. (Canada) (a)(b)..............  12.00    08/01/09          130
                                                                                   -----------
                                                                                       553,730
                                                                                   -----------
            STEEL (1.0%)
       325  Oregon Steel Mills, Inc...........................  10.00    07/15/09      292,500
       495  United States Steel Corp..........................   9.75    05/15/10      502,425
                                                                                   -----------
                                                                                       794,925
                                                                                   -----------
            TELECOMMUNICATIONS (0.6%)
     4,725  Rhythms Netconnections, Inc. (a)(b)...............  12.75    04/15/09            0
     1,200  Startec Global Communications Corp. (a)(b)........  12.00    05/15/08          120
       380  WorldCom, Inc. (a)(b).............................   7.50    05/15/11      112,100
     1,215  WorldCom, Inc. (a)(b).............................   8.25    05/15/31      358,425
                                                                                   -----------
                                                                                       470,645
                                                                                   -----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (1.6%)
       510  J.B. Poindexter & Co., Inc........................  12.50    05/15/07      423,300
       530  Manitowoc Co., Inc. (The).........................  10.50    08/01/12      588,300
       205  NMHG Holding Co...................................  10.00    05/15/09      225,500
                                                                                   -----------
                                                                                     1,237,100
                                                                                   -----------
            WHOLESALE DISTRIBUTORS (1.3%)
       415  Burhmann US, Inc..................................  12.25    11/01/09      446,125
       260  Fisher Scientific International, Inc. - 144A*.....   8.125   05/01/12      278,200
       255  Fisher Scientific International, Inc..............   7.125   12/15/05      266,475
                                                                                   -----------
                                                                                       990,800
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE       VALUE

----------------------------------------------------------------------------------------------

            WIRELESS TELECOMMUNICATIONS (2.9%)
$      815  American Cellular Corp............................   9.50 %  10/15/09  $   407,500
    19,000  CellNet Data Systems, Inc. (a)(b).................  14.00    10/01/07            0
       225  Nextel Communications, Inc........................   9.75    10/31/07      232,875
       490  Nextel Communications, Inc........................   9.95    02/15/08      512,050
       260  Nextel Partners Inc. (Class A)....................  11.00    03/15/10      280,800
       110  Nextel Partners Inc. - 144A*......................   8.125   07/01/11      109,725
       560  SBA Communications Corp...........................  12.00    03/01/08      572,600
       220  SBA Communications Corp...........................  10.25    02/01/09      202,400
                                                                                   -----------
                                                                                     2,317,950
                                                                                   -----------
            TOTAL CORPORATE BONDS
             (COST $115,030,379).................................................   68,846,689
                                                                                   -----------

NUMBER OF
  SHARES
----------

            COMMON STOCKS (D) (2.4%)
            AEROSPACE & DEFENSE (0.1%)
     7,533  Orbital Sciences Corp. (c)............................................      54,991
                                                                                    ----------
            APPAREL/FOOTWEAR RETAIL (0.0%)
 1,310,596  County Seat Store Corp. (c)...........................................           0
                                                                                    ----------
            CASINO/GAMING (0.0%)
     2,000  Fitzgerald Gaming Corp.**.............................................           0
                                                                                    ----------
            CONSUMER/BUSINESS SERVICES (0.6%)
    28,925  Anacomp, Inc. (Class A) (c)...........................................     481,601
                                                                                    ----------
            FOOD: SPECIALTY/CANDY (0.0%)
     2,375  SFAC New Holdings Inc. (c)............................................           0
       436  SFAC New Holdings Inc. (c)............................................           0
   120,000  Specialty Foods Acquisition Corp. - 144A*.............................           0
                                                                                    ----------
                                                                                             0
                                                                                    ----------
            HOTELS/RESORTS/CRUISELINES (0.0%)
   444,351  Premier Holdings Inc. (c).............................................           0
                                                                                    ----------
            INTERNET SOFTWARE/SERVICES (0.1%)
    29,129  Globix Corp. (c)......................................................      84,474
                                                                                    ----------
            MEDICAL SPECIALTIES (0.1%)
     9,395  MEDIQ, Inc. (c).......................................................      51,014
                                                                                    ----------
            MEDICAL/NURSING SERVICES (0.0%)
   418,663  Raintree Healthcare Corp. (c).........................................           0
                                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                              VALUE

----------------------------------------------------------------------------------------------

            MOTOR VEHICLES (0.0%)
        87  Northern Holdings Industrial Corp.* (c)...............................  $        0
                                                                                    ----------
            RESTAURANTS (0.2%)
     7,750  American Restaurant Group Holdings, Inc. - 144A*......................           0
    92,158  Catalina Restaurant Group, Inc. (c)...................................     184,316
                                                                                    ----------
                                                                                       184,316
                                                                                    ----------
            SPECIALTY TELECOMMUNICATIONS (0.2%)
    40,696  Birch Telecom Inc. (c)................................................         407
   144,793  Mpower Holding Corp. (c)..............................................     153,481
   131,683  PFB Telecom NV (Series B) (c).........................................           0
    15,035  Viatel Holdings Bermuda Ltd. (c)......................................           0
     1,671  XO Communications, Inc. (c)...........................................      12,115
                                                                                    ----------
                                                                                       166,003
                                                                                    ----------
            TELECOMMUNICATIONS (0.0%)
    25,399  Covad Communications Group, Inc. (c)..................................      25,653
                                                                                    ----------
            TEXTILES (0.0%)
   298,461  U.S. Leather, Inc. (c)................................................           0
                                                                                    ----------
            WIRELESS TELECOMMUNICATIONS (1.1%)
    38,272  Arch Wireless, Inc. (c)...............................................     264,651
    55,773  Motient Corp. (c).....................................................     311,213
     8,464  NII Holdings, Inc. (Class B) (c)......................................     323,917
    38,444  Vast Solutions, Inc. (Class B1) (c)...................................           0
    38,444  Vast Solutions, Inc. (Class B2) (c)...................................           0
    38,444  Vast Solutions, Inc. (Class B3) (c)...................................           0
                                                                                    ----------
                                                                                       899,781
                                                                                    ----------
            TOTAL COMMON STOCKS
             (COST $71,590,590)...................................................   1,947,833
                                                                                    ----------
            PREFERRED STOCKS (1.8%)
            BROADCASTING (0.6%)
        48  Paxson Communications Corp. +.........................................     472,603
                                                                                    ----------
            CABLE/SATELLITE TV (0.0%)
    37,979  Knology Holdings, Inc. - 144A* (c)....................................         380
                                                                                    ----------
            CELLULAR TELEPHONE (0.5%)
       398  Dobson Communications Corp.+..........................................     390,040
                                                                                    ----------
            ELECTRIC UTILITIES (0.5%)
       517  TNP Enterprises, Inc. (Series D)+.....................................     387,750
                                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                              VALUE

----------------------------------------------------------------------------------------------

            RESTAURANTS (0.2%)
     2,969  American Restaurant Group Holdings, Inc. (Series B)...................  $        0
       157  Catalina Restaurant Group (Units)++...................................     141,300
                                                                                    ----------
                                                                                       141,300
                                                                                    ----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
     4,956  McLeodUSA Inc. (Series A) $0.44 (Conv.)...............................      35,882
                                                                                    ----------
            TOTAL PREFERRED STOCKS
             (COST $4,173,591)....................................................   1,427,955
                                                                                    ----------

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE
----------                                                      -------  --------

            CONVERTIBLE BONDS (1.3%)
            ELECTRONIC COMPONENTS (0.4%)
$      580  Solectron Corp....................................   0.00 %  11/20/20     321,900
                                                                                   ----------
            HOTELS/RESORTS/CRUISELINES (0.0%)
       742  Premier Cruises Ltd. - 144A* (a)(d)...............  10.00+   08/15/05           0
                                                                                   ----------
            SPECIALTY TELECOMMUNICATIONS (0.9%)
       740  American Tower Corp...............................   6.25    10/15/09     684,500
                                                                                   ----------
            TOTAL CONVERTIBLE BONDS
             (COST $1,526,736)...................................................   1,006,400
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF                                                                 EXPIRATION
 WARRANTS                                                                    DATE        VALUE

-------------------------------------------------------------------------------------------------

            WARRANTS (D) (0.0%)
            ADVERTISING/MARKETING SERVICES (0.0%)
         1  Mentus Media Corp. - 144A* (c)..............................   02/01/08   $         0
                                                                                      -----------
            BROADCASTING (0.0%)
       640  XM Satellite Radio Holdings, Inc. - 144A*...................   03/15/10         3,520
                                                                                      -----------
            CASINO/GAMING (0.0%)
    83,500  Aladdin Gaming Holdings LLC - 144A*.........................   03/01/10             0
     6,000  Resort at Summerlin LP - 144A*..............................   12/15/07             0
                                                                                      -----------
                                                                                                0
                                                                                      -----------
            CONSUMER/BUSINESS SERVICES (0.0%)
    42,250  Comforce Corp. - 144A*......................................   12/01/09             0
                                                                                      -----------
            INTERNET SOFTWARE/SERVICES (0.0%)
    16,520  Verado Holdings, Inc. - 144A*...............................   04/15/08             0
                                                                                      -----------
            OIL & GAS PRODUCTION (0.0%)
     7,568  Chesapeake Energy Corp......................................   05/01/05             0
                                                                                      -----------
            RESTAURANTS (0.2%)
     1,500  American Restaurant Group Holdings, Inc. - 144A*............   08/15/08             0
    39,250  Catalina Restaurant Group (c)...............................   07/10/12             0
                                                                                      -----------
                                                                                                0
                                                                                      -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
     6,500  Birch Telecom Inc. - 144A*..................................   06/15/08             0
    10,982  McLeodUSA, Inc..............................................   04/16/07         4,503
    33,324  Versatel Telecom International NV (ADR)
             (Netherlands) (c)..........................................   10/04/04         3,449
     3,341  XO Communications Inc. (Class A) (c)........................   01/16/10         3,341
     2,505  XO Communications Inc. (Class B) (c)........................   01/16/10             0
     2,505  XO Communications Inc. (Class C) (c)........................   01/16/10             0
                                                                                      -----------
                                                                                           11,293
                                                                                      -----------
            TELECOMMUNICATIONS (0.0%)
     1,200  Startec Global Communications Corp. - 144A*.................   05/15/08             0
                                                                                      -----------
            TOTAL WARRANTS
             (COST $575,081)........................................................       14,813
                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE       VALUE

----------------------------------------------------------------------------------------------

            SHORT-TERM INVESTMENT (e) (6.2%)
            U.S. GOVERNMENT AGENCY
$    4,900  Federal Home Loan Banks
             (COST $4,900,000)................................    0.95%  07/01/03  $ 4,900,000
                                                                                   -----------

            TOTAL INVESTMENTS
             (COST $197,796,377) (f)..........................   98.9%   78,143,690
            OTHER ASSETS IN EXCESS OF LIABILITIES.............    1.1       847,182
                                                                -----   -----------
            NET ASSETS........................................  100.0%  $78,990,872
                                                                =====   ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 **   RESALE IS RESTRICTED, ACQUIRED (12/22/98) AT A COST BASIS OF $9,020.
 +    PAYMENT-IN-KIND SECURITY.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
 ++ CURRENTLY A ZERO COUPON BOND AND IS SCHEDULED TO PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
 (A)  ISSUER IN BANKRUPTCY.
 (B)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
 (C)  ACQUIRED THROUGH EXCHANGE OFFER.
 (D)  NON-INCOME PRODUCING SECURITIES.
 (E) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (F) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $4,857,044 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $124,509,731, RESULTING IN NET UNREALIZED DEPRECIATION OF $119,652,687.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
 SHARES                                                                                    VALUE

----------------------------------------------------------------------------------------------------

           COMMON STOCKS (89.6%)
           ELECTRIC UTILITIES (50.1%)
 145,865   Cinergy Corp...............................................................  $  5,366,373
  95,000   Consolidated Edison, Inc...................................................     4,111,600
 157,000   Constellation Energy Group, Inc............................................     5,385,100
 105,000   Dominion Resources, Inc....................................................     6,748,350
 157,500   DPL, Inc...................................................................     2,510,550
  85,000   DTE Energy Co..............................................................     3,284,400
 147,432   Duke Energy Corp...........................................................     2,941,268
 160,000   Edison International*......................................................     2,628,800
 210,000   Energy East Corp...........................................................     4,359,600
 105,000   Entergy Corp...............................................................     5,541,900
 115,000   Exelon Corp................................................................     6,878,150
 180,000   FirstEnergy Corp...........................................................     6,921,000
  85,000   FPL Group, Inc.............................................................     5,682,250
  85,000   Pepco Holdings, Inc........................................................     1,628,600
 125,000   Pinnacle West Capital Corp.................................................     4,681,250
 150,000   PPL Corp...................................................................     6,450,000
 110,000   Progress Energy, Inc.......................................................     4,829,000
 120,000   Public Service Enterprise Group, Inc.......................................     5,070,000
 190,000   SCANA Corp.................................................................     6,513,200
 160,000   Southern Co................................................................     4,985,600
 180,000   Wisconsin Energy Corp......................................................     5,220,000
 140,000   Xcel Energy, Inc...........................................................     2,105,600
                                                                                        ------------
                                                                                         103,842,591
                                                                                        ------------
           ENERGY (11.2%)
  55,000   Anadarko Petroleum Corp....................................................     2,445,850
  90,000   Equitable Resources, Inc...................................................     3,666,600
  47,000   Exxon Mobil Corp...........................................................     1,687,770
 145,000   KeySpan Corp...............................................................     5,140,250
 135,000   New Jersey Resources Corp..................................................     4,792,500
 165,000   Questar Corp...............................................................     5,522,550
                                                                                        ------------
                                                                                          23,255,520
                                                                                        ------------
           TELECOMMUNICATIONS (27.2%)
 101,932   ALLTEL Corp................................................................     4,915,161
 350,000   AT&T Wireless Services Inc.*...............................................     2,873,500
 130,000   BCE, Inc. (Canada).........................................................     3,004,300
 240,000   BellSouth Corp.............................................................     6,391,200
 153,750   CenturyTel, Inc............................................................     5,358,188
 100,000   Cisco Systems, Inc.*.......................................................     1,669,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                    VALUE

----------------------------------------------------------------------------------------------------

  40,000   Comcast Corp. (Class A)*...................................................  $  1,207,200
  60,000   Cox Communications, Inc. (Class A)*........................................     1,914,000
  80,000   Nextel Communications, Inc. (Class A)*.....................................     1,446,400
 283,946   SBC Communications, Inc....................................................     7,254,820
 250,000   Sprint Corp. (PCS Group)*..................................................     1,437,500
 104,750   Telefonica S.A. (ADR) (Spain)*.............................................     3,621,208
 140,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico).........................     4,398,800
 181,120   Verizon Communications Inc.................................................     7,145,184
 190,000   Vodafone Group PLC (ADR) (United Kingdom)..................................     3,733,500
                                                                                        ------------
                                                                                          56,369,961
                                                                                        ------------
           WATER UTILITIES (1.1%)
  91,500   Philadelphia Suburban Corp.................................................     2,230,770
                                                                                        ------------
           TOTAL COMMON STOCKS
            (COST $140,125,870).......................................................   185,698,842
                                                                                        ------------

PRINCIPAL
AMOUNT IN                                                        COUPON     MATURITY
THOUSANDS                                                         RATE        DATE
----------                                                      ---------  ----------

            CORPORATE BONDS (5.4%)
            ELECTRIC UTILITIES (3.7%)
  $  100    Appalachian Power Co. (Series G)..................    3.60 %    05/15/08         101,234
      40    Appalachian Power Co. (Series H)..................    5.95      05/15/33          39,891
     400    Cinergy Corp......................................    6.25      09/01/04         419,990
     120    Cleco Power LLC...................................    5.375     05/01/13         124,187
     160    Commonwealth Edison Co............................    6.15      03/15/12         183,445
      65    Consolidated Edison Co. of New York...............    5.875     04/01/33          69,340
     145    Constellation Energy Group, Inc...................    7.60      04/01/32         174,296
     400    Consumers Energy Co...............................    6.875     03/01/18         442,870
     495    DTE Energy Co.....................................    7.05      06/01/11         578,931
      85    Duke Energy Corp..................................    4.50      04/01/10          88,872
     350    Duquesne Light Co.................................    6.70      04/15/12         403,189
      80    Energy Arkansas Inc. - 144A**.....................    5.90      06/01/33          77,586
     765    Exelon Corp.......................................    6.75      05/01/11         885,095
      40    Florida Power & Light Co..........................    4.85      02/01/13          42,278
     330    Florida Power Corp................................    6.65      07/15/11         386,738
     160    Idaho Power Corp..................................    4.25      10/01/13         160,626
     160    Indiana Michigan Power Co.........................    6.375     11/01/12         180,296
     160    Indiana Michigan Power Co. (Series A).............    6.875     07/01/04         168,704
     155    Jersey Central Power & Light Co...................    6.45      05/15/06         171,196
     400    Pinnacle West Capital Corp........................    6.40      04/01/06         432,180

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON     MATURITY
THOUSANDS                                                        RATE        DATE         VALUE

----------------------------------------------------------------------------------------------------

  $  210    Progress Energy Inc...............................    6.55 %    03/01/04   $     216,646
     900    PSEG Energy Holdings..............................    9.125     02/10/04         927,000
     400    Public Service Co. of New Mexico (Series B).......    7.50      08/01/18         461,046
     145    Public Service Electric & Gas Co..................    5.00      01/01/13         153,130
     330    South Carolina Electric & Gas Co..................    7.50      06/15/05         365,427
     115    TECO Energy Corp..................................    7.00      05/01/12         112,125
     155    Texas-New Mexico Power Co.........................    6.25      01/15/09         156,742
     110    Wisconsin Electric Power Co.......................    4.50      05/15/13         112,827
      25    Wisconsin Energy Corp.............................    6.20      04/01/33          27,093
                                                                                       -------------
                                                                                           7,662,980
                                                                                       -------------
            ENERGY (0.2%)
     280    Consolidated Natural Gas Co.......................    5.375     11/01/06         303,558
      65    Sempra Energy.....................................    6.00      02/01/13          71,665
                                                                                       -------------
                                                                                             375,223
                                                                                       -------------
            TELECOMMUNICATIONS (1.5%)
     270    AT&T Corp.........................................    7.00      11/15/06         300,296
     200    AT&T Wireless Services, Inc.......................    7.875     03/01/11         236,204
     235    British Telecommunications PLC (United Kingdom)...    8.375     12/15/10         297,200
     555    Deutsche Telekom International Finance Corp.
             (Netherlands)....................................    8.75      06/15/30         707,120
     520    GTE Corp..........................................    7.90      02/01/27         592,059
     590    SBC Communications Inc............................    5.875     02/01/12         662,349
     400    Verizon New England Inc...........................    6.50      09/15/11         464,136
                                                                                       -------------
                                                                                           3,259,364
                                                                                       -------------
            TOTAL CORPORATE BONDS
             (COST $10,256,751)......................................................     11,297,567
                                                                                       -------------
            ASSET-BACKED SECURITIES (1.0%)
            FINANCE/RENTAL/LEASING
     425    Connecticut RRB Special Purpose Trust CL&P -
             Series 2001......................................    6.21      12/30/11         496,866
     400    Detroit Edison Securitization Funding LLC.........    5.875     03/01/10         446,861
     450    PECO Energy Transition Trust......................    7.625     03/01/10         548,289
     400    PSE&G Transition Funding LLC......................    6.61      06/15/15         477,166
                                                                                       -------------
            TOTAL ASSET-BACKED SECURITIES
             (COST $1,796,934).......................................................      1,969,182
                                                                                       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON     MATURITY
THOUSANDS                                                        RATE        DATE         VALUE

----------------------------------------------------------------------------------------------------

            SHORT-TERM INVESTMENT (a) (3.9%)
            U.S. GOVERNMENT AGENCY
  $8,100    Federal Home Loan Banks
             (COST $8,100,000)................................    0.95%     07/01/03   $   8,100,000
                                                                                       -------------

            TOTAL INVESTMENTS
             (COST $160,279,555) (b)..........................   99.9%    207,065,591
            OTHER ASSETS IN EXCESS OF LIABILITIES.............    0.1         190,231
                                                                -----   -------------
            NET ASSETS........................................  100.0%  $ 207,255,822
                                                                =====   =============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a) PURCHASE ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $48,158,074 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,372,038, RESULTING IN NET UNREALIZED APPRECIATION OF $46,786,036.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (51.7%)
           ADVERTISING/MARKETING SERVICES (0.4%)
  19,400   Interpublic Group of Companies, Inc.*.............  $   259,572
                                                               -----------
           AEROSPACE & DEFENSE (0.6%)
  13,590   Raytheon Co.......................................      446,296
                                                               -----------
           AUTO PARTS: O.E.M. (0.5%)
   5,390   Magna International Inc. (Class A) (Canada).......      362,585
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC (0.6%)
   8,790   Coca-Cola Co. (The)...............................      407,944
                                                               -----------
           CHEMICALS: AGRICULTURAL (0.2%)
   7,720   Monsanto Co.......................................      167,061
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.9%)
  11,090   Dow Chemical Co. (The)............................      343,346
   7,190   Du Pont (E.I.) de Nemours & Co....................      299,392
                                                               -----------
                                                                   642,738
                                                               -----------
           COMPUTER PROCESSING HARDWARE (0.7%)
  21,950   Hewlett-Packard Co................................      467,535
                                                               -----------
           CONTAINERS/PACKAGING (0.7%)
  11,050   Temple-Inland, Inc................................      474,155
                                                               -----------
           CONTRACT DRILLING (1.0%)
  12,880   ENSCO International Inc...........................      346,472
  16,700   Transocean Inc.*..................................      366,899
                                                               -----------
                                                                   713,371
                                                               -----------
           DATA PROCESSING SERVICES (0.9%)
  11,700   Automatic Data Processing, Inc....................      396,162
   5,650   Computer Sciences Corp.*..........................      215,378
                                                               -----------
                                                                   611,540
                                                               -----------
           DISCOUNT STORES (1.0%)
   6,160   Target Corp.......................................      233,094
   8,450   Wal-Mart Stores, Inc..............................      453,511
                                                               -----------
                                                                   686,605
                                                               -----------
           ELECTRIC UTILITIES (2.8%)
  16,010   Entergy Corp......................................      845,008
   7,770   Exelon Corp.......................................      464,724
  15,530   PPL Corp..........................................      667,790
                                                               -----------
                                                                 1,977,522
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           FINANCE/RENTAL/LEASING (0.4%)
   4,540   Fannie Mae........................................  $   306,178
                                                               -----------
           FINANCIAL CONGLOMERATES (2.8%)
  19,300   Citigroup Inc.....................................      826,040
  24,320   J.P. Morgan Chase & Co............................      831,258
   9,170   Prudential Financial, Inc.........................      308,570
                                                               -----------
                                                                 1,965,868
                                                               -----------
           FINANCIAL PUBLISHING/SERVICES (0.9%)
  23,130   Equifax, Inc......................................      601,380
                                                               -----------
           FOOD: MAJOR DIVERSIFIED (0.4%)
   7,090   PepsiCo, Inc......................................      315,505
                                                               -----------
           HOSPITAL/NURSING MANAGEMENT (0.2%)
   9,900   Tenet Healthcare Corp.*...........................      115,335
                                                               -----------
           HOTELS/RESORTS/CRUISELINES (1.4%)
  36,650   Hilton Hotels Corp................................      468,753
  18,500   Starwood Hotels & Resorts Worldwide, Inc..........      528,915
                                                               -----------
                                                                   997,668
                                                               -----------
           HOUSEHOLD/PERSONAL CARE (1.4%)
  12,130   Kimberly-Clark Corp...............................      632,458
   3,610   Procter & Gamble Co. (The)........................      321,940
                                                               -----------
                                                                   954,398
                                                               -----------
           INDUSTRIAL CONGLOMERATES (2.1%)
   5,050   3M Co.............................................      651,349
  10,676   Ingersoll Rand Co. (Class A) (Bermuda)............      505,188
   8,250   Textron, Inc......................................      321,915
                                                               -----------
                                                                 1,478,452
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES (0.4%)
  13,400   Electronic Data Systems Corp......................      287,430
                                                               -----------
           INTEGRATED OIL (3.3%)
  24,650   BP PLC (ADR) (United Kingdom).....................    1,035,793
   8,779   ConocoPhillips....................................      481,089
  23,230   Exxon Mobil Corp..................................      834,189
                                                               -----------
                                                                 2,351,071
                                                               -----------
           INVESTMENT BANKS/BROKERS (1.6%)
  18,000   Edwards (A.G.), Inc...............................      615,600
  11,200   Merrill Lynch & Co., Inc..........................      522,816
                                                               -----------
                                                                 1,138,416
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           LIFE/HEALTH INSURANCE (0.4%)
   9,680   MetLife, Inc. (Note 4)............................  $   274,138
                                                               -----------
           MAJOR BANKS (3.3%)
  12,460   Bank of America Corp..............................      984,714
   9,510   FleetBoston Financial Corp........................      282,542
  15,860   PNC Financial Services Group......................      774,127
   7,260   Wachovia Corp.....................................      290,110
                                                               -----------
                                                                 2,331,493
                                                               -----------
           MAJOR TELECOMMUNICATIONS (2.4%)
  25,840   SBC Communications, Inc...........................      660,212
  36,960   Sprint Corp. (FON Group)..........................      532,224
  12,880   Verizon Communications Inc........................      508,116
                                                               -----------
                                                                 1,700,552
                                                               -----------
           MANAGED HEALTH CARE (0.7%)
   8,020   Aetna Inc.........................................      482,804
                                                               -----------
           MEDIA CONGLOMERATES (2.4%)
  66,510   AOL Time Warner Inc.*.............................    1,070,146
  32,150   Disney (Walt) Co. (The)...........................      634,962
                                                               -----------
                                                                 1,705,108
                                                               -----------
           MEDICAL SPECIALTIES (0.5%)
   9,060   Bausch & Lomb, Inc................................      339,750
                                                               -----------
           MULTI-LINE INSURANCE (1.3%)
  13,400   Hartford Financial Services Group, Inc. (The).....      674,824
   7,690   Safeco Corp.......................................      271,303
                                                               -----------
                                                                   946,127
                                                               -----------
           OIL & GAS PRODUCTION (1.2%)
   7,620   Anadarko Petroleum Corp...........................      338,861
   2,400   Burlington Resources Inc..........................      129,768
   8,940   EOG Resources, Inc................................      374,050
                                                               -----------
                                                                   842,679
                                                               -----------
           OIL REFINING/MARKETING (0.5%)
   9,000   Valero Energy Corp................................      326,970
                                                               -----------
           OILFIELD SERVICES/EQUIPMENT (1.4%)
  21,060   Schlumberger Ltd..................................    1,001,824
                                                               -----------
           OTHER METALS/MINERALS (0.7%)
  12,390   Phelps Dodge Corp.*...............................      475,033
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           PACKAGED SOFTWARE (0.9%)
  24,180   Microsoft Corp....................................  $   619,250
                                                               -----------
           PHARMACEUTICALS: MAJOR (5.2%)
  72,250   Bristol-Myers Squibb Co...........................    1,961,588
   3,750   Johnson & Johnson.................................      193,875
  11,746   Pfizer Inc........................................      401,126
   6,120   Roche Holdings Ltd (ADR) (Switzerland)............      479,808
  31,890   Schering-Plough Corp..............................      593,154
                                                               -----------
                                                                 3,629,551
                                                               -----------
           PRECIOUS METALS (0.7%)
  14,410   Newmont Mining Corp...............................      467,749
                                                               -----------
           PROPERTY - CASUALTY INSURERS (2.2%)
  15,240   Chubb Corp. (The).................................      914,400
  41,660   Travelers Property Casualty Corp. (Class A).......      662,394
                                                               -----------
                                                                 1,576,794
                                                               -----------
           RAILROADS (1.4%)
  35,130   Norfolk Southern Corp.............................      674,496
   5,380   Union Pacific Corp................................      312,148
                                                               -----------
                                                                   986,644
                                                               -----------
           RESTAURANTS (0.7%)
  21,620   McDonald's Corp...................................      476,937
                                                               -----------
           TOBACCO (0.6%)
   9,200   Altria Group, Inc.................................      418,048
                                                               -----------
           WIRELESS TELECOMMUNICATIONS (0.0%)
     688   Leap Wireless International, Inc.*................           34
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $33,441,723)...............................   36,330,110
                                                               -----------
           CONVERTIBLE PREFERRED STOCKS (10.4%)
           ELECTRIC UTILITIES (1.4%)
  18,000   FPL Group, Inc. $8.00.............................    1,038,600
                                                               -----------
           MAJOR BANKS (1.4%)
  25,050   National Australia Bank, Ltd. $1.97 (Australia)
            (Units)++........................................      972,942
                                                               -----------
           MAJOR TELECOMMUNICATIONS (1.4%)
  20,000   ALLTEL Corp. $1.9375..............................      995,000
                                                               -----------
           OIL & GAS PIPELINES (1.1%)
  60,000   Williams Cos Inc. $2.25...........................      741,000
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           PROPERTY - CASUALTY INSURERS (1.0%)
  30,000   Travelers Property Casualty $1.125................  $   720,000
                                                               -----------
           PULP & PAPER (1.2%)
  20,000   Boise Cascade Corp. $3.75 (Units)++...............      824,800
                                                               -----------
           RAILROADS (1.1%)
  14,959   Union Pacific Capital Trust $3.13.................      749,820
                                                               -----------
           REAL ESTATE INVESTMENT TRUSTS (1.0%)
   9,000   Equity Residential Properties Trust (Series E)
            $1.75............................................      259,875
  13,000   SL Green Realty Corp. $2.00.......................      461,500
                                                               -----------
                                                                   721,375
                                                               -----------
           TELECOMMUNICATION EQUIPMENT (0.8%)
  16,250   Motorola, Inc. $3.50..............................      529,750
                                                               -----------
           TOTAL CONVERTIBLE PREFERRED STOCKS
            (COST $7,064,963)................................    7,293,287
                                                               -----------

PRINCIPAL
AMOUNT IN                                                      COUPON  MATURITY
THOUSANDS                                                       RATE     DATE
---------                                                      ------  --------

           CONVERTIBLE BONDS (18.2%)
           AIRLINES (1.7%)
 $ 1,500   Continental Airlines Inc..........................  4.50%   02/01/07   1,179,375
                                                                                 ----------
           BIOTECHNOLOGY (1.5%)
     300   Enzon, Inc........................................  4.50    07/01/08     246,000
     900   Invitrogen, Inc...................................  2.25    12/15/06     832,500
                                                                                 ----------
                                                                                  1,078,500
                                                                                 ----------
           CABLE/SATELLITE TV (1.5%)
   1,000   Echostar Communications, Corp.....................  5.75    05/15/08   1,058,750
                                                                                 ----------
           CATALOG/SPECIALTY DISTRIBUTION (1.1%)
     800   Amazon.com, Inc...................................  4.75    02/01/09     757,000
                                                                                 ----------
           CONTRACT DRILLING (1.6%)
   2,000   Diamond Offshore Drilling Inc.....................  0.00    06/06/20   1,132,500
                                                                                 ----------
           DEPARTMENT STORES (1.4%)
   1,000   Penney (J.C.) Co., Inc............................  5.00    10/15/08     973,750
                                                                                 ----------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (1.2%)
   1,000   SCI Systems, Inc..................................  3.00    03/15/07     877,500
                                                                                 ----------
           HOSPITAL/NURSING MANAGEMENT (1.4%)
   1,000   Community Health Systems..........................  4.25    10/15/08     998,750
                                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON  MATURITY
THOUSANDS                                                      RATE     DATE       VALUE

-------------------------------------------------------------------------------------------

           HOTELS/RESORTS/CRUISELINES (1.4%)
 $ 1,000   Hilton Hotels Corp................................  3.375%  04/15/23  $  976,250
                                                                                 ----------
           INFORMATION TECHNOLOGY SERVICES (1.4%)
   1,000   Aether Systems, Inc...............................  6.00    03/22/05     975,000
                                                                                 ----------
           MEDICAL/NURSING SERVICES (1.5%)
   1,000   Davita Inc........................................  7.00    05/15/09   1,051,250
                                                                                 ----------
           PACKAGED SOFTWARE (1.6%)
   1,125   Mercury Interactive Corp..........................  4.75    07/01/07   1,109,531
                                                                                 ----------
           TELECOMMUNICATION EQUIPMENT (0.9%)
     680   RF Micro Systems Devices..........................  3.75    08/15/05     671,500
                                                                                 ----------
           TOTAL CONVERTIBLE BONDS
            (COST $12,832,646).................................................  12,839,656
                                                                                 ----------
           CORPORATE BONDS (15.6%)
           AGRICULTURAL COMMODITIES/MILLING (1.9%)
   1,200   Corn Products International Inc...................  8.25    07/15/07   1,326,000
                                                                                 ----------
           APPAREL/FOOTWEAR (1.8%)
   1,250   Tommy Hilfiger USA Inc............................  6.85    06/01/08   1,243,750
                                                                                 ----------
           BROADCASTING (2.0%)
   1,200   Clear Channel Communications, Inc.................  8.00    11/01/08   1,395,000
                                                                                 ----------
           CONTAINERS/PACKAGING (1.4%)
   1,000   Gaylord Container Corp............................  9.875   02/15/08   1,030,000
                                                                                 ----------
           FOOD RETAIL (1.5%)
   1,000   Winn-Dixie Stores Inc.............................  8.875   04/01/05   1,060,000
                                                                                 ----------
           HOME BUILDING (3.9%)
   1,370   NVR Inc...........................................  8.00    06/01/05   1,424,800
   1,200   Toll Corp.........................................  8.25    02/01/11   1,338,000
                                                                                 ----------
                                                                                  2,762,800
                                                                                 ----------
           HOTELS/RESORTS/CRUISELINES (2.0%)
   1,300   Starwood Hotels & Resorts Inc.....................  7.875   05/01/12   1,423,500
                                                                                 ----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (1.1%)
     700   Navistar International (Series B).................  9.375   06/01/06     761,250
                                                                                 ----------
           TOTAL CORPORATE BONDS
            (COST $10,627,305).................................................  11,002,300
                                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON  MATURITY
THOUSANDS                                                      RATE     DATE       VALUE

-------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (A) (5.0%)
           U.S. GOVERNMENT AGENCY
 $ 3,500   Federal Home Loan Banks
            (COST $3,500,000)................................  0.95 %  07/01/03  $3,500,000
                                                                                 ----------

         TOTAL INVESTMENTS
          (COST $67,466,637) (B)...........................  100.9%  70,965,353
         LIABILITIES IN EXCESS OF OTHER ASSETS.............   (0.9)    (637,042)
                                                             -----   ----------
         NET ASSETS........................................  100.0%  $70,328,311
                                                             =====   ==========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,886,403 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,387,687, RESULTING IN NET UNREALIZED APPRECIATION OF $3,498,716.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (99.9%)
           AEROSPACE & DEFENSE (1.3%)
 547,300   Goodrich Corp...........................  $ 11,493,300
                                                     ------------
           ALUMINUM (2.2%)
 339,700   Alcan Inc. (Canada).....................    10,629,213
 368,400   Alcoa, Inc..............................     9,394,200
                                                     ------------
                                                       20,023,413
                                                     ------------
           APPAREL/FOOTWEAR (1.6%)
 417,100   VF Corp.................................    14,202,255
                                                     ------------
           AUTO PARTS: O.E.M. (3.0%)
1,120,800  Delphi Corp.............................     9,672,504
 208,800   Johnson Controls, Inc...................    17,873,280
                                                     ------------
                                                       27,545,784
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (1.0%)
 193,400   Coca-Cola Co. (The).....................     8,975,694
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (3.5%)
 506,700   Dow Chemical Co.........................    15,687,432
 394,700   Du Pont (E.I.) de Nemours & Co..........    16,435,308
                                                     ------------
                                                       32,122,740
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.0%)
1,268,300  Hewlett-Packard Co......................    27,014,790
                                                     ------------
           DISCOUNT STORES (1.7%)
 417,100   Target Corp.............................    15,783,064
                                                     ------------
           DRUGSTORE CHAINS (0.1%)
  15,700   CVS Corp................................       440,071
                                                     ------------
           ELECTRIC UTILITIES (5.7%)
 281,000   Exelon Corp.............................    16,806,610
 475,700   FirstEnergy Corp........................    18,290,665
 259,000   FPL Group, Inc..........................    17,314,150
                                                     ------------
                                                       52,411,425
                                                     ------------
           ELECTRONICS/ APPLIANCES (1.7%)
 246,700   Whirlpool Corp..........................    15,714,790
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FINANCE/RENTAL/ LEASING (4.3%)
  97,300   Fannie Mae..............................  $  6,561,912
 275,600   Freddie Mac.............................    13,992,212
 911,900   MBNA Corp...............................    19,003,996
                                                     ------------
                                                       39,558,120
                                                     ------------
           FINANCIAL CONGLOMERATES (1.8%)
 385,900   Citigroup, Inc..........................    16,516,520
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (2.1%)
 349,800   PepsiCo, Inc............................    15,566,100
  69,400   Unilever N.V. (ADR) (NY Registered
            Shares) (Netherlands)..................     3,747,600
                                                     ------------
                                                       19,313,700
                                                     ------------
           FOREST PRODUCTS (1.6%)
 264,700   Weyerhaeuser Co.........................    14,293,800
                                                     ------------
           HOME IMPROVEMENT CHAINS (2.4%)
 669,300   Home Depot, Inc. (The)..................    22,167,216
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (3.7%)
 194,300   Avon Products, Inc......................    12,085,460
 117,200   Kimberly-Clark Corp.....................     6,110,808
 170,300   Procter & Gamble Co. (The)..............    15,187,354
                                                     ------------
                                                       33,383,622
                                                     ------------
           INDUSTRIAL CONGLOMERATES (7.2%)
 140,900   3M Co...................................    18,173,282
 579,100   General Electric Co.....................    16,608,588
 479,900   Honeywell International, Inc............    12,885,315
 255,700   United Technologies Corp................    18,111,231
                                                     ------------
                                                       65,778,416
                                                     ------------
           INDUSTRIAL SPECIALTIES (1.6%)
 282,700   PPG Industries, Inc.....................    14,344,198
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INFORMATION TECHNOLOGY SERVICES (2.5%)
 407,200   Accenture Ltd. (Class A) (Bermuda)*.....  $  7,366,248
 189,700   International Business Machines Corp....    15,650,250
                                                     ------------
                                                       23,016,498
                                                     ------------
           INTEGRATED OIL (3.4%)
 298,400   BP PLC (ADR) (United Kingdom)...........    12,538,768
 271,900   Exxon Mobil Corp........................     9,763,929
 194,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................     9,044,280
                                                     ------------
                                                       31,346,977
                                                     ------------
           INVESTMENT BANKS/ BROKERS (2.5%)
  67,800   Goldman Sachs Group, Inc. (The).........     5,678,250
  54,300   Lehman Brothers Holdings, Inc...........     3,609,864
 287,300   Merrill Lynch & Co., Inc................    13,411,164
                                                     ------------
                                                       22,699,278
                                                     ------------
           INVESTMENT MANAGERS (1.4%)
 447,800   Mellon Financial Corp...................    12,426,450
                                                     ------------
           LIFE/HEALTH INSURANCE (1.4%)
 367,700   Lincoln National Corp...................    13,101,151
                                                     ------------
           MAJOR BANKS (7.4%)
 369,400   Bank of America Corp....................    29,193,682
 269,700   Comerica, Inc...........................    12,541,050
 358,500   KeyCorp.................................     9,059,295
 237,200   PNC Financial Services Group............    11,577,732
 130,600   Wachovia Corp...........................     5,218,776
                                                     ------------
                                                       67,590,535
                                                     ------------
           MAJOR TELECOMMUNICATIONS (1.4%)
 318,700   Verizon Communications Inc..............    12,572,715
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MOTOR VEHICLES (1.2%)
 275,400   DaimlerChrysler AG (Germany)............  $  9,561,888
  49,100   General Motors Corp.....................     1,767,600
                                                     ------------
                                                       11,329,488
                                                     ------------
           MULTI-LINE INSURANCE (1.6%)
 188,300   American International Group, Inc.......    10,390,394
  79,700   Hartford Financial Services Group, Inc.
            (The)..................................     4,013,692
                                                     ------------
                                                       14,404,086
                                                     ------------
           OFFICE EQUIPMENT/ SUPPLIES (1.7%)
 412,500   Pitney Bowes, Inc.......................    15,844,125
                                                     ------------
           OIL REFINING/ MARKETING (0.5%)
  65,500   Total SA (ADR) (France).................     4,964,900
                                                     ------------
           PHARMACEUTICALS: MAJOR (10.3%)
 630,000   Bristol-Myers Squibb Co.................    17,104,500
 394,700   Merck & Co., Inc........................    23,899,085
 882,360   Pfizer Inc..............................    30,132,594
 492,200   Wyeth...................................    22,419,710
                                                     ------------
                                                       93,555,889
                                                     ------------
           PROPERTY - CASUALTY INSURERS (1.7%)
 963,900   Travelers Property Casualty Corp.
            (Class A)..............................    15,326,010
  33,600   Travelers Property Casualty Corp.
            (Class B)..............................       529,872
                                                     ------------
                                                       15,855,882
                                                     ------------
           PULP & PAPER (2.5%)
 390,300   International Paper Co..................    13,945,419
 338,700   MeadWestvaco Corp.......................     8,365,890
                                                     ------------
                                                       22,311,309
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           RAILROADS (3.4%)
 574,200   Burlington Northern Santa Fe Corp.......  $ 16,330,248
 479,900   CSX Corp................................    14,440,191
                                                     ------------
                                                       30,770,439
                                                     ------------
           REGIONAL BANKS (0.6%)
 222,500   U.S. Bancorp............................     5,451,250
                                                     ------------
           SEMICONDUCTORS (1.0%)
 419,400   Intel Corp..............................     8,716,810
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.5%)
 459,100   Motorola, Inc...........................     4,329,313
 582,100   Nokia Corp. (ADR) (Finland).............     9,563,903
                                                     ------------
                                                       13,893,216
                                                     ------------
           TOBACCO (2.4%)
 488,100   Altria Group, Inc.......................    22,179,264
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (2.0%)
 327,500   Caterpillar, Inc........................  $ 18,228,650
                                                     ------------

  TOTAL INVESTMENTS
   (COST $789,744,029) (a)................    99.9%  911,341,830
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.1     1,053,437
                                            ------  ------------
  NET ASSETS..............................   100.0% $912,395,267
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $151,966,506 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $30,368,705, RESULTING IN NET UNREALIZED APPRECIATION OF $121,597,801.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS AND RIGHTS (95.1%)
           DENMARK (1.0%)
           FOOD: SPECIALTY/CANDY
  55,100   Danisco AS..............................  $  2,162,105
                                                     ------------
           FINLAND (0.8%)
           MULTI-LINE INSURANCE
 177,213   Sampo Oyj (A Shares)....................     1,302,476
                                                     ------------
           TELECOMMUNICATION EQUIPMENT
  31,378   Nokia Oyj...............................       517,545
                                                     ------------
           TOTAL FINLAND...........................     1,820,021
                                                     ------------
           FRANCE (7.3%)
           BUILDING PRODUCTS
  62,374   Compagnie de Saint-Gobain...............     2,458,618
                                                     ------------
           CONSTRUCTION MATERIALS
  38,161   Lafarge S.A.............................     2,238,532
  35,100   Lafarge S.A. (Rights)*..................        94,874
                                                     ------------
                                                        2,333,406
                                                     ------------
           FOOD: MAJOR DIVERSIFIED
   9,132   Groupe Danone...........................     1,265,687
                                                     ------------
           MAJOR BANKS
  64,579   BNP Paribas S.A.........................     3,286,835
                                                     ------------
           OIL REFINING/MARKETING
  17,967   Total S.A...............................     2,719,599
                                                     ------------
           PHARMACEUTICALS: MAJOR
  81,286   Aventis S.A.............................     4,479,353
                                                     ------------
           TOTAL FRANCE............................    16,543,498
                                                     ------------
           GERMANY (1.0%)
           CHEMICALS: MAJOR DIVERSIFIED
  54,455   BASF AG.................................     2,329,990
                                                     ------------
           ITALY (3.1%)
           INTEGRATED OIL
 211,143   ENI SpA.................................     3,198,422
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 418,571   Telecom Italia SpA......................     2,296,471
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           WIRELESS TELECOMMUNICATIONS
 345,568   Telecom Italia Mobile SpA...............  $  1,550,142
                                                     ------------
           TOTAL ITALY.............................     7,045,035
                                                     ------------
           JAPAN (11.3%)
           BROADCASTING
     130   Fuji Television Network, Inc............       460,139
                                                     ------------
           COMPUTER PROCESSING HARDWARE
 481,000   Fujitsu Ltd.*...........................     1,975,557
                                                     ------------
           ELECTRICAL PRODUCTS
 170,000   Sumitomo Electric Industries, Ltd.......     1,244,595
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  53,000   Canon, Inc..............................     2,437,850
 115,000   Matsushita Electric Industrial Co.,
            Ltd....................................     1,141,456
 428,000   Mitsubishi Electric Corp................     1,393,438
                                                     ------------
                                                        4,972,744
                                                     ------------
           ELECTRONICS/APPLIANCES
  82,000   Fuji Photo Film Co., Ltd................     2,375,323
                                                     ------------
           HOME BUILDING
 161,000   Sekisui House, Ltd......................     1,223,057
                                                     ------------
           INDUSTRIAL CONGLOMERATES
 208,000   Hitachi, Ltd............................       883,813
                                                     ------------
           INVESTMENT BANKS/BROKERS
 292,000   Daiwa Securities Group Inc..............     1,681,943
                                                     ------------
           MAJOR TELECOMMUNICATIONS
     690   Nippon Telegraph & Telephone Corp.
            (NTT)..................................     2,712,998
                                                     ------------
           MOTOR VEHICLES
  55,000   Toyota Motor Corp.......................     1,427,916
                                                     ------------
           PHARMACEUTICALS: MAJOR
 199,000   Sankyo Co., Ltd.........................     2,382,219
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PROPERTY - CASUALTY INSURERS
 316,000   Mitsui Sumitomo Insurance Co., Ltd......  $  1,469,338
                                                     ------------
           REAL ESTATE DEVELOPMENT
 180,000   Mitsubishi Estate Co., Ltd..............     1,221,638
                                                     ------------
           SEMICONDUCTORS
  15,000   Rohm Co., Ltd...........................     1,639,118
                                                     ------------
           TOTAL JAPAN.............................    25,670,398
                                                     ------------
           NETHERLANDS (5.8%)
           BEVERAGES: ALCOHOLIC
  67,950   Heineken NV.............................     2,415,023
                                                     ------------
           FINANCIAL CONGLOMERATES
 152,829   ING Groep NV (Share Certificates).......     2,659,611
                                                     ------------
           INDUSTRIAL CONGLOMERATES
 118,544   Koninklijke (Royal) Philips Electronics
            NV.....................................     2,257,945
                                                     ------------
           INDUSTRIAL SPECIALTIES
  68,099   Akzo Nobel NV...........................     1,807,798
                                                     ------------
           INTEGRATED OIL
  84,507   Royal Dutch Petroleum Co. (NY Registered
            Shares)................................     3,939,716
                                                     ------------
           TOTAL NETHERLANDS.......................    13,080,093
                                                     ------------
           NORWAY (0.5%)
           INTEGRATED OIL
 146,998   Statoil ASA.............................     1,252,806
                                                     ------------
           SOUTH KOREA (0.1%)
           SEMICONDUCTORS
   1,712   Samsung Electronics Co., Ltd. (GDR) -
            144A**.................................       253,376
                                                     ------------
           SPAIN (0.8%)
           MAJOR TELECOMMUNICATIONS
 165,906   Telefonica S.A. (Spain)*................     1,929,242
                                                     ------------
           SWEDEN (0.9%)
           REGIONAL BANKS
 403,623   Nordea AB...............................     1,948,333
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SWITZERLAND (8.0%)
           CHEMICALS: AGRICULTURAL
  33,486   Syngenta AG.............................  $  1,681,606
                                                     ------------
           CONSTRUCTION MATERIALS
  42,401   Holcim Ltd..............................     1,569,536
                                                     ------------
           FINANCIAL CONGLOMERATES
  29,246   UBS AG (Registered Shares)
            (Switzerland)..........................     1,629,825
                                                     ------------
           FOOD: MAJOR DIVERSIFIED
  24,800   Nestle S.A. (Registered Shares).........     5,126,544
                                                     ------------
           MAJOR BANKS
  61,318   Credit Suisse Group.....................     1,616,735
                                                     ------------
           MULTI-LINE INSURANCE
  71,959   Converium Holding AG....................     3,326,261
                                                     ------------
           OTHER CONSUMER SPECIALTIES
 103,501   Compagnie Financiere Richemont AG
            (A Units) ++...........................     1,676,408
                                                     ------------
           PHARMACEUTICALS: MAJOR
  18,983   Roche Holdings AG.......................     1,491,712
                                                     ------------
           TOTAL SWITZERLAND.......................    18,118,627
                                                     ------------
           UNITED KINGDOM (17.3%)
           ADVERTISING/MARKETING SERVICES
 455,970   WPP Group PLC...........................     3,585,361
                                                     ------------
           AEROSPACE & DEFENSE
1,404,170  BAE Systems PLC.........................     3,312,360
 694,621   Rolls-Royce Group PLC...................     1,474,715
                                                     ------------
                                                        4,787,075
                                                     ------------
           BEVERAGES: ALCOHOLIC
 472,191   Allied Domecq PLC.......................     2,610,761
 220,918   Diageo PLC..............................     2,366,129
                                                     ------------
                                                        4,976,890
                                                     ------------
           FINANCIAL CONGLOMERATES
 424,945   Lloyds TSB Group PLC....................     3,026,611
                                                     ------------
           FOOD: SPECIALTY/CANDY
 745,400   Cadbury Schweppes PLC...................     4,417,488
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           LIFE/HEALTH INSURANCE
 161,449   Prudential PLC..........................  $    980,854
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES
 802,300   Hays PLC................................     1,275,002
 196,696   Rentokil Initial PLC....................       616,218
                                                     ------------
                                                        1,891,220
                                                     ------------
           MULTI-LINE INSURANCE
 117,453   Aviva PLC...............................       818,071
                                                     ------------
           OTHER TRANSPORTATION
 165,580   BAA PLC.................................     1,344,466
                                                     ------------
           PHARMACEUTICALS: MAJOR
 227,153   GlaxoSmithKline PLC.....................     4,598,836
                                                     ------------
           PUBLISHING: BOOKS/ MAGAZINES
 616,005   Reed Elsevier PLC.......................     5,142,012
                                                     ------------
           WIRELESS TELECOMMUNICATIONS
1,804,637  Vodafone Group PLC......................     3,540,064
                                                     ------------
           TOTAL UNITED KINGDOM....................    39,108,948
                                                     ------------
           UNITED STATES (37.2%)
           AEROSPACE & DEFENSE
  42,713   Boeing Co...............................     1,465,910
  35,101   General Dynamics Corp...................     2,544,823
  33,600   Northrop Grumman Corp...................     2,899,344
                                                     ------------
                                                        6,910,077
                                                     ------------
           ALUMINUM
 165,369   Alcoa, Inc..............................     4,216,909
                                                     ------------
           APPAREL/FOOTWEAR RETAIL
  35,309   Gap, Inc. (The).........................       662,397
                                                     ------------
           COMPUTER PROCESSING HARDWARE
 113,077   Hewlett-Packard Co......................     2,408,540
                                                     ------------
           DATA PROCESSING SERVICES
  35,934   First Data Corp.........................     1,489,105
                                                     ------------
           DEPARTMENT STORES
  41,720   Sears, Roebuck & Co.....................     1,403,461
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FINANCIAL CONGLOMERATES
  99,238   J.P. Morgan Chase & Co..................  $  3,391,955
  62,520   Prudential Financial, Inc...............     2,103,798
                                                     ------------
                                                        5,495,753
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES
  17,939   McGraw-Hill Companies, Inc. (The).......     1,112,218
                                                     ------------
           FOOD RETAIL
  68,110   Albertson's, Inc........................     1,307,712
                                                     ------------
           HOUSEHOLD/PERSONAL CARE
  67,816   Kimberly-Clark Corp.....................     3,535,926
                                                     ------------
           INDUSTRIAL MACHINERY
   3,290   Parker-Hannifin Corp....................       138,147
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES
  58,349   International Business Machines Corp....     4,813,792
                                                     ------------
           INTEGRATED OIL
  16,509   ChevronTexaco Corp......................     1,191,950
                                                     ------------
           INVESTMENT BANKS/BROKERS
  73,773   Merrill Lynch & Co., Inc................     3,443,724
                                                     ------------
           INVESTMENT MANAGERS
 114,047   Mellon Financial Corp...................     3,164,804
                                                     ------------
           MAJOR BANKS
  17,284   Wells Fargo & Co........................       871,114
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 103,595   SBC Communications, Inc.................     2,646,852
  81,607   Verizon Communications Inc..............     3,219,396
                                                     ------------
                                                        5,866,248
                                                     ------------
           PHARMACEUTICALS: MAJOR
 103,284   Bristol-Myers Squibb Co.................     2,804,161
  40,178   Pfizer Inc..............................     1,372,079
 125,452   Wyeth...................................     5,714,339
                                                     ------------
                                                        9,890,579
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PROPERTY - CASUALTY INSURERS
  52,789   St. Paul Companies, Inc. (The)..........  $  1,927,326
 187,968   Travelers Property Casualty Corp. (Class
            A).....................................     2,988,691
                                                     ------------
                                                        4,916,017
                                                     ------------
           PUBLISHING: NEWSPAPERS
  30,118   New York Times Co. (The) (Class A)......     1,370,369
                                                     ------------
           PULP & PAPER
 107,830   Boise Cascade Corp......................     2,577,137
  76,539   Georgia-Pacific Corp....................     1,450,414
                                                     ------------
                                                        4,027,551
                                                     ------------
           RESTAURANTS
 136,711   McDonald's Corp.........................     3,015,845
                                                     ------------
           SPECIALTY INSURANCE
  31,039   MBIA Inc................................     1,513,151
                                                     ------------
           TELECOMMUNICATION EQUIPMENT
 401,395   Motorola, Inc...........................     3,785,155
                                                     ------------
           TOBACCO
 127,332   Altria Group, Inc.......................     5,785,966
  68,276   Loews Corp. - Carolina Group............     1,843,452
                                                     ------------
                                                        7,629,418
                                                     ------------
           TOTAL UNITED STATES.....................    84,179,962
                                                     ------------
           TOTAL COMMON STOCKS AND RIGHTS
            (COST $206,941,604)....................   215,442,434
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (11.1%)
           U.S. GOVERNMENT AGENCY
$ 25,200   Federal Home Loan Banks
            0.95% due 07/01/03
            (COST $25,200,000).....................  $ 25,200,000
                                                     ------------

  TOTAL INVESTMENTS
   (COST $232,141,604) (b)................   106.2%  240,642,434
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (6.2)  (14,136,730)
                                            ------  ------------
  NET ASSETS..............................   100.0% $226,505,704
                                            ======  ============

---------------------------------------------------

 GDR  GLOBAL DEPOSITORY RECEIPT
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $16,857,220 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,356,390, RESULTING IN NET UNREALIZED APPRECIATION OF $8,500,830.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2003:
                                                            UNREALIZED
     CONTRACTS            IN EXCHANGE         DELIVERY     APPRECIATION
     TO DELIVER               FOR               DATE      (DEPRECIATION)

-------------------------------------------------------------------------

$            189,176  EUR          165,374    07/01/03          1,037
EUR          326,817  $            373,225    07/01/03         (2,680)
JPY       46,946,982  $            391,551    07/01/03           (360)
$          1,115,228  CHF        1,515,260    07/02/03        $ 5,444
$          2,748,845  EUR        2,403,047    07/02/03         15,139
$          2,648,395  GBP        1,605,574    07/02/03          9,473
$          1,851,679  JPY      222,516,213    07/02/03          5,874
$            100,239  NOK          725,730    07/02/03            332
                                                              -------
      Net unrealized appreciation.......................      $34,259
                                                              =======

 CURRENCY ABBREVIATIONS:
 GBP  British Pound.
 EUR  Euro.
 JPY  Japanese Yen.
 NOK  Norwegian Krone.
 CHF  Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth SUMMARY OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Advertising/Marketing Services..........  $  3,585,361        1.6%
Aerospace & Defense.....................    11,697,152        5.2
Aluminum................................     4,216,909        1.9
Apparel/Footwear Retail.................       662,397        0.3
Beverages: Alcoholic....................     7,391,913        3.3
Broadcasting............................       460,139        0.2
Building Products.......................     2,458,618        1.1
Chemicals: Agricultural.................     1,681,606        0.7
Chemicals: Major Diversified............     2,329,990        1.0
Computer Processing Hardware............     4,384,097        1.9
Construction Materials..................     3,902,942        1.7
Data Processing Services................     1,489,105        0.7
Department Stores.......................     1,403,461        0.6
Electrical Products.....................     1,244,595        0.5
Electronic Equipment/ Instruments.......     4,972,744        2.2
Electronics/Appliances..................     2,375,323        1.0
Financial Conglomerates.................    12,811,800        5.7
Financial Publishing/Services...........     1,112,218        0.5
Food Retail.............................     1,307,712        0.6
Food: Major Diversified.................     6,392,231        2.8
Food: Specialty/Candy...................     6,579,593        2.9
Home Building...........................     1,223,057        0.5
Household/Personal Care.................     3,535,926        1.6
Industrial Conglomerates................     3,141,758        1.4
Industrial Machinery....................       138,147        0.1
Industrial Specialties..................     1,807,798        0.8
Information Technology Services.........     4,813,792        2.1
Integrated Oil..........................     9,582,894        4.2
Investment Banks/Brokers................     5,125,667        2.3
Investment Managers.....................     3,164,804        1.4
Life/Health Insurance...................       980,854        0.4

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Major Banks.............................  $  5,774,684        2.5%
Major Telecommunications................    12,804,959        5.7
Miscellaneous Commercial Services.......     1,891,220        0.8
Motor Vehicles..........................     1,427,916        0.6
Multi-Line Insurance....................     5,446,808        2.4
Oil Refining/Marketing..................     2,719,599        1.2
Other Consumer Specialties..............     1,676,408        0.7
Other Transportation....................     1,344,466        0.6
Pharmaceuticals: Major..................    22,842,699       10.1
Property - Casualty Insurers............     6,385,355        2.8
Publishing: Books/Magazines.............     5,142,012        2.3
Publishing: Newspapers..................     1,370,369        0.6
Pulp & Paper............................     4,027,551        1.8
Real Estate Development.................     1,221,638        0.5
Regional Banks..........................     1,948,333        0.9
Restaurants.............................     3,015,845        1.3
Semiconductors..........................     1,892,494        0.8
Specialty Insurance.....................     1,513,151        0.7
Telecommunication Equipment.............     4,302,700        1.9
Tobacco.................................     7,629,418        3.4
U.S. Government Agency..................    25,200,000       11.1
Wireless Telecommunications.............     5,090,206        2.3
                                          ------------   --------
                                          $240,642,434      106.2%
                                          ============   ========

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $215,347,560       95.1%
Rights..................................        94,874        0.0
Short-Term Investment...................    25,200,000       11.1
                                          ------------   --------
                                          $240,642,434      106.2%
                                          ============   ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            COMMON AND PREFERRED STOCKS (96.6%)
            FINLAND (3.8%)
            TELECOMMUNICATION EQUIPMENT
   471,556  Nokia Oyj.........................................  $  7,777,782
                                                                ------------
            FRANCE (15.2%)
            ELECTRICAL PRODUCTS
    22,661  Schneider Electric S.A............................     1,067,088
                                                                ------------
            FOOD RETAIL
    31,920  Carrefour S.A.....................................     1,566,970
                                                                ------------
            HOUSEHOLD/PERSONAL CARE
    23,200  L'Oreal S.A.......................................     1,638,437
                                                                ------------
            INFORMATION TECHNOLOGY SERVICES
    55,597  Cap Gemini S.A.*..................................     1,977,262
                                                                ------------
            MAJOR BANKS
    90,316  BNP Paribas S.A...................................     4,596,755
                                                                ------------
            MAJOR TELECOMMUNICATIONS
   134,917  France Telecom S.A.*..............................     3,314,677
                                                                ------------
            OIL REFINING/MARKETING
    60,996  Total S.A.........................................     9,232,740
                                                                ------------
            PHARMACEUTICALS: MAJOR
   146,444  Aventis S.A.......................................     8,069,955
                                                                ------------
            TOTAL FRANCE......................................    31,463,884
                                                                ------------
            GERMANY (6.6%)
            APPAREL/FOOTWEAR
    12,339  Adidas-Salomon AG.................................     1,056,902
                                                                ------------
            INDUSTRIAL CONGLOMERATES
   112,518  Siemens AG........................................     5,528,746
                                                                ------------
            MAJOR TELECOMMUNICATIONS
   219,164  Deutsche Telekom AG (Registered Shares)*..........     3,350,175
                                                                ------------
            MOTOR VEHICLES
     2,815  Porsche AG (Pref.)................................     1,194,753
    57,254  Volkswagen AG.....................................     2,424,069
                                                                ------------
                                                                   3,618,822
                                                                ------------
            TOTAL GERMANY.....................................    13,554,645
                                                                ------------

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            ITALY (6.7%)
            BROADCASTING
   195,779  Mediaset SpA......................................  $  1,659,614
                                                                ------------
            INTEGRATED OIL
   177,467  ENI SpA...........................................     2,688,294
                                                                ------------
            MAJOR BANKS
   877,623  UniCredito Italiano SpA...........................     4,189,184
                                                                ------------
            MAJOR TELECOMMUNICATIONS
   586,892  Telecom Italia SpA................................     5,319,340
                                                                ------------
            TOTAL ITALY.......................................    13,856,432
                                                                ------------
            NETHERLANDS (11.1%)
            APPAREL/FOOTWEAR
    13,197  Gucci Group NV....................................     1,291,749
                                                                ------------
            ELECTRONIC PRODUCTION EQUIPMENT
    39,328  ASML Holding NV*..................................       374,094
                                                                ------------
            FINANCIAL CONGLOMERATES
   265,341  ING Groep NV (Share Certificates).................     4,617,604
                                                                ------------
            INDUSTRIAL CONGLOMERATES
   255,917  Koninklijke (Royal) Philips Electronics NV........     4,874,531
                                                                ------------
            INDUSTRIAL SPECIALTIES
   128,777  Akzo Nobel NV.....................................     3,418,593
                                                                ------------
            INTEGRATED OIL
   127,483  Royal Dutch Petroleum Co..........................     5,926,823
                                                                ------------
            MAJOR TELECOMMUNICATIONS
   354,706  Koninklijke (Royal) KPN NV*.......................     2,517,254
                                                                ------------
            TOTAL NETHERLANDS.................................    23,020,648
                                                                ------------
            NORWAY (0.5%)
            REGIONAL BANKS
   215,813  DnB Holding ASA...................................     1,064,695
                                                                ------------
            SPAIN (2.1%)
            MAJOR BANKS
   103,232  Banco Bilbao Vizcaya Argentaria, S.A..............     1,086,448
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            MAJOR TELECOMMUNICATIONS
   275,535  Telefonica S.A.*..................................  $  3,204,065
                                                                ------------
            TOTAL SPAIN.......................................     4,290,513
                                                                ------------
            SWEDEN (1.5%)
            INDUSTRIAL MACHINERY
   136,466  Assa Abloy AB (B Shares)..........................     1,322,593
                                                                ------------
            MISCELLANEOUS COMMERCIAL SERVICES
   171,806  Securitas AB (B Shares)...........................     1,761,782
                                                                ------------
            TOTAL SWEDEN......................................     3,084,375
                                                                ------------
            SWITZERLAND (16.1%)
            CHEMICALS: AGRICULTURAL
    64,275  Syngenta AG.......................................     3,227,773
                                                                ------------
            FINANCIAL CONGLOMERATES
    97,649  UBS AG (Registered Shares)........................     5,441,796
                                                                ------------
            FOOD: MAJOR DIVERSIFIED
    34,638  Nestle S.A. (Registered Shares)...................     7,160,211
                                                                ------------
            MAJOR BANKS
   164,865  Credit Suisse Group...............................     4,346,895
                                                                ------------
            PERSONNEL SERVICES
    80,966  Adecco S.A. (Registered Shares)...................     3,341,397
                                                                ------------
            PHARMACEUTICALS: MAJOR
   243,379  Novartis AG (Registered Shares)...................     9,648,040
                                                                ------------
            TOTAL SWITZERLAND.................................    33,166,112
                                                                ------------
            UNITED KINGDOM (33.0%)
            ADVERTISING/MARKETING SERVICES
   435,724  WPP Group PLC.....................................     3,426,163
                                                                ------------
            BEVERAGES: ALCOHOLIC
   500,859  Allied Domecq PLC.................................     2,769,268
   364,099  Diageo PLC........................................     3,899,660
                                                                ------------
                                                                   6,668,928
                                                                ------------
            CHEMICALS: SPECIALTY
   170,639  BOC Group PLC.....................................     2,196,249
                                                                ------------

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            ELECTRIC UTILITIES
   317,326  National Grid Transco PLC.........................  $  2,158,989
                                                                ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
 1,350,935  Invensys PLC......................................       458,449
                                                                ------------
            FOOD DISTRIBUTORS
   527,242  Compass Group PLC.................................     2,851,862
                                                                ------------
            INTEGRATED OIL
   225,649  BP PLC............................................     1,569,799
   497,752  Shell Transport & Trading Co. PLC.................     3,295,915
                                                                ------------
                                                                   4,865,714
                                                                ------------
            INVESTMENT MANAGERS
   363,069  Amvescap PLC......................................     2,512,282
                                                                ------------
            LIFE/HEALTH INSURANCE
   355,073  Prudential PLC....................................     2,157,182
                                                                ------------
            MAJOR BANKS
   810,648  Barclays PLC......................................     6,038,760
   346,606  HSBC Holdings PLC.................................     4,108,205
    74,758  Royal Bank of Scotland Group PLC..................     2,103,825
                                                                ------------
                                                                  12,250,790
                                                                ------------
            MISCELLANEOUS COMMERCIAL SERVICES
 1,218,586  Hays PLC..........................................     1,936,557
   526,889  Rentokil Initial PLC..............................     1,650,661
                                                                ------------
                                                                   3,587,218
                                                                ------------
            PHARMACEUTICALS: MAJOR
   513,273  GlaxoSmithKline PLC...............................    10,391,490
                                                                ------------
            PUBLISHING: BOOKS/ MAGAZINES
   529,851  Reed Elsevier PLC.................................     4,422,854
                                                                ------------
            TOBACCO
   134,181  British American Tobacco PLC......................     1,527,097
                                                                ------------
            WIRELESS TELECOMMUNICATIONS
 4,430,480  Vodafone Group PLC................................     8,691,047
                                                                ------------
            TOTAL UNITED KINGDOM..............................    68,166,314
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                          VALUE

----------------------------------------------------------------------------

            TOTAL COMMON AND PREFERRED STOCKS
             (COST $179,026,710)..............................  $199,445,400
                                                                ------------

            SHORT-TERM INVESTMENT (a) (4.9%)
            U.S. GOVERNMENT AGENCY
$   10,100  Federal Home Loan Banks 0.95% due 07/01/03
             (COST $10,100,000)...............................    10,100,000
                                                                ------------

  TOTAL INVESTMENTS
   (COST $189,126,710) (b)..........................   101.5%  209,545,400
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (1.5)   (3,003,314)
                                                      ------  ------------
  NET ASSETS........................................   100.0% $206,542,086
                                                      ======  ============

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $207,966,437. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $6,820,815 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,241,852, RESULTING IN NET UNREALIZED APPRECIATION OF $1,578,963.


  FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2003:
                                                              UNREALIZED
       CONTRACTS            IN EXCHANGE         DELIVERY     APPRECIATION
       TO DELIVER               FOR               DATE      (DEPRECIATION)

  -------------------------------------------------------------------------

  $          4,065,625  GBP        2,461,181    07/01/03       $  8,614
  $            410,638  EUR          358,971    07/01/03          2,251
  CHF        2,971,611  $          2,187,099    07/02/03        (10,676)
  $          2,070,299  EUR        1,809,860    07/02/03         11,402
  $            169,788  GBP          102,933    07/02/03            607
                                                               --------
        Net unrealized appreciation.......................     $ 12,198
                                                               ========

 CURRENCY ABBREVIATIONS:
 GBP  British Pound.
 EUR  Euro.
 CHF  Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
SUMMARY OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS

--------------------------------------------------------

Advertising/Marketing
 Services.....................  $  3,426,163       1.7%
Apparel/Footwear..............     2,348,651       1.1
Beverages: Alcoholic..........     6,668,928       3.2
Broadcasting..................     1,659,614       0.8
Chemicals: Agricultural.......     3,227,773       1.6
Chemicals: Specialty..........     2,196,249       1.1
Electric Utilities............     2,158,989       1.0
Electrical Products...........     1,067,088       0.5
Electronic Equipment/
 Instruments..................       458,449       0.2
Electronic Production
 Equipment....................       374,094       0.2
Financial Conglomerates.......    10,059,400       4.9
Food Distributors.............     2,851,862       1.4
Food Retail...................     1,566,970       0.8
Food: Major Diversified.......     7,160,211       3.5
Household/Personal Care.......     1,638,437       0.8
Industrial Conglomerates......    10,403,277       5.0
Industrial Machinery..........     1,322,593       0.6
Industrial Specialties........     3,418,593       1.7
Information Technology
 Services.....................     1,977,262       1.0
Integrated Oil................    13,480,831       6.5
Investment Managers...........     2,512,282       1.2
Life/Health Insurance.........     2,157,182       1.0

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS

--------------------------------------------------------

Major Banks...................  $ 26,470,072      12.8%
Major Telecommunications......    17,705,511       8.6
Miscellaneous Commercial
 Services.....................     5,349,000       2.6
Motor Vehicles................     3,618,822       1.8
Oil Refining/Marketing........     9,232,740       4.5
Personnel Services............     3,341,397       1.6
Pharmaceuticals: Major........    28,109,485      13.6
Publishing: Books/Magazines...     4,422,854       2.1
Regional Banks................     1,064,695       0.5
Telecommunication Equipment...     7,777,782       3.8
Tobacco.......................     1,527,097       0.7
U.S. Government Agency........    10,100,000       4.9
Wireless Telecommunications...     8,691,047       4.2
                                ------------   -------
                                $209,545,400     101.5%
                                ============   =======

TYPE OF INVESTMENT

--------------------------------------------------------

Common Stocks.................  $198,250,647      96.0%
Preferred Stocks..............     1,194,753       0.6
Short-Term Investment.........    10,100,000       4.9
                                ------------   -------
                                $209,545,400     101.5%
                                ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON AND PREFERRED STOCKS (94.4%)
           AUSTRALIA (7.4%)
           AIRLINES
  97,663   Qantas Airways Ltd................................  $   215,056
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC
  20,000   Coca-Cola Amatil Ltd..............................       76,902
                                                               -----------
           CONTAINERS/PACKAGING
  12,650   Amcor Ltd.........................................       69,170
                                                               -----------
           FINANCIAL CONGLOMERATES
  74,500   Promina Group Ltd.*...............................      118,397
                                                               -----------
           MAJOR BANKS
  19,000   Australia & New Zealand Banking Group Ltd.........      238,107
  11,800   Commonwealth Bank of Australia....................      234,808
                                                               -----------
                                                                   472,915
                                                               -----------
           MEDIA CONGLOMERATES
  31,300   News Corp., Ltd. (The)............................      236,067
                                                               -----------
           OTHER METALS/MINERALS
  45,296   BHP Billiton Ltd..................................      263,540
  13,750   Rio Tinto Ltd.....................................      270,463
                                                               -----------
                                                                   534,003
                                                               -----------
           PROPERTY - CASUALTY INSURERS
  17,450   QBE Insurance Group Ltd...........................      109,518
                                                               -----------
           TOTAL AUSTRALIA...................................    1,832,028
                                                               -----------
           CHINA (0.5%)
           ELECTRIC UTILITIES
 106,000   Huaneng Power International, Inc. (Class H).......      120,972
                                                               -----------
           HONG KONG (10.7%)
           AIRLINES
  53,000   Cathay Pacific Airways, Ltd.......................       71,360
                                                               -----------
           APPAREL/FOOTWEAR RETAIL
  77,000   Esprit Holdings Ltd...............................      188,094
                                                               -----------
           BROADCASTING
  22,000   Television Broadcasts Ltd.........................       78,849
                                                               -----------
           BUILDING PRODUCTS
 448,000   Asia Aluminum Holdings Ltd........................       59,170
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES
  37,500   Swire Pacific Ltd. (Class A)......................  $   163,974
                                                               -----------
           INVESTMENT BANKS/BROKERS
  66,000   Hong Kong Exchanges & Clearing Ltd................       94,788
                                                               -----------
           MAJOR BANKS
  56,000   Bank of East Asia Ltd.............................      110,585
                                                               -----------
           MISCELLANEOUS MANUFACTURING
 141,400   Johnson Electric Holdings Ltd.....................      174,971
                                                               -----------
           OIL & GAS PRODUCTION
 151,000   CNOOC Ltd.........................................      222,671
                                                               -----------
           REAL ESTATE DEVELOPMENT
  74,000   Cheung Kong (Holdings) Ltd........................      445,034
  90,000   Henderson Land Development Co., Ltd...............      258,511
  65,000   Hysan Development Co., Ltd........................       53,760
  40,100   Sun Hung Kai Properties Ltd.......................      202,595
                                                               -----------
                                                                   959,900
                                                               -----------
           TOOLS/HARDWARE
  78,000   Techtronic Industries Co., Ltd....................      131,025
                                                               -----------
           WHOLESALE DISTRIBUTORS
 145,600   Li & Fung Ltd.....................................      187,636
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
  90,200   China Mobile Ltd..................................      212,821
                                                               -----------
           TOTAL HONG KONG...................................    2,655,844
                                                               -----------
           INDIA (2.5%)
           ALUMINUM
   7,000   Hindalco Industries Ltd...........................      112,240
                                                               -----------
           ELECTRICAL PRODUCTS
  19,200   Bharat Heavy Electricals Ltd......................      111,146
                                                               -----------
           MAJOR BANKS
  90,000   Canara Bank Ltd...................................      184,707
                                                               -----------
           MOTOR VEHICLES
  17,500   Hero Honda Motors Ltd.............................       95,372
                                                               -----------
           PHARMACEUTICALS: OTHER
   7,200   Ranbaxy Laboratories Ltd..........................      121,630
                                                               -----------
           TOTAL INDIA.......................................      625,095
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INDONESIA (0.2%)
           DEPARTMENT STORES
  80,000   Ramayana Lestari Sentosa..........................  $    31,254
                                                               -----------
           INVESTMENT TRUSTS/MUTUAL FUNDS
 500,000   Batavia Investment Fund Ltd.*.....................            0
                                                               -----------
           REGIONAL BANKS
 238,500   Bank Mandiri*.....................................       19,502
                                                               -----------
           TOTAL INDONESIA...................................       50,756
                                                               -----------
           JAPAN (49.2%)
           AUTO PARTS: O.E.M.
  14,000   NIFCO Inc.........................................      150,530
                                                               -----------
           BUILDING PRODUCTS
  30,000   Sanwa Shutter Corp................................      119,209
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED
  92,000   Mitsubishi Chemical Corp..........................      188,163
                                                               -----------
           CHEMICALS: SPECIALTY
  48,000   Daicel Chemical Industries, Ltd...................      152,667
  70,000   Denki Kagaku Kogyo Kabushiki Kaisha...............      194,591
  42,000   Kaneka Corp.......................................      259,454
  22,000   Shin-Etsu Polymer Co., Ltd........................      108,540
                                                               -----------
                                                                   715,252
                                                               -----------
           COMMERCIAL PRINTING/FORMS
  17,000   Dai Nippon Printing Co., Ltd......................      180,232
   7,000   Nissha Printing Co., Ltd..........................       50,722
                                                               -----------
                                                                   230,954
                                                               -----------
           COMPUTER PERIPHERALS
  16,700   Mitsumi Electric Co., Ltd.........................      173,009
                                                               -----------
           COMPUTER PROCESSING HARDWARE
  60,000   Fujitsu Ltd.*.....................................      246,431
                                                               -----------
           ELECTRIC UTILITIES
   9,800   Tokyo Electric Power Co., Inc.....................      187,754
                                                               -----------
           ELECTRICAL PRODUCTS
  10,000   Furukawa Electric Co..............................       32,724
                                                               -----------
           ELECTRONIC COMPONENTS
   5,300   TDK Corp..........................................      262,368
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           ELECTRONIC DISTRIBUTORS
  10,100   Ryosan Co., Ltd...................................  $   132,542
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
   9,000   Canon, Inc........................................      413,974
  30,000   Casio Computer Co., Ltd...........................      192,086
   4,400   Kyocera Corp......................................      252,342
  32,000   Matsushita Electric Industrial Co., Ltd...........      317,623
  52,000   NEC Corp.*........................................      260,456
  23,000   Ricoh Co., Ltd....................................      376,709
  97,000   Toshiba Corp......................................      334,427
                                                               -----------
                                                                 2,147,617
                                                               -----------
           ELECTRONICS/APPLIANCES
  10,000   Fuji Photo Film Co., Ltd..........................      289,674
   5,100   Rinnai Corp.......................................      107,501
   8,200   Sony Corp.........................................      231,372
                                                               -----------
                                                                   628,547
                                                               -----------
           ENGINEERING & CONSTRUCTION
  12,000   Kyudenko Corp.....................................       42,074
  46,000   Obayashi Corp.....................................      141,314
  12,000   Sanki Engineering Co., Ltd........................       59,003
                                                               -----------
                                                                   242,391
                                                               -----------
           FINANCE/RENTAL/LEASING
  16,400   Hitachi Capital Corp..............................      178,937
                                                               -----------
           FOOD RETAIL
  12,200   FamilyMart Co., Ltd...............................      218,457
                                                               -----------
           FOOD: MEAT/FISH/DAIRY
  12,000   Nippon Meat Packers, Inc..........................      113,599
                                                               -----------
           FOOD: SPECIALTY/CANDY
   8,500   House Foods Corp..................................       78,053
                                                               -----------
           HOME BUILDING
  40,000   Sekisui Chemical Co., Ltd.........................      135,571
  24,000   Sekisui House, Ltd................................      182,319
                                                               -----------
                                                                   317,890
                                                               -----------
           HOME FURNISHINGS
     100   Sangetsu Co., Ltd.................................        1,616
                                                               -----------
           INDUSTRIAL CONGLOMERATES
  55,000   Hitachi, Ltd......................................      233,701
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INDUSTRIAL MACHINERY
  41,000   Amada Co., Ltd....................................  $   132,115
  37,000   Daifuku Co., Ltd..................................      141,155
  17,000   Daikin Industries Ltd.............................      312,923
   2,600   Fuji Machine Manufacturing Co., Ltd...............       30,169
  16,000   Fujitec Co., Ltd..................................       69,455
  83,000   Mitsubishi Heavy Industries, Ltd..................      215,485
  48,000   Tsubakimoto Chain Co..............................      148,259
                                                               -----------
                                                                 1,049,561
                                                               -----------
           INDUSTRIAL SPECIALTIES
  11,000   Lintec Corp.......................................      114,784
  35,000   Toyo Ink Manufacturing Co., Ltd...................       95,250
                                                               -----------
                                                                   210,034
                                                               -----------
           MAJOR TELECOMMUNICATIONS
      58   Nippon Telegraph & Telephone Corp.................      228,049
                                                               -----------
           MARINE SHIPPING
  13,000   Mitsubishi Logistics Corp.........................       78,788
                                                               -----------
           METAL FABRICATIONS
  36,000   Minebea Co., Ltd..................................      143,050
                                                               -----------
           MISCELLANEOUS MANUFACTURING
  17,500   Kurita Water Industries Ltd.......................      194,152
                                                               -----------
           MOTOR VEHICLES
  53,900   Nissan Motor Co., Ltd.............................      516,547
  21,000   Suzuki Motor Corp.................................      273,829
  14,400   Toyota Motor Corp.................................      373,854
  18,000   Yamaha Motor Co., Ltd.............................      152,216
                                                               -----------
                                                                 1,316,446
                                                               -----------
           MOVIES/ENTERTAINMENT
   8,600   TOHO Co., Ltd.....................................       75,669
                                                               -----------
           PHARMACEUTICALS: MAJOR
  17,200   Sankyo Co., Ltd...................................      205,900
                                                               -----------
           PHARMACEUTICALS: OTHER
   7,000   Ono Pharmaceutical Co., Ltd.......................      217,380
  10,300   Yamanouchi Pharmaceutical Co., Ltd................      269,129
                                                               -----------
                                                                   486,509
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           RAILROADS
      53   East Japan Railway Co.............................  $   236,263
                                                               -----------
           REAL ESTATE DEVELOPMENT
  33,000   Mitsubishi Estate Co., Ltd........................      223,967
                                                               -----------
           RECREATIONAL PRODUCTS
   3,200   Nintendo Co., Ltd.................................      233,208
  24,100   Yamaha Corp.......................................      331,151
                                                               -----------
                                                                   564,359
                                                               -----------
           SEMICONDUCTORS
   1,100   Rohm Co. Ltd......................................      120,202
                                                               -----------
           TEXTILES
  21,000   Nisshinbo Industries, Inc.........................       96,419
                                                               -----------
           WHOLESALE DISTRIBUTORS
   4,000   Hitachi High-Technologies Corp....................       49,386
  36,000   Mitsubishi Corp...................................      250,338
  14,000   Nagase & Co., Ltd.................................       72,694
                                                               -----------
                                                                   372,418
                                                               -----------
           TOTAL JAPAN.......................................   12,201,530
                                                               -----------
           MALAYSIA (0.3%)
           ELECTRIC UTILITIES
  35,000   YTL Corp. Berhad..................................       36,837
                                                               -----------
           MOTOR VEHICLES
  17,000   Perusahaan Otomobil Nasional Berhad...............       36,232
                                                               -----------
           TOTAL MALAYSIA....................................       73,069
                                                               -----------
           NEW ZEALAND (0.3%)
           FOREST PRODUCTS
  75,500   Carter Holt Harvey Ltd............................       79,344
                                                               -----------
           SINGAPORE (4.3%)
           AIR FREIGHT/COURIERS
  56,000   SembCorp Logistics Ltd............................       59,788
                                                               -----------
           AIRLINES
  39,000   Singapore Airlines Ltd............................      230,337
                                                               -----------
           ELECTRONIC COMPONENTS
  11,600   Venture Corp., Ltd................................      106,060
                                                               -----------
           MAJOR BANKS
  25,182   DBS Group Holdings Ltd............................      147,297
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MARINE SHIPPING
 107,000   Neptune Orient Lines Ltd.*........................  $    89,931
                                                               -----------
           REAL ESTATE DEVELOPMENT
  92,000   Capitaland Ltd....................................       64,785
  22,400   City Developments Ltd.............................       56,480
                                                               -----------
                                                                   121,265
                                                               -----------
           REGIONAL BANKS
  10,000   Oversea - Chinese Banking Corp., Ltd..............       56,789
  19,362   United Overseas Bank Ltd..........................      136,344
                                                               -----------
                                                                   193,133
                                                               -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY
 169,000   SembCorp Industries Ltd...........................      122,846
                                                               -----------
           TOTAL SINGAPORE...................................    1,070,657
                                                               -----------
           SOUTH KOREA (10.8%)
           DEPARTMENT STORES
   3,460   Hyundai Department Store Co.......................       76,953
                                                               -----------
           ELECTRONIC COMPONENTS
   2,080   Samsung SDI Co., Ltd..............................      157,391
                                                               -----------
           ELECTRONICS/APPLIANCES
   2,703   LG Electronics Inc.*..............................      112,550
                                                               -----------
           FOOD: SPECIALTY/CANDY
   1,350   Tong Yang Confectionery Corp.*....................       83,303
                                                               -----------
           HOUSEHOLD/PERSONAL CARE
   2,430   LG Household & Health Care Ltd....................       62,680
                                                               -----------
           INDUSTRIAL MACHINERY
   6,910   Hyundai Mobis*....................................      177,083
                                                               -----------
           INTERNET RETAIL
   1,238   CJ Home Shopping Co. Ltd.*........................       64,177
                                                               -----------
           INVESTMENT BANKS/BROKERS
   3,480   Daishin Securities Co.............................       60,231
  10,890   Good Morning Shinhan Securities Co., Ltd.*........       48,258
   3,380   Samsung Securities Co., Ltd.......................       81,815
                                                               -----------
                                                                   190,304
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MOTOR VEHICLES
   5,450   Hyundai Motor Co., Ltd. (Pref.)*..................  $    70,403
                                                               -----------
           REGIONAL BANKS
   7,180   Shinhan Financial Group Co., Ltd.*................       74,742
                                                               -----------
           SEMICONDUCTORS
   3,037   Samsung Electronics Co., Ltd......................      901,451
   1,150   Samsung Electronics Co., Ltd. (Pref.).............      163,942
                                                               -----------
                                                                 1,065,393
                                                               -----------
           SPECIALTY STORES
     270   Shinsegae Co., Ltd.*..............................       42,103
                                                               -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY
   2,120   Daewoo Shipbuilding & Marine Engineering Co.,
            Ltd.*............................................       17,903
   4,100   Daewoo Shipbuilding & Marine Engineering Co., Ltd.
            (GDR)*...........................................       68,060
   7,340   Samsung Heavy Industries Co., Ltd.................       29,397
                                                               -----------
                                                                   115,360
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
   2,240   SK Telecom Co., Ltd.*.............................      382,074
                                                               -----------
           TOTAL SOUTH KOREA.................................    2,674,516
                                                               -----------
           TAIWAN (7.1%)
           AIRLINES
 253,776   EVA Airways Corp.*................................       90,922
                                                               -----------
           CHEMICALS: SPECIALTY
  30,000   Nan Ya Plastic Corp...............................       32,505
                                                               -----------
           COMPUTER COMMUNICATIONS
  12,000   Ambit Microsystems Corp...........................       37,099
  25,000   Zyxel Communications Corp.*.......................       46,952
                                                               -----------
                                                                    84,051
                                                               -----------
           COMPUTER PERIPHERALS
  39,000   Hon Hai Precison Industry Co., Ltd................      141,419
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           COMPUTER PROCESSING HARDWARE
  19,000   Compal Electronics Inc............................  $    25,472
  37,000   Quanta Computer Inc...............................       76,438
                                                               -----------
                                                                   101,910
                                                               -----------
           CONTAINERS/PACKAGING
  53,000   Cheng Loong Corp..................................       13,935
                                                               -----------
           ELECTRICAL PRODUCTS
  83,000   Phoenixtec Power Co., Ltd.........................       69,786
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT
  15,760   ASE Test Ltd.*....................................       86,680
                                                               -----------
           ELECTRONICS/APPLIANCE STORES
   8,800   Largan Precision Co., Ltd.........................       52,887
                                                               -----------
           ELECTRONICS/APPLIANCES
  57,000   Premier Image Technology Corp.....................       88,110
                                                               -----------
           ENGINEERING & CONSTRUCTION
  53,000   CTCI Corp.........................................       34,302
                                                               -----------
           FINANCIAL CONGLOMERATES
  84,000   Cathay Financial Holding Co.......................      102,664
  68,000   Fubon Financial Holding Co., Ltd..................       54,424
 173,000   Taishin Financial Holdings Co., Ltd.*.............       89,974
                                                               -----------
                                                                   247,062
                                                               -----------
           INDUSTRIAL SPECIALTIES
   4,000   Asia Optical Co. Inc..............................       20,803
                                                               -----------
           INVESTMENT BANKS/BROKERS
  88,000   Capital Securities Corp...........................       27,333
 141,000   Polaris Securities Co.............................       67,628
  48,000   Yuanta Core Pacific Securities Co.................       25,103
                                                               -----------
                                                                   120,064
                                                               -----------
           MARINE SHIPPING
  46,000   Evergreen Marine Corp.............................       32,696
  64,000   Yang Ming Marine Transport........................       42,531
                                                               -----------
                                                                    75,227
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           REGIONAL BANKS
 238,530   Chinatrust Financial Holding Co., Ltd.*...........  $   192,285
                                                               -----------
           SEMICONDUCTORS
  74,915   Siliconware Precision Industries Co.*.............       47,620
 162,700   Taiwan Semiconductor Manufacturing Co. Ltd.*......      267,954
                                                               -----------
                                                                   315,574
                                                               -----------
           TOTAL TAIWAN......................................    1,767,522
                                                               -----------
           THAILAND (1.1%)
           MAJOR BANKS
  20,700   Kasikornbank PCL (NVDR)*..........................       16,709
 104,600   Kasikornbank PCL (Alien Shares)*..................       97,473
                                                               -----------
                                                                   114,182
                                                               -----------
           REGIONAL BANKS
  12,500   Bangkok Bank PCL (NVDR)*..........................       16,619
  79,000   Bangkok Bank PCL (Alien Shares)*..................      126,603
                                                               -----------
                                                                   143,222
                                                               -----------
           TOTAL THAILAND....................................      257,404
                                                               -----------

  TOTAL INVESTMENTS
   (COST $21,244,487) (a)...........................    94.4%  23,408,737
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     5.6    1,388,968
                                                      ------  -----------
  NET ASSETS........................................   100.0% $24,797,705
                                                      ======  ===========

---------------------------------------------------

 GDR  GLOBAL DEPOSITORY RECEIPT.
 NVDR NON VOTING DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $29,834,848. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,102,320 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $9,528,431, RESULTING IN NET UNREALIZED DEPRECIATION OF $6,426,111.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2003:
     CONTRACTS            IN EXCHANGE         DELIVERY      UNREALIZED
     TO DELIVER               FOR               DATE       APPRECIATION

-------------------------------------------------------------------------

$              4,441  IDR       36,733,590    07/01/03          $ 9
HKD        1,807,686  $            231,805    07/02/03            6
                                                                ---
      Total unrealized appreciation.....................        $15
                                                                ===

 CURRENCY ABBREVIATIONS:
 HKD  Hong Kong Dollar.
 IDR  Indonesian Rupiah.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
SUMMARY OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Air Freight/Couriers..............................  $    59,788       0.2%
Airlines..........................................      607,675       2.4
Aluminum..........................................      112,240       0.5
Apparel/Footwear Retail...........................      188,094       0.8
Auto Parts: O.E.M.................................      150,530       0.6
Beverages: Non-Alcoholic..........................       76,902       0.3
Broadcasting......................................       78,849       0.3
Building Products.................................      178,379       0.7
Chemicals: Major Diversified......................      188,163       0.8
Chemicals: Specialty..............................      747,757       3.0
Commercial Printing/Forms.........................      230,954       0.9
Computer Communications...........................       84,051       0.3
Computer Peripherals..............................      314,428       1.3
Computer Processing Hardware......................      348,341       1.4
Containers/Packaging..............................       83,105       0.3
Department Stores.................................      108,207       0.4
Electric Utilities................................      345,563       1.4
Electrical Products...............................      213,656       0.9
Electronic Components.............................      525,819       2.1
Electronic Distributors...........................      132,542       0.5
Electronic Equipment/ Instruments.................    2,147,617       8.7
Electronic Production Equipment...................       86,680       0.3
Electronics/Appliance Stores......................       52,887       0.2
Electronics/Appliances............................      829,207       3.3
Engineering & Construction........................      276,693       1.1
Finance/Rental/Leasing............................      178,937       0.7
Financial Conglomerates...........................      365,459       1.5
Food Retail.......................................      218,457       0.9
Food: Meat/Fish/Dairy.............................      113,599       0.5
Food: Specialty/Candy.............................      161,356       0.6
Forest Products...................................       79,344       0.3
Home Building.....................................      317,890       1.3
Home Furnishings..................................        1,616       0.0
Household/Personal Care...........................       62,680       0.3
Industrial Conglomerates..........................      397,675       1.6

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Industrial Machinery..............................  $ 1,226,644       4.9%
Industrial Specialties............................      230,837       0.9
Internet Retail...................................       64,177       0.3
Investment Banks/Brokers..........................      405,156       1.6
Major Banks.......................................    1,029,686       4.2
Major Telecommunications..........................      228,049       0.9
Marine Shipping...................................      243,946       1.0
Media Conglomerates...............................      236,067       0.9
Metal Fabrications................................      143,050       0.6
Miscellaneous Manufacturing.......................      369,123       1.5
Motor Vehicles....................................    1,518,453       6.1
Movies/Entertainment..............................       75,669       0.3
Oil & Gas Production..............................      222,671       0.9
Other Metals/Minerals.............................      534,003       2.2
Pharmaceuticals: Major............................      205,900       0.8
Pharmaceuticals: Other............................      608,139       2.5
Property - Casualty Insurers......................      109,518       0.4
Railroads.........................................      236,263       1.0
Real Estate Development...........................    1,305,132       5.3
Recreational Products.............................      564,359       2.3
Regional Banks....................................      622,884       2.5
Semiconductors....................................    1,501,169       6.1
Specialty Stores..................................       42,103       0.2
Textiles..........................................       96,419       0.4
Tools/Hardware....................................      131,025       0.5
Trucks/Construction/Farm Machinery................      238,206       1.0
Wholesale Distributors............................      560,054       2.3
Wireless Telecommunications.......................      594,895       2.4
                                                    -----------   -------
                                                    $23,408,737      94.4%
                                                    ===========   =======

TYPE OF INVESTMENT

---------------------------------------------------------------------------

Common Stocks.....................................  $23,174,392      93.5%
Preferred Stocks..................................      234,345       0.9
                                                    -----------   -------
                                                    $23,408,737      94.4%
                                                    ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            COMMON STOCKS (90.0%)
            ADVERTISING/MARKETING SERVICES (0.4%)
    71,200  Getty Images, Inc.*...............................  $  2,940,560
                                                                ------------
            AIR FREIGHT/COURIERS (0.8%)
    88,100  FedEx Corp........................................     5,464,843
                                                                ------------
            AIRLINES (1.1%)
   180,300  JetBlue Airways Corp.*............................     7,624,887
                                                                ------------
            APPAREL/FOOTWEAR RETAIL (0.4%)
   110,600  Hot Topic, Inc.*..................................     2,976,246
                                                                ------------
            AUTO PARTS: O.E.M. (0.4%)
    31,300  Eaton Corp........................................     2,460,493
                                                                ------------
            BEVERAGES: ALCOHOLIC (0.5%)
    65,750  Anheuser-Busch Companies, Inc.....................     3,356,538
                                                                ------------
            BIOTECHNOLOGY (5.0%)
    66,000  Amgen Inc.*.......................................     4,385,040
   129,600  Amylin Pharmaceuticals, Inc.*.....................     2,836,944
   146,400  CV Therapeutics, Inc.*............................     4,342,224
    98,000  Genentech, Inc.*..................................     7,067,760
   100,300  ICOS Corp.*.......................................     3,686,025
   104,100  IDEC Pharmaceuticals Corp.*.......................     3,539,400
    96,900  Neurocrine Biosciences, Inc.*.....................     4,839,186
   131,600  NPS Pharmaceuticals, Inc.*........................     3,203,144
                                                                ------------
                                                                  33,899,723
                                                                ------------
            BROADCASTING (0.6%)
   136,900  Univision Communications, Inc. (Class A)*.........     4,161,760
                                                                ------------
            CABLE/SATELLITE TV (0.8%)
   172,436  Comcast Corp. (Class A)*..........................     5,204,118
                                                                ------------
            CASINO/GAMING (1.1%)
    72,500  GTECH Holdings Corp...............................     2,729,625

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

    29,600  International Game Technology.....................  $  3,028,968
    61,100  MGM Mirage*.......................................     2,088,398
                                                                ------------
                                                                   7,846,991
                                                                ------------
            COMPUTER COMMUNICATIONS (2.4%)
   804,300  Cisco Systems, Inc.*..............................    13,423,767
   121,200  NetScreen Technologies, Inc.*.....................     2,733,060
                                                                ------------
                                                                  16,156,827
                                                                ------------
            COMPUTER PERIPHERALS (1.6%)
   306,100  EMC Corp.*........................................     3,204,867
    93,100  Maxtor Corp.*.....................................       699,181
   171,600  Network Appliance, Inc.*..........................     2,781,636
   252,600  Seagate Technology (Cayman Islands)*..............     4,458,390
                                                                ------------
                                                                  11,144,074
                                                                ------------
            COMPUTER PROCESSING HARDWARE (1.4%)
   214,100  Dell Computer Corp.*..............................     6,842,636
   128,700  Hewlett-Packard Co................................     2,741,310
                                                                ------------
                                                                   9,583,946
                                                                ------------
            CONTRACT DRILLING (1.0%)
    51,800  ENSCO International Inc...........................     1,393,420
   217,300  Pride International, Inc.*........................     4,089,586
    59,500  Rowan Companies, Inc.*............................     1,332,800
                                                                ------------
                                                                   6,815,806
                                                                ------------
            DISCOUNT STORES (2.8%)
    38,200  Costco Wholesale Corp.*...........................     1,398,120
   329,400  Wal-Mart Stores, Inc..............................    17,678,898
                                                                ------------
                                                                  19,077,018
                                                                ------------
            ELECTRONIC COMPONENTS (0.6%)
    32,100  QLogic Corp.*.....................................     1,551,393
    58,400  SanDisk Corp.*....................................     2,356,440
                                                                ------------
                                                                   3,907,833
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.4%)
   125,800  Rockwell Automation, Inc..........................  $  2,999,072
                                                                ------------
            ELECTRONICS/APPLIANCE STORES (0.4%)
    63,700  Best Buy Co., Inc.*...............................     2,797,704
                                                                ------------
            FINANCE/RENTAL/ LEASING (1.6%)
    72,900  Countrywide Financial Corp........................     5,071,653
   233,000  MBNA Corp.........................................     4,855,720
    35,400  SLM Corp..........................................     1,386,618
                                                                ------------
                                                                  11,313,991
                                                                ------------
            FINANCIAL CONGLOMERATES (3.9%)
   127,200  American Express Co...............................     5,318,232
   316,300  Citigroup Inc.....................................    13,537,640
   222,400  J.P. Morgan Chase & Co............................     7,601,632
                                                                ------------
                                                                  26,457,504
                                                                ------------
            FOOD: MEAT/FISH/ DAIRY (0.3%)
    70,050  Dean Foods Co.*...................................     2,206,575
                                                                ------------
            HOME IMPROVEMENT CHAINS (0.6%)
   127,000  Home Depot, Inc. (The)............................     4,206,240
                                                                ------------
            HOUSEHOLD/PERSONAL CARE (2.6%)
    87,200  Avon Products, Inc................................     5,423,840
    50,800  Colgate-Palmolive Co..............................     2,943,860
   103,600  Procter & Gamble Co. (The)........................     9,239,048
                                                                ------------
                                                                  17,606,748
                                                                ------------
            INDUSTRIAL CONGLOMERATES (3.1%)
   630,400  General Electric Co...............................    18,079,872
    39,800  United Technologies Corp..........................     2,819,034
                                                                ------------
                                                                  20,898,906
                                                                ------------
            INDUSTRIAL MACHINERY (0.4%)
    41,200  Illinois Tool Works Inc...........................     2,713,020
                                                                ------------

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            INFORMATION TECHNOLOGY SERVICES (1.8%)
   135,000  Citrix Systems, Inc.*.............................  $  2,748,600
    71,200  Documentum, Inc.*.................................     1,400,504
    96,100  International Business Machines Corp..............     7,928,250
                                                                ------------
                                                                  12,077,354
                                                                ------------
            INSURANCE BROKERS/ SERVICES (0.7%)
    94,600  Marsh & McLennan Companies, Inc...................     4,831,222
                                                                ------------
            INTERNET RETAIL (1.5%)
   257,679  InterActiveCorp.*.................................    10,196,358
                                                                ------------
            INTERNET SOFTWARE/ SERVICES (2.6%)
    67,100  Check Point Software Technologies Ltd. (Israel)*..     1,311,805
    84,900  MicroStrategy Inc. (Class A)*.....................     3,092,907
   406,100  Yahoo! Inc.*......................................    13,303,836
                                                                ------------
                                                                  17,708,548
                                                                ------------
            INVESTMENT BANKS/ BROKERS (2.2%)
   127,800  Lehman Brothers Holdings, Inc.....................     8,496,144
   138,900  Merrill Lynch & Co., Inc..........................     6,483,852
                                                                ------------
                                                                  14,979,996
                                                                ------------
            MAJOR BANKS (4.9%)
   199,300  Bank of America Corp..............................    15,750,679
    86,500  Bank One Corp.....................................     3,216,070
    79,700  FleetBoston Financial Corp........................     2,367,887
    45,800  National City Corp................................     1,498,118
    52,600  Wachovia Corp.....................................     2,101,896
   164,800  Wells Fargo & Co..................................     8,305,920
                                                                ------------
                                                                  33,240,570
                                                                ------------
            MAJOR TELECOMMUNICATIONS (2.2%)
   124,300  BellSouth Corp....................................     3,310,109
    82,100  SBC Communications, Inc...........................     2,097,655
    99,100  Telefonica S.A. (ADR) (Spain).....................     3,425,887

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

   153,500  Verizon Communications Inc........................  $  6,055,575
                                                                ------------
                                                                  14,889,226
                                                                ------------
            MANAGED HEALTH CARE (4.2%)
   163,300  Aetna Inc.........................................     9,830,660
    52,200  Anthem, Inc.*.....................................     4,027,230
   228,400  UnitedHealth Group Inc............................    11,477,100
    39,700  WellPoint Health Networks, Inc.*..................     3,346,710
                                                                ------------
                                                                  28,681,700
                                                                ------------
            MEDIA CONGLOMERATES (1.9%)
   207,000  Disney (Walt) Co. (The)...........................     4,088,250
   145,700  News Corporation Ltd. (The) (ADR) (Australia).....     4,410,339
   102,400  Viacom, Inc. (Class B) (Non-Voting)*..............     4,470,784
                                                                ------------
                                                                  12,969,373
                                                                ------------
            MEDICAL SPECIALTIES (2.4%)
    56,100  Boston Scientific Corp.*..........................     3,427,710
   127,500  Guidant Corp......................................     5,659,725
    66,100  Medtronic, Inc....................................     3,170,817
    74,250  St. Jude Medical, Inc.*...........................     4,269,375
                                                                ------------
                                                                  16,527,627
                                                                ------------
            METAL FABRICATIONS (0.5%)
   143,900  Chicago Bridge & Iron Company N.V.
             (Netherlands)....................................     3,263,652
                                                                ------------
            MISCELLANEOUS COMMERCIAL SERVICES (0.5%)
    81,000  Corporate Executive Board Co. (The)*..............     3,282,930
                                                                ------------
            MOVIES/ ENTERTAINMENT (0.2%)
    25,000  Pixar, Inc.*......................................     1,521,000
                                                                ------------
            OIL & GAS PRODUCTION (2.0%)
    36,365  Apache Corp.......................................     2,365,907
    38,000  Burlington Resources Inc..........................     2,054,660

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

   113,100  Devon Energy Corp.................................  $  6,039,540
    68,700  Pogo Producing Co.................................     2,936,925
                                                                ------------
                                                                  13,397,032
                                                                ------------
            OILFIELD SERVICES/ EQUIPMENT (1.7%)
    38,600  BJ Services Co.*..................................     1,442,096
    39,000  Cooper Cameron Corp.*.............................     1,964,820
    89,900  Halliburton Co....................................     2,067,700
    92,800  Schlumberger Ltd..................................     4,414,496
    54,200  Smith International, Inc.*........................     1,991,308
                                                                ------------
                                                                  11,880,420
                                                                ------------
            OTHER CONSUMER SERVICES (3.1%)
    56,800  Apollo Group, Inc. (Class A)*.....................     3,507,968
    64,200  Corinthian Colleges, Inc.*........................     3,118,194
   113,400  eBay Inc.*........................................    11,814,012
    53,300  Weight Watchers International, Inc.*..............     2,424,617
                                                                ------------
                                                                  20,864,791
                                                                ------------
            OTHER METALS/ MINERALS (0.7%)
   167,800  Inco Ltd. (Canada)*...............................     3,547,292
    17,000  Rio Tinto PLC (ADR) (United Kingdom)..............     1,301,350
                                                                ------------
                                                                   4,848,642
                                                                ------------
            PACKAGED SOFTWARE (5.8%)
    99,800  Autodesk, Inc.....................................     1,612,768
    97,200  Cognos, Inc. (Canada)*............................     2,624,400
    97,300  Hyperion Solutions Corp.*.........................     3,284,848
   135,600  Mercury Interactive Corp.*........................     5,235,516
   139,900  Microsoft Corp....................................     3,582,839
   227,800  NetIQ Corp.*......................................     3,521,788
   315,150  Oracle Corp.*.....................................     3,788,103
   230,100  Quest Software, Inc.*.............................     2,738,190
    43,400  SAP AG (ADR) (Germany)............................     1,268,148
   152,100  Sybase, Inc.*.....................................     2,115,711
    94,800  Symantec Corp.*...................................     4,157,928
   193,300  Veritas Software Corp.*...........................     5,541,911
                                                                ------------
                                                                  39,472,150
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            PERSONNEL SERVICES (0.3%)
    97,100  Monster Worldwide Inc.*...........................  $  1,915,783
                                                                ------------
            PHARMACEUTICALS: MAJOR (3.2%)
    85,500  Lilly (Eli) & Co..................................     5,896,935
   319,100  Pfizer Inc........................................    10,897,265
   108,000  Wyeth.............................................     4,919,400
                                                                ------------
                                                                  21,713,600
                                                                ------------
            PHARMACEUTICALS: OTHER (2.1%)
   129,500  Biovail Corp. (Canada)*...........................     6,094,270
    51,200  Forest Laboratories, Inc.*........................     2,803,200
    94,700  Teva Pharmaceutical Industries Ltd. (ADR)
             (Israel).........................................     5,391,271
                                                                ------------
                                                                  14,288,741
                                                                ------------
            PRECIOUS METALS (2.0%)
   200,300  Freeport-McMoRan Copper & Gold, Inc. (Class B)....     4,907,350
   353,500  Glamis Gold Ltd. (Canada)*........................     4,054,645
   139,000  Newmont Mining Corp...............................     4,511,940
                                                                ------------
                                                                  13,473,935
                                                                ------------
            PROPERTY - CASUALTY INSURERS (0.6%)
    18,200  Everest Re Group, Ltd. (Bermuda)..................     1,392,300
    61,700  RenaissanceRe Holdings Ltd. (Bermuda).............     2,808,584
                                                                ------------
                                                                   4,200,884
                                                                ------------
            RESTAURANTS (0.9%)
    68,600  Cheesecake Factory, Inc. (The)*...................     2,462,054
   103,700  Outback Steakhouse, Inc...........................     4,044,300
                                                                ------------
                                                                   6,506,354
                                                                ------------
            SEMICONDUCTORS (3.5%)
   150,400  Integrated Circuit Systems, Inc.*.................     4,727,072

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

   511,100  Intel Corp........................................  $ 10,622,702
   125,600  Intersil Corp. (Class A)*.........................     3,342,216
    88,700  Marvell Technology Group Ltd. (Bermuda)*..........     3,048,619
   104,200  NVIDIA Corp.*.....................................     2,397,642
                                                                ------------
                                                                  24,138,251
                                                                ------------
            SPECIALTY STORES (0.4%)
    90,000  Williams-Sonoma, Inc.*............................     2,628,000
                                                                ------------
            TELECOMMUNICATION EQUIPMENT (0.7%)
    53,100  ADTRAN, Inc.*.....................................     2,723,499
    66,400  UTStarcom, Inc.*..................................     2,361,848
                                                                ------------
                                                                   5,085,347
                                                                ------------
            TRUCKING (0.2%)
    22,200  Landstar System, Inc.*............................     1,395,270
                                                                ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.7%)
    74,900  PACCAR, Inc.......................................     5,060,244
                                                                ------------
            WHOLESALE DISTRIBUTORS (0.3%)
    59,800  United Stationers, Inc.*..........................     2,162,966
                                                                ------------
            WIRELESS TELECOMMUNICATIONS (2.0%)
   612,500  AT&T Wireless Services Inc.*......................     5,028,625
   188,200  Nextel Communications, Inc. (Class A)*............     3,402,656
   268,000  Vodafone Group PLC (ADR) (United Kingdom).........     5,266,200
                                                                ------------
                                                                  13,697,481
                                                                ------------
            TOTAL COMMON STOCKS
             (COST $565,781,771)..............................   614,720,870
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           CONVERTIBLE BOND (0.1%)
           BIOTECHNOLOGY
$  1,000   Affymetrix Inc. 5.00% due 10/01/06
            (COST $987,735)........................  $    995,000
                                                     ------------
           SHORT-TERM INVESTMENT (9.6%)
           U.S. GOVERNMENT AGENCY (a)
  65,500   Federal Home Loan Bank 0.95% due
            07/01/03
            (COST $65,500,000).....................    65,500,000
                                                     ------------

  TOTAL INVESTMENTS
   (COST $632,269,506) (b)................    99.7%  681,215,870
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.3     2,067,452
                                            ------  ------------
  NET ASSETS..............................   100.0% $683,283,322
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $56,325,404 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,379,040, RESULTING IN NET UNREALIZED APPRECIATION OF $48,946,364.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (96.7%)
           ADVERTISING/MARKETING SERVICES (0.2%)
   8,580   Interpublic Group of Companies, Inc.*...  $    114,800
   4,151   Omnicom Group, Inc......................       297,627
                                                     ------------
                                                          412,427
                                                     ------------
           AEROSPACE & DEFENSE (1.1%)
  18,513   Boeing Co...............................       635,366
   4,346   General Dynamics Corp...................       315,085
   2,564   Goodrich Corp...........................        53,844
   9,911   Lockheed Martin Corp....................       471,466
   4,027   Northrop Grumman Corp...................       347,490
   9,040   Raytheon Co.............................       296,874
   3,918   Rockwell Collins, Inc...................        96,500
                                                     ------------
                                                        2,216,625
                                                     ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.1%)
  14,190   Archer-Daniels-Midland Co...............       182,625
                                                     ------------
           AIR FREIGHT/COURIERS (1.0%)
   6,569   FedEx Corp..............................       407,475
  24,778   United Parcel Service, Inc.
            (Class B)..............................     1,578,359
                                                     ------------
                                                        1,985,834
                                                     ------------
           AIRLINES (0.2%)
   2,692   Delta Air Lines, Inc....................        39,519
  17,151   Southwest Airlines Co...................       294,997
                                                     ------------
                                                          334,516
                                                     ------------
           ALTERNATIVE POWER GENERATION (0.0%)
   8,250   Calpine Corp.*..........................        54,450
                                                     ------------
           ALUMINUM (0.2%)
  18,612   Alcoa, Inc..............................       474,606
                                                     ------------
           APPAREL/FOOTWEAR (0.4%)
   3,753   Cintas Corp.............................       133,006
   2,812   Jones Apparel Group, Inc.*..............        82,279
   2,364   Liz Claiborne, Inc......................        83,331
   5,813   Nike, Inc. (Class B)....................       310,937

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   1,309   Reebok International Inc. (United
            Kingdom)*..............................  $     44,022
   2,371   VF Corp.................................        80,732
                                                     ------------
                                                          734,307
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.4%)
  19,610   Gap, Inc. (The).........................       367,884
  11,494   Limited Brands, Inc.....................       178,157
   2,956   Nordstrom, Inc..........................        57,701
  11,241   TJX Companies, Inc. (The)...............       211,780
                                                     ------------
                                                          815,522
                                                     ------------
           AUTO PARTS: O.E.M. (0.2%)
   3,243   Dana Corp...............................        37,489
  12,337   Delphi Corp.............................       106,468
   1,643   Eaton Corp..............................       129,156
   1,963   Johnson Controls, Inc...................       168,033
   2,816   Visteon Corp............................        19,346
                                                     ------------
                                                          460,492
                                                     ------------
           AUTOMOTIVE AFTERMARKET (0.0%)
   1,620   Cooper Tire & Rubber Co.................        28,496
   3,826   Goodyear Tire & Rubber Co. (The)*.......        20,086
                                                     ------------
                                                           48,582
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.5%)
  18,372   Anheuser-Busch Companies, Inc...........       937,891
   1,327   Brown-Forman Corp. (Class B)............       104,329
     792   Coors (Adolph) Co. (Class B)............        38,792
                                                     ------------
                                                        1,081,012
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (1.4%)
  54,239   Coca Cola Co............................     2,517,232
   9,955   Coca-Cola Enterprises Inc...............       180,683
   6,037   Pepsi Bottling Group, Inc. (The)........       120,861
                                                     ------------
                                                        2,818,776
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           BIOTECHNOLOGY (1.2%)
  27,733   Amgen Inc.*.............................  $  1,842,581
   3,253   Biogen, Inc.*...........................       123,614
   4,105   Chiron Corp.*...........................       179,471
   4,751   Genzyme Corp. (General Division)*.......       198,592
   5,551   MedImmune, Inc.*........................       201,890
                                                     ------------
                                                        2,546,148
                                                     ------------
           BROADCASTING (0.4%)
  13,523   Clear Channel Communications, Inc.*.....       573,240
   5,047   Univision Communications Inc.
            (Class A)*.............................       153,429
                                                     ------------
                                                          726,669
                                                     ------------
           BUILDING PRODUCTS (0.2%)
   1,581   American Standard Companies, Inc.*......       116,883
  10,494   Masco Corp..............................       250,282
                                                     ------------
                                                          367,165
                                                     ------------
           CABLE/SATELLITE TV (0.7%)
  49,518   Comcast Corp. (Class A)*................     1,494,453
                                                     ------------
           CASINO/GAMING (0.1%)
   2,440   Harrah's Entertainment, Inc.*...........        98,186
   1,881   International Game Technology...........       192,483
                                                     ------------
                                                          290,669
                                                     ------------
           CHEMICALS: AGRICULTURAL (0.1%)
   5,756   Monsanto Co.............................       124,560
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.9%)
  20,159   Dow Chemical Co. (The)..................       624,123
  21,931   Du Pont (E.I.) de Nemours & Co..........       913,207
   1,687   Eastman Chemical Co.....................        53,427
   2,789   Engelhard Corp..........................        69,084

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   2,383   Hercules Inc.*..........................  $     23,592
   4,889   Rohm & Haas Co..........................       151,706
                                                     ------------
                                                        1,835,139
                                                     ------------
           CHEMICALS: SPECIALTY (0.3%)
   5,004   Air Products & Chemicals, Inc...........       208,166
   1,062   Great Lakes Chemical Corp...............        21,665
   3,577   Praxair, Inc............................       214,978
   1,565   Sigma-Aldrich Corp......................        84,792
                                                     ------------
                                                          529,601
                                                     ------------
           COMMERCIAL PRINTING/ FORMS (0.1%)
   1,217   Deluxe Corp.............................        54,522
   2,473   Donnelley (R.R.) & Sons Co..............        64,644
                                                     ------------
                                                          119,166
                                                     ------------
           COMPUTER COMMUNICATIONS (1.3%)
   8,396   Avaya Inc.*.............................        54,238
 154,546   Cisco Systems, Inc.*....................     2,579,373
                                                     ------------
                                                        2,633,611
                                                     ------------
           COMPUTER PERIPHERALS (0.4%)
  48,156   EMC Corp.*..............................       504,193
   2,807   Lexmark International Group, Inc.*......       198,651
   7,472   Network Appliance, Inc.*................       121,121
                                                     ------------
                                                          823,965
                                                     ------------
           COMPUTER PROCESSING HARDWARE (1.9%)
   8,050   Apple Computer, Inc.*...................       153,916
  56,551   Dell Computer Corp.*....................     1,807,370
   7,072   Gateway, Inc.*..........................        25,813
  67,213   Hewlett-Packard Co......................     1,431,637
   2,129   NCR Corp.*..............................        54,545
  71,114   Sun Microsystems, Inc.*.................       327,124
                                                     ------------
                                                        3,800,405
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CONSTRUCTION MATERIALS (0.0%)
   2,216   Vulcan Materials Co.....................  $     82,147
                                                     ------------
           CONSUMER SUNDRIES (0.0%)
   1,451   American Greetings Corp. (Class A)*.....        28,498
                                                     ------------
           CONTAINERS/ PACKAGING (0.2%)
   1,240   Ball Corp...............................        56,432
   1,155   Bemis Company, Inc......................        54,054
   3,459   Pactiv Corp.*...........................        68,177
   1,858   Sealed Air Corp.*.......................        88,552
   1,172   Temple-Inland, Inc......................        50,291
                                                     ------------
                                                          317,506
                                                     ------------
           CONTRACT DRILLING (0.2%)
   3,207   Nabors Industries, Ltd. (Bermuda)*......       126,837
   2,921   Noble Corp.*............................       100,190
   2,042   Rowan Companies, Inc.*..................        45,741
   7,041   Transocean Inc.*........................       154,691
                                                     ------------
                                                          427,459
                                                     ------------
           DATA PROCESSING SERVICES (1.0%)
  13,168   Automatic Data Processing, Inc..........       445,868
   4,122   Computer Sciences Corp.*................       157,131
  10,714   Concord EFS, Inc.*......................       157,710
   3,258   Convergys Corp.*........................        52,128
  16,469   First Data Corp.........................       682,475
   4,254   Fiserv, Inc.*...........................       151,485
   8,289   Paychex, Inc............................       242,951
   6,262   SunGard Data Systems Inc.*..............       162,248
                                                     ------------
                                                        2,051,996
                                                     ------------
           DEPARTMENT STORES (0.5%)
   1,848   Dillard's, Inc. (Class A)...............        24,893
   4,151   Federated Department Stores, Inc........       152,964
   7,461   Kohl's Corp.*...........................       383,346
   6,352   May Department Stores Co.*..............       141,396

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,923   Penney (J.C.) Co., Inc..................  $     99,803
   6,763   Sears, Roebuck & Co.....................       227,507
                                                     ------------
                                                        1,029,909
                                                     ------------
           DISCOUNT STORES (3.2%)
   2,535   Big Lots, Inc.*.........................        38,126
  10,044   Costco Wholesale Corp.*.................       367,610
   7,345   Dollar General Corp.....................       134,120
   3,788   Family Dollar Stores, Inc...............       144,512
  20,054   Target Corp.............................       758,843
  96,420   Wal-Mart Stores, Inc....................     5,174,861
                                                     ------------
                                                        6,618,072
                                                     ------------
           DRUGSTORE CHAINS (0.5%)
   8,676   CVS Corp................................       243,188
  22,568   Walgreen Co.............................       679,297
                                                     ------------
                                                          922,485
                                                     ------------
           ELECTRIC UTILITIES (2.5%)
  13,490   AES Corp. (The)*........................        85,661
   2,743   Allegheny Energy, Inc.*.................        23,178
   3,550   Ameren Corp.............................       156,555
   8,697   American Electric Power Co., Inc........       259,432
   6,726   CenterPoint Energy, Inc.................        54,817
   3,877   Cinergy Corp............................       142,635
   3,145   CMS Energy Corp.*.......................        25,474
   4,916   Consolidated Edison, Inc.*..............       212,764
   3,641   Constellation Energy Group, Inc.........       124,886
   6,844   Dominion Resources, Inc.................       439,864
   3,699   DTE Energy Co...........................       142,929
  19,842   Duke Energy Corp........................       395,848
   7,174   Edison International*...................       117,869
   4,972   Entergy Corp............................       262,422
   7,139   Exelon Corp.............................       426,984
   6,554   FirstEnergy Corp........................       252,001
   4,036   FPL Group, Inc..........................       269,807
   8,815   Mirant Corp.*...........................        25,563
   9,010   PG&E Corp.*.............................       190,561
   2,009   Pinnacle West Capital Corp..............        75,237
   3,712   PPL Corp................................       159,616
   5,302   Progress Energy, Inc....................       232,758

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   4,974   Public Service Enterprise Group, Inc....  $    210,151
  15,892   Southern Co. (The)......................       495,195
   3,833   TECO Energy, Inc........................        45,958
     301   Texas Genco Holdings, Inc...............         6,998
   7,096   TXU Corp................................       159,305
   8,779   Xcel Energy, Inc........................       132,036
                                                     ------------
                                                        5,126,504
                                                     ------------
           ELECTRICAL PRODUCTS (0.4%)
   4,280   American Power Conversion Corp.*........        66,725
   2,035   Cooper Industries Ltd. (Bermuda)........        84,046
   9,269   Emerson Electric Co.....................       473,646
   4,186   Molex Inc...............................       112,980
   1,822   Power-One, Inc.*........................        13,027
   1,233   Thomas & Betts Corp.*...................        17,817
                                                     ------------
                                                          768,241
                                                     ------------
           ELECTRONIC COMPONENTS (0.2%)
   4,374   Jabil Circuit, Inc.*....................        96,665
   2,048   QLogic Corp.*...........................        98,980
  11,116   Sanmina-SCI Corp.*......................        70,142
  18,271   Solectron Corp.*........................        68,334
                                                     ------------
                                                          334,121
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.5%)
  10,378   Agilent Technologies, Inc.*.............       202,890
  31,491   JDS Uniphase Corp.*.....................       110,533
   2,757   PerkinElmer, Inc........................        38,074
   4,052   Rockwell Automation, Inc................        96,600
   3,336   Scientific-Atlanta, Inc.................        79,530
   5,032   Symbol Technologies, Inc................        65,466
   1,897   Tektronix, Inc.*........................        40,975
   3,569   Thermo Electron Corp.*..................        75,020
   2,736   Waters Corp.*...........................        79,700
  16,329   Xerox Corp.*............................       172,924
                                                     ------------
                                                          961,712
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
  36,494   Applied Materials, Inc.*................  $    578,795
   4,190   KLA-Tencor Corp.*.......................       194,793
   3,301   Novellus Systems, Inc.*.................       120,886
   4,072   Teradyne, Inc.*.........................        70,486
                                                     ------------
                                                          964,960
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (0.2%)
   7,095   Best Buy Co., Inc.*.....................       311,612
   4,595   Circuit City Stores - Circuit City
            Group..................................        40,436
   3,676   RadioShack Corp.........................        96,716
                                                     ------------
                                                          448,764
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.2%)
   6,308   Eastman Kodak Co........................       172,524
   1,703   Maytag Corp.............................        41,587
   1,511   Whirlpool Corp..........................        96,251
                                                     ------------
                                                          310,362
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.0%)
   1,795   Fluor Corp..............................        60,384
                                                     ------------
           ENVIRONMENTAL SERVICES (0.2%)
   4,565   Allied Waste Industries, Inc.*..........        45,878
  12,985   Waste Management, Inc...................       312,809
                                                     ------------
                                                          358,687
                                                     ------------
           FINANCE/RENTAL/ LEASING (1.8%)
   4,986   Capital One Financial Corp..............       245,211
   2,876   Countrywide Financial Corp..............       200,083
  21,575   Fannie Mae..............................     1,455,018
  15,135   Freddie Mac.............................       768,404
  28,133   MBNA Corp...............................       586,292
   6,308   Providian Financial Corp.*..............        58,412

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   1,364   Ryder System, Inc.......................  $     34,946
   9,957   SLM Corp................................       390,016
                                                     ------------
                                                        3,738,382
                                                     ------------
           FINANCIAL CONGLOMERATES (4.3%)
  28,558   American Express Co.....................     1,194,010
 113,355   Citigroup, Inc..........................     4,851,594
  44,726   J.P. Morgan Chase & Co..................     1,528,735
   6,363   John Hancock Financial Services, Inc....       195,535
   7,207   Principal Financial Group, Inc..........       232,426
  12,104   Prudential Financial, Inc...............       407,300
   7,319   State Street Corp.......................       288,369
                                                     ------------
                                                        8,697,969
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.2%)
   3,105   Equifax, Inc............................        80,730
   4,199   McGraw-Hill Companies, Inc. (The).......       260,338
   3,265   Moody's Corporation.....................       172,098
                                                     ------------
                                                          513,166
                                                     ------------
           FOOD DISTRIBUTORS (0.2%)
   2,918   Supervalu, Inc..........................        62,212
  14,304   SYSCO Corp..............................       429,692
                                                     ------------
                                                          491,904
                                                     ------------
           FOOD RETAIL (0.3%)
   8,077   Albertson's, Inc........................       155,078
  16,656   Kroger Co.*.............................       277,822
   9,719   Safeway Inc.*...........................       198,851
   3,073   Winn-Dixie Stores, Inc..................        37,829
                                                     ------------
                                                          669,580
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.5%)
   9,039   Campbell Soup Co........................       221,456
   8,137   General Mills, Inc......................       385,775
   7,738   Heinz (H.J.) Co.........................       255,199
   8,952   Kellogg Co..............................       307,680

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  37,831   PepsiCo, Inc............................  $  1,683,480
  17,082   Sara Lee Corp...........................       321,312
                                                     ------------
                                                        3,174,902
                                                     ------------
           FOOD: MEAT/FISH/ DAIRY (0.1%)
  11,825   ConAgra Foods Inc.......................       279,070
                                                     ------------
           FOOD: SPECIALTY/ CANDY (0.3%)
   2,888   Hershey Foods Corp......................       201,178
   3,057   McCormick & Co., Inc. (Non-Voting)......        83,150
   4,956   Wrigley (Wm.) Jr. Co. (Class A).........       278,676
                                                     ------------
                                                          563,004
                                                     ------------
           FOREST PRODUCTS (0.1%)
   2,282   Louisiana-Pacific Corp.*................        24,623
   4,823   Weyerhaeuser Co.........................       260,442
                                                     ------------
                                                          285,065
                                                     ------------
           GAS DISTRIBUTORS (0.3%)
   8,105   Dynegy, Inc. (Class A)*.................        34,041
   3,464   KeySpan Corp............................       122,799
   2,688   Kinder Morgan, Inc......................       146,899
     969   Nicor Inc...............................        35,960
   5,781   NiSource Inc............................       109,839
     794   Peoples Energy Corp.....................        34,055
   4,568   Sempra Energy...........................       130,325
                                                     ------------
                                                          613,918
                                                     ------------
           HOME BUILDING (0.1%)
   1,371   Centex Corp.............................       106,650
   1,045   KB HOME.................................        64,769
   1,336   Pulte Homes, Inc........................        82,378
                                                     ------------
                                                          253,797
                                                     ------------
           HOME FURNISHINGS (0.1%)
   4,248   Leggett & Platt, Inc....................        87,084
   6,038   Newell Rubbermaid, Inc..................       169,064
   1,234   Tupperware Corp.........................        17,720
                                                     ------------
                                                          273,868
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           HOME IMPROVEMENT CHAINS (1.2%)
  50,591   Home Depot, Inc. (The)..................  $  1,675,574
  17,170   Lowe's Companies, Inc...................       737,452
   3,271   Sherwin-Williams Co.....................        87,924
                                                     ------------
                                                        2,500,950
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (0.3%)
  11,265   HCA Inc.................................       360,931
   5,209   Health Management Associates, Inc.
            (Class A)..............................        96,106
   2,038   Manor Care, Inc.*.......................        50,970
  10,339   Tenet Healthcare Corp.*.................       120,449
                                                     ------------
                                                          628,456
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.4%)
  13,841   Carnival Corp...........................       449,971
   8,297   Hilton Hotels Corp......................       106,119
   5,103   Marriott International, Inc.
            (Class A)..............................       196,057
   4,418   Starwood Hotels & Resorts Worldwide,
            Inc....................................       126,311
                                                     ------------
                                                          878,458
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (2.5%)
   1,275   Alberto-Culver Co. (Class B)............        65,153
   5,171   Avon Products, Inc......................       321,636
   4,802   Clorox Co. (The)........................       204,805
  11,847   Colgate-Palmolive Co....................       686,534
  22,485   Gillette Co. (The)......................       716,372
   2,059   International Flavors & Fragrances,
            Inc....................................        65,744
  11,225   Kimberly-Clark Corp.....................       585,272
  28,508   Procter & Gamble Co. (The)..............     2,542,343
                                                     ------------
                                                        5,187,859
                                                     ------------
           INDUSTRIAL CONGLOMERATES (4.8%)
   8,606   3M Co...................................     1,110,002

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 220,067   General Electric Co.**..................  $  6,311,522
  18,890   Honeywell International, Inc............       507,197
   3,730   Ingersoll Rand Co. (Class A)
            (Bermuda)..............................       176,504
   2,023   ITT Industries, Inc.....................       132,426
   2,967   Textron, Inc............................       115,772
  43,970   Tyco International Ltd. (Bermuda).......       834,551
  10,303   United Technologies Corp................       729,761
                                                     ------------
                                                        9,917,735
                                                     ------------
           INDUSTRIAL MACHINERY (0.3%)
   6,772   Illinois Tool Works Inc.................       445,936
   2,601   Parker-Hannifin Corp....................       109,216
                                                     ------------
                                                          555,152
                                                     ------------
           INDUSTRIAL SPECIALTIES (0.2%)
   5,786   Ecolab Inc..............................       148,122
   3,737   PPG Industries, Inc.....................       189,615
                                                     ------------
                                                          337,737
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.8%)
   3,640   Citrix Systems, Inc.*...................        74,110
  10,533   Electronic Data Systems Corp............       225,933
  38,049   International Business Machines Corp....     3,139,043
   6,971   PeopleSoft, Inc.*.......................       122,620
   7,217   Unisys Corp.*...........................        88,625
                                                     ------------
                                                        3,650,331
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
   6,874   AON Corp................................       165,526
  11,789   Marsh & McLennan Companies, Inc.........       602,064
                                                     ------------
                                                          767,590
                                                     ------------
           INTEGRATED OIL (3.9%)
   1,980   Amerada Hess Corp.......................        97,376
  23,524   ChevronTexaco Corp......................     1,698,433

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  14,945   ConocoPhillips..........................  $    818,986
 147,074   Exxon Mobil Corp........................     5,281,427
                                                     ------------
                                                        7,896,222
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.3%)
  10,779   Siebel Systems, Inc.*...................       102,832
  13,282   Yahoo! Inc.*............................       435,118
                                                     ------------
                                                          537,950
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.8%)
   2,181   Bear Stearns Companies, Inc. (The)......       157,948
  10,340   Goldman Sachs Group, Inc. (The).........       865,975
   5,341   Lehman Brothers Holdings, Inc...........       355,070
  20,485   Merrill Lynch & Co., Inc................       956,240
  23,941   Morgan Stanley (Note 4).................     1,023,478
  29,735   Schwab (Charles) Corp...................       300,026
                                                     ------------
                                                        3,658,737
                                                     ------------
           INVESTMENT MANAGERS (0.4%)
   2,404   Federated Investors, Inc. (Class B).....        65,918
   5,618   Franklin Resources, Inc.................       219,495
   5,269   Janus Capital Group Inc.................        86,412
   9,501   Mellon Financial Corp...................       263,653
   2,669   Price (T.) Rowe Group, Inc..............       100,755
                                                     ------------
                                                          736,233
                                                     ------------
           LIFE/HEALTH INSURANCE (0.6%)
  11,304   AFLAC, Inc..............................       347,598
   3,132   Jefferson-Pilot Corp....................       129,853
   3,908   Lincoln National Corp...................       139,242
  16,738   MetLife, Inc. (Note 4)..................       474,020
   2,585   Torchmark Corp..........................        96,291
   6,274   UnumProvident Corp......................        84,134
                                                     ------------
                                                        1,271,138
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MAJOR BANKS (4.9%)
  32,985   Bank of America Corp....................  $  2,606,805
  16,978   Bank of New York Co., Inc. (The)........       488,118
  25,154   Bank One Corp...........................       935,226
  10,377   BB&T Corp...............................       355,931
   3,857   Comerica, Inc...........................       179,351
  23,154   FleetBoston Financial Corp..............       687,905
   5,034   Huntington Bancshares, Inc..............        98,264
   9,273   KeyCorp.................................       234,329
  13,469   National City Corp......................       440,571
   6,228   PNC Financial Services Group............       303,989
   7,540   SouthTrust Corp.........................       205,088
   6,163   SunTrust Banks, Inc.....................       365,712
  29,620   Wachovia Corp...........................     1,183,615
  36,884   Wells Fargo & Co........................     1,858,954
                                                     ------------
                                                        9,943,858
                                                     ------------
           MAJOR TELECOMMUNICATIONS (3.1%)
   6,854   ALLTEL Corp.............................       330,500
  17,313   AT&T Corp...............................       333,275
  40,666   BellSouth Corp..........................     1,082,936
  73,156   SBC Communications, Inc.................     1,869,136
  19,797   Sprint Corp. (FON Group)................       285,077
  60,558   Verizon Communications Inc..............     2,389,013
                                                     ------------
                                                        6,289,937
                                                     ------------
           MANAGED HEALTH CARE (0.8%)
   3,344   Aetna Inc...............................       201,309
   3,044   Anthem, Inc.*...........................       234,845
   3,087   CIGNA Corp..............................       144,904
   3,541   Humana, Inc.*...........................        53,469
  13,048   UnitedHealth Group Inc..................       655,662
   3,204   WellPoint Health Networks, Inc.*........       270,097
                                                     ------------
                                                        1,560,286
                                                     ------------
           MEDIA CONGLOMERATES (2.0%)
  99,022   AOL Time Warner Inc.*...................     1,593,264

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  44,990   Disney (Walt) Co. (The).................  $    888,553
  38,664   Viacom, Inc. (Class B) (Non-Voting)*....     1,688,070
                                                     ------------
                                                        4,169,887
                                                     ------------
           MEDICAL DISTRIBUTORS (0.5%)
   2,431   AmerisourceBergen Corp..................       168,590
   9,830   Cardinal Health, Inc....................       632,069
   6,350   McKesson Corp...........................       226,949
                                                     ------------
                                                        1,027,608
                                                     ------------
           MEDICAL SPECIALTIES (1.9%)
   4,571   Applera Corp. - Applied Biosystems
            Group..................................        86,986
   1,146   Bard (C.R.), Inc........................        81,721
   1,164   Bausch & Lomb, Inc......................        43,650
  13,157   Baxter International, Inc...............       342,082
   5,609   Becton, Dickinson & Co..................       217,910
   5,652   Biomet, Inc.............................       161,986
   9,031   Boston Scientific Corp.*................       551,794
   6,811   Guidant Corp............................       302,340
  26,853   Medtronic, Inc..........................     1,288,138
   1,056   Millipore Corp.*........................        46,855
   2,684   Pall Corp...............................        60,390
   3,962   St. Jude Medical, Inc.*.................       227,815
   4,371   Stryker Corp............................       303,216
   4,326   Zimmer Holdings, Inc.*..................       194,886
                                                     ------------
                                                        3,909,769
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.0%)
   3,155   Sabre Holdings Corp.....................        77,771
                                                     ------------
           MISCELLANEOUS MANUFACTURING (0.2%)
   1,305   Crane Co................................        29,532
   3,365   Danaher Corp............................       228,988
   4,459   Dover Corp..............................       133,592
                                                     ------------
                                                          392,112
                                                     ------------
           MOTOR VEHICLES (0.6%)
  40,302   Ford Motor Co...........................       442,919

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  12,345   General Motors Corp.....................  $    444,420
   6,657   Harley-Davidson, Inc....................       265,348
                                                     ------------
                                                        1,152,687
                                                     ------------
           MULTI-LINE INSURANCE (1.8%)
  57,435   American International Group, Inc.......     3,169,263
   6,162   Hartford Financial Services Group, Inc.
            (The)..................................       310,318
   4,083   Loews Corp..............................       193,085
   3,047   Safeco Corp.............................       107,498
                                                     ------------
                                                        3,780,164
                                                     ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.2%)
   2,432   Avery Dennison Corp.....................       122,086
   5,162   Pitney Bowes, Inc.......................       198,272
                                                     ------------
                                                          320,358
                                                     ------------
           OIL & GAS PIPELINES (0.1%)
  13,192   El Paso Corp............................       106,591
  11,400   Williams Companies, Inc. (The)..........        90,060
                                                     ------------
                                                          196,651
                                                     ------------
           OIL & GAS PRODUCTION (0.8%)
   5,493   Anadarko Petroleum Corp.................       244,274
   3,558   Apache Corp.............................       231,483
   4,421   Burlington Resources Inc................       239,043
   5,082   Devon Energy Corp.......................       271,379
   2,522   EOG Resources, Inc......................       105,520
   2,221   Kerr-McGee Corp.........................        99,501
   8,351   Occidental Petroleum Corp...............       280,176
   5,681   Unocal Corp.............................       162,988
                                                     ------------
                                                        1,634,364
                                                     ------------
           OIL REFINING/ MARKETING (0.1%)
   1,490   Ashland, Inc............................        45,713
   6,813   Marathon Oil Corp.......................       179,523
   1,666   Sunoco Inc..............................        62,875
                                                     ------------
                                                          288,111
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OILFIELD SERVICES/ EQUIPMENT (0.6%)
   7,413   Baker Hughes Inc........................  $    248,854
   3,480   BJ Services Co.*........................       130,013
   9,626   Halliburton Co..........................       221,398
   1,349   McDermott International, Inc.*..........         8,539
  12,821   Schlumberger Ltd........................       609,895
                                                     ------------
                                                        1,218,699
                                                     ------------
           OTHER CONSUMER SERVICES (0.7%)
   3,858   Apollo Group, Inc. (Class A)*...........       238,270
   3,944   Block (H.&R.), Inc......................       170,578
  22,482   Cendant Corp.*..........................       411,870
   6,991   eBay Inc.*..............................       728,322
                                                     ------------
                                                        1,549,040
                                                     ------------
           OTHER CONSUMER SPECIALTIES (0.1%)
   3,200   Fortune Brands, Inc.....................       167,040
                                                     ------------
           OTHER METALS/ MINERALS (0.0%)
   1,940   Phelps Dodge Corp.*.....................        74,380
                                                     ------------
           PACKAGED SOFTWARE (4.3%)
   5,105   Adobe Systems Inc.......................       163,717
   2,475   Autodesk, Inc...........................        39,996
   5,092   BMC Software, Inc.*.....................        83,152
  12,729   Computer Associates International,
            Inc....................................       283,602
   8,251   Compuware Corp.*........................        47,608
   4,519   Intuit Inc.*............................       201,231
   1,880   Mercury Interactive Corp.*..............        72,587
 236,403   Microsoft Corp..........................     6,054,281
   8,037   Novell, Inc.*...........................        24,754
 115,446   Oracle Corp.*...........................     1,387,661
   5,731   Parametric Technology Corp.*............        17,480
   3,252   Symantec Corp.*.........................       142,633
   9,133   Veritas Software Corp.*.................       261,843
                                                     ------------
                                                        8,780,545
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PERSONNEL SERVICES (0.1%)
     176   Hudson Highland Group Inc.*.............  $      3,346
   2,426   Monster Worldwide Inc.*.................        47,865
   3,782   Robert Half International, Inc.*........        71,631
                                                     ------------
                                                          122,842
                                                     ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.0%)
   2,334   Watson Pharmaceuticals, Inc.*...........        94,224
                                                     ------------
           PHARMACEUTICALS: MAJOR (9.1%)
  34,371   Abbott Laboratories.....................     1,504,075
  42,680   Bristol-Myers Squibb Co.................     1,158,762
  65,371   Johnson & Johnson.......................     3,379,681
  24,739   Lilly (Eli) & Co........................     1,706,249
  49,374   Merck & Co., Inc........................     2,989,596
 173,840   Pfizer, Inc.............................     5,936,636
  32,344   Schering-Plough Corp....................       601,598
  29,241   Wyeth...................................     1,331,928
                                                     ------------
                                                       18,608,525
                                                     ------------
           PHARMACEUTICALS: OTHER (0.3%)
   2,868   Allergan, Inc...........................       221,123
   7,993   Forest Laboratories, Inc.*..............       437,617
   5,254   King Pharmaceuticals, Inc.*.............        77,549
                                                     ------------
                                                          736,289
                                                     ------------
           PRECIOUS METALS (0.2%)
   3,162   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)..............................        77,469
   8,856   Newmont Mining Corp.....................       287,466
                                                     ------------
                                                          364,935
                                                     ------------
           PROPERTY - CASUALTY INSURERS (1.1%)
   5,828   ACE Ltd. (Bermuda)......................       199,842
  15,500   Allstate Corp. (The) (Note 4)...........       552,575
   3,779   Chubb Corp. (The).......................       226,740
   3,524   Cincinnati Financial Corp...............       130,705

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   4,793   Progressive Corp. (The).................  $    350,368
   5,011   St. Paul Companies, Inc. (The)..........       182,952
  22,161   Travelers Property Casualty Corp.
            (Class B)..............................       349,479
   3,008   XL Capital Ltd. (Class A) (Cayman
            Islands)...............................       249,664
                                                     ------------
                                                        2,242,325
                                                     ------------
           PUBLISHING: BOOKS/ MAGAZINES (0.0%)
   1,086   Meredith Corp...........................        47,784
                                                     ------------
           PUBLISHING: NEWSPAPERS (0.6%)
   1,788   Dow Jones & Co., Inc....................        76,938
   5,914   Gannett Co., Inc........................       454,254
   1,799   Knight-Ridder, Inc......................       124,005
   3,303   New York Times Co. (The) (Class A)......       150,287
   6,804   Tribune Co..............................       328,633
                                                     ------------
                                                        1,134,117
                                                     ------------
           PULP & PAPER (0.3%)
   1,284   Boise Cascade Corp......................        30,688
   5,458   Georgia-Pacific Group...................       103,429
  10,546   International Paper Co..................       376,809
   4,412   MeadWestvaco Corp.......................       108,976
                                                     ------------
                                                          619,902
                                                     ------------
           RAILROADS (0.4%)
   8,182   Burlington Northern Santa Fe Corp.......       232,696
   4,685   CSX Corp................................       140,972
   8,583   Norfolk Southern Corp...................       164,794
   5,594   Union Pacific Corp......................       324,564
                                                     ------------
                                                          863,026
                                                     ------------
           REAL ESTATE INVESTMENT TRUSTS (0.4%)
   2,047   Apartment Investment & Management Co.
            (Class A)..............................        70,826
   8,867   Equity Office Properties Trust..........       239,498
   6,001   Equity Residential......................       155,726

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   4,035   Plum Creek Timber Co., Inc..............  $    104,708
   4,162   Simon Property Group, Inc...............       162,443
                                                     ------------
                                                          733,201
                                                     ------------
           RECREATIONAL PRODUCTS (0.3%)
   1,968   Brunswick Corp..........................        49,239
   3,206   Electronic Arts Inc.*...................       237,212
   3,779   Hasbro, Inc.............................        66,095
   9,682   Mattel, Inc.............................       183,183
                                                     ------------
                                                          535,729
                                                     ------------
           REGIONAL BANKS (1.6%)
   7,757   AmSouth Bancorporation..................       169,413
   4,932   Charter One Financial, Inc..............       153,780
  12,644   Fifth Third Bancorp.....................       725,007
   2,781   First Tennessee National Corp...........       122,114
   4,991   Marshall & Ilsley Corp..................       152,625
   3,449   North Fork Bancorporation, Inc..........       117,473
   4,853   Northern Trust Corp.....................       202,807
   4,891   Regions Financial Corp..................       165,218
   6,648   Synovus Financial Corp..................       142,932
  42,271   U.S. Bancorp............................     1,035,640
   4,371   Union Planters Corp.....................       135,632
   1,984   Zions Bancorporation....................       100,410
                                                     ------------
                                                        3,223,051
                                                     ------------
           RESTAURANTS (0.6%)
   3,731   Darden Restaurants, Inc.................        70,814
  28,015   McDonald's Corp.........................       618,011
   8,599   Starbucks Corp.*........................       210,847
   2,519   Wendy's International, Inc..............        72,975
   6,450   Yum! Brands, Inc.*......................       190,662
                                                     ------------
                                                        1,163,309
                                                     ------------
           SAVINGS BANKS (0.5%)
   3,349   Golden West Financial Corp..............       267,953
  20,488   Washington Mutual, Inc..................       846,154
                                                     ------------
                                                        1,114,107
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SEMICONDUCTORS (2.6%)
   7,496   Advanced Micro Devices, Inc.*...........  $     48,049
   8,431   Altera Corp.*...........................       138,268
   8,044   Analog Devices, Inc.*...................       280,092
   6,627   Applied Micro Circuits Corp.*...........        40,093
   6,167   Broadcom Corp. (Class A)*...............       153,620
 143,873   Intel Corp..............................     2,990,256
   6,892   Linear Technology Corp..................       221,991
   8,262   LSI Logic Corp.*........................        58,495
   7,149   Maxim Integrated Products, Inc..........       244,424
  13,402   Micron Technology, Inc.*................       155,865
   4,018   National Semiconductor Corp.*...........        79,235
   3,503   NVIDIA Corp.*...........................        80,604
   3,654   PMC - Sierra, Inc.*.....................        42,861
  38,077   Texas Instruments Inc...................       670,155
   7,429   Xilinx, Inc.*...........................       188,028
                                                     ------------
                                                        5,392,036
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.1%)
   5,352   IMS Health Inc..........................        96,282
   2,319   Quest Diagnostics Inc.*.................       147,952
   2,575   Quintiles Transnational Corp.*..........        36,539
                                                     ------------
                                                          280,773
                                                     ------------
           SPECIALTY INSURANCE (0.2%)
   2,340   Ambac Financial Group, Inc..............       155,025
   3,167   MBIA Inc................................       154,391
   2,193   MGIC Investment Corp....................       102,282
                                                     ------------
                                                          411,698
                                                     ------------
           SPECIALTY STORES (0.5%)
   6,195   AutoNation, Inc.*.......................        97,385
   1,970   AutoZone, Inc.*.........................       149,661
   6,502   Bed Bath & Beyond Inc.*.................       252,343
   6,734   Office Depot, Inc.*.....................        97,710
  10,722   Staples, Inc.*..........................       196,749

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   3,168   Tiffany & Co............................  $    103,530
   4,637   Toys 'R' Us, Inc.*......................        56,200
                                                     ------------
                                                          953,578
                                                     ------------
           SPECIALTY TELECOMMUNICATIONS (0.2%)
   3,151   CenturyTel, Inc.........................       109,812
   6,241   Citizens Communications Co.*............        80,446
  37,330   Qwest Communications International,
            Inc.*..................................       178,437
                                                     ------------
                                                          368,695
                                                     ------------
           STEEL (0.1%)
   1,706   Allegheny Technologies Inc..............        11,260
   1,706   Nucor Corp..............................        83,338
   2,233   United States Steel Corp................        36,554
   1,875   Worthington Industries, Inc.............        25,125
                                                     ------------
                                                          156,277
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (0.8%)
  17,497   ADC Telecommunications, Inc.*...........        40,733
   2,146   Andrew Corp.*...........................        19,743
  10,373   CIENA Corp.*............................        53,836
   4,097   Comverse Technology, Inc.*..............        61,578
  27,873   Corning Inc.*...........................       205,981
  91,094   Lucent Technologies Inc.*...............       184,921
  50,990   Motorola, Inc...........................       480,836
  17,382   QUALCOMM Inc............................       621,407
   8,992   Tellabs, Inc.*..........................        59,077
                                                     ------------
                                                        1,728,112
                                                     ------------
           TOBACCO (1.1%)
  44,585   Altria Group, Inc.......................     2,025,942
   1,852   R. J. Reynolds Tobacco Holdings, Inc....        68,913
   3,662   UST, Inc................................       128,280
                                                     ------------
                                                        2,223,135
                                                     ------------
           TOOLS/HARDWARE (0.1%)
   1,715   Black & Decker Corp.....................        74,517

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   1,269   Snap-On, Inc............................  $     36,839
   1,926   Stanley Works (The).....................        53,158
                                                     ------------
                                                          164,514
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.4%)
   7,585   Caterpillar, Inc........................       422,181
     914   Cummins Inc.............................        32,803
   5,271   Deere & Co..............................       240,885
   1,489   Navistar International Corp.*...........        48,586
   2,560   PACCAR, Inc.............................       172,954
                                                     ------------
                                                          917,409
                                                     ------------
           WHOLESALE DISTRIBUTORS (0.1%)
   3,812   Genuine Parts Co........................       122,022
   2,018   Grainger (W.W.), Inc....................        94,362
                                                     ------------
                                                          216,384
                                                     ------------
           WIRELESS TELECOMMUNICATIONS (0.5%)
  59,713   AT&T Wireless Services Inc.*............       490,244
  22,637   Nextel Communications, Inc.
            (Class A)*.............................       409,277
  22,535   Sprint Corp. (PCS Group)*...............       129,576
                                                     ------------
                                                        1,029,097
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $238,102,291)....................   197,780,646
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (3.1%)
           U.S. GOVERNMENT AGENCY
 $ 6,400   Federal Home Loan Banks 0.95% due
            07/01/03
            (COST $6,400,000)......................  $  6,400,000
                                                     ------------

  TOTAL INVESTMENTS
   (COST $244,502,291) (b)(c).............    99.8%  204,180,646
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.2       406,312
                                            ------  ------------
  NET ASSETS..............................   100.0% $204,586,958
                                            ======  ============

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 ** A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $4,179,980 IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $15,566,424 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $55,888,069, RESULTING IN NET UNREALIZED DEPRECIATION OF $40,321,645.

FUTURES CONTRACTS OPEN AT JUNE 30, 2003:
NUMBER OF                      DESCRIPTION, DELIVERY         UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT            MONTH, AND YEAR            AMOUNT AT VALUE   DEPRECIATION

---------------------------------------------------------------------------------------------

    60         Long     S&P 500 Index E-Mini September/2003    $2,919,900        $ (67,280)
    15         Long     S&P 500 Index/September 2003            3,649,875          (95,745)
                                                                                 ---------
      Total unrealized depreciation.........................................     $(163,025)
                                                                                 =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (99.2%)
           AUSTRALIA (1.3%)
           AIRLINES
  67,936   Qantas Airways Ltd................................  $   149,596
                                                               -----------
           MAJOR TELECOMMUNICATIONS
  81,400   Telstra Corp., Ltd................................      241,185
                                                               -----------
           TOTAL AUSTRALIA...................................      390,781
                                                               -----------
           BERMUDA (2.2%)
           INDUSTRIAL CONGLOMERATES
   6,411   Ingersoll Rand Co. (Class A)......................      303,369
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES
  17,790   Accenture Ltd. (Class A)*.........................      321,821
                                                               -----------
           TOTAL BERMUDA.....................................      625,190
                                                               -----------
           CANADA (0.5%)
           PULP & PAPER
  20,795   Abitibi-Consolidated Inc..........................      132,678
                                                               -----------
           FINLAND (3.6%)
           PULP & PAPER
  22,291   Stora Enso Oyj (Registered Shares)................      249,469
                                                               -----------
           TELECOMMUNICATION EQUIPMENT
  47,438   Nokia Oyj.........................................      782,436
                                                               -----------
           TOTAL FINLAND.....................................    1,031,905
                                                               -----------
           FRANCE (4.7%)
           ELECTRICAL PRODUCTS
   6,864   Schneider Electric S.A............................      323,220
                                                               -----------
           MAJOR BANKS
  10,900   BNP Paribas S.A...................................      554,770
                                                               -----------
           OIL REFINING/MARKETING
   3,242   Total S.A.........................................      490,730
                                                               -----------
           TOTAL FRANCE......................................    1,368,720
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           GERMANY (5.2%)
           CHEMICALS: MAJOR DIVERSIFIED
   9,174   BASF AG...........................................  $   392,532
                                                               -----------
           CHEMICALS: SPECIALTY
   3,962   Linde AG..........................................      146,921
                                                               -----------
           INDUSTRIAL CONGLOMERATES
   2,981   Siemens AG........................................      146,476
                                                               -----------
           MAJOR TELECOMMUNICATIONS
  24,750   Deutsche Telekom AG (Registered Shares)*..........      378,333
                                                               -----------
           MOTOR VEHICLES
     350   Porsche AG (Pref.)................................      148,548
   6,965   Volkswagen AG.....................................      294,890
                                                               -----------
                                                                   443,438
                                                               -----------
           TOTAL GERMANY.....................................    1,507,700
                                                               -----------
           ITALY (0.8%)
           MAJOR BANKS
  50,403   UniCredito Italiano SpA...........................      240,590
                                                               -----------
           JAPAN (11.7%)
           CHEMICALS: SPECIALTY
   7,000   Shin-Etsu Chemical Co., Ltd.......................      239,586
                                                               -----------
           COMMERCIAL PRINTING/FORMS
  15,000   Dai Nippon Printing Co., Ltd......................      159,028
                                                               -----------
           ELECTRONIC COMPONENTS
   7,000   TDK Corp..........................................      346,523
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
   6,000   Canon, Inc........................................      275,983
  37,000   Matsushita Electric Industrial Co., Ltd...........      367,251
                                                               -----------
                                                                   643,234
                                                               -----------
           ELECTRONICS/APPLIANCES
   2,400   Sony Corp.........................................       67,718
                                                               -----------
           INDUSTRIAL MACHINERY
   6,400   Fanuc Ltd.........................................      317,890
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INVESTMENT BANKS/BROKERS
  57,000   Daiwa Securities Group Inc........................  $   328,325
                                                               -----------
           MAJOR BANKS
  42,000   Sumitomo Trust & Banking Co., Ltd.................      145,505
                                                               -----------
           MOTOR VEHICLES
   5,000   Toyota Motor Corp.................................      129,810
                                                               -----------
           PHARMACEUTICALS: MAJOR
   4,100   Takeda Chemical Industries, Ltd...................      151,624
                                                               -----------
           PROPERTY - CASUALTY INSURERS
      19   Millea Holdings, Inc..............................      145,605
                                                               -----------
           REAL ESTATE DEVELOPMENT
  32,000   Mitsubishi Estate Co., Ltd........................      217,180
                                                               -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY
   1,800   SMC Corporation...................................      151,916
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
     163   NTT DoCoMo, Inc...................................      353,786
                                                               -----------
           TOTAL JAPAN.......................................    3,397,730
                                                               -----------
           NETHERLANDS (2.4%)
           FOOD: MAJOR DIVERSIFIED
   2,400   Unilever NV (Share Certificates)..................      128,970
                                                               -----------
           INTEGRATED OIL
  12,233   Royal Dutch Petroleum Co..........................      568,725
                                                               -----------
           TOTAL NETHERLANDS.................................      697,695
                                                               -----------
           SOUTH KOREA (0.6%)
           SEMICONDUCTORS
   1,211   Samsung Electronics Co., Ltd. (GDR) - 144A+.......      179,228
                                                               -----------
           SWITZERLAND (3.5%)
           CHEMICALS: AGRICULTURAL
   2,810   Syngenta AG.......................................      141,113
                                                               -----------
           FINANCIAL CONGLOMERATES
   3,900   UBS AG (Registered Shares)........................      217,340
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED
   1,927   Nestle S.A. (Registered Shares)...................  $   398,341
                                                               -----------
           PHARMACEUTICALS: MAJOR
   3,408   Roche Holdings AG.................................      267,805
                                                               -----------
           TOTAL SWITZERLAND.................................    1,024,599
                                                               -----------
           UNITED KINGDOM (11.2%)
           AIRLINES
  74,900   British Airways PLC*..............................      187,844
                                                               -----------
           ALUMINUM
  35,495   BHP Billiton PLC..................................      187,439
                                                               -----------
           ELECTRIC UTILITIES
  47,941   National Grid Transco PLC.........................      326,176
                                                               -----------
           FINANCIAL CONGLOMERATES
  19,925   Lloyds TSB Group PLC..............................      141,913
                                                               -----------
           FOOD RETAIL
  42,791   Tesco PLC.........................................      155,308
                                                               -----------
           INVESTMENT MANAGERS
  54,008   Amvescap PLC......................................      373,712
                                                               -----------
           MAJOR BANKS
  43,588   Barclays PLC......................................      324,700
  18,176   HBOS PLC..........................................      236,045
  22,797   HSBC Holdings PLC.................................      270,205
                                                               -----------
                                                                   830,950
                                                               -----------
           PHARMACEUTICALS: MAJOR
  21,678   GlaxoSmithKline PLC...............................      438,883
                                                               -----------
           PUBLISHING: BOOKS/MAGAZINES
  19,401   Pearson PLC.......................................      181,779
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
 215,420   Vodafone Group PLC................................      422,579
                                                               -----------
           TOTAL UNITED KINGDOM..............................    3,246,583
                                                               -----------
           UNITED STATES (51.5%)
           AEROSPACE & DEFENSE
   4,259   Boeing Co.........................................      146,169
   6,300   Lockheed Martin Corp..............................      299,691
                                                               -----------
                                                                   445,860
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           AIR FREIGHT/COURIERS
   5,461   FedEx Corp........................................  $   338,746
                                                               -----------
           ALUMINUM
   8,500   Alcoa, Inc........................................      216,750
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC
   8,746   Coca-Cola Co. (The)...............................      405,902
                                                               -----------
           BIOTECHNOLOGY
   5,079   Amgen Inc.*.......................................      337,449
                                                               -----------
           COMPUTER COMMUNICATIONS
  15,413   Cisco Systems, Inc.*..............................      257,243
                                                               -----------
           DEPARTMENT STORES
   2,677   Kohl's Corp.*.....................................      137,544
                                                               -----------
           DISCOUNT STORES
   6,761   Wal-Mart Stores, Inc..............................      362,863
                                                               -----------
           ELECTRIC UTILITIES
   4,429   Exelon Corp.......................................      264,898
  26,429   Mirant Corp.*.....................................       76,644
                                                               -----------
                                                                   341,542
                                                               -----------
           ELECTRONIC COMPONENTS
  14,400   Flextronics International, Ltd.*..................      149,616
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT
  11,285   Applied Materials, Inc.*..........................      178,980
                                                               -----------
           FINANCE/RENTAL/LEASING
   2,176   Fannie Mae........................................      146,749
                                                               -----------
           FINANCIAL CONGLOMERATES
  24,922   Citigroup Inc.....................................    1,066,662
                                                               -----------
           HOME IMPROVEMENT CHAINS
   8,823   Home Depot, Inc. (The)............................      292,218
                                                               -----------
           HOUSEHOLD/PERSONAL CARE
   6,177   Kimberly-Clark Corp...............................      322,069
   2,611   Procter & Gamble Co. (The)........................      232,849
                                                               -----------
                                                                   554,918
                                                               -----------
           INDUSTRIAL CONGLOMERATES
  21,491   General Electric Co...............................      616,362
                                                               -----------
           INDUSTRIAL MACHINERY
   3,479   Parker-Hannifin Corp..............................      146,083
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INFORMATION TECHNOLOGY SERVICES
   4,742   International Business Machines Corp..............  $   391,215
                                                               -----------
           INSURANCE BROKERS/SERVICES
   4,600   Marsh & McLennan Companies, Inc...................      234,922
                                                               -----------
           INTEGRATED OIL
  16,304   Exxon Mobil Corp..................................      585,477
                                                               -----------
           INVESTMENT BANKS/BROKERS
   6,577   Goldman Sachs Group, Inc. (The)...................      550,824
   5,853   Lehman Brothers Holdings, Inc.....................      389,107
                                                               -----------
                                                                   939,931
                                                               -----------
           MAJOR BANKS
   5,960   Bank of America Corp..............................      471,019
                                                               -----------
           MAJOR TELECOMMUNICATIONS
   9,681   Verizon Communications Inc........................      381,915
                                                               -----------
           MEDIA CONGLOMERATES
  11,338   Disney (Walt) Co. (The)...........................      223,925
   9,282   Viacom, Inc. (Class B) (Non-Voting)*..............      405,252
                                                               -----------
                                                                   629,177
                                                               -----------
           MULTI-LINE INSURANCE
   5,128   American International Group, Inc.................      282,963
                                                               -----------
           OILFIELD SERVICES/EQUIPMENT
   4,168   Schlumberger Ltd..................................      198,272
                                                               -----------
           PACKAGED SOFTWARE
   4,800   Mercury Interactive Corp.*........................      185,328
  36,129   Microsoft Corp....................................      925,264
                                                               -----------
                                                                 1,110,592
                                                               -----------
           PHARMACEUTICALS: MAJOR
   5,346   Bristol-Myers Squibb Co...........................      145,144
   5,192   Lilly (Eli) & Co..................................      358,092
   6,862   Merck & Co., Inc..................................      415,494

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

  28,094   Pfizer Inc........................................  $   959,410
   3,099   Wyeth.............................................      141,159
                                                               -----------
                                                                 2,019,299
                                                               -----------
           PROPERTY - CASUALTY INSURERS
   1,024   Travelers Property Casualty Corp. (Class A).......       16,282
  18,505   Travelers Property Casualty Corp. (Class B).......      291,824
                                                               -----------
                                                                   308,106
                                                               -----------
           PUBLISHING: NEWSPAPERS
   1,843   Gannett Co., Inc..................................      141,561
   4,667   New York Times Co. (The) (Class A)................      212,348
                                                               -----------
                                                                   353,909
                                                               -----------
           SAVINGS BANKS
   5,552   Washington Mutual, Inc............................      229,298
                                                               -----------
           SEMICONDUCTORS
  20,699   Intel Corp........................................      430,208
   4,371   Maxim Integrated Products, Inc....................      149,444
  14,328   Texas Instruments Inc.............................      252,173
                                                               -----------
                                                                   831,825
                                                               -----------
           TOTAL UNITED STATES...............................   14,963,407
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $29,398,819)...............................   28,806,806
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (0.7%)
           REPURCHASE AGREEMENT
$    210   The Bank of New York 1.25% due 07/01/03 (dated
            06/30/03; proceeds $210,493) (a)
            (COST $210,486)..................................  $   210,486
                                                               -----------

  TOTAL INVESTMENTS
   (COST $29,609,305) (b)(c)........................    99.9%  29,017,292
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.1       39,493
                                                      ------  -----------
  NET ASSETS........................................   100.0% $29,056,785
                                                      ======  ===========

---------------------------------------------------

 GDR  GLOBAL DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 +    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (A) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 4.85% DUE 02/01/33 VALUED AT $214,696.
 (B) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $7,084,148 IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS.
 (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,192,842 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,784,855, RESULTING IN NET UNREALIZED DEPRECIATION OF $592,013.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2003:
                                                            UNREALIZED
     CONTRACTS            IN EXCHANGE         DELIVERY     APPRECIATION/
     TO DELIVER               FOR               DATE       DEPRECIATION

-------------------------------------------------------------------------

EUR          366,094  AUD          655,000    07/02/03        $19,927
EUR          610,382  CAD          975,000    07/02/03         21,234
EUR          245,975  CHF          370,000    07/02/03         (9,240)
CHF          390,000  $            289,640    07/02/03          1,185
$            283,699  EUR          240,000    07/02/03         (7,669)
GBP          168,340  $            270,000    07/02/03         (8,627)
JPY       69,422,500  GBP          350,000    07/02/03           (279)
GBP          172,021  SEK        2,240,000    07/02/03         (4,630)
GBP           84,101  HKD        1,055,000    07/02/03         (3,917)
JPY       48,000,000  $            411,982    07/02/03         11,249
AUD          655,000  EUR          381,346    07/02/03         (2,384)
CAD          975,000  EUR          624,920    07/02/03         (4,514)
CHF          370,000  EUR          237,973    07/02/03             37
$            270,000  GBP          163,468    07/02/03            563
EUR          240,000  $            275,328    07/02/03           (702)
GBP          350,000  JPY       69,310,500    07/02/03           (656)
$            400,100  JPY       48,000,000    07/02/03            632
$            288,291  CHF          390,000    07/02/03            163
SEK        2,240,000  GBP          169,848    07/02/03          1,034
HKD        1,055,000  GBP           81,968    07/02/03           (379)
EUR          255,573  AUD          440,000    08/05/03          1,308
EUR          505,827  CAD          790,000    08/05/03          3,094
JPY       17,500,000  $            146,045    08/05/03           (236)
JPY        8,750,000  SEK          583,722    08/05/03           (292)
JPY        4,375,000  HKD          284,786    08/05/03            (53)
                                                              -------
      Net unrealized appreciation.......................      $16,848
                                                              =======

 CURRENCY ABBREVIATIONS:
 AUD  Australian Dollar.
 GBP  British Pound.
 CAD  Canadian Dollar.
 EUR  Euro.
 HKD  Hong Kong Dollar.
 JPY  Japanese Yen.
 SEK  Swedish Krona.
 CHF  Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
SUMMARY OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Aerospace & Defense...............................  $   445,860       1.5%
Air Freight/Couriers..............................      338,746       1.2
Airlines..........................................      337,440       1.2
Aluminum..........................................      404,189       1.4
Beverages: Non-Alcoholic..........................      405,902       1.4
Biotechnology.....................................      337,449       1.2
Chemicals: Agricultural...........................      141,113       0.5
Chemicals: Major Diversified......................      392,532       1.4
Chemicals: Specialty..............................      386,507       1.3
Commercial Printing/Forms.........................      159,028       0.5
Computer Communications...........................      257,243       0.9
Department Stores.................................      137,544       0.5
Discount Stores...................................      362,863       1.2
Electric Utilities................................      667,719       2.3
Electrical Products...............................      323,220       1.1
Electronic Components.............................      496,139       1.7
Electronic Equipment/ Instruments.................      643,234       2.2
Electronic Production Equipment...................      178,980       0.6
Electronics/Appliances............................       67,719       0.2
Finance/Rental/Leasing............................      146,749       0.5
Financial Conglomerates...........................    1,425,914       4.9
Food Retail.......................................      155,308       0.5
Food: Major Diversified...........................      527,310       1.8
Home Improvement Chains...........................      292,218       1.0
Household/Personal Care...........................      554,918       1.9
Industrial Conglomerates..........................    1,066,206       3.7
Industrial Machinery..............................      463,973       1.6
Information Technology Services...................      713,036       2.5
Insurance Brokers/Services........................      234,922       0.8
Integrated Oil....................................    1,154,202       4.0

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Investment Banks/Brokers..........................  $ 1,268,256       4.4%
Investment Managers...............................      373,712       1.3
Major Banks.......................................    2,242,834       7.7
Major Telecommunications..........................    1,001,433       3.4
Media Conglomerates...............................      629,178       2.2
Motor Vehicles....................................      573,249       2.0
Multi-Line Insurance..............................      282,963       1.0
Oil Refining/Marketing............................      490,730       1.7
Oilfield Services/Equipment.......................      198,272       0.7
Packaged Software.................................    1,110,592       3.8
Pharmaceuticals: Major............................    2,877,612       9.9
Property - Casualty Insurers......................      453,710       1.6
Publishing: Books/Magazines.......................      181,779       0.6
Publishing: Newspapers............................      353,909       1.2
Pulp & Paper......................................      382,147       1.3
Real Estate Development...........................      217,180       0.7
Savings Banks.....................................      229,298       0.8
Semiconductors....................................    1,011,053       3.5
Telecommunication Equipment.......................      782,436       2.7
Trucks/Construction/Farm Machinery................      151,916       0.5
Wireless Telecommunications.......................      776,364       2.7
Repurchase Agreement..............................      210,486       0.7
                                                    -----------   -------
                                                    $29,017,292      99.9%
                                                    ===========   =======

TYPE OF INVESTMENT

---------------------------------------------------------------------------

Common Stocks.....................................  $28,806,806      99.2%
Short-Term Investment.............................      210,486       0.7
                                                    -----------   -------
                                                    $29,017,292      99.9%
                                                    ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (97.4%)
           ADVERTISING/MARKETING SERVICES (0.2%)
   3,000   Getty Images, Inc.*...............................  $   123,900
                                                               -----------
           AIR FREIGHT/COURIERS (1.2%)
   6,000   Expeditors International of Washington, Inc.......      207,840
   8,200   FedEx Corp........................................      508,646
                                                               -----------
                                                                   716,486
                                                               -----------
           AIRLINES (0.2%)
   3,700   JetBlue Airways Corp.*............................      156,473
                                                               -----------
           APPAREL/FOOTWEAR (0.8%)
   9,300   Coach, Inc.*......................................      462,582
                                                               -----------
           APPAREL/FOOTWEAR RETAIL (1.0%)
  10,800   Chico's FAS, Inc.*................................      227,340
  13,200   Hot Topic, Inc.*..................................      355,212
                                                               -----------
                                                                   582,552
                                                               -----------
           AUTO PARTS: O.E.M. (0.5%)
   4,000   Eaton Corp........................................      314,440
                                                               -----------
           BEVERAGES: ALCOHOLIC (0.6%)
   6,810   Anheuser-Busch Companies, Inc.....................      347,650
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC (1.0%)
  13,300   Coca-Cola Co. (The)...............................      617,253
                                                               -----------
           BIOTECHNOLOGY (3.9%)
  17,100   Amgen Inc.*.......................................    1,136,124
   9,200   CV Therapeutics, Inc.*............................      272,872
   3,500   Gilead Sciences, Inc.*............................      194,530
   7,470   MedImmune, Inc.*..................................      271,684
   5,500   Neurocrine Biosciences, Inc.*.....................      274,670
  10,400   NPS Pharmaceuticals, Inc.*........................      253,136
                                                               -----------
                                                                 2,403,016
                                                               -----------
           BROADCASTING (0.5%)
  10,100   Univision Communications, Inc. (Class A)*.........      307,040
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           CABLE/SATELLITE TV (0.8%)
  16,700   Comcast Corp. (Class A)*..........................  $   504,006
                                                               -----------
           CASINO/GAMING (1.4%)
   6,900   GTECH Holdings Corp...............................      259,785
   3,400   International Game Technology.....................      347,922
   7,200   MGM Mirage*.......................................      246,096
                                                               -----------
                                                                   853,803
                                                               -----------
           CHEMICALS: SPECIALTY (0.3%)
   3,400   Praxair, Inc......................................      204,340
                                                               -----------
           COMPUTER COMMUNICATIONS (2.6%)
  82,500   Cisco Systems, Inc.*..............................    1,376,925
   5,200   Emulex Corp.*.....................................      118,404
   2,800   NetScreen Technologies, Inc.*.....................       63,140
                                                               -----------
                                                                 1,558,469
                                                               -----------
           COMPUTER PERIPHERALS (1.4%)
  21,600   EMC Corp.*........................................      226,152
   2,100   Lexmark International, Inc.*......................      148,617
  12,700   Maxtor Corp.*.....................................       95,377
   6,300   Network Appliance, Inc.*..........................      102,123
  17,400   Seagate Technology (Cayman Islands)*..............      307,110
                                                               -----------
                                                                   879,379
                                                               -----------
           COMPUTER PROCESSING HARDWARE (1.7%)
  19,300   Dell Computer Corp.*..............................      616,828
  20,600   Hewlett-Packard Co................................      438,780
                                                               -----------
                                                                 1,055,608
                                                               -----------
           CONTRACT DRILLING (1.4%)
   8,000   ENSCO International Inc...........................      215,200
   3,100   Nabors Industries, Ltd. (Bermuda)*................      122,605
  18,100   Pride International, Inc.*........................      340,642
   7,000   Rowan Companies, Inc.*............................      156,800
                                                               -----------
                                                                   835,247
                                                               -----------
           DEPARTMENT STORES (0.2%)
   2,450   Kohl's Corp.*.....................................      125,881
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           DISCOUNT STORES (2.8%)
   3,400   Costco Wholesale Corp.*...........................  $   124,440
  30,000   Wal-Mart Stores, Inc.**...........................    1,610,100
                                                               -----------
                                                                 1,734,540
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.6%)
  14,200   Rockwell Automation, Inc..........................      338,528
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
  15,100   Applied Materials, Inc.*..........................      239,486
                                                               -----------
           ELECTRONICS/APPLIANCE STORES (0.5%)
   8,200   Best Buy Co., Inc.*...............................      360,144
                                                               -----------
           FINANCE/RENTAL/ LEASING (1.8%)
   8,400   Countrywide Financial Corp........................      584,388
  12,900   SLM Corp..........................................      505,293
                                                               -----------
                                                                 1,089,681
                                                               -----------
           FINANCIAL CONGLOMERATES (4.6%)
   2,900   American Express Co...............................      121,249
  42,700   Citigroup, Inc.**.................................    1,827,560
  21,000   J.P. Morgan Chase & Co............................      717,780
   2,900   UBS AG (Switzerland)..............................      160,660
                                                               -----------
                                                                 2,827,249
                                                               -----------
           FOOD: MEAT/FISH/DAIRY (0.7%)
  13,050   Dean Foods Co.*...................................      411,075
                                                               -----------
           HOME IMPROVEMENT CHAINS (1.1%)
  13,200   Home Depot, Inc. (The)............................      437,184
   5,600   Lowe's Companies, Inc.............................      240,520
                                                               -----------
                                                                   677,704
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (0.4%)
   9,200   Hilton Hotels Corp................................      117,668
   4,300   Starwood Hotels & Resorts Worldwide, Inc..........      122,937
                                                               -----------
                                                                   240,605
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           HOUSEHOLD/PERSONAL CARE (2.8%)
  11,200   Avon Products, Inc................................  $   696,640
  11,000   Procter & Gamble Co. (The)........................      980,980
                                                               -----------
                                                                 1,677,620
                                                               -----------
           INDUSTRIAL CONGLOMERATES (0.4%)
   3,500   United Technologies Corp..........................      247,905
                                                               -----------
           INDUSTRIAL SPECIALTIES (0.7%)
  15,500   Ecolab Inc........................................      396,800
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES (1.7%)
  14,700   Citrix Systems, Inc.*.............................      299,292
   7,600   International Business Machines Corp..............      627,000
  10,400   RSA Security, Inc.*...............................      111,800
                                                               -----------
                                                                 1,038,092
                                                               -----------
           INTEGRATED OIL (0.3%)
   3,800   Murphy Oil Corp...................................      199,880
                                                               -----------
           INTERNET RETAIL (1.6%)
  24,800   InterActiveCorp.*.................................      981,336
                                                               -----------
           INTERNET SOFTWARE/ SERVICES (1.9%)
   7,600   Business Objects S.A. (ADR) (France)*.............      166,820
   7,800   Check Point Software Technologies Ltd.
            (Israel)*........................................      152,490
  25,900   Yahoo! Inc.*......................................      848,484
                                                               -----------
                                                                 1,167,794
                                                               -----------
           INVESTMENT BANKS/ BROKERS (2.4%)
   3,200   Bear Stearns Companies, Inc. (The)................      231,744
   2,750   Goldman Sachs Group, Inc. (The)...................      230,312
   1,700   Legg Mason, Inc...................................      110,415

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   8,400   Lehman Brothers Holdings, Inc.....................  $   558,432
   6,700   Merrill Lynch & Co., Inc..........................      312,756
                                                               -----------
                                                                 1,443,659
                                                               -----------
           MAJOR BANKS (3.9%)
  17,100   Bank of America Corp..............................    1,351,413
   5,500   FleetBoston Financial Corp........................      163,405
   4,100   National City Corp................................      134,111
  14,300   Wells Fargo & Co..................................      720,720
                                                               -----------
                                                                 2,369,649
                                                               -----------
           MAJOR TELECOMMUNICATIONS (2.2%)
  11,300   BellSouth Corp....................................      300,919
  11,700   France Telecom S.A. (ADR) (France)................      288,405
   8,600   SBC Communications, Inc...........................      219,730
   3,800   Telefonica S.A. (ADR) (Spain).....................      131,366
   9,200   Verizon Communications Inc........................      362,940
                                                               -----------
                                                                 1,303,360
                                                               -----------
           MANAGED HEALTH CARE (5.5%)
  15,900   Aetna Inc.........................................      957,180
   7,200   Anthem, Inc.*.....................................      555,480
   6,100   Mid Atlantic Medical Services, Inc.*..............      319,030
  23,400   UnitedHealth Group Inc............................    1,175,850
   3,800   WellPoint Health Networks, Inc.*..................      320,340
                                                               -----------
                                                                 3,327,880
                                                               -----------
           MEDIA CONGLOMERATES (1.4%)
  18,700   News Corporation Ltd. (The) (ADR) (Australia).....      566,049
   6,800   Viacom, Inc. (Class B) (Non-Voting)*..............      296,888
                                                               -----------
                                                                   862,937
                                                               -----------
           MEDICAL SPECIALTIES (5.2%)
   5,000   Boston Scientific Corp.*..........................      305,500
  13,100   Guidant Corp......................................      581,509
  18,600   Medtronic, Inc....................................      892,242

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   7,000   St. Jude Medical, Inc.*...........................  $   402,500
  16,700   Varian Medical Systems, Inc.*.....................      961,419
                                                               -----------
                                                                 3,143,170
                                                               -----------
           METAL FABRICATIONS (0.5%)
  12,800   Chicago Bridge & Iron Company N.V. (Netherlands)..      290,304
                                                               -----------
           MOVIES/ENTERTAINMENT (0.6%)
  11,700   Fox Entertainment Group, Inc. (Class A)*..........      336,726
                                                               -----------
           OIL & GAS PRODUCTION (2.0%)
   4,945   Apache Corp.......................................      321,722
   4,800   Burlington Resources Inc..........................      259,536
   6,100   Devon Energy Corp.................................      325,740
   6,900   Pogo Producing Co.................................      294,975
                                                               -----------
                                                                 1,201,973
                                                               -----------
           OILFIELD SERVICES/ EQUIPMENT (1.3%)
   3,700   BJ Services Co.*..................................      138,232
   2,400   Cooper Cameron Corp.*.............................      120,912
   7,700   Halliburton Co....................................      177,100
   2,700   Schlumberger Ltd..................................      128,439
   5,900   Smith International, Inc.*........................      216,766
                                                               -----------
                                                                   781,449
                                                               -----------
           OTHER CONSUMER SERVICES (2.2%)
   5,000   Apollo Group, Inc. (Class A)*.....................      308,800
   4,800   Corinthian Colleges, Inc.*........................      233,136
   7,400   eBay Inc.*........................................      770,932
                                                               -----------
                                                                 1,312,868
                                                               -----------
           OTHER METALS/MINERALS (0.5%)
   6,600   Inco Ltd. (Canada)*...............................      139,524
   1,800   Rio Tinto PLC (ADR) (United Kingdom)..............      137,790
                                                               -----------
                                                                   277,314
                                                               -----------
           PACKAGED SOFTWARE (6.7%)
   5,800   Cognos, Inc. (Canada)*............................      156,600
   7,400   Computer Associates International, Inc............      164,872

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   3,400   Hyperion Solutions Corp.*.........................  $   114,784
   7,800   Mercury Interactive Corp.*........................      301,158
  63,200   Microsoft Corp....................................    1,618,552
  31,900   NetIQ Corp.*......................................      493,174
  29,600   Oracle Corp.*.....................................      355,792
   3,300   Quest Software, Inc.*.............................       39,270
  16,300   Red Hat, Inc.*....................................      123,391
   2,900   SAP AG (ADR) (Germany)............................       84,738
   4,300   Sybase, Inc.*.....................................       59,813
   7,300   Symantec Corp.*...................................      320,178
   8,200   Veritas Software Corp.*...........................      235,094
                                                               -----------
                                                                 4,067,416
                                                               -----------
           PHARMACEUTICALS: MAJOR (2.4%)
  33,400   Pfizer Inc........................................    1,140,610
   6,300   Wyeth.............................................      286,965
                                                               -----------
                                                                 1,427,575
                                                               -----------
           PHARMACEUTICALS: OTHER (1.2%)
   4,700   Biovail Corp. (Canada)*...........................      221,182
   4,500   Forest Laboratories, Inc.*........................      246,375
   4,200   Teva Pharmaceutical Industries Ltd. (ADR)
            (Israel).........................................      239,106
                                                               -----------
                                                                   706,663
                                                               -----------
           PRECIOUS METALS (3.2%)
  12,300   Freeport-McMoRan Copper & Gold, Inc. (Class B)....      301,350
  18,500   Glamis Gold Ltd. (Canada)*........................      212,195
  11,300   Goldcorp Inc. (Canada)............................      135,600
  39,100   Newmont Mining Corp...............................    1,269,186
                                                               -----------
                                                                 1,918,331
                                                               -----------
           PROPERTY - CASUALTY INSURERS (1.2%)
     100   Berkshire Hathaway, Inc. (Class B)*...............      243,000
   2,400   Everest Re Group, Ltd. (Bermuda)..................      183,600
   3,400   RenaissanceRe Holdings Ltd. (Bermuda).............      154,768

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   1,700   XL Capital Ltd. (Class A) (Cayman Islands)........  $   141,100
                                                               -----------
                                                                   722,468
                                                               -----------
           RECREATIONAL PRODUCTS (0.2%)
   2,000   Electronic Arts Inc.*.............................      147,980
                                                               -----------
           RESTAURANTS (1.3%)
   7,800   Applebee's International, Inc.....................      245,154
   9,300   Brinker International, Inc.*......................      334,986
   4,800   Outback Steakhouse, Inc...........................      187,200
                                                               -----------
                                                                   767,340
                                                               -----------
           SEMICONDUCTORS (5.2%)
   4,900   Broadcom Corp. (Class A)*.........................      122,059
   8,600   Fairchild Semiconductor Corp. (Class A)*..........      109,994
  25,500   GlobespanVirata, Inc.*............................      210,375
   9,900   Integrated Circuit Systems, Inc.*.................      311,157
  44,700   Intel Corp........................................      929,045
   5,800   Intersil Corp. (Class A)*.........................      154,338
   8,500   Linear Technology Corp............................      273,785
   9,200   Marvell Technology Group Ltd. (Bermuda)*..........      316,204
   5,500   Maxim Integrated Products, Inc....................      188,045
   8,350   Microchip Technology Inc..........................      205,661
   5,000   Micron Technology, Inc.*..........................       58,150
   5,000   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)
            (Taiwan)*........................................       50,400
   6,800   Texas Instruments, Inc............................      119,680
   4,700   Xilinx, Inc.*.....................................      118,957
                                                               -----------
                                                                 3,167,850
                                                               -----------
           SPECIALTY STORES (0.5%)
   9,200   Staples, Inc.*....................................      168,820
   3,400   Tiffany & Co......................................      111,112
                                                               -----------
                                                                   279,932
                                                               -----------
           TELECOMMUNICATION EQUIPMENT (0.9%)
   2,900   ADTRAN, Inc.*.....................................      148,741

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

  19,100   Alcatel SA (ADR) (France)*........................  $   170,945
   5,600   UTStarcom, Inc.*..................................      199,192
                                                               -----------
                                                                   518,878
                                                               -----------
           TOBACCO (1.7%)
  18,900   Altria Group, Inc.................................      858,816
   6,000   Loews Corp.- Carolina Group.......................      162,000
                                                               -----------
                                                                 1,020,816
                                                               -----------
           TRUCKING (0.2%)
   2,100   Landstar System, Inc.*............................      131,985
                                                               -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.7%)
   6,200   PACCAR, Inc.......................................      418,872
                                                               -----------
           WHOLESALE DISTRIBUTORS (0.2%)
   3,700   United Stationers, Inc.*..........................      133,829
                                                               -----------
           WIRELESS TELECOMMUNICATIONS (2.1%)
  38,800   AT&T Wireless Services Inc.*......................      318,548
  13,500   Nextel Communications, Inc. (Class A)*............      244,080
  35,000   Vodafone Group PLC (ADR) (United Kingdom).........      687,750
                                                               -----------
                                                                 1,250,378
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $54,191,897)...............................   59,008,166
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (4.0%)
           REPURCHASE AGREEMENT
 $ 2,410   The Bank of New York 1.25% due 07/01/03
            (dated 06/30/03; proceeds $2,410,840) (a)
            (COST $2,410,756)................................  $ 2,410,756
                                                               -----------

  TOTAL INVESTMENTS
   (COST $56,602,653) (B)(C)........................   101.4%  61,418,922
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (1.4)    (831,393)
                                                      ------  -----------
  NET ASSETS........................................   100.0% $60,587,529
                                                      ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 ** A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.226% DUE 02/01/33 VALUED AT $2,458,974.
 (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $2,642,955 IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,660,337 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $844,068, RESULTING IN NET UNREALIZED APPRECIATION OF $4,816,269.

FUTURES CONTRACTS OPEN AT JUNE 30, 2003:
NUMBER OF                      DESCRIPTION, DELIVERY          UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT            MONTH, AND YEAR             AMOUNT AT VALUE   APPRECIATION

----------------------------------------------------------------------------------------------

    60        Short     S&P 500 Index E-MINI September /2003    $2,919,900         $55,268
     6        Short     S&P 500 Index September /2003            1,459,950          29,128
                                                                                   -------
      Total unrealized appreciation..........................................      $84,396
                                                                                   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (98.2%)
           ADVERTISING/MARKETING SERVICES (0.8%)
   2,000   Getty Images, Inc.................................  $    82,600
                                                               -----------
           BIOTECHNOLOGY (4.5%)
   3,000   Amgen Inc.*.......................................      199,320
   1,000   Chiron Corp.*.....................................       43,720
   3,000   Genzyme Corp. (General Division)*.................      125,400
   2,000   Gilead Sciences, Inc.*............................      111,160
                                                               -----------
                                                                   479,600
                                                               -----------
           BROADCASTING (0.7%)
   2,000   Cumulus Media, Inc. (Class A)*....................       37,860
   1,700   Emmis Communications Corp. (Class A)*.............       39,015
                                                               -----------
                                                                    76,875
                                                               -----------
           CABLE/SATELLITE TV (0.8%)
   2,700   Cox Communications, Inc. (Class A)*...............       86,130
                                                               -----------
           COMPUTER COMMUNICATIONS (4.8%)
  15,000   3Com Corp.*.......................................       70,200
   2,000   Avocent Corp.*....................................       59,860
  12,000   Cisco Systems, Inc.*..............................      200,280
   4,000   Emulex Corp.*.....................................       91,080
   1,000   Juniper Networks, Inc.*...........................       12,370
   5,000   McDATA Corp. (Class A)*...........................       73,350
                                                               -----------
                                                                   507,140
                                                               -----------
           COMPUTER PERIPHERALS (2.6%)
   5,000   EMC Corp.*........................................       52,350
   6,500   Network Appliance, Inc.*..........................      105,365
   6,500   Seagate Technology (ADR) (Cayman Islands).........      114,725
                                                               -----------
                                                                   272,440
                                                               -----------
           COMPUTER PROCESSING HARDWARE (2.8%)
   5,200   Dell Computer Corp.*..............................      166,192

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   5,000   Hewlett-Packard Co................................  $   106,500
   5,000   Sun Microsystems, Inc.*...........................       23,000
                                                               -----------
                                                                   295,692
                                                               -----------
           DATA PROCESSING SERVICES (3.4%)
   5,000   Affiliated Computer Services, Inc. (Class A)*.....      228,650
   5,000   SunGard Data Systems Inc.*........................      129,550
                                                               -----------
                                                                   358,200
                                                               -----------
           ELECTRONIC COMPONENTS (4.7%)
  10,000   Celestica, Inc.*..................................      157,600
   7,000   Cree, Inc.*.......................................      113,960
   4,000   Hutchinson Technology Inc.*.......................      131,560
     800   QLogic Corp.*.....................................       38,664
  15,000   Solectron Corp.*..................................       56,100
                                                               -----------
                                                                   497,884
                                                               -----------
           ELECTRONIC DISTRIBUTORS (1.1%)
   2,500   CDW Corp.*........................................      114,500
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (3.5%)
   4,000   Agilent Technologies, Inc.*.......................       78,200
   4,000   Coherent, Inc.*...................................       95,720
  15,000   Symbol Technologies, Inc..........................      195,150
                                                               -----------
                                                                   369,070
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT (6.9%)
   6,600   Applied Materials, Inc.*..........................      104,676
  10,000   Brooks Automation Inc.*...........................      113,400
  20,000   Chippac Inc.*.....................................      153,400
   4,000   KLA-Tencor Corp.*.................................      185,960
   2,600   Lam Research Corp.*...............................       47,346
   3,500   Novellus Systems, Inc.*...........................      128,174
                                                               -----------
                                                                   732,956
                                                               -----------
           ELECTRONICS/ APPLIANCES (0.5%)
   1,700   Sony Corp. (ADR) (Japan)..........................       47,600
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INFORMATION TECHNOLOGY SERVICES (7.2%)
   1,300   Accenture Ltd. (Class A) (Bermuda)*...............  $    23,517
   9,000   Anteon International Corp.*.......................      251,190
   3,700   BearingPoint, Inc.*...............................       35,705
   3,500   Documentum, Inc.*.................................       68,845
   1,000   International Business Machines Corp..............       82,500
   3,400   PeopleSoft, Inc.*.................................       59,806
   2,500   SRA International, Inc. (Class A)*................       80,000
   4,000   Unisys Corp.*.....................................       49,120
   3,000   Veridian Corp.*...................................      104,670
                                                               -----------
                                                                   755,353
                                                               -----------
           INTERNET SOFTWARE/ SERVICES (12.3%)
  12,000   BEA Systems, Inc.*................................      130,320
   3,000   Embarcadero Technologies, Inc.*...................       21,000
  10,000   Netease.com Inc. (ADR) (China)*...................      364,600
  15,000   SINA Corp. (Hong Kong)*...........................      304,950
  12,000   Sohu.com Inc.*....................................      409,920
   5,000   VeriSign, Inc.*...................................       69,150
                                                               -----------
                                                                 1,299,940
                                                               -----------
           MAJOR TELECOMMUNICATIONS (1.5%)
   7,000   China Telecom Corp., Ltd. (ADR) (China)...........      159,180
                                                               -----------
           MEDICAL SPECIALTIES (2.7%)
   2,200   Medtronic, Inc....................................      105,534
   2,000   Millipore Corp.*..................................       88,740
   1,600   St. Jude Medical, Inc.*...........................       92,000
                                                               -----------
                                                                   286,274
                                                               -----------
           PACKAGED SOFTWARE (11.4%)
   4,000   Autodesk, Inc.....................................       64,640
   5,000   Cognos, Inc. (ADR) (Canada)*......................      135,000
   3,700   Mercury Interactive Corp.*........................      142,857

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   8,000   Micromuse Inc.*...................................  $    63,920
  10,000   Microsoft Corp....................................      256,100
   5,000   Network Associates, Inc.*.........................       63,400
   9,300   Oracle Corp.*.....................................      111,786
   6,200   Red Hat, Inc.*....................................       46,934
   3,500   SAP AG (ADR) (Germany)............................      102,270
   3,000   Symantec Corp.*...................................      131,580
   3,000   Veritas Software Corp.*...........................       86,010
                                                               -----------
                                                                 1,204,497
                                                               -----------
           PHARMACEUTICALS: GENERIC DRUGS (0.5%)
   1,000   Taro Pharmaceuticals Industries Ltd. (Israel)*....       54,880
                                                               -----------
           RECREATIONAL PRODUCTS (4.6%)
   1,000   Electronic Arts Inc.*.............................       73,990
   4,000   Leapfrog Enterprises, Inc. (Class A)*.............      127,240
   5,000   Take-Two Interactive Software, Inc.*..............      141,700
   8,000   THQ, Inc.*........................................      144,000
                                                               -----------
                                                                   486,930
                                                               -----------
           SEMICONDUCTORS (15.9%)
   6,500   02Micro International Ltd. (Cayman Islands)*......      104,715
  60,000   Agere Systems Inc. (Class A)*.....................      139,800
   2,500   Altera Corp.*.....................................       41,000
  20,000   Applied Micro Circuits Corp.*.....................      121,000
   6,000   Integrated Device Technology, Inc.*...............       66,300
   8,000   Intel Corp........................................      166,272
   4,000   Linear Technology Corp............................      128,840
   5,000   Marvell Technology Group Ltd. (Bermuda)*..........      171,850
   5,000   Maxim Integrated Products, Inc....................      170,950
   1,500   Micrel, Inc.*.....................................       15,585
  10,000   Micron Technology, Inc.*..........................      116,300
  10,000   PMC - Sierra, Inc.*...............................      117,300
  10,000   RF Micro Devices, Inc.*...........................       60,200

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

  20,000   Siliconware Precision Industries Co. (ADR)
            (Taiwan)*........................................  $    64,000
  25,000   Vitesse Semiconductor Corp.*......................      123,000
   2,800   Xilinx, Inc.*.....................................       70,868
                                                               -----------
                                                                 1,677,980
                                                               -----------
           TELECOMMUNICATION EQUIPMENT (3.8%)
   2,000   Advanced Fibre Communications, Inc.*..............       32,540
   2,000   Nokia Corp. (ADR) (Finland).......................       32,860
  30,000   Nortel Networks Corp. (Canada)*...................       81,000
   3,000   QUALCOMM Inc......................................      107,250
   4,000   UTStarcom, Inc.*..................................      142,280
                                                               -----------
                                                                   395,930
                                                               -----------
           WIRELESS TELECOMMUNICATIONS (1.2%)
  16,000   AT&T Wireless Services Inc.*......................      131,359
                                                               -----------

  TOTAL INVESTMENTS
   (COST $9,063,772) (a)............................    98.2%  10,373,010
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     1.8      186,196
                                                      ------  -----------
  NET ASSETS........................................   100.0% $10,559,206
                                                      ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,633,986 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $324,748, RESULTING IN NET UNREALIZED APPRECIATION OF $1,309,238.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (69.1%)
           AEROSPACE & DEFENSE (1.4%)
  70,000   Northrop Grumman Corp.............................  $  6,040,300
                                                               ------------
           AGRICULTURAL COMMODITIES/MILLING (0.7%)
 250,000   Archer-Daniels-Midland Co.........................     3,217,500
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (2.2%)
 350,000   Gap, Inc. (The)...................................     6,566,000
  70,000   Ross Stores, Inc..................................     2,991,800
                                                               ------------
                                                                  9,557,800
                                                               ------------
           BIOTECHNOLOGY (4.6%)
 120,000   Applera Corp. - Celera Genomics Group*............     1,238,400
 230,000   Celgene Corp.*....................................     6,992,000
  61,000   Cephalon, Inc.*...................................     2,510,760
 123,000   Gilead Sciences, Inc.*............................     6,836,340
  81,000   IDEC Pharmaceuticals Corp.*.......................     2,754,000
                                                               ------------
                                                                 20,331,500
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.1%)
 152,000   Dow Chemical Co. (The)............................     4,705,920
                                                               ------------
           COMPUTER COMMUNICATIONS (1.4%)
 380,000   Cisco Systems, Inc.*..............................     6,342,200
                                                               ------------
           COMPUTER PROCESSING HARDWARE (2.8%)
 300,400   Apple Computer, Inc.*.............................     5,743,648
 204,000   Dell Computer Corp.*..............................     6,519,840
                                                               ------------
                                                                 12,263,488
                                                               ------------
           CONTRACT DRILLING (0.5%)
 102,000   Diamond Offshore Drilling, Inc....................     2,140,980
                                                               ------------
           DISCOUNT STORES (1.4%)
 169,000   Costco Wholesale Corp.*...........................     6,185,400
                                                               ------------
           ELECTRONIC COMPONENTS (0.6%)
 250,000   Flextronics International, Ltd.*..................     2,597,500
                                                               ------------
           ELECTRONIC PRODUCTION EQUIPMENT (1.0%)
 287,000   Applied Materials, Inc.*..........................     4,551,820
                                                               ------------
           ELECTRONICS/APPLIANCES (0.5%)
  77,000   Sony Corp. (ADR) (Japan)..........................     2,156,000
                                                               ------------
           ENVIRONMENTAL SERVICES (2.8%)
 150,000   Waste Connections, Inc.*..........................     5,257,500
 300,000   Waste Management, Inc.............................     7,227,000
                                                               ------------
                                                                 12,484,500
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           FINANCIAL CONGLOMERATES (4.8%)
 175,000   American Express Co...............................  $  7,316,750
 175,000   Citigroup Inc.....................................     7,490,000
 191,000   J.P. Morgan Chase & Co............................     6,528,380
                                                               ------------
                                                                 21,335,130
                                                               ------------
           FINANCIAL PUBLISHING/SERVICES (0.8%)
 190,000   eSPEED, Inc (Class A)*............................     3,754,400
                                                               ------------
           FOOD RETAIL (1.1%)
 105,000   Whole Foods Market, Inc.*.........................     4,990,650
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (0.8%)
 100,000   Kellogg Co........................................     3,437,000
                                                               ------------
           FOOD: MEAT/FISH/DAIRY (1.4%)
 203,175   Dean Foods Co.*...................................     6,400,013
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (2.3%)
 290,000   Accenture Ltd. (Class A) (Bermuda)*...............     5,246,100
  57,500   International Business Machines Corp..............     4,743,750
                                                               ------------
                                                                  9,989,850
                                                               ------------
           INTERNET RETAIL (1.2%)
 150,000   Amazon.com, Inc.*.................................     5,473,500
                                                               ------------
           MAJOR BANKS (2.1%)
  61,000   Bank of America Corp..............................     4,820,830
  84,000   Wells Fargo & Co..................................     4,233,600
                                                               ------------
                                                                  9,054,430
                                                               ------------
           MANAGED HEALTH CARE (1.0%)
 100,000   Oxford Health Plans, Inc.*........................     4,203,000
                                                               ------------
           MEDIA CONGLOMERATES (1.7%)
 195,800   AOL Time Warner Inc.*.............................     3,150,422
 217,000   Disney (Walt) Co. (The)...........................     4,285,750
                                                               ------------
                                                                  7,436,172
                                                               ------------
           MEDICAL SPECIALTIES (1.6%)
 100,000   Bard (C.R.), Inc..................................     7,131,000
                                                               ------------
           MOTOR VEHICLES (1.5%)
 353,000   Honda Motor Co., Ltd. (ADR) (Japan)...............     6,724,650
                                                               ------------
           MULTI-LINE INSURANCE (1.3%)
 105,000   American International Group, Inc.................     5,793,900
                                                               ------------
           OIL & GAS PRODUCTION (1.4%)
 113,800   Burlington Resources Inc..........................     6,153,166
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           OILFIELD SERVICES/EQUIPMENT (2.6%)
 260,000   Halliburton Co....................................  $  5,980,000
 150,000   Smith International, Inc.*........................     5,511,000
                                                               ------------
                                                                 11,491,000
                                                               ------------
           PACKAGED SOFTWARE (1.6%)
 157,000   Microsoft Corp....................................     4,020,770
 256,000   Oracle Corp.*.....................................     3,077,120
                                                               ------------
                                                                  7,097,890
                                                               ------------
           PHARMACEUTICALS: MAJOR (4.0%)
 100,000   Lilly (Eli) & Co..................................     6,897,000
 191,000   Pfizer Inc........................................     6,522,650
  90,000   Wyeth.............................................     4,099,500
                                                               ------------
                                                                 17,519,150
                                                               ------------
           PRECIOUS METALS (1.4%)
  88,100   Barrick Gold Corp. (Canada).......................     1,576,990
 393,000   Placer Dome Inc. (Canada).........................     4,822,110
                                                               ------------
                                                                  6,399,100
                                                               ------------
           PROPERTY - CASUALTY INSURERS (3.4%)
 124,000   ACE Ltd. (Bermuda)................................     4,251,960
 150,000   Allstate Corp. (The)..............................     5,347,500
 343,533   Travelers Property Casualty Corp. (Class B).......     5,417,515
                                                               ------------
                                                                 15,016,975
                                                               ------------
           RAILROADS (1.7%)
 200,000   Burlington Northern Santa Fe Corp.................     5,688,000
  60,000   CSX Corp..........................................     1,805,400
                                                               ------------
                                                                  7,493,400
                                                               ------------
           SEMICONDUCTORS (2.9%)
 180,000   Broadcom Corp. (Class A)*.........................     4,483,800
 100,000   Intel Corp........................................     2,078,400
 223,000   Micron Technology, Inc.*..........................     2,593,490
 350,000   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)
            (Taiwan)*........................................     3,528,000
                                                               ------------
                                                                 12,683,690
                                                               ------------
           SPECIALTY STORES (1.2%)
 139,600   Bed Bath & Beyond Inc.*...........................     5,417,876
                                                               ------------
           STEEL (1.5%)
  50,000   Nucor Corp........................................     2,442,500
 250,000   United States Steel Corp..........................     4,092,500
                                                               ------------
                                                                  6,535,000
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           TELECOMMUNICATION EQUIPMENT (2.6%)
 625,000   Motorola, Inc.....................................  $  5,893,750
 350,000   Nokia Corp. (ADR) (Finland).......................     5,750,500
                                                               ------------
                                                                 11,644,250
                                                               ------------
           WHOLESALE DISTRIBUTORS (1.6%)
 200,000   Fisher Scientific International, Inc.*............     6,980,000
                                                               ------------
           WIRELESS TELECOMMUNICATIONS (0.6%)
 150,000   Nextel Communications, Inc. (Class A)*............     2,712,000
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $254,378,053)..............................   305,442,100
                                                               ------------

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE
---------                                                        ------        --------

             CORPORATE BONDS (6.7%)
             AEROSPACE & DEFENSE (0.3%)
$    130     Boeing Co.........................................   6.625%       02/15/38            142,390
      75     Goodrich Corp.....................................   7.625        12/15/12             85,551
     205     Lockheed Martin Corp..............................   7.75         05/01/26            255,767
     140     Lockheed Martin Corp..............................   8.50         12/01/29            190,287
     125     Raytheon Co.......................................   6.15         11/01/08            141,341
     334     Systems 2001 Asset Trust - 144A**.................   6.664        09/15/13            375,922
                                                                                               -----------
                                                                                                 1,191,258
                                                                                               -----------
             AIRLINES (0.3%)
     609     American West Airlines............................   7.10         04/02/21            633,793
     463     Continental Airlines, Inc.........................   6.90         01/02/18            449,272
     185     Southwest Airlines Co.............................   5.496        11/01/06            200,716
                                                                                               -----------
                                                                                                 1,283,781
                                                                                               -----------
             BROADCASTING (0.1%)
     200     Clear Channel Communications, Inc.................   7.65         09/15/10            240,680
                                                                                               -----------
             BUILDING PRODUCTS (0.0%)
      90     Masco Corp........................................   6.50         08/15/32             99,890
                                                                                               -----------
             CABLE/SATELLITE TV (0.2%)
     195     Comcast Corp......................................   6.50         01/15/15            219,304
     185     Cox Communications, Inc...........................   7.125        10/01/12            220,915
     180     Liberty Media Corp................................   5.70         05/15/13            182,974
     190     TCI Communications, Inc...........................   7.875        02/15/26            222,726
                                                                                               -----------
                                                                                                   845,919
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

             CHEMICALS: AGRICULTURAL (0.0%)
$    110     Monsanto Co.......................................   7.375%       08/15/12        $   131,157
                                                                                               -----------
             DEPARTMENT STORES (0.1%)
     325     Federated Department Stores, Inc..................   6.90         04/01/29            364,452
     275     May Department Stores Co., Inc....................   5.95         11/01/08            302,348
      60     May Department Stores Co., Inc....................   6.70         09/15/28             64,015
                                                                                               -----------
                                                                                                   730,815
                                                                                               -----------
             DRUGSTORE CHAINS (0.1%)
     455     CVS Corp..........................................   5.625        03/15/06            498,350
                                                                                               -----------
             ELECTRIC UTILITIES (0.3%)
      90     Appalachian Power Co. (Series H)..................   5.95         05/15/33             89,755
      90     Cincinnati Gas & Electric Co......................   5.70         09/15/12             98,880
      70     Cincinnati Gas & Electric Co......................   5.40         06/15/33             67,293
      80     Cincinnati Gas & Electric Co......................   5.375        06/15/33             76,620
      70     Columbus Southern Power Co. - 144A**..............   6.60         03/01/33             77,696
     225     Constellation Energy Group, Inc...................   7.60         04/01/32            270,459
      55     Detroit Edison Co.................................   6.125        10/01/10             62,801
      50     Detroit Edison Co.................................   6.35         10/15/32             57,024
      55     Duke Energy Corp..................................   4.50         04/01/10             57,506
      90     Exelon Corp.......................................   6.75         05/01/11            104,129
      60     Florida Power & Light Co..........................   4.85         02/01/13             63,417
      75     Ohio Power Co. - 144A**...........................   6.60         02/15/33             83,708
     125     Public Service Electric & Gas Co..................   5.00         01/01/13            132,009
      60     South Carolina Electric & Gas Co..................   5.30         05/15/33             59,486
      25     Wisconsin Electric Power Co.......................   5.625        05/15/33             25,841
      45     Wisconsin Energy Corp.............................   6.20         04/01/33             48,767
                                                                                               -----------
                                                                                                 1,375,391
                                                                                               -----------
             ELECTRICAL PRODUCTS (0.1%)
     215     Cooper Industries Inc.............................   5.25         07/01/07            232,914
                                                                                               -----------
             ENVIRONMENTAL SERVICES (0.0%)
     120     Waste Management, Inc.............................   6.875        05/15/09            139,671
                                                                                               -----------
             FINANCE/RENTAL/LEASING (0.4%)
     290     American General Finance Corp.....................   5.875        07/14/06            319,993
     280     Countrywide Home Loans, Inc.......................   3.25         05/21/08            281,352
      55     Ford Motor Credit Co..............................   7.25         10/25/11             56,544
     310     Ford Motor Credit Co..............................   7.375        10/28/09            324,977
      70     Household Finance Corp............................   6.40         06/17/08             79,906
     115     Household Finance Corp............................   6.75         05/15/11            133,557

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

$     75     Household Finance Corp............................   6.375%       10/15/11        $    85,280
     340     MBNA Corp.........................................   6.125        03/01/13            369,803
                                                                                               -----------
                                                                                                 1,651,412
                                                                                               -----------
             FINANCIAL CONGLOMERATES (0.8%)
     325     AXA Financial Inc.................................   6.50         04/01/08            371,483
     160     Boeing Capital Corp...............................   6.10         03/01/11            176,601
      50     Boeing Capital Corp...............................   6.50         02/15/12             56,386
      50     Boeing Capital Corp...............................   5.80         01/15/13             54,037
     360     Chase Manhattan Corp..............................   6.00         02/15/09            405,647
     205     Citigroup Inc.....................................   6.00         02/21/12            233,201
     150     Citigroup Inc.....................................   5.625        08/27/12            165,261
     480     General Electric Capital Corp.....................   6.75         03/15/32            561,391
     100     General Motors Acceptance Corp....................   4.50         07/15/06            100,547
     240     General Motors Acceptance Corp....................   6.875        09/15/11            240,801
     530     General Motors Acceptance Corp....................   8.00         11/01/31            520,017
     495     Prudential Holdings, LLC (Series B FSA) -
              144A**...........................................   7.245        12/18/23            583,491
     445     Prudential Holdings, LLC (Series B FSA) -
              144A**...........................................   8.695        12/18/23            563,143
                                                                                               -----------
                                                                                                 4,032,006
                                                                                               -----------
             FOOD RETAIL (0.2%)
      25     Albertson's, Inc..................................   7.45         08/01/29             28,237
     180     Albertson's, Inc..................................   7.50         02/15/11            210,287
     320     Kroger Co.........................................   6.80         04/01/11            365,076
      35     Kroger Co.........................................   7.70         06/01/29             42,138
      65     Kroger Co.........................................   8.00         09/15/29             80,843
                                                                                               -----------
                                                                                                   726,581
                                                                                               -----------
             FOOD: MAJOR DIVERSIFIED (0.0%)
      15     Kraft Foods Inc...................................   5.625        11/01/11             16,345
     145     Kraft Foods Inc...................................   6.25         06/01/12            164,021
                                                                                               -----------
                                                                                                   180,366
                                                                                               -----------
             FOREST PRODUCTS (0.1%)
     265     Weyerhaeuser Co. - 144A**.........................   6.75         03/15/12            300,828
                                                                                               -----------
             GAS DISTRIBUTORS (0.1%)
     170     Consolidated Natural Gas Co.......................   6.25         11/01/11            195,206
     108     Ras Laffan Natural Gas Co. Ltd. - 144A**
              (Qatar)..........................................   7.628        09/15/06            114,787
     135     Ras Laffan Natural Gas Co. Ltd. - 144A**
              (Qatar)..........................................   8.294        03/15/14            155,925
      65     Sempra Energy.....................................   6.00         02/01/13             71,665
                                                                                               -----------
                                                                                                   537,583
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

             HOME BUILDING (0.1%)
$    110     Centex Corp.......................................   7.875%       02/01/11        $   133,064
      90     Pulte Homes, Inc..................................   6.375        05/15/33             90,776
                                                                                               -----------
                                                                                                   223,840
                                                                                               -----------
             HOME FURNISHINGS (0.0%)
     115     Mohawk Industries Inc.............................   7.20         04/15/12            134,760
                                                                                               -----------
             HOME IMPROVEMENT CHAINS (0.1%)
     260     Lowe's Companies, Inc.............................   8.25         06/01/10            327,244
                                                                                               -----------
             HOSPITAL/NURSING MANAGEMENT (0.2%)
     600     Manor Care, Inc...................................   8.00         03/01/08            675,000
                                                                                               -----------
             HOTELS/RESORTS/CRUISELINES (0.1%)
     170     Hyatt Equities LLC - 144A**.......................   6.875        06/15/07            177,048
     415     Marriott International, Inc. (Series E)...........   7.00         01/15/08            474,377
                                                                                               -----------
                                                                                                   651,425
                                                                                               -----------
             INDUSTRIAL CONGLOMERATES (0.1%)
     320     Honeywell International, Inc......................   6.125        11/01/11            364,579
      75     Hutchinson Whampoa International Ltd..............   6.50         02/13/13             78,685
                                                                                               -----------
                                                                                                   443,264
                                                                                               -----------
             INFORMATION TECHNOLOGY SERVICES (0.0%)
     105     Electronic Data Systems Corp. - 144A**............   6.00         08/01/13            102,364
                                                                                               -----------
             INTEGRATED OIL (0.2%)
     210     Amerada Hess Corp.................................   7.875        10/01/29            255,591
     360     Conoco Inc........................................   6.95         04/15/29            433,136
                                                                                               -----------
                                                                                                   688,727
                                                                                               -----------
             INVESTMENT BANKS/BROKERS (0.1%)
     125     Goldman Sachs Group Inc...........................   6.125        02/15/33            134,047
     185     Goldman Sachs Group Inc...........................   6.875        01/15/11            218,290
     160     Goldman Sachs Group Inc...........................   6.60         01/15/12            185,917
                                                                                               -----------
                                                                                                   538,254
                                                                                               -----------
             LIFE/HEALTH INSURANCE (0.2%)
     400     American General Corp.............................   7.50         07/15/25            498,434
     300     John Hancock - 144A**.............................   7.375        02/15/24            353,673
                                                                                               -----------
                                                                                                   852,107
                                                                                               -----------
             MAJOR BANKS (0.1%)
     200     Bank One Corp.....................................   6.00         02/17/09            226,205
                                                                                               -----------
             MAJOR TELECOMMUNICATIONS (0.3%)
      30     Altria Group, Inc.................................   7.75         01/15/27             32,155

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

$    155     AT&T Corp.........................................   8.50 %       11/15/31        $   175,753
     235     Deutsche Telekom International Finance Corp.
              (Netherlands)....................................   8.75         06/15/30            299,411
     660     GTE Corp..........................................   6.94         04/15/28            749,004
     105     Verizon Global Funding Corp.......................   7.75         12/01/30            132,980
                                                                                               -----------
                                                                                                 1,389,303
                                                                                               -----------
             MANAGED HEALTH CARE (0.2%)
     365     Aetna, Inc........................................   7.875        03/01/11            443,577
     135     Cigna Corp........................................   6.375        10/15/11            151,158
     150     Wellpoint Health Network, Inc.....................   6.375        06/15/06            168,212
                                                                                               -----------
                                                                                                   762,947
                                                                                               -----------
             MEDIA CONGLOMERATES (0.2%)
     100     AOL Time Warner Inc...............................   7.70         05/01/32            116,743
      30     News America Holdings, Inc........................   7.75         02/01/24             34,770
     445     News America Holdings, Inc........................   7.75         12/01/45            529,325
     105     Time Warner, Inc..................................   6.625        05/15/29            108,268
                                                                                               -----------
                                                                                                   789,106
                                                                                               -----------
             MOTOR VEHICLES (0.2%)
     250     DaimlerChrysler North American Holdings Co........   8.50         01/18/31            294,466
     575     Ford Motor Co.....................................   7.45         07/16/31            526,737
     150     General Motors Corp...............................   8.375        07/15/33            147,216
                                                                                               -----------
                                                                                                   968,419
                                                                                               -----------
             MULTI-LINE INSURANCE (0.5%)
   1,065     Farmers Exchange Capital - 144A**.................   7.05         07/15/28            957,191
      25     Hartford Financial Services Group, Inc............   2.375        06/01/06             24,978
     380     Hartford Financial Services Group, Inc............   7.90         06/15/10            463,314
     185     Nationwide Mutual Insurance Co. - 144A**..........   7.50         02/15/24            193,427
     350     Nationwide Mutual Insurance Co. - 144A**..........   8.25         12/01/31            432,627
                                                                                               -----------
                                                                                                 2,071,537
                                                                                               -----------
             OIL & GAS PRODUCTION (0.2%)
      90     Devon Financing Corp..............................   7.875        09/30/31            114,283
      20     Devon Financing Corp..............................   6.875        09/30/11             23,461
      45     Kerr-McGee Corp...................................   5.875        09/15/06             49,076
      80     Kerr-McGee Corp...................................   6.875        09/15/11             92,723
     110     PEMEX Project Funding Master Trust................   9.125        10/13/10            133,100
     135     Pemex Project Funding Master Trust................   8.625        02/01/22            154,238
      80     Pemex Project Funding Master Trust................   8.00         11/15/11             91,600

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

$     25     Petro-Canada......................................   4.00 %       07/15/13        $    24,314
      95     Petro-Canada......................................   5.35         07/15/33             90,808
                                                                                               -----------
                                                                                                   773,603
                                                                                               -----------
             OIL REFINING/MARKETING (0.0%)
     115     Marathon Oil Corp.................................   6.80         03/15/32            130,092
                                                                                               -----------
             OTHER CONSUMER SERVICES (0.1%)
     155     Cendant Corp......................................   7.375        01/15/13            182,513
     160     Cendant Corp......................................   7.125        03/15/15            185,505
                                                                                               -----------
                                                                                                   368,018
                                                                                               -----------
             OTHER METALS/MINERALS (0.1%)
     130     BHP Finance USA Ltd...............................   4.80         04/15/13            135,543
      75     Inco Ltd..........................................   7.75         05/15/12             88,852
     230     Inco Ltd..........................................   7.20         09/15/32            253,497
                                                                                               -----------
                                                                                                   477,892
                                                                                               -----------
             PROPERTY - CASUALTY INSURERS (0.0%)
     105     Florida Windstorm Underwriting Assoc. - 144A**....   7.125        02/25/19            124,973
                                                                                               -----------
             PULP & PAPER (0.1%)
     155     International Paper Co............................   5.85         10/30/12            168,933
     120     International Paper Co. - 144A**..................   5.30         04/01/15            123,371
     160     MeadWestVaco Corp.................................   6.85         04/01/12            184,697
     100     Sappi Papier Holding AG (Austria) - 144A**........   6.75         06/15/12            114,206
                                                                                               -----------
                                                                                                   591,207
                                                                                               -----------
             REAL ESTATE DEVELOPMENT (0.1%)
     402     World Financial Properties - 144A**...............   6.91         09/01/13            458,602
                                                                                               -----------
             REAL ESTATE INVESTMENT TRUSTS (0.3%)
      95     Boston Properties, Inc............................   6.25         01/15/13            104,031
     260     EOP Operating LP..................................   6.763        06/15/07            293,011
      45     EOP Operating LP..................................   7.50         04/19/29             51,835
     325     Simon Property Group LP...........................   6.375        11/15/07            362,596
      50     Simon Property Group LP...........................   6.35         08/28/12             55,401
     125     Vordano Reality Trust.............................   5.625        06/15/07            134,122
                                                                                               -----------
                                                                                                 1,000,996
                                                                                               -----------
             SAVINGS BANKS (0.0%)
     165     Washington Mutual Bank............................   5.50         01/15/13            179,869
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

             SERVICES TO THE HEALTH INDUSTRY (0.1%)
$    185     Anthem Insurance - 144A**.........................   9.125%       04/01/10        $   232,947
     120     Anthem Insurance - 144A**.........................   9.00         04/01/27            161,143
                                                                                               -----------
                                                                                                   394,090
                                                                                               -----------
             TELECOMMUNICATIONS (0.0%)
      95     British Telecom PLC (United Kingdom)..............   8.875        12/15/30            129,634
                                                                                               -----------
             TOTAL CORPORATE BONDS
              (COST $26,813,888).............................................................   29,672,080
                                                                                               -----------
             U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (7.2%)
     273     Federal Home Loan Corp. PC Gold...................   7.50         08/01/32            289,691
     912     ..................................................   8.00         11/01/30            976,072
   6,950     Federal Home Loan Mortgage Corp...................   6.50         07/01/33          7,228,000
     528     ..................................................   7.50    01/01/30 - 07/01/33      559,384
   8,186     Federal National Mortgage Assoc...................   5.50         06/25/08              8,181
   5,000     ..................................................   6.50         07/01/33          5,210,938
   6,932     ..................................................   7.00    10/01/27 - 01/01/33    7,300,263
   4,976     ..................................................   7.50    10/01/29 - 03/01/32    5,287,074
   4,657     ..................................................   8.00    10/01/29 - 05/01/31    5,005,031
                                                                                               -----------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES
              (COST $31,648,472).............................................................   31,864,634
                                                                                               -----------
             U.S. GOVERNMENT OBLIGATIONS (3.5%)
   2,450     U.S. Treasury Bond................................   8.125        08/15/19          3,543,408
   3,100     U.S. Treasury Bond................................   8.125        08/15/21          4,533,024
     750     U.S. Treasury Note................................   6.50         02/15/10            909,873
   2,900     U.S. Treasury Note................................   6.625        05/15/07          3,392,774
   2,950     U.S. Treasury Note................................   7.875        11/15/04          3,219,533
                                                                                               -----------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
              (COST $14,217,684).............................................................   15,598,612
                                                                                               -----------
             ASSET-BACKED SECURITIES (1.3%)
             FINANCE/RENTAL/LEASING (1.3%)
     700     American Express Credit Account...................   5.53         10/15/08            766,102
     202     BMW Vehicle Owner Trust 2002-A....................   2.83         12/25/04            202,379
     250     Capital Auto Receivables Asset Trust 2002-2.......   2.89         04/15/04            250,433
     915     Chase Credit Card Master Trust 2001-4A............   5.50         11/17/08          1,005,978
      71     Chase Manhattan Auto Owner Trust 2002-A...........   2.63         10/15/04             71,137
     351     Chase Manhattan Auto Owner Trust 2002-B...........   2.70         01/18/05            352,388
     600     Citibank Credit Issuance Trust 2000-A1............   6.90         10/15/07            667,503
     208     Daimler Chrysler Auto Trust 2000-E................   6.11         11/08/04            209,819
     423     Daimler Chrysler Auto Trust 2002-E................   2.90         12/06/04            424,886

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE            VALUE

----------------------------------------------------------------------------------------------------------

$    271     Ford Credit Auto Owner Trust 2001-B...............   5.12 %       10/15/04        $   273,144
      70     Ford Credit Auto Owner Trust 2002-B...............   6.74         06/15/04             70,480
     164     Ford Credit Auto Owner Trust 2002-B...............   2.97         06/15/04            163,973
     348     Harley-Davidson Motorcycle Trust 2002-1...........   3.02         09/15/06            350,337
     304     Honda Auto Receivables Owner Trust 2002-2.........   2.91         09/15/04            304,792
      92     National City Auto Receivables Trust 2002-A.......   3.00         01/15/05             91,850
     232     Nissan Auto Receivables Owner Trust...............   3.07         08/16/04            232,881
      19     Toyota Auto Receivables Owner Trust...............   6.76         08/15/04             19,038
                                                                                               -----------
             TOTAL ASSET-BACKED SECURITIES
              (COST $5,260,640)..............................................................    5,457,120
                                                                                               -----------
             FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
     380     United Mexican States Corp. (Mexico)..............   8.30         08/15/31            437,570
     300     United Mexican States Corp. (Mexico)..............   8.00         09/24/22            336,000
                                                                                               -----------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (COST $716,725)................................................................      773,570
                                                                                               -----------
             SHORT-TERM INVESTMENTS (a) (14.9%)
             U.S. GOVERNMENT AGENCY & OBLIGATIONS
  65,600     Federal Home Loan Banks...........................   0.95         07/01/03         65,600,000
     100     U.S. Treasury Bill***.............................   1.21         07/17/03             99,946
     150     U.S. Treasury Bill***.............................   1.15         09/25/03            149,588
                                                                                               -----------
             TOTAL SHORT -TERM INVESTMENTS
              (COST $65,849,534).............................................................   65,849,534
                                                                                               -----------

            TOTAL INVESTMENTS
             (COST $398,884,996) (b)(c).......................  102.9%  454,657,650
            LIABILITIES IN EXCESS OF OTHER ASSETS.............   (2.9)  (12,671,750)
                                                                -----   -----------
            NET ASSETS........................................  100.0%  $441,985,900
                                                                =====   ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 *** ALL OR A PORTION OF THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 + SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $22,045,064 IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $64,220,076 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,447,422, RESULTING IN NET UNREALIZED APPRECIATION OF $55,772,654.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

FUTURES CONTRACTS OPEN AT JUNE 30, 2003:
                                                                          UNREALIZED
NUMBER OF                  DESCRIPTION, DELIVERY       UNDERLYING FACE   APPRECIATION
CONTRACTS  LONG/SHORT         MONTH, AND YEAR          AMOUNT AT VALUE  (DEPRECIATION)

---------------------------------------------------------------------------------------

     17      Short     U.S. Treasury Note 5 Year,
                       September 2003                    $(1,957,125)       $(4,831)
     12      Short     U.S. Treasury Note 2 Year,
                       September 2003                     (2,595,563)        (3,092)
     41      Short     U.S. Treasury Note 10 Year,
                       September 2003                     (4,814,937)        14,625
      1       Long     U.S. Treasury Bond 30 Year,
                       September 2003                        117,344         (2,331)
                                                                            -------
      Net unrealized appreciation.....................................      $ 4,371
                                                                            =======

                       SEE NOTES TO FINANCIAL STATEMENTS

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                                      123

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

                                              MONEY          LIMITED      QUALITY INCOME       HIGH
                                              MARKET         DURATION          PLUS           YIELD
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 448,250,315   $ 224,107,785   $ 568,890,728   $  78,143,690
Cash....................................         19,068        --                34,342          29,235
Receivable for:
  Investments sold......................       --              --              --               592,008
  Shares of beneficial interest sold....        741,941         525,188         441,401          56,683
  Dividends.............................       --              --              --              --
  Interest..............................         76,115       1,907,424       7,672,982       1,433,387
  Foreign withholding taxes reclaimed...       --              --              --              --
Unrealized appreciation on open forward
 foreign currency contracts.............       --              --              --              --
Prepaid expenses and other assets.......          6,355           2,181           7,762           2,237
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................    449,093,794     226,542,578     577,047,215      80,257,240
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --            35,779,898      22,334,627       1,109,903
  Shares of beneficial interest
   redeemed.............................      1,064,915          67,933         730,768          45,160
  Variation margin......................       --                91,670         579,654        --
  Distribution fee (Class Y)............         22,441          23,476          30,530           4,867
  Investment management fee.............        189,676          71,917         234,936          32,927
Payable to bank.........................       --              --              --              --
Accrued expenses and other payables.....         40,261          20,344          40,624          73,511
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................      1,317,293      36,055,238      23,951,139       1,266,368
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 447,776,501   $ 190,487,340   $ 553,096,076   $  78,990,872
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 447,776,402   $ 191,122,763   $ 552,819,753   $ 407,699,563
Accumulated undistributed net investment
 income (loss)..........................             99      (2,128,201)     (1,942,787)      4,784,295
Accumulated net realized loss...........       --              (858,657)    (44,107,645)   (213,840,299)
Net unrealized appreciation
 (depreciation).........................       --             2,351,435      46,326,755    (119,652,687)
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 447,776,501   $ 190,487,340   $ 553,096,076   $  78,990,872
                                          =============   =============   =============   =============
    *COST...............................  $ 448,250,315   $ 221,715,176   $ 522,859,423   $ 197,796,377
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $ 338,331,121   $  77,421,532   $ 407,885,640   $  54,941,285
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............    338,331,102       7,665,777      37,737,364      49,103,849
    NET ASSET VALUE PER SHARE...........  $        1.00   $       10.10   $       10.81   $        1.12
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $ 109,445,380   $ 113,065,808   $ 145,210,436   $  24,049,587
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............    109,445,300      11,207,653      13,451,576      21,482,713
    NET ASSET VALUE PER SHARE...........  $        1.00   $       10.09   $       10.80   $        1.12
                                          =============   =============   =============   =============

---------------------

 **   INCLUDES FOREIGN CASH OF $15,297, $209,585 AND $155,203, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                              GLOBAL
                                                              INCOME         DIVIDEND        DIVIDEND
                                            UTILITIES        BUILDER          GROWTH          GROWTH
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 207,065,591   $  70,965,353   $  911,341,830  $ 240,642,434
Cash....................................         45,378          95,804         --              238,611**
Receivable for:
  Investments sold......................        869,359         491,514        2,011,497        841,369
  Shares of beneficial interest sold....         31,605          84,671          192,859         83,910
  Dividends.............................        385,080          69,755        1,479,087        390,927
  Interest..............................        211,378         349,068         --             --
  Foreign withholding taxes reclaimed...       --              --                 40,311        437,434
Unrealized appreciation on open forward
 foreign currency contracts.............       --              --               --               34,259
Prepaid expenses and other assets.......          1,629             837            9,188          2,828
                                          -------------   -------------   --------------  -------------
    TOTAL ASSETS........................    208,610,020      72,057,002      915,074,772    242,671,772
                                          -------------   -------------   --------------  -------------
LIABILITIES:
Payable for:
  Investments purchased.................        960,868       1,581,542          142,083     15,738,039
  Shares of beneficial interest
   redeemed.............................        231,849          78,804          934,662        221,626
  Variation margin......................       --              --               --             --
  Distribution fee (Class Y)............          4,889           4,155           18,744          6,060
  Investment management fee.............        115,716          44,910          444,609        146,990
Payable to bank.........................       --              --              1,041,734       --
Accrued expenses and other payables.....         40,876          19,280           97,673         53,353
                                          -------------   -------------   --------------  -------------
    TOTAL LIABILITIES...................      1,354,198       1,728,691        2,679,505     16,166,068
                                          -------------   -------------   --------------  -------------
    NET ASSETS..........................  $ 207,255,822   $  70,328,311   $  912,395,267  $ 226,505,704
                                          =============   =============   ==============  =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 202,618,329   $  80,032,140   $1,288,570,997  $ 254,362,246
Accumulated undistributed net investment
 income (loss)..........................         (6,036)         37,678               13      2,187,651
Accumulated net realized gain (loss)....    (42,142,507)    (13,240,223)    (497,773,544)   (38,629,306)
Net unrealized appreciation
 (depreciation).........................     46,786,036       3,498,716      121,597,801      8,585,113
                                          -------------   -------------   --------------  -------------
    NET ASSETS..........................  $ 207,255,822   $  70,328,311   $  912,395,267  $ 226,505,704
                                          =============   =============   ==============  =============
    *COST...............................  $ 160,279,555   $  67,466,637   $  789,744,029  $ 232,141,604
                                          =============   =============   ==============  =============
CLASS X SHARES:
Net Assets..............................  $ 184,105,845   $  50,382,569   $  823,339,621  $ 197,398,540
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............     15,397,193       5,028,263       69,026,031     18,665,750
    NET ASSET VALUE PER SHARE...........  $       11.96   $       10.02   $        11.93  $       10.58
                                          =============   =============   ==============  =============
CLASS Y SHARES:
Net Assets..............................  $  23,149,977   $  19,945,742   $   89,055,646  $  29,107,164
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      1,936,837       1,994,399        7,475,186      2,767,007
    NET ASSET VALUE PER SHARE...........  $       11.95   $       10.00   $        11.91  $       10.52
                                          =============   =============   ==============  =============


                                             EUROPEAN        PACIFIC
                                              GROWTH          GROWTH          EQUITY      S&P 500 INDEX
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 209,545,400   $  23,408,737   $  681,215,870  $ 204,180,646
Cash....................................        294,544**       833,322**         21,328         83,088
Receivable for:
  Investments sold......................      4,321,647         669,617       13,394,226       --
  Shares of beneficial interest sold....        146,042         111,731          324,010        360,006
  Dividends.............................        245,883          20,921          283,235        243,113
  Interest..............................       --              --                 12,448       --
  Foreign withholding taxes reclaimed...      1,072,405        --               --             --
Unrealized appreciation on open forward
 foreign currency contracts.............         12,198        --               --             --
Prepaid expenses and other assets.......          2,281             225          136,128          4,927
                                          -------------   -------------   --------------  -------------
    TOTAL ASSETS........................    215,640,400      25,044,553      695,387,245    204,871,780
                                          -------------   -------------   --------------  -------------
LIABILITIES:
Payable for:
  Investments purchased.................      8,727,886          40,233       11,026,923       --
  Shares of beneficial interest
   redeemed.............................        121,606          88,362          657,471        153,473
  Variation margin......................       --              --               --                  880
  Distribution fee (Class Y)............          5,527           1,086           17,007         18,428
  Investment management fee.............        172,248          19,709          294,557         70,017
Payable to bank.........................       --              --               --             --
Accrued expenses and other payables.....         71,047          97,458          107,965         42,024
                                          -------------   -------------   --------------  -------------
    TOTAL LIABILITIES...................      9,098,314         246,848       12,103,923        284,822
                                          -------------   -------------   --------------  -------------
    NET ASSETS..........................  $ 206,542,086   $  24,797,705   $  683,283,322  $ 204,586,958
                                          =============   =============   ==============  =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 280,155,103   $  83,146,755   $1,279,810,442  $ 266,823,202
Accumulated undistributed net investment
 income (loss)..........................      2,377,060          20,183         --            1,101,048
Accumulated net realized gain (loss)....    (96,593,974)    (60,530,662)    (645,473,484)   (22,852,622)
Net unrealized appreciation
 (depreciation).........................     20,603,897       2,161,429       48,946,364    (40,484,670)
                                          -------------   -------------   --------------  -------------
    NET ASSETS..........................  $ 206,542,086   $  24,797,705   $  683,283,322  $ 204,586,958
                                          =============   =============   ==============  =============
    *COST...............................  $ 189,126,710   $  21,244,487   $  632,269,506  $ 244,502,291
                                          =============   =============   ==============  =============
CLASS X SHARES:
Net Assets..............................  $ 181,040,402   $  19,364,335   $  602,631,409  $ 117,290,990
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............     13,217,668       6,138,194       31,379,205     13,242,337
    NET ASSET VALUE PER SHARE...........  $       13.70   $        3.15   $        19.20  $        8.86
                                          =============   =============   ==============  =============
CLASS Y SHARES:
Net Assets..............................  $  25,501,684   $   5,433,370   $   80,651,913  $  87,295,968
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      1,868,743       1,754,406        4,204,799      9,902,572
    NET ASSET VALUE PER SHARE...........  $       13.65   $        3.10   $        19.18  $        8.82
                                          =============   =============   ==============  =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES CONTINUED
JUNE 30, 2003 (UNAUDITED)

                                              GLOBAL        AGGRESSIVE
                                            ADVANTAGE         EQUITY       INFORMATION      STRATEGIST
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $  29,017,292   $  61,418,922   $  10,373,010   $ 454,657,650
Cash....................................         17,240**      --               351,594          48,055
Receivable for:
  Investments sold......................       --             2,343,804         498,000        --
  Shares of beneficial interest sold....         10,292          30,319          22,056         478,155
  Dividends.............................         33,787          21,196           1,472         265,399
  Interest..............................       --                    84        --               859,848
  Foreign withholding taxes reclaimed...         23,382        --                    37        --
Unrealized appreciation on open forward
 foreign currency contracts.............         16,848        --              --              --
Prepaid expenses and other assets.......            284             651              90           6,571
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................     29,119,125      63,814,976      11,246,259     456,315,678
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --             3,117,547         655,711      13,458,027
  Shares of beneficial interest
   redeemed.............................         19,680          32,831           9,584         593,264
  Distribution fee (Class Y)............          1,286           4,398           1,622          14,638
  Investment management fee.............         16,265          38,878           6,500         188,815
Accrued expenses and other payables.....         25,109          33,793          13,636          75,034
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................         62,340       3,227,447         687,053      14,329,778
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $  29,056,785   $  60,587,529   $  10,559,206   $ 441,985,900
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $  59,424,639   $ 122,108,052   $  19,249,981   $ 425,953,676
Accumulated undistributed net investment
 income (loss)..........................        175,298          28,648         (43,118)       (282,845)
Accumulated net realized loss...........    (29,970,994)    (66,449,836)     (9,956,895)    (39,461,956)
Net unrealized appreciation
 (depreciation).........................       (572,158)      4,900,665       1,309,238      55,777,025
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $  29,056,785   $  60,587,529   $  10,559,206   $ 441,985,900
                                          =============   =============   =============   =============
    *COST...............................  $  29,609,305   $  56,602,653   $   9,063,772   $ 398,884,996
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $  22,978,239   $  39,788,867   $   2,596,940   $ 372,326,860
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      3,734,976       4,661,219         706,898      27,410,936
    NET ASSET VALUE PER SHARE...........  $        6.15   $        8.54   $        3.67   $       13.58
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $   6,078,546   $  20,798,662   $   7,962,266   $  69,659,040
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............        991,170       2,448,655       2,175,536       5,133,257
    NET ASSET VALUE PER SHARE...........  $        6.13   $        8.49   $        3.66   $       13.57
                                          =============   =============   =============   =============

---------------------

 **   INCLUDES FOREIGN CASH OF $17,239.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                              MONEY          LIMITED      QUALITY INCOME       HIGH
                                              MARKET         DURATION          PLUS           YIELD
                                          --------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
Interest................................  $   3,198,783   $   2,214,704   $  15,589,555   $   7,306,605
Dividends...............................       --              --              --              --
                                          -------------   -------------   -------------   -------------
    TOTAL INCOME........................      3,198,783       2,214,704      15,589,555       7,306,605
                                          -------------   -------------   -------------   -------------
EXPENSES
Investment management fee...............      1,214,267         389,980       1,339,418         165,242
Distribution fee (Class Y shares).......        140,098         119,953         156,735          20,719
Professional fees.......................         15,196           7,912          12,743          42,199
Custodian fees..........................         13,759          16,517          27,890          10,451
Shareholder reports and notices.........         10,890           7,277          13,576           6,873
Trustees' fees and expenses.............          1,407             384           1,169              66
Transfer agent fees and expenses........            250             250             250             250
Other...................................          4,664           5,382          10,065           8,459
                                          -------------   -------------   -------------   -------------
    TOTAL EXPENSES......................      1,400,531         547,655       1,561,846         254,259
                                          -------------   -------------   -------------   -------------
    NET INVESTMENT INCOME...............      1,798,252       1,667,049      14,027,709       7,052,346
                                          -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................       --               469,263       8,621,670     (35,161,391)
Futures contracts.......................       --              (862,113)     (7,728,946)       --
                                          -------------   -------------   -------------   -------------
      NET REALIZED GAIN (LOSS)..........       --              (392,850)        892,724     (35,161,391)
                                          -------------   -------------   -------------   -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................       --               341,683      15,524,880      37,602,481
Futures contracts.......................       --               266,249       2,016,114        --
                                          -------------   -------------   -------------   -------------
      NET APPRECIATION..................       --               607,932      17,540,994      37,602,481
                                          -------------   -------------   -------------   -------------
      NET GAIN..........................       --               215,082      18,433,718       2,441,090
                                          -------------   -------------   -------------   -------------
NET INCREASE............................  $   1,798,252   $   1,882,131   $  32,461,427   $   9,493,436
                                          =============   =============   =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS CONTINUED
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                                                             DIVIDEND     GLOBAL DIVIDEND
                                            UTILITIES     INCOME BUILDER      GROWTH          GROWTH
                                          --------------  --------------  --------------  ---------------
INVESTMENT INCOME:
INCOME
Interest................................  $     435,172   $     807,538   $      44,631    $      52,131
Dividends...............................      3,317,270*        529,644*     12,061,365*       3,479,341*
                                          -------------   -------------   -------------    -------------
    TOTAL INCOME........................      3,752,442       1,337,182      12,105,996        3,531,472
                                          -------------   -------------   -------------    -------------
EXPENSES
Investment management fee...............        639,858         240,622       2,446,209          794,407
Distribution fee (Class Y shares).......         25,534          20,212          94,610           29,266
Professional fees.......................         14,327          10,656          15,498           16,646
Custodian fees..........................          7,652           9,743          24,299           32,153
Shareholder reports and notices.........         15,919           4,799          64,555           14,498
Trustees' fees and expenses.............            634             450           3,457              245
Transfer agent fees and expenses........            250             250             250              250
Other...................................          3,004           1,340           7,204            5,511
                                          -------------   -------------   -------------    -------------
    TOTAL EXPENSES......................        707,178         288,072       2,656,082          892,976
                                          -------------   -------------   -------------    -------------
    NET INVESTMENT INCOME (LOSS)........      3,045,264       1,049,110       9,449,914        2,638,496
                                          -------------   -------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................      3,149,905      (1,060,373)    (31,405,890)     (18,347,195)
Futures contracts.......................       --              --              --               --
Foreign exchange transactions...........       --              --              --                158,439
                                          -------------   -------------   -------------    -------------
      NET REALIZED GAIN (LOSS)..........      3,149,905      (1,060,373)    (31,405,890)     (18,188,756)
                                          -------------   -------------   -------------    -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................     13,250,803       5,448,322     115,374,410       35,023,951
Futures contracts.......................       --              --              --               --
Translation of forward foreign currency
 contracts, other assets and liabilities
 denominated in foreign currencies......       --              --              --                 (8,764)
                                          -------------   -------------   -------------    -------------
      NET APPRECIATION..................     13,250,803       5,448,322     115,374,410       35,015,187
                                          -------------   -------------   -------------    -------------
      NET GAIN..........................     16,400,708       4,387,949      83,968,520       16,826,431
                                          -------------   -------------   -------------    -------------
NET INCREASE............................  $  19,445,972   $   5,437,059   $  93,418,434    $  19,464,927
                                          =============   =============   =============    =============

---------------------

 *    NET OF $8,438, $1,816, $207,257, $341,122, $500,710, $24,524, $22,101,
      $30,580, $1,169, $189 AND $21,903 FOREIGN WITHHOLDING TAX, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                             EUROPEAN        PACIFIC                                          GLOBAL
                                              GROWTH          GROWTH          EQUITY      S&P 500 INDEX     ADVANTAGE
                                          --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
Interest................................  $      33,251   $       9,831   $     442,951   $      44,693   $       1,137
Dividends...............................      3,428,707*        240,618*      2,729,929*      1,561,897         316,972*
                                          -------------   -------------   -------------   -------------   -------------
    TOTAL INCOME........................      3,461,958         250,449       3,172,880       1,606,590         318,109
                                          -------------   -------------   -------------   -------------   -------------
EXPENSES
Investment management fee...............        946,464         113,187       1,637,650         363,004          87,994
Distribution fee (Class Y shares).......         28,912           6,241          86,661          88,977           6,618
Professional fees.......................         16,250          19,150          15,674          10,915          14,284
Custodian fees..........................         48,409          66,496          42,717          25,210          17,753
Shareholder reports and notices.........         16,968           6,164          39,335           8,757           6,262
Trustees' fees and expenses.............            540               9           2,485             693             421
Transfer agent fees and expenses........            250             250             250             250             250
Other...................................          4,862           7,018           4,207           9,931           2,704
                                          -------------   -------------   -------------   -------------   -------------
    TOTAL EXPENSES......................      1,062,655         218,515       1,828,979         507,737         136,286
                                          -------------   -------------   -------------   -------------   -------------
    NET INVESTMENT INCOME (LOSS)........      2,399,303          31,934       1,343,901       1,098,853         181,823
                                          -------------   -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................     (6,470,450)       (513,276)     (2,958,371)       (538,672)       (881,669)
Futures contracts.......................       --              --              --               833,886        --
Foreign exchange transactions...........        (49,821)         42,507              (9)       --               (63,679)
                                          -------------   -------------   -------------   -------------   -------------
      NET REALIZED GAIN (LOSS)..........     (6,520,271)       (470,769)     (2,958,380)        295,214        (945,348)
                                          -------------   -------------   -------------   -------------   -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................     17,017,011       2,604,389      53,123,903      19,222,464       3,394,446
Futures contracts.......................       --              --              --               (59,501)       --
Translation of forward foreign currency
 contracts, other assets and liabilities
 denominated in foreign currencies......         81,360          (5,354)       --              --               112,279
                                          -------------   -------------   -------------   -------------   -------------
      NET APPRECIATION..................     17,098,371       2,599,035      53,123,903      19,162,963       3,506,725
                                          -------------   -------------   -------------   -------------   -------------
      NET GAIN..........................     10,578,100       2,128,266      50,165,523      19,458,177       2,561,377
                                          -------------   -------------   -------------   -------------   -------------
NET INCREASE............................  $  12,977,403   $   2,160,200   $  51,509,424   $  20,557,030   $   2,743,200
                                          =============   =============   =============   =============   =============

                                            AGGRESSIVE
                                              EQUITY       INFORMATION      STRATEGIST
                                          --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
Interest................................  $      24,869   $       2,334   $   2,475,801
Dividends...............................        279,919*          8,709*      1,614,594*
                                          -------------   -------------   -------------
    TOTAL INCOME........................        304,788          11,043       4,090,395
                                          -------------   -------------   -------------
EXPENSES
Investment management fee...............        215,126          29,931       1,047,618
Distribution fee (Class Y shares).......         23,893           7,455          76,435
Professional fees.......................         10,508          10,682          11,730
Custodian fees..........................         18,981           4,704              --
Shareholder reports and notices.........          5,944           1,071          20,965
Trustees' fees and expenses.............          1,028               2           1,176
Transfer agent fees and expenses........            250             250             250
Other...................................            295              66             633
                                          -------------   -------------   -------------
    TOTAL EXPENSES......................        276,025          54,161       1,158,807
                                          -------------   -------------   -------------
    NET INVESTMENT INCOME (LOSS)........         28,763         (43,118)      2,931,588
                                          -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................     (1,324,148)       (383,615)      4,579,119
Futures contracts.......................       (471,445)       --              (440,130)
Foreign exchange transactions...........       --              --              --
                                          -------------   -------------   -------------
      NET REALIZED GAIN (LOSS)..........     (1,795,593)       (383,615)      4,138,989
                                          -------------   -------------   -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................      6,382,298       2,163,659      36,473,324
Futures contracts.......................         87,044        --               134,098
Translation of forward foreign currency
 contracts, other assets and liabilities
 denominated in foreign currencies......       --              --              --
                                          -------------   -------------   -------------
      NET APPRECIATION..................      6,469,342       2,163,659      36,607,422
                                          -------------   -------------   -------------
      NET GAIN..........................      4,673,749       1,780,044      40,746,411
                                          -------------   -------------   -------------
NET INCREASE............................  $   4,702,512   $   1,736,926   $  43,677,999
                                          =============   =============   =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                         MONEY MARKET                     LIMITED DURATION
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income........................  $   1,798,252     $   6,999,655    $   1,667,049     $   2,413,128
Net realized gain (loss).....................       --                   4,412         (392,850)          (32,940)
Net change in unrealized
 appreciation/depreciation...................       --               --                 607,932         1,496,416
                                               -------------     -------------    -------------     -------------
    NET INCREASE (DECREASE)..................      1,798,252         7,004,067        1,882,131         3,876,604
                                               -------------     -------------    -------------     -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................     (1,492,777)       (5,792,334)      (1,480,731)       (1,769,375)
  Class Y shares.............................       (305,583)       (1,207,303)      (1,768,255)       (1,506,322)
Net realized gain
  Class X shares.............................       --                  (3,516)        --                (139,296)
  Class Y shares.............................       --                    (896)        --                (149,587)
Paid-in-capital
  Class X shares.............................       --               --                --               --
  Class Y shares.............................       --               --                --               --
                                               -------------     -------------    -------------     -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........     (1,798,360)       (7,004,049)      (3,248,986)       (3,564,580)
                                               -------------     -------------    -------------     -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............   (118,546,786)        7,605,450       45,578,506        95,055,920
                                               -------------     -------------    -------------     -------------

    TOTAL INCREASE (DECREASE)................   (118,546,894)        7,605,468       44,211,651        95,367,944

NET ASSETS:
Beginning of period..........................    566,323,395       558,717,927      146,275,689        50,907,745
                                               -------------     -------------    -------------     -------------
END OF PERIOD................................  $ 447,776,501     $ 566,323,395    $ 190,487,340     $ 146,275,689
                                               =============     =============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $          99     $         207    $  (2,128,201)    $    (546,264)
                                               =============     =============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      QUALITY INCOME PLUS                    HIGH YIELD
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................  $  14,027,709     $  28,055,125    $   7,052,346     $  13,431,873
Net realized gain (loss).....................        892,724       (16,521,578)     (35,161,391)     (101,843,236)
Net change in unrealized
 appreciation/depreciation...................     17,540,994        16,025,089       37,602,481        83,852,766
                                               -------------     -------------    -------------     -------------
    NET INCREASE (DECREASE)..................     32,461,427        27,558,636        9,493,436        (4,558,597)
                                               -------------     -------------    -------------     -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................    (11,758,334)      (26,334,574)      (2,786,264)       (9,986,834)
  Class Y shares.............................     (3,493,019)       (4,484,243)        (902,593)       (1,561,818)
Net realized gain
  Class X shares.............................       --               --                --               --
  Class Y shares.............................       --               --                --               --
Paid-in-capital
  Class X shares.............................       --               --                --               --
  Class Y shares.............................       --               --                --               --
                                               -------------     -------------    -------------     -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........    (15,251,353)      (30,818,817)      (3,688,857)      (11,548,652)
                                               -------------     -------------    -------------     -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............      9,938,998        22,334,581       16,886,846         1,773,123
                                               -------------     -------------    -------------     -------------

    TOTAL INCREASE (DECREASE)................     27,149,072        19,074,400       22,691,425       (14,334,126)

NET ASSETS:
Beginning of period..........................    525,947,004       506,872,604       56,299,447        70,633,573
                                               -------------     -------------    -------------     -------------
END OF PERIOD................................  $ 553,096,076     $ 525,947,004    $  78,990,872     $  56,299,447
                                               =============     =============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $  (1,942,787)    $    (719,143)   $   4,784,295     $   1,420,806
                                               =============     =============    =============     =============

                                                           UTILITIES                       INCOME BUILDER
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................  $   3,045,264     $   7,802,988    $   1,049,110     $   2,798,739
Net realized gain (loss).....................      3,149,905       (44,545,494)      (1,060,373)       (3,702,533)
Net change in unrealized
 appreciation/depreciation...................     13,250,803       (40,169,796)       5,448,322        (4,731,395)
                                               -------------     -------------    -------------     -------------
    NET INCREASE (DECREASE)..................     19,445,972       (76,912,302)       5,437,059        (5,635,189)
                                               -------------     -------------    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................     (2,716,487)       (7,221,157)        (773,598)       (2,321,867)
  Class Y shares.............................       (301,807)         (628,892)        (263,661)         (459,033)
Net realized gain
  Class X shares.............................       --               --                --               --
  Class Y shares.............................       --               --                --               --
Paid-in-capital
  Class X shares.............................       --               --                --                 (52,835)
  Class Y shares.............................       --               --                --                 (10,445)
                                               -------------     -------------    -------------     -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........     (3,018,294)       (7,850,049)      (1,037,259)       (2,844,180)
                                               -------------     -------------    -------------     -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............    (19,264,991)      (57,443,499)       2,493,673         1,707,222
                                               -------------     -------------    -------------     -------------
    TOTAL INCREASE (DECREASE)................     (2,837,313)     (142,205,850)       6,893,473        (6,772,147)
NET ASSETS:
Beginning of period..........................    210,093,135       352,298,985       63,434,838        70,206,985
                                               -------------     -------------    -------------     -------------
END OF PERIOD................................  $ 207,255,822     $ 210,093,135    $  70,328,311     $  63,434,838
                                               =============     =============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $      (6,036)    $     (33,006)   $      37,678     $      25,827
                                               =============     =============    =============     =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                        DIVIDEND GROWTH                GLOBAL DIVIDEND GROWTH
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................  $   9,449,914    $   22,207,128    $   2,638,496     $   5,129,674
Net realized loss............................    (31,405,890)      (95,135,907)     (18,188,756)       (9,131,788)
Net change in unrealized
 appreciation/depreciation...................    115,374,410      (147,775,909)      35,015,187       (30,639,518)
                                               -------------    --------------    -------------     -------------
    NET INCREASE (DECREASE)..................     93,418,434      (220,704,688)      19,464,927       (34,641,632)
                                               -------------    --------------    -------------     -------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares.............................     (8,810,639)      (20,721,813)      (4,025,728)       (4,363,093)
  Class Y shares.............................       (814,148)       (1,310,473)        (554,987)         (292,241)
                                               -------------    --------------    -------------     -------------
    TOTAL DIVIDENDS..........................     (9,624,787)      (22,032,286)      (4,580,715)       (4,655,334)
                                               -------------    --------------    -------------     -------------

Net decrease from transactions in shares of
 beneficial interest.........................    (62,177,444)     (185,740,464)     (10,382,198)      (34,351,216)
                                               -------------    --------------    -------------     -------------

    TOTAL INCREASE (DECREASE)................     21,616,203      (428,477,438)       4,502,014       (73,648,182)

NET ASSETS:
Beginning of period..........................    890,779,064     1,319,256,502      222,003,690       295,651,872
                                               -------------    --------------    -------------     -------------
END OF PERIOD................................  $ 912,395,267    $  890,779,064    $ 226,505,704     $ 222,003,690
                                               =============    ==============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $          13    $      174,886    $   2,187,651     $   4,129,869
                                               =============    ==============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        EUROPEAN GROWTH                    PACIFIC GROWTH
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................  $   2,399,303     $   2,218,556    $      31,934     $    (148,851)
Net realized loss............................     (6,520,271)      (34,064,548)        (470,769)       (6,414,154)
Net change in unrealized
 appreciation/depreciation...................     17,098,371       (25,955,595)       2,599,035         4,815,928
                                               -------------     -------------    -------------     -------------
    NET INCREASE (DECREASE)..................     12,977,403       (57,801,587)       2,160,200        (1,747,077)
                                               -------------     -------------    -------------     -------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares.............................     (1,679,461)       (3,701,424)        --               --
  Class Y shares.............................       (177,270)         (432,667)        --               --
                                               -------------     -------------    -------------     -------------
    TOTAL DIVIDENDS..........................     (1,856,731)       (4,134,091)        --               --
                                               -------------     -------------    -------------     -------------

Net decrease from transactions in shares of
 beneficial interest.........................    (19,864,141)      (59,832,715)        (122,986)      (10,271,042)
                                               -------------     -------------    -------------     -------------

    TOTAL INCREASE (DECREASE)................     (8,743,469)     (121,768,393)       2,037,214       (12,018,119)

NET ASSETS:
Beginning of period..........................    215,285,555       337,053,948       22,760,491        34,778,610
                                               -------------     -------------    -------------     -------------
END OF PERIOD................................  $ 206,542,086     $ 215,285,555    $  24,797,705     $  22,760,491
                                               =============     =============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $   2,377,060     $   1,834,488    $      20,183     $     (11,751)
                                               =============     =============    =============     =============

                                                            EQUITY
                                               ---------------------------------
                                                FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------
                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................  $   1,343,901    $    2,974,469
Net realized loss............................     (2,958,380)     (122,619,756)
Net change in unrealized
 appreciation/depreciation...................     53,123,903       (92,810,144)
                                               -------------    --------------
    NET INCREASE (DECREASE)..................     51,509,424      (212,455,431)
                                               -------------    --------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares.............................     (1,272,481)       (2,854,513)
  Class Y shares.............................        (71,459)         (118,747)
                                               -------------    --------------
    TOTAL DIVIDENDS..........................     (1,343,940)       (2,973,260)
                                               -------------    --------------
Net decrease from transactions in shares of
 beneficial interest.........................    (53,844,062)     (181,053,876)
                                               -------------    --------------
    TOTAL INCREASE (DECREASE)................     (3,678,578)     (396,482,567)
NET ASSETS:
Beginning of period..........................    686,961,900     1,083,444,467
                                               -------------    --------------
END OF PERIOD................................  $ 683,283,322    $  686,961,900
                                               =============    ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...       --          $           39
                                               =============    ==============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                         S&P 500 INDEX                    GLOBAL ADVANTAGE
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................  $   1,098,853     $   2,055,605    $     181,823     $     248,780
Net realized gain (loss).....................        295,214       (14,284,210)        (945,348)      (13,144,428)
Net change in unrealized
 appreciation/depreciation...................     19,162,963       (38,250,441)       3,506,725         4,529,045
                                               -------------     -------------    -------------     -------------
    NET INCREASE (DECREASE)..................     20,557,030       (50,479,046)       2,743,200        (8,366,603)
                                               -------------     -------------    -------------     -------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares.............................     (1,247,793)       (1,398,086)        (254,851)         (262,674)
  Class Y shares.............................       (794,354)         (510,806)         (53,777)          (36,835)
                                               -------------     -------------    -------------     -------------
    TOTAL DIVIDENDS..........................     (2,042,147)       (1,908,892)        (308,628)         (299,509)
                                               -------------     -------------    -------------     -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............     12,306,324        14,554,285       (1,473,632)       (9,190,552)
                                               -------------     -------------    -------------     -------------

    TOTAL INCREASE (DECREASE)................     30,821,207       (37,833,653)         960,940       (17,856,664)

NET ASSETS:
Beginning of period..........................    173,765,751       211,599,404       28,095,845        45,952,509
                                               -------------     -------------    -------------     -------------
END OF PERIOD................................  $ 204,586,958     $ 173,765,751    $  29,056,785     $  28,095,845
                                               =============     =============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $   1,101,048     $   2,044,342    $     175,298     $     302,103
                                               =============     =============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                       AGGRESSIVE EQUITY                     INFORMATION               STRATEGIST
                                               ---------------------------------  ---------------------------------  --------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR      FOR THE SIX
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED         MONTHS ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003
                                               --------------  -----------------  --------------  -----------------  --------------
                                                (UNAUDITED)                        (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................  $      28,763     $       4,004    $     (43,118)    $     (92,460)   $   2,931,588
Net realized gain (loss).....................     (1,795,593)      (13,615,676)        (383,615)       (4,993,333)       4,138,989
Net change in unrealized
 appreciation/depreciation...................      6,469,342        (4,925,802)       2,163,659          (507,970)      36,607,422
                                               -------------     -------------    -------------     -------------    -------------
    NET INCREASE (DECREASE)..................      4,702,512       (18,537,474)       1,736,926        (5,593,763)      43,677,999
                                               -------------     -------------    -------------     -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................         (3,022)         (166,751)        --                 (30,365)      (3,356,033)
  Class Y shares.............................       --                 (18,474)        --                 (66,715)        (529,638)
                                               -------------     -------------    -------------     -------------    -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........         (3,022)         (185,225)        --                 (97,080)      (3,885,671)
                                               -------------     -------------    -------------     -------------    -------------

Net increase (decrease) from transactions in
 shares of beneficial interest...............     (1,411,340)      (12,047,208)       1,754,156           898,104      (27,711,244)
                                               -------------     -------------    -------------     -------------    -------------

    TOTAL INCREASE (DECREASE)................      3,288,150       (30,769,907)       3,491,082        (4,792,739)      12,081,084

NET ASSETS:
Beginning of period..........................     57,299,379        88,069,286        7,068,124        11,860,863      429,904,816
                                               -------------     -------------    -------------     -------------    -------------
END OF PERIOD................................  $  60,587,529     $  57,299,379    $  10,559,206     $   7,068,124    $ 441,985,900
                                               =============     =============    =============     =============    =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $      28,648     $       2,907    $     (43,118)    $   --           $    (282,845)
                                               =============     =============    =============     =============    =============

                                                  STRATEGIST
                                               -----------------
                                                 FOR THE YEAR
                                                     ENDED
                                               DECEMBER 31, 2002
                                               -----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   7,154,159
Net realized gain (loss).....................      (19,044,209)
Net change in unrealized
 appreciation/depreciation...................      (41,747,792)
                                                 -------------
    NET INCREASE (DECREASE)..................      (53,637,842)
                                                 -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (6,886,291)
  Class Y shares.............................         (756,901)
                                                 -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (7,643,192)
                                                 -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (79,355,318)
                                                 -------------
    TOTAL INCREASE (DECREASE)................     (140,636,352)
NET ASSETS:
Beginning of period..........................      570,541,168
                                                 -------------
END OF PERIOD................................    $ 429,904,816
                                                 =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $     671,238
                                                 =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                         MONEY MARKET                     LIMITED DURATION
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................    597,606,202      1,918,283,666       3,209,275        25,914,862
Reinvestment of dividends and
 distributions...............................      1,492,777          5,795,850         146,082           188,205
Redeemed.....................................   (693,584,944)    (1,944,027,739)     (2,911,323)      (21,423,422)
                                               -------------    ---------------   -------------     -------------
NET INCREASE (DECREASE) - CLASS X............    (94,485,965)       (19,948,223)        444,034         4,679,645
                                               =============    ===============   =============     =============
AMOUNT
Sold.........................................  $ 597,606,202    $ 1,918,283,666   $  32,616,485     $ 262,864,326
Reinvestment of dividends and
 distributions...............................      1,492,777          5,795,850       1,480,731         1,908,671
Redeemed.....................................   (693,584,944)    (1,944,027,739)    (29,564,320)     (217,321,442)
                                               -------------    ---------------   -------------     -------------
NET INCREASE (DECREASE) - CLASS X............  $ (94,485,965)   $   (19,948,223)  $   4,532,896     $  47,451,555
                                               =============    ===============   =============     =============

CLASS Y SHARES
SHARES
Sold.........................................    253,844,164        742,832,094       5,162,146        17,728,282
Reinvestment of dividends and
 distributions...............................        305,583          1,208,199         174,658           163,491
Redeemed.....................................   (278,210,568)      (716,486,620)     (1,291,292)      (13,196,108)
                                               -------------    ---------------   -------------     -------------
NET INCREASE (DECREASE) - CLASS Y............    (24,060,821)        27,553,673       4,045,512         4,695,665
                                               =============    ===============   =============     =============
AMOUNT
Sold.........................................  $ 253,844,164    $   742,832,094   $  52,374,349     $ 179,856,089
Reinvestment of dividends and
 distributions...............................        305,583          1,208,199       1,768,255         1,655,909
Redeemed.....................................   (278,210,568)      (716,486,620)    (13,096,994)     (133,907,633)
                                               -------------    ---------------   -------------     -------------
NET INCREASE (DECREASE) - CLASS Y............  $ (24,060,821)   $    27,553,673   $  41,045,610     $  47,604,365
                                               =============    ===============   =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      QUALITY INCOME PLUS                    HIGH YIELD
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      6,467,568         9,063,202       49,360,915        19,630,159
Reinvestment of dividends and
 distributions...............................      1,104,209         2,545,310        2,619,115         8,732,139
Redeemed.....................................    (10,281,771)      (14,088,321)     (47,194,374)      (32,407,531)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............     (2,709,994)       (2,479,809)       4,785,656        (4,045,233)
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  68,682,883     $  94,087,982    $  52,913,436     $  21,983,986
Reinvestment of dividends and
 distributions...............................     11,758,334        26,334,574        2,786,264         9,986,834
Redeemed.....................................   (109,440,721)     (146,127,931)     (50,590,989)      (36,936,248)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............  $ (28,999,504)    $ (25,705,375)   $   5,108,711     $  (4,965,428)
                                               =============     =============    =============     =============

CLASS Y SHARES
SHARES
Sold.........................................      4,612,375         5,815,121       11,760,809         6,050,788
Reinvestment of dividends and
 distributions...............................        328,025           434,088          844,803         1,396,336
Redeemed.....................................     (1,262,897)       (1,611,448)      (1,629,455)       (1,558,850)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS Y............      3,677,503         4,637,761       10,976,157         5,888,274
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  48,852,375     $  60,240,389    $  12,629,348     $   6,952,039
Reinvestment of dividends and
 distributions...............................      3,493,019         4,484,243          902,593         1,561,818
Redeemed.....................................    (13,406,892)      (16,684,676)      (1,753,806)       (1,775,306)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS Y............  $  38,938,502     $  48,039,956    $  11,778,135     $   6,738,551
                                               =============     =============    =============     =============

                                                           UTILITIES                       INCOME BUILDER
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      1,813,521         3,341,658          571,128         1,254,862
Reinvestment of dividends and
 distributions...............................        242,874           612,949           81,498           243,175
Redeemed.....................................     (3,929,272)       (8,939,650)        (901,526)       (2,162,527)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............     (1,872,877)       (4,985,043)        (248,900)         (664,490)
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  20,523,670     $  40,967,559    $   5,452,544     $  12,803,133
Reinvestment of dividends and
 distributions...............................      2,716,488         7,221,157          773,598         2,374,702
Redeemed.....................................    (43,696,044)     (108,012,444)      (8,561,414)      (21,593,270)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............  $ (20,455,886)    $ (59,823,728)   $  (2,335,272)    $  (6,415,435)
                                               =============     =============    =============     =============
CLASS Y SHARES
SHARES
Sold.........................................        236,542           684,043          649,203         1,052,010
Reinvestment of dividends and
 distributions...............................         26,944            53,888           27,724            48,913
Redeemed.....................................       (160,099)         (572,092)        (170,061)         (287,808)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS Y............        103,387           165,839          506,866           813,115
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $   2,651,664     $   8,533,034    $   6,177,106     $  10,459,623
Reinvestment of dividends and
 distributions...............................        301,807           628,892          263,661           469,478
Redeemed.....................................     (1,762,576)       (6,781,697)      (1,611,822)       (2,806,444)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS Y............  $   1,190,895     $   2,380,229    $   4,828,945     $   8,122,657
                                               =============     =============    =============     =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                        DIVIDEND GROWTH                GLOBAL DIVIDEND GROWTH
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      3,049,246         4,791,625        7,210,739         4,837,950
Reinvestment of dividends and
 distributions...............................        796,391         1,746,196          380,503           381,056
Redeemed.....................................    (10,586,805)      (24,140,772)      (9,290,740)       (9,706,391)
                                               -------------     -------------    -------------     -------------
NET DECREASE - CLASS X.......................     (6,741,168)      (17,602,951)      (1,699,498)       (4,487,385)
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  34,010,533     $  59,891,024    $  72,879,267     $  50,145,124
Reinvestment of dividends and
 distributions...............................      8,810,639        20,721,813        4,025,728         4,363,093
Redeemed.....................................   (115,288,619)     (294,154,417)     (93,560,741)     (102,195,029)
                                               -------------     -------------    -------------     -------------
NET DECREASE - CLASS X.......................  $ (72,467,447)    $(213,541,580)   $ (16,655,746)    $ (47,686,812)
                                               =============     =============    =============     =============

CLASS Y SHARES
SHARES
Sold.........................................      1,502,508         5,403,484          803,207         1,498,162
Reinvestment of dividends and
 distributions...............................         73,407           112,479           52,755            25,635
Redeemed.....................................       (654,610)       (3,446,809)        (226,130)         (304,514)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................        921,305         2,069,154          629,832         1,219,283
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  16,579,310     $  66,221,357    $   7,946,090     $  16,189,529
Reinvestment of dividends and
 distributions...............................        814,148         1,310,473          554,987           292,241
Redeemed.....................................     (7,103,455)      (39,730,714)      (2,227,529)       (3,146,174)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS Y............  $  10,290,003     $  27,801,116    $   6,273,548     $  13,335,596
                                               =============     =============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        EUROPEAN GROWTH                    PACIFIC GROWTH
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      3,359,054        38,479,604        6,308,984       166,710,798
Reinvestment of dividends and
 distributions...............................        122,588           238,494         --               --
Redeemed.....................................     (5,154,119)      (42,745,618)      (6,724,558)     (168,480,958)
                                               -------------     -------------    -------------     -------------
NET DECREASE - CLASS X.......................     (1,672,477)       (4,027,520)        (415,574)       (1,770,160)
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  41,332,728     $ 532,098,976    $  18,532,101     $ 595,500,814
Reinvestment of dividends and
 distributions...............................      1,679,461         3,701,424         --               --
Redeemed.....................................    (64,108,830)     (599,835,773)     (19,916,461)     (605,716,905)
                                               -------------     -------------    -------------     -------------
NET DECREASE - CLASS X.......................  $ (21,096,641)    $ (64,035,373)   $  (1,384,360)    $ (10,216,091)
                                               =============     =============    =============     =============

CLASS Y SHARES
SHARES
Sold.........................................      5,133,786        16,761,185       35,296,347        44,153,972
Reinvestment of dividends and
 distributions...............................         12,987            27,986         --               --
Redeemed.....................................     (4,992,714)      (16,327,206)     (34,408,553)      (43,699,779)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................        154,059           461,965          887,794           454,193
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  61,893,962     $ 244,323,934    $ 101,171,661     $ 161,302,075
Reinvestment of dividends and
 distributions...............................        177,270           432,667         --               --
Redeemed.....................................    (60,838,732)     (240,553,943)     (99,910,287)     (161,357,026)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS Y............  $   1,232,500     $   4,202,658    $   1,261,374     $     (54,951)
                                               =============     =============    =============     =============

                                                            EQUITY
                                               ---------------------------------
                                                FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------
                                                (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      1,012,277         1,402,328
Reinvestment of dividends and
 distributions...............................         71,241           153,309
Redeemed.....................................     (4,704,568)      (11,665,697)
                                               -------------     -------------
NET DECREASE - CLASS X.......................     (3,621,050)      (10,110,060)
                                               =============     =============
AMOUNT
Sold.........................................  $  18,712,928     $  28,206,319
Reinvestment of dividends and
 distributions...............................      1,272,481         2,854,513
Redeemed.....................................    (83,940,695)     (231,717,120)
                                               -------------     -------------
NET DECREASE - CLASS X.......................  $ (63,955,286)    $(200,656,288)
                                               =============     =============
CLASS Y SHARES
SHARES
Sold.........................................        868,077         1,624,208
Reinvestment of dividends and
 distributions...............................          4,074             6,661
Redeemed.....................................       (318,863)         (678,196)
                                               -------------     -------------
NET INCREASE - CLASS Y.......................        553,288           952,673
                                               =============     =============
AMOUNT
Sold.........................................  $  15,692,565     $  32,780,255
Reinvestment of dividends and
 distributions...............................         71,459           118,747
Redeemed.....................................     (5,652,800)      (13,296,590)
                                               -------------     -------------
NET INCREASE (DECREASE) - CLASS Y............  $  10,111,224     $  19,602,412
                                               =============     =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                         S&P 500 INDEX                    GLOBAL ADVANTAGE
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      6,498,147         3,558,131        1,666,968         1,262,216
Reinvestment of dividends and
 distributions...............................        140,834           155,689           41,439            39,981
Redeemed.....................................     (7,176,295)       (5,729,100)      (2,034,662)       (2,833,620)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............       (537,314)       (2,015,280)        (326,255)       (1,531,423)
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  53,435,005     $  32,462,597    $   9,585,923     $   7,546,151
Reinvestment of dividends and
 distributions...............................      1,247,793         1,398,086          254,851           262,674
Redeemed.....................................    (59,159,782)      (50,991,401)     (11,675,177)      (17,689,544)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............  $  (4,476,984)    $ (17,130,718)   $  (1,834,403)    $  (9,880,719)
                                               =============     =============    =============     =============

CLASS Y SHARES
SHARES
Sold.........................................      2,957,774         4,629,136          131,057           337,613
Reinvestment of dividends and
 distributions...............................         90,063            57,073            8,773             5,624
Redeemed.....................................     (1,017,115)       (1,234,529)         (81,391)         (232,485)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................      2,030,722         3,451,680           58,439           110,752
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  24,197,255     $  41,774,805    $     760,501     $   2,165,042
Reinvestment of dividends and
 distributions...............................        794,354           510,806           53,777            36,835
Redeemed.....................................     (8,208,301)      (10,600,608)        (453,507)       (1,511,710)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................  $  16,783,308     $  31,685,003    $     360,771     $     690,167
                                               =============     =============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                       AGGRESSIVE EQUITY                     INFORMATION               STRATEGIST
                                               ---------------------------------  ---------------------------------  --------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR      FOR THE SIX
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED         MONTHS ENDED
                                               JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003   DECEMBER 31, 2002  JUNE 30, 2003
                                               --------------  -----------------  --------------  -----------------  --------------
                                                (UNAUDITED)                        (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................        311,082           509,630          935,144         1,231,320          749,725
Reinvestment of dividends and
 distributions...............................            354            18,446         --                   8,879          260,337
Redeemed.....................................       (697,954)       (2,283,437)        (899,755)       (1,403,794)      (3,717,329)
                                               -------------     -------------    -------------     -------------    -------------
NET INCREASE (DECREASE) - CLASS X............       (386,518)       (1,755,361)          35,389          (163,595)      (2,707,267)
                                               =============     =============    =============     =============    =============
AMOUNT
Sold.........................................  $   2,472,888     $   4,830,784    $   3,056,844     $   4,977,166    $   9,718,179
Reinvestment of dividends and
 distributions...............................          3,022           166,751         --                  30,365        3,356,033
Redeemed.....................................     (5,535,007)      (20,770,890)      (2,889,369)       (5,635,114)     (46,744,960)
                                               -------------     -------------    -------------     -------------    -------------
NET INCREASE (DECREASE) - CLASS X............  $  (3,059,097)    $ (15,773,355)   $     167,475     $    (627,583)   $ (33,670,748)
                                               =============     =============    =============     =============    =============

CLASS Y SHARES
SHARES
Sold.........................................      1,887,368           898,928          819,218         1,480,252          815,293
Reinvestment of dividends and
 distributions...............................       --                   2,048         --                  19,507           41,005
Redeemed.....................................     (1,679,757)         (493,572)        (347,222)       (1,198,346)        (391,668)
                                               -------------     -------------    -------------     -------------    -------------
NET INCREASE - CLASS Y.......................        207,611           407,404          471,996           301,413          464,630
                                               =============     =============    =============     =============    =============
AMOUNT
Sold.........................................  $  14,795,596     $   8,064,893    $   2,669,308     $   6,091,649    $  10,382,928
Reinvestment of dividends and
 distributions...............................       --                  18,474         --                  66,715          529,638
Redeemed.....................................    (13,147,839)       (4,357,220)      (1,082,627)       (4,632,677)      (4,953,062)
                                               -------------     -------------    -------------     -------------    -------------
NET INCREASE - CLASS Y.......................  $   1,647,757     $   3,726,147    $   1,586,681     $   1,525,687    $   5,959,504
                                               =============     =============    =============     =============    =============

                                                  STRATEGIST
                                               -----------------
                                                 FOR THE YEAR
                                                     ENDED
                                               DECEMBER 31, 2002
                                               -----------------

CLASS X SHARES
SHARES
Sold.........................................        2,231,806
Reinvestment of dividends and
 distributions...............................          533,612
Redeemed.....................................      (10,138,810)
                                                 -------------
NET INCREASE (DECREASE) - CLASS X............       (7,373,392)
                                                 =============
AMOUNT
Sold.........................................    $  29,626,858
Reinvestment of dividends and
 distributions...............................        6,886,291
Redeemed.....................................     (132,429,889)
                                                 -------------
NET INCREASE (DECREASE) - CLASS X............    $ (95,916,740)
                                                 =============
CLASS Y SHARES
SHARES
Sold.........................................        2,032,687
Reinvestment of dividends and
 distributions...............................           59,152
Redeemed.....................................         (861,112)
                                                 -------------
NET INCREASE - CLASS Y.......................        1,230,727
                                                 =============
AMOUNT
Sold.........................................    $  26,882,788
Reinvestment of dividends and
 distributions...............................          756,901
Redeemed.....................................      (11,078,267)
                                                 -------------
NET INCREASE - CLASS Y.......................    $  16,561,422
                                                 =============

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Allstate Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company of New York to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and (4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley, the parent company of Morgan Stanley Investment Advisors Inc. (the "Investment Manager").

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of sixteen Portfolios ("Portfolios") which commenced operations as follows:

                                        COMMENCEMENT OF
PORTFOLIO                                  OPERATIONS
---------                             --------------------
Money Market........................         March 9, 1984
Limited Duration....................           May 4, 1999
Quality Income Plus.................         March 1, 1987
High Yield..........................         March 9, 1984
Utilities...........................         March 1, 1990
Income Builder......................      January 21, 1997
Dividend Growth.....................         March 1, 1990
Global Dividend Growth..............     February 23, 1994
                                        COMMENCEMENT OF
PORTFOLIO                                  OPERATIONS
---------                             --------------------
European Growth.....................         March 1, 1991
Pacific Growth......................     February 23, 1994
Equity..............................         March 9, 1984
S&P 500 Index.......................          May 18, 1998
Global Advantage....................          May 18, 1998
Aggressive Equity...................           May 4, 1999
Information.........................      November 6, 2000
Strategist..........................         March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Paragon Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered by Allstate Life Insurance Company, Allstate Life Insurance Company of New York, and Glenbrook Life and Annuity Company offered on or after June 5, 2000.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

The investment objectives of each Portfolio are as follows:

        PORTFOLIO                          INVESTMENT OBJECTIVE
       Money Market         Seeks high current income, preservation of capital
                            and liquidity by investing in short-term money
                            market instruments.
     Limited Duration       Seeks to provide a high level of current income
                            consistent with the preservation of capital, by
                            investing primarily in bonds issued or guaranteed
                            as to principal and interest by the
                            U.S. Government, its agencies or instrumentalities
                            and investment grade corporate and other types of
                            bonds including asset-backed securities.
   Quality Income Plus      Seeks, as its primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, capital appreciation, but only when
                            consistent with its primary objective, by
                            investing primarily in U.S. Government securities
                            and higher-rated fixed income securities.
        High Yield          Seeks, as its primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, capital appreciation, but only when
                            consistent with its primary objective, by
                            investing primarily in lower-rated fixed income
                            securities.
        Utilities           Seek both capital appreciation and current income
                            by investing in equity and fixed income securities
                            of companies engaged in the utilities industry.
      Income Builder        Seeks, as its primary objective, to earn
                            reasonable income and, as a secondary objective,
                            growth of capital by investing primarily in
                            income-producing equity securities.
     Dividend Growth        Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stocks of companies
                            with a record of paying dividends and the
                            potential for increasing dividends.
  Global Dividend Growth    Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stocks of companies,
                            issued by issuers worldwide, with a record of
                            paying dividends and the potential for increasing
                            dividends.
     European Growth        Seeks to maximize the capital appreciation of its
                            investments by investing primarily in securities
                            issued by issuers located in Europe.
      Pacific Growth        Seeks to maximize the capital appreciation of its
                            investments by investing primarily in securities
                            issued by issuers located in Asia, Australia and
                            New Zealand.
          Equity            Seeks, as its primary objective, capital growth
                            and, as a secondary objective, income, but only
                            when consistent with its primary objective, by
                            investing primarily in equity securities and
                            securities convertible into equity securities.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

        PORTFOLIO                          INVESTMENT OBJECTIVE
      S&P 500 Index         Seeks to provide investment results that, before
                            expenses, correspond to the total return of the
                            Standards & Poor's 500 Composite Stock Price Index
                            (the "S&P 500 Index") by investing primarily in
                            common stocks included in the S&P 500 Index.
     Global Advantage       Seeks long-term capital growth by investing at
                            least 65% of its assets in equity securities of
                            companies located throughout the world (including
                            the U.S.).
    Aggressive Equity       Seeks long-term capital growth by investing
                            primarily in equity securities of companies that
                            offer the potential for superior earnings growth.
       Information          Seeks long-term capital appreciation by investing
                            primarily in common stocks and investment grade
                            convertible securities of companies throughout the
                            world that are engaged in the communications and
                            information industry.
        Strategist          Seeks a high total investment return through a
                            fully managed investment policy utilizing equity,
                            investment grade fixed income and money market
                            securities and writing covered options.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade;
(6) when market quotations are not readily available, or the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Investment Management Inc. (the "Sub-Advisor")) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (7) certain of the Fund's portfolio

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

securities may be valued by an outside pricing service approved by the Trustees and; (8) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. REPURCHASE AGREEMENTS -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as variation margin, are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million, and 0.375% to the portion of daily net assets exceeding $750 million.

Limited Duration -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding
$500 million.

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% to the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.525% to the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding
$500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.425% to the portion of daily net assets exceeding $3 billion.

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% to the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and 0.45% to the portion of daily net assets exceeding $2 billion.

S&P 500 Index -- 0.40%.

Global Advantage -- 0.65%.

Aggressive Equity -- 0.75%.

Information -- 0.75%

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/prepayments maturities of portfolio securities, excluding short-term investments (except Money Market), for the six months ended June 30, 2003 were as follows:

                                              U.S. GOVERNMENT SECURITIES                           OTHER
                                      ------------------------------------------  ---------------------------------------
                                       PURCHASES    SALES/PREPAYMENTS MATURITIES        PURCHASES        SALES/MATURITIES
                                      ------------  ----------------------------  ---------------------  ----------------
Money Market........................  $345,984,013          $431,301,000             $4,595,244,251       $4,633,602,080
Limited Duration....................   132,461,135            72,424,047                 23,923,816            4,082,332
Quality Income Plus.................       --                 20,879,847                209,937,226          173,420,852
High Yield..........................       --                --                          32,854,319           16,338,483
Utilities...........................       192,000               910,856                 32,432,681           46,967,908
Income Builder......................       --                --                          26,909,951           23,921,168
Dividend Growth.....................       --                --                         153,947,995          216,457,896
Global Dividend Growth..............       --                --                         155,012,722          169,757,659
European Growth.....................       --                --                          79,700,907           96,077,541
Pacific Growth......................       --                --                          15,840,444           17,689,588
Equity..............................       --                --                         663,720,352          688,563,462
S&P 500 Index.......................       --                --                          13,156,558              662,719
Global Advantage....................       --                --                          10,092,571           11,664,858
Aggressive Equity...................       --                --                          57,841,496           55,771,673
Information.........................       --                --                           7,829,647            5,850,608
Strategist..........................    80,890,012            93,299,566                 73,664,221           86,095,251

Included in the aforementioned purchases of portfolio securities of S&P 500 Index are purchases of Morgan Stanley, an affiliate of the Investment Manager, Sub-Advisor and Distributor, of $69,732.

The following Portfolios had transactions in common stock of Allstate Corp., an affiliate of the Fund:

                                                             NET REALIZED
                                      PURCHASES    SALES     GAINS/LOSSES
                                      ---------  ----------  ------------
Income Builder......................             $1,224,666   $ (73,420)
Equity..............................     --       3,824,741    (570,994)
S&P 500 Index.......................   $36,689       --          --
Aggressive Equity...................     --         253,617      30,703

The following Portfolios had transactions in securities of MetLife Corp., an affiliate of the Fund:

                                                             NET REALIZED
                                      PURCHASES    SALES        GAINS
                                      ---------  ----------  ------------
Quality Income Plus.................     --      $1,992,108    $320,538
Income Builder......................  $263,783       --          --
S&P 500 Index.......................    65,582       --          --

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

Included in the aforementioned transactions of Global Dividend Growth, Utilities, Equity, Aggressive Equity and Global Advantage are purchases with other Morgan Stanley Funds of $367,981, $330,600, $399,881, $52,890 and $64,460,
respectively. Included in the aforementioned transactions of Equity and Aggressive Equity are sales with other Morgan Stanley Funds of $572,880 and $6,156, respectively, including net realized losses of $275,090 and $83, respectively.

For the six months ended June 30, 2003, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Portfolio:

           INCOME   DIVIDEND  PACIFIC
UTILITIES  BUILDER   GROWTH   GROWTH    EQUITY
---------  -------  --------  -------  --------
 $35,200   $1,080    $5,990   $5,942   $182,278
 =======   =======   ======   ======   ========

 GLOBAL    AGGRESSIVE
ADVANTAGE   EQUITY     INFORMATION  STRATEGIST
---------  ----------  -----------  ----------
 $ 2,954    $17,431      $2,334       $8,775
 =======    =======      ======       ======

Included in the receivable for investments sold at June 30, 2003 for Utilities are $869,359 for unsettled trades with Morgan Stanley & Co., Inc.

Included in the payable for investments purchased at June 30, 2003 for Information are $57,354 for unsettled trades with Morgan Stanley & Co., Inc.

For the six months ended June 30, 2003, Pacific Growth incurred brokerage commissions of $168 with China International Capital Corp., an affiliate of the Investment Manager, Sub Advisor and Distributor, for portfolio transactions executed on behalf of the Portfolio.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 2003 included in Trustees' fees

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                        AGGREGATE PENSION COSTS
------------------------------------------------------------------------
                  QUALITY                                        GLOBAL
MONEY   LIMITED   INCOME   HIGH              INCOME   DIVIDEND  DIVIDEND
MARKET  DURATION   PLUS    YIELD  UTILITIES  BUILDER   GROWTH    GROWTH
------  --------  -------  -----  ---------  -------  --------  --------
 $391     $ 96     $400    $ 53     $195      $375      $862      $204
 ====     ====     ====    ====     ====      ====      ====      ====

EUROPEAN  PACIFIC            S&P 500   GLOBAL    AGGRESSIVE
GROWTH    GROWTH    EQUITY   INDEX    ADVANTAGE   EQUITY     STRATEGIST
--------  --------  -------  -------  ---------  ----------  ----------
  $204      $--      $460      $156     $391        $897        $797
  ====      ====     ====      ====     ====        ====        ====

                        ACCRUED PENSION LIABILITY
--------------------------------------------------------------------------
                   QUALITY                                         GLOBAL
 MONEY   LIMITED   INCOME    HIGH              INCOME   DIVIDEND  DIVIDEND
MARKET   DURATION   PLUS    YIELD   UTILITIES  BUILDER   GROWTH    GROWTH
-------  --------  -------  ------  ---------  -------  --------  --------
$11,396    $ 96    $7,006   $3,791   $5,866    $1,082   $10,757    $1,219
=======    ====    ======   ======   ======    ======   =======    ======

EUROPEAN  PACIFIC            S&P 500   GLOBAL    AGGRESSIVE
GROWTH    GROWTH    EQUITY   INDEX    ADVANTAGE   EQUITY     STRATEGIST
--------  --------  -------  -------  ---------  ----------  ----------
$ 1,547     $342    $7,080   $  223    $  456      $  949      $ 8,572
=======     ====    ======   ======    ======      ======      =======

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

5. FEDERAL INCOME TAX STATUS
At December 31, 2002, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                   (AMOUNTS IN THOUSANDS)
                                      --------------------------------------------------------------------------------
   AVAILABLE THROUGH DECEMBER 31,      2003    2004    2005    2006     2007      2008      2009      2010     TOTAL
------------------------------------  ------  ------  ------  -------  -------  --------  --------  --------  --------
Limited Duration....................    --      --      --      --       --        --        --     $    497  $    497
Quality Income Plus.................    --    $2,491    --      --     $10,670  $ 10,496     --       20,513    44,170
High Yield..........................  $2,984   5,521    --    $ 2,735   10,786     7,524  $ 47,273    63,495   140,318
Utilities...........................    --      --      --      --       --        --          307    41,442    41,749
Income Builder......................    --      --      --      --         180     1,746     4,585     4,741    11,252
Dividend Growth.....................    --      --      --      --       --      233,060    55,108   134,519   422,687
Global Dividend Growth..............    --      --      --      --       --        --        3,080     7,538    10,618
European Growth.....................    --      --      --      --       --        --       45,188    22,026    67,214
Pacific Growth......................    --      --    $6,035   33,536    --        --        7,442     3,806    50,819
Equity..............................    --      --     3,342       14    --        --      490,528   129,927   623,811
S&P 500 Index.......................    --      --      --      --       --          175     8,081    14,114    22,370
Global Advantage....................    --      --      --      --       --        --       14,642    14,172    28,814
Aggressive Equity...................    --      --      --      --          68    10,199    39,094    13,048    62,409
Information.........................    --      --      --      --       --        --        3,344     5,313     8,657
Strategist..........................    --      --      --      --       --        --       23,765    15,301    39,066

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2002: Limited Duration -- $275,000; Quality Income Plus -- $1,724,000; High Yield -- $38,230,000; Utilities -- $298,000; Income Builder -- $671,000; Dividend
Growth -- $11,053,000; Global Dividend Growth -- $6,094,000; European Growth -- $3,156,000; Pacific Growth -- $561,000; Equity -- $177,000; S&P 500 Index --
$474,000; Global Advantage -- $274,000; Aggressive Equity -- $852,000; Information -- $227,000; Strategist -- $4,646,000.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

At December 31, 2002, the primary reason(s) for significant temporary book/tax differences were as follows:

                                        TEMPORARY DIFFERENCES
                                      -------------------------
                                        POST-         LOSS
                                       OCTOBER   DEFERRALS FROM
                                       LOSSES      WASH SALES
                                      ---------  --------------
Limited Duration....................        -
Quality Income Plus.................        -
High Yield..........................        -              -
Utilities...........................        -              -
Income Builder......................        -              -
Dividend Growth.....................        -              -
Global Dividend Growth..............        -              -
European Growth.....................        -              -
Pacific Growth......................        -              -
Equity..............................        -              -
S&P 500 Index.......................        -              -
Global Advantage....................        -              -
Aggressive Equity...................        -              -
Information.........................        -              -
Strategist..........................        -              -

Additionally, following Portfolios had other temporary differences: Global Dividend Growth and Pacific Growth -- income from mark-to-market of passive foreign investment companies; Global Dividend Growth, European Growth and Global Advantage -- income/loss from mark-to-market of forward foreign currency contracts; Limited Duration, Quality Income Plus, S&P 500 Index, Aggressive Equity and Strategist -- capital gain/loss from mark-to-market of futures contracts; High Yield -- interest on bond default.

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
All of the Portfolios (except for Money Market, Quality Income Plus, Dividend Growth, and S&P 500 Index) may enter into forward contracts to facilitate settlement of foreign currency denominated foreign securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts and options from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 (UNAUDITED) CONTINUED

At June 30, 2003, Global Dividend Growth, European Growth, Pacific Growth and Global Advantage had outstanding forward contracts.

All Portfolios (except Money Market, High Yield, Dividend Growth and Equity) may invest in futures contracts. Futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At June 30, 2003, Limited Duration, Quality Income Plus, S&P 500 Index, Aggressive Equity and Strategist had outstanding futures contracts.

At June 30, 2003, European Growth's investments in securities of issuers in the United Kingdom represented 33% of the Portfolio's net assets and Pacific Growth's investments in securities of issuers in Japan represented 49.2% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At June 30, 2003, Global Dividend Growth's, European Growth's, Pacific Growth's and Information's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the custodian of each Portfolio.

7. SUBSEQUENT EVENT
Effective July 31, 2003, The Board of Trustees of the Fund approved an amended and restated Distribution Agreement between the Fund and the Distributor, thereby no longer offering its shares exclusively to Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company.

                 (This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                NET ASSET
YEAR                              VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
MONEY MARKET
CLASS X SHARES
1998....................         $ 1.00            $0.051              --                  $0.051            $(0.051)
1999....................           1.00             0.047              --                   0.047             (0.047)
2000(b).................           1.00             0.058*             --                   0.058             (0.058)**
2001....................           1.00             0.039*             --                   0.039             (0.039)**
2002....................           1.00             0.013*             --                   0.013             (0.013)**
2003(a).................           1.00             0.004*             --                   0.004             (0.004)
CLASS Y SHARES
2000(c).................           1.00             0.033*             --                   0.033             (0.033)**
2001....................           1.00             0.036*             --                   0.036             (0.036)**
2002....................           1.00             0.011*             --                   0.011             (0.011)**
2003(a).................           1.00             0.003*             --                   0.003             (0.003)
LIMITED DURATION
CLASS X SHARES
1999(e).................          10.00              0.27              $(0.12)               0.15              (0.27)
2000(b).................           9.88              0.51*               0.05                0.56              (0.48)
2001....................           9.96              0.40*               0.26                0.66              (0.45)
2002....................          10.17              0.27*               0.13                0.40              (0.36)
2003(a).................          10.17              0.11*               0.01                0.12              (0.19)
CLASS Y SHARES
2000(c).................           9.86              0.28*               0.09                0.37              (0.28)
2001....................           9.95              0.35*               0.28                0.63              (0.42)
2002....................          10.16              0.24*               0.14                0.38              (0.34)
2003(a).................          10.16              0.09*               0.02                0.11              (0.18)
QUALITY INCOME PLUS
CLASS X SHARES
1998....................          10.77              0.68                0.23                0.91              (0.68)
1999....................          11.00              0.67               (1.14)              (0.47)             (0.67)
2000(b).................           9.86              0.68*               0.37                1.05              (0.69)
2001....................          10.22              0.61*               0.34                0.95              (0.62)
2002....................          10.55              0.58*              (0.02)               0.56              (0.64)
2003(a).................          10.47              0.28*               0.36                0.64              (0.30)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                          TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS           DIVIDENDS            VALUE                           END OF
ENDED                                 TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                      SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     --------------        -------------        ---------        -------        ----------
MONEY MARKET
CLASS X SHARES
1998....................            --                   $(0.051)           $ 1.00            5.18%         $442,034
1999....................            --                    (0.047)             1.00            4.80           435,643
2000(b).................            --                    (0.058)             1.00            6.01           358,793
2001....................            --                    (0.039)             1.00            3.94           452,765
2002....................            --                    (0.013)             1.00            1.34           432,817
2003(a).................            --                    (0.004)             1.00            0.39(1)        338,331
CLASS Y SHARES
2000(c).................            --                    (0.033)             1.00            3.37(1)         13,813
2001....................            --                    (0.036)             1.00            3.68           105,952
2002....................            --                    (0.011)             1.00            1.08           133,506
2003(a).................            --                    (0.003)             1.00            0.27(1)        109,445
LIMITED DURATION
CLASS X SHARES
1999(e).................            --                     (0.27)             9.88            1.56(1)          3,175
2000(b).................            --                     (0.48)             9.96            5.85             6,427
2001....................            --                     (0.45)            10.17            6.72            25,858
2002....................            $(0.04)                (0.40)            10.17            4.06            73,476
2003(a).................            --                     (0.19)            10.10            1.21(1)         77,422
CLASS Y SHARES
2000(c).................            --                     (0.28)             9.95            3.82(1)          1,430
2001....................            --                     (0.42)            10.16            6.49            25,050
2002....................             (0.04)                (0.38)            10.16            3.81            72,800
2003(a).................            --                     (0.18)            10.09            1.09(1)        113,066
QUALITY INCOME PLUS
CLASS X SHARES
1998....................            --                     (0.68)            11.00            8.67           547,583
1999....................            --                     (0.67)             9.86           (4.32)          456,132
2000(b).................            --                     (0.69)            10.22           11.09           406,508
2001....................            --                     (0.62)            10.55            9.57           452,757
2002....................            --                     (0.64)            10.47            5.51           423,685
2003(a).................            --                     (0.30)            10.81            6.21(1)        407,886

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
YEAR                                         NET            PORTFOLIO
ENDED                                     INVESTMENT        TURNOVER
DECEMBER 31               EXPENSES          INCOME            RATE
-----------               --------        ----------        ---------
MONEY MARKET
CLASS X SHARES
1998....................     0.52%            5.04%             N/A
1999....................     0.52             4.68              N/A
2000(b).................     0.52             5.83              N/A
2001....................     0.51             3.69              N/A
2002....................     0.51             1.32              N/A
2003(a).................     0.52(2)          0.79(2)           N/A
CLASS Y SHARES
2000(c).................     0.77(2)          5.86(2)           N/A
2001....................     0.76             3.44              N/A
2002....................     0.76             1.07              N/A
2003(a).................     0.77(2)          0.54(2)           N/A
LIMITED DURATION
CLASS X SHARES
1999(e).................     0.62(2)(4)       4.83(2)(4)         56%(1)
2000(b).................     0.98             5.08               16
2001....................     0.61(6)#         3.84(6)           133
2002....................     0.48             2.65               58
2003(a).................     0.49(2)          2.07(2)            46(1)
CLASS Y SHARES
2000(c).................     1.17(2)          5.00(2)            16
2001....................     0.86(6)#         3.59(6)           133
2002....................     0.73             2.40               58
2003(a).................     0.74(2)          1.82(2)            46(1)
QUALITY INCOME PLUS
CLASS X SHARES
1998....................     0.52             6.23              152
1999....................     0.52             6.45              119
2000(b).................     0.52             6.90              105
2001....................     0.53             5.82              150
2002....................     0.52             5.57              106
2003(a).................     0.52(2)          5.25(2)            38(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
QUALITY INCOME PLUS
CLASS Y SHARES
2000(c).................         $ 9.80             $0.38*             $ 0.42              $ 0.80             $(0.39)
2001....................          10.21              0.57*               0.36                0.93              (0.60)
2002....................          10.54              0.54*              (0.01)               0.53              (0.61)
2003(a).................          10.46              0.26*               0.37                0.63              (0.29)
HIGH YIELD
CLASS X SHARES
1998....................           6.12              0.71               (1.05)              (0.34)             (0.71)
1999....................           5.07              0.68               (0.74)              (0.06)             (0.68)
2000(b).................           4.33              0.66*              (1.90)              (1.24)             (0.66)
2001....................           2.43              0.33*              (1.09)              (0.76)             (0.34)
2002....................           1.33              0.26*              (0.34)              (0.08)             (0.22)
2003(a).................           1.03              0.12*               0.03                0.15              (0.06)
CLASS Y SHARES
2000(c).................           3.92              0.37*              (1.48)              (1.11)             (0.38)
2001....................           2.43              0.32*              (1.08)              (0.76)             (0.34)
2002....................           1.33              0.24*              (0.32)              (0.08)             (0.22)
2003(a).................           1.03              0.11*               0.04                0.15              (0.06)
UTILITIES
CLASS X SHARES
1998....................          18.59              0.57                3.68                4.25              (0.57)
1999....................          21.25              0.55                2.08                2.63              (0.55)
2000(b).................          22.90              0.49*               0.17                0.66              (0.49)
2001....................          21.69              0.39*              (5.74)              (5.35)             (0.41)
2002....................          14.73              0.37*              (3.72)              (3.35)             (0.38)
2003(a).................          11.00              0.17*               0.96                1.13              (0.17)
CLASS Y SHARES
2000(c).................          22.98              0.24*               0.19                0.43              (0.35)
2001....................          21.68              0.35*              (5.74)              (5.39)             (0.37)
2002....................          14.72              0.34*              (3.72)              (3.38)             (0.35)
2003(a).................          10.99              0.16*               0.96                1.12              (0.16)
INCOME BUILDER
CLASS X SHARES
1998....................          11.76              0.56               (0.19)               0.37              (0.56)
1999....................          11.46              0.58                0.21                0.79              (0.56)
2000(b).................          11.44              0.55*              (0.54)               0.01              (0.56)
2001....................          10.86              0.47*              (0.22)               0.25              (0.50)++
2002....................          10.61              0.42*              (1.22)              (0.80)             (0.43)++++
2003(a).................           9.38              0.16*               0.63                0.79              (0.15)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                          TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS           DIVIDENDS            VALUE                           END OF
ENDED                                 TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                      SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     --------------        -------------        ---------        -------        ----------
QUALITY INCOME PLUS
CLASS Y SHARES
2000(c).................            --                    $(0.39)           $10.21            8.31%(1)      $  5,176
2001....................            --                     (0.60)            10.54            9.33            54,115
2002....................            --                     (0.61)            10.46            5.26           102,262
2003(a).................            --                     (0.29)            10.80            5.99(1)        145,210
HIGH YIELD
CLASS X SHARES
1998....................            --                     (0.71)             5.07           (6.20)          364,079
1999....................            --                     (0.68)             4.33           (1.33)          279,683
2000(b).................            --                     (0.66)             2.43          (32.22)          128,646
2001....................            --                     (0.34)             1.33          (33.75)           64,470
2002....................            --                     (0.22)             1.03           (7.14)           45,503
2003(a).................            --                     (0.06)             1.12           16.13(1)         54,941
CLASS Y SHARES
2000(c).................            --                     (0.38)             2.43          (30.02)(1)         1,947
2001....................            --                     (0.34)             1.33          (33.92)            6,163
2002....................            --                     (0.22)             1.03           (7.36)           10,797
2003(a).................            --                     (0.06)             1.12           16.00(1)         24,050
UTILITIES
CLASS X SHARES
1998....................            $(1.02)                (1.59)            21.25           23.76           560,803
1999....................             (0.43)                (0.98)            22.90           12.71           580,487
2000(b).................             (1.38)                (1.87)            21.69            3.03           551,734
2001....................             (1.20)                (1.61)            14.73          (25.75)          327,749
2002....................            --                     (0.38)            11.00          (22.87)          189,936
2003(a).................            --                     (0.17)            11.96           10.43(1)        184,106
CLASS Y SHARES
2000(c).................             (1.38)                (1.73)            21.68            2.07(1)         19,069
2001....................             (1.20)                (1.57)            14.72          (25.98)           24,550
2002....................            --                     (0.35)            10.99          (23.08)           20,157
2003(a).................            --                     (0.16)            11.95           10.30(1)         23,150
INCOME BUILDER
CLASS X SHARES
1998....................             (0.11)                (0.67)            11.46            3.21            87,769
1999....................             (0.25)++              (0.81)            11.44            7.06            81,616
2000(b).................             (0.03)++              (0.59)            10.86            0.17            59,383
2001....................            --                     (0.50)            10.61            2.30            63,060
2002....................            --                     (0.43)             9.38           (7.64)           49,505
2003(a).................            --                     (0.15)            10.02            8.56(1)         50,382

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
YEAR                                         NET            PORTFOLIO
ENDED                                     INVESTMENT        TURNOVER
DECEMBER 31               EXPENSES          INCOME            RATE
-----------               --------        ----------        ---------
QUALITY INCOME PLUS
CLASS Y SHARES
2000(c).................     0.77%(2)         6.53%(2)          105%
2001....................     0.78             5.57              150
2002....................     0.77             5.32              106
2003(a).................     0.77(2)          5.00(2)            38(1)
HIGH YIELD
CLASS X SHARES
1998....................     0.53            12.27               93
1999....................     0.53            14.05               48
2000(b).................     0.54            17.40                9
2001....................     0.59            17.33               81
2002....................     0.73            21.71               48
2003(a).................     0.71(2)         21.40(2)            27(1)
CLASS Y SHARES
2000(c).................     0.79(2)         20.95(2)             9
2001....................     0.84            17.08               81
2002....................     0.98            21.46               48
2003(a).................     0.96(2)         21.15(2)            27(1)
UTILITIES
CLASS X SHARES
1998....................     0.67             2.89                7
1999....................     0.67             2.51               10
2000(b).................     0.66             2.16               13
2001....................     0.67             2.19               32
2002....................     0.68             2.99               51
2003(a).................     0.69(2)          3.12(2)            17(1)
CLASS Y SHARES
2000(c).................     0.91(2)          1.93(2)            13
2001....................     0.92             1.94               32
2002....................     0.93             2.74               51
2003(a).................     0.94(2)          2.87(2)            17(1)
INCOME BUILDER
CLASS X SHARES
1998....................     0.81             5.09               54
1999....................     0.81             4.98               43
2000(b).................     0.81             5.07               51
2001....................     0.81             4.34               45
2002....................     0.80             4.20               75
2003(a).................     0.84(2)          3.33(2)            39(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
INCOME BUILDER
CLASS Y SHARES
2000(c).................         $11.15             $0.32*             $(0.21)             $ 0.11             $(0.39)
2001....................          10.85              0.42*              (0.19)               0.23              (0.48)++
2002....................          10.60              0.39*              (1.22)              (0.83)             (0.41)++++
2003(a).................           9.36              0.14*               0.64                0.78              (0.14)
DIVIDEND GROWTH
CLASS X SHARES
1998....................          21.60              0.41                2.58                2.99              (0.41)
1999....................          22.13              0.39               (0.55)              (0.16)             (0.39)
2000(b).................          18.32              0.31*               0.02                0.33              (0.33)
2001....................          14.50              0.26*              (1.02)              (0.76)             (0.26)
2002....................          13.48              0.25*              (2.66)              (2.41)             (0.25)
2003(a).................          10.82              0.12*               1.12                1.24              (0.13)
CLASS Y SHARES
2000(c).................          17.79              0.12*               0.62                0.74              (0.22)
2001....................          14.49              0.22*              (1.01)              (0.79)             (0.23)
2002....................          13.47              0.22*              (2.66)              (2.44)             (0.22)
2003(a).................          10.81              0.11*               1.10                1.21              (0.11)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1998....................          13.89              0.24                1.45                1.69              (0.24)
1999....................          13.82              0.27                1.71                1.98              (0.29)
2000(b).................          14.44              0.24*              (0.64)              (0.40)             (0.09)
2001....................          12.73              0.21*              (1.00)              (0.79)             (0.33)
2002....................          11.47              0.21*              (1.62)              (1.41)             (0.19)
2003(a).................           9.87              0.12*               0.81                0.93              (0.22)
CLASS Y SHARES
2000(c).................          13.96              0.08*              (0.11)              (0.03)            --
2001....................          12.71              0.15*              (0.96)              (0.81)             (0.33)
2002....................          11.43              0.18               (1.61)              (1.43)             (0.18)
2003(a).................           9.82              0.11                0.79                0.90              (0.20)
EUROPEAN GROWTH
CLASS X SHARES
1998....................          23.54              0.15                5.53                5.68              (0.31)
1999....................          27.18              0.25                6.91                7.16              (0.19)
2000(b).................          31.47              0.13*              (1.43)              (1.30)             (0.18)
2001....................          25.37              0.13*              (4.47)              (4.34)             (0.26)
2002....................          16.71              0.12*              (3.66)              (3.54)             (0.20)
2003(a).................          12.97              0.15*               0.71                0.86              (0.13)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                          TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS           DIVIDENDS            VALUE                           END OF
ENDED                                 TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                      SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     --------------        -------------        ---------        -------        ----------
INCOME BUILDER
CLASS Y SHARES
2000(c).................            $(0.02)++             $(0.41)           $10.85            1.06%(1)     $      965
2001....................            --                     (0.48)            10.60            2.10              7,147
2002....................            --                     (0.41)             9.36           (7.96)            13,930
2003(a).................            --                     (0.14)            10.00            8.46(1)          19,946
DIVIDEND GROWTH
CLASS X SHARES
1998....................             (2.05)                (2.46)            22.13           14.28          2,249,927
1999....................             (3.26)                (3.65)            18.32           (2.39)         2,033,814
2000(b).................             (3.82)                (4.15)            14.50            5.30          1,552,724
2001....................            --                     (0.26)            13.48           (5.20)         1,258,863
2002....................            --                     (0.25)            10.82          (18.01)           819,935
2003(a).................            --                     (0.13)            11.93           11.52(1)         823,340
CLASS Y SHARES
2000(c).................             (3.82)                (4.04)            14.49            7.65(1)          19,083
2001....................            --                     (0.23)            13.47           (5.42)            60,393
2002....................            --                     (0.22)            10.81          (18.23)            70,844
2003(a).................            --                     (0.11)            11.91           11.31(1)          89,056
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1998....................             (1.52)                (1.76)            13.82           12.53            484,228
1999....................             (1.07)                (1.36)            14.44           14.65            506,929
2000(b).................             (1.22)                (1.31)            12.73           (2.50)           373,770
2001....................             (0.14)                (0.47)            11.47           (6.25)           285,158
2002....................            --                     (0.19)             9.87          (12.52)           201,022
2003(a).................            --                     (0.22)            10.58            9.42(1)         197,399
CLASS Y SHARES
2000(c).................             (1.22)                (1.22)            12.71            0.07(1)           2,211
2001....................             (0.14)                (0.47)            11.43           (6.44)            10,494
2002....................            --                     (0.18)             9.82          (12.72)            20,981
2003(a).................            --                     (0.20)            10.52            9.21(1)          29,107
EUROPEAN GROWTH
CLASS X SHARES
1998....................             (1.73)                (2.04)            27.18           23.96            510,638
1999....................             (2.68)                (2.87)            31.47           29.11            579,705
2000(b).................             (4.62)                (4.80)            25.37           (4.92)           508,366
2001....................             (4.06)                (4.32)            16.71          (17.76)           316,196
2002....................            --                     (0.20)            12.97          (21.36)           193,153
2003(a).................            --                     (0.13)            13.70            6.62(1)         181,040

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
YEAR                                         NET            PORTFOLIO
ENDED                                     INVESTMENT        TURNOVER
DECEMBER 31               EXPENSES          INCOME            RATE
-----------               --------        ----------        ---------
INCOME BUILDER
CLASS Y SHARES
2000(c).................     1.06%(2)         5.17%(2)           51%
2001....................     1.06             3.88               45
2002....................     1.05             3.95               75
2003(a).................     1.09(2)          3.06(2)            39(1)
DIVIDEND GROWTH
CLASS X SHARES
1998....................     0.53             1.85               45
1999....................     0.52             1.82               81
2000(b).................     0.54             2.07               34
2001....................     0.55             1.86               19
2002....................     0.57             1.98               21
2003(a).................     0.60(2)          2.23(2)            21(1)
CLASS Y SHARES
2000(c).................     0.79(2)          1.59(2)            34
2001....................     0.80             1.61               19
2002....................     0.82             1.73               21
2003(a).................     0.85(2)          1.98(2)            21(1)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1998....................     0.84             1.68               52
1999....................     0.83             1.90               43
2000(b).................     0.80             1.88               40
2001....................     0.80             1.76                9
2002....................     0.81             1.96               17
2003(a).................     0.82(2)          2.51(2)            87(1)
CLASS Y SHARES
2000(c).................     1.05(2)          1.14(2)            40
2001....................     1.05             1.51                9
2002....................     1.06             1.71               17
2003(a).................     1.07(2)          2.26(2)            87(1)
EUROPEAN GROWTH
CLASS X SHARES
1998....................     1.11             0.65               56
1999....................     1.04             0.87               55
2000(b).................     1.00             0.46               78
2001....................     1.02             0.68               82
2002....................     1.05             0.82               92
2003(a).................     1.04(2)          2.43(2)            41(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET           NET
YEAR                              VALUE          INVESTMENT         NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING          INCOME          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          (LOSS)           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
EUROPEAN GROWTH
CLASS Y SHARES
2000(c).................         $32.26            $(0.03)*            $(2.10)            $ (2.13)            $(0.18)
2001....................          25.33              0.05*              (4.42)              (4.37)             (0.25)
2002....................          16.65              0.08*              (3.63)              (3.55)             (0.19)
2003(a).................          12.91              0.14*               0.70                0.84              (0.10)
PACIFIC GROWTH
CLASS X SHARES
1998....................           6.12              0.06               (0.75)              (0.69)             (0.28)
1999....................           5.15              0.04                3.33                3.37              (0.06)
2000(b).................           8.46              0.00*              (2.78)              (2.78)             (0.12)
2001....................           5.56             (0.01)*             (1.50)              (1.51)             (0.07)
2002....................           3.98             (0.01)*             (0.90)              (0.91)            --
2003(a).................           3.07              0.00*               0.08                0.08             --
CLASS Y SHARES
2000(c).................           7.70             (0.01)*             (2.01)              (2.02)             (0.12)
2001....................           5.56             (0.02)*             (1.49)              (1.51)             (0.07)
2002....................           3.98             (0.03)*             (0.90)              (0.93)            --
2003(a).................           3.05              0.01*               0.04                0.05             --
EQUITY
CLASS X SHARES
1998....................          33.58              0.25                9.47                9.72              (0.25)
1999....................          38.58              0.22               20.48               20.70              (0.22)
2000(b).................          53.88              0.30*              (6.46)              (6.16)             (0.29)
2001....................          39.68              0.15*             (10.12)              (9.97)             (0.16)
2002....................          22.66              0.07*              (4.87)              (4.80)             (0.08)
2003(a).................          17.78              0.04*               1.42                1.46              (0.04)
CLASS Y SHARES
2000(c).................          49.12              0.21*              (1.68)              (1.47)             (0.24)
2001....................          39.66              0.06*             (10.09)             (10.03)             (0.10)
2002....................          22.64              0.03*              (4.89)              (4.86)             (0.03)
2003(a).................          17.75              0.02*               1.43                1.45              (0.02)
S&P 500 INDEX
CLASS X SHARES
1998 (d)................          10.00              0.06                1.16                1.22             --
1999....................          11.22              0.06                2.21                2.27              (0.03)
2000(b).................          13.43              0.12*              (1.37)              (1.25)             (0.07)
2001....................          12.05              0.10*              (1.57)              (1.47)             (0.10)
2002....................          10.48              0.10*              (2.45)              (2.35)             (0.09)
2003(a).................           8.04              0.05*               0.87                0.92              (0.10)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                          TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS           DIVIDENDS            VALUE                           END OF
ENDED                                 TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                      SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     --------------        -------------        ---------        -------        ----------
EUROPEAN GROWTH
CLASS Y SHARES
2000(c).................            $(4.62)               $(4.80)           $25.33           (7.39)%(1)    $   10,580
2001....................             (4.06)                (4.31)            16.65          (17.92)            20,858
2002....................            --                     (0.19)            12.91          (21.53)            22,133
2003(a).................            --                     (0.10)            13.65            6.47(1)          25,502
PACIFIC GROWTH
CLASS X SHARES
1998....................            --                     (0.28)             5.15          (10.40)            52,842
1999....................            --                     (0.06)             8.46           66.09            115,927
2000(b).................            --                     (0.12)             5.56          (33.46)            64,209
2001....................            --                     (0.07)             3.98          (27.42)            33,138
2002....................            --                    --                  3.07          (22.86)            20,117
2003(a).................            --                    --                  3.15            2.61(1)          19,364
CLASS Y SHARES
2000(c).................            --                     (0.12)             5.56          (26.72)(1)            728
2001....................            --                     (0.07)             3.98          (27.26)             1,640
2002....................            --                    --                  3.05          (23.56)             2,644
2003(a).................            --                    --                  3.10            1.64(1)           5,433
EQUITY
CLASS X SHARES
1998....................             (4.47)                (4.72)            38.58           30.45          1,138,413
1999....................             (5.18)                (5.40)            53.88           58.59          2,083,071
2000(b).................             (7.75)                (8.04)            39.68          (12.35)         1,818,134
2001....................             (6.89)                (7.05)            22.66          (26.87)         1,022,335
2002....................            --                     (0.08)            17.78          (21.21)           622,133
2003(a).................            --                     (0.04)            19.20            8.23(1)         602,631
CLASS Y SHARES
2000(c).................             (7.75)                (7.99)            39.66           (3.99)(1)         31,903
2001....................             (6.89)                (6.99)            22.64          (27.07)            61,110
2002....................            --                     (0.03)            17.75          (21.45)            64,829
2003(a).................            --                     (0.02)            19.18            8.17(1)          80,652
S&P 500 INDEX
CLASS X SHARES
1998 (d)................            --                    --                 11.22           12.20(1)          48,732
1999....................             (0.03)                (0.06)            13.43           20.23            185,963
2000(b).................             (0.06)                (0.13)            12.05           (9.38)           210,530
2001....................            --                     (0.10)            10.48          (12.23)           165,465
2002....................            --                     (0.09)             8.04          (22.48)           110,789
2003(a).................            --                     (0.10)             8.86           11.38(1)         117,291

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
                                             NET
YEAR                                      INVESTMENT        PORTFOLIO
ENDED                                       INCOME          TURNOVER
DECEMBER 31               EXPENSES          (LOSS)            RATE
-----------               --------        ----------        ---------
EUROPEAN GROWTH
CLASS Y SHARES
2000(c).................     1.25%(2)        (0.18)%(2)          78%
2001....................     1.27             0.43               82
2002....................     1.30             0.57               92
2003(a).................     1.29(2)          2.18(2)            41(1)
PACIFIC GROWTH
CLASS X SHARES
1998....................     1.51             0.91              112
1999....................     1.42             0.85              105
2000(b).................     1.21             0.01               46
2001....................     1.73            (0.28)             124
2002....................     1.93            (0.40)             299
2003(a).................     1.78(2)          0.32(2)            72(1)
CLASS Y SHARES
2000(c).................     1.46(2)         (0.20)(2)           46
2001....................     1.98            (0.53)             124
2002....................     2.18            (0.65)             299
2003(a).................     2.03(2)          0.07(2)            72(1)
EQUITY
CLASS X SHARES
1998....................     0.52             0.73              257
1999....................     0.51             0.54              323
2000(b).................     0.50             0.62              402
2001....................     0.51             0.55              329
2002....................     0.51             0.36              223
2003(a).................     0.53(2)          0.44(2)           113(1)
CLASS Y SHARES
2000(c).................     0.75(2)          0.85(2)           402
2001....................     0.76             0.30              329
2002....................     0.76             0.11              223
2003(a).................     0.78(2)          0.19(2)           113(1)
S&P 500 INDEX
CLASS X SHARES
1998 (d)................    --   (3)          1.85(2)(3)          2(1)
1999....................     0.48(4)          1.03(4)             1
2000(b).................     0.45             0.88                3
2001....................     0.46             0.95                4
2002....................     0.46             1.15                5
2003(a).................     0.46(2)          1.31(2)         --   (1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET           NET
YEAR                              VALUE          INVESTMENT         NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING          INCOME          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          (LOSS)           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
S&P 500 INDEX
CLASS Y SHARES
2000(c).................         $13.47            $ 0.04*             $(1.34)             $(1.30)            $(0.07)
2001....................          12.04              0.08*              (1.58)              (1.50)             (0.10)
2002....................          10.44              0.08*              (2.44)              (2.36)             (0.08)
2003(a).................           8.00              0.04*               0.86                0.90              (0.08)
GLOBAL ADVANTAGE
CLASS X SHARES
1998(d).................          10.00              0.07               (0.25)              (0.18)            --
1999....................           9.82              0.06                2.56                2.62              (0.07)
2000(b).................          12.37              0.06*              (2.20)              (2.14)             (0.05)
2001....................          10.18              0.05*              (2.36)              (2.31)             (0.06)
2002....................           7.17              0.05*              (1.53)              (1.48)             (0.06)
2003(a).................           5.63              0.04*               0.55                0.59              (0.07)
CLASS Y SHARES
2000(c).................          12.03              0.00*              (1.82)              (1.82)             (0.05)
2001....................          10.16              0.02*              (2.35)              (2.33)             (0.05)
2002....................           7.14              0.03*              (1.52)              (1.49)             (0.04)
2003(a).................           5.61              0.03*               0.54                0.57              (0.05)
AGGRESSIVE EQUITY
CLASS X SHARES
1999(e).................          10.00              0.05                4.55                4.60              (0.03)
2000(b).................          14.57              0.05*              (0.30)              (0.25)             (0.01)
2001....................          14.31              0.02*              (4.09)              (4.07)             (0.04)
2002....................          10.20              0.01*              (2.31)              (2.30)             (0.03)
2003(a).................           7.87              0.01*               0.66                0.67               0.00
CLASS Y SHARES
2000(c).................          14.66              0.03*              (0.39)              (0.36)             (0.01)
2001....................          14.29             (0.01)*             (4.08)              (4.09)             (0.03)
2002....................          10.17             (0.01)*             (2.31)              (2.32)             (0.01)
2003(a).................           7.84             (0.00)*              0.65                0.65               0.00
INFORMATION
CLASS X SHARES
2000(f).................          10.00              0.06*              (0.75)              (0.69)            --
2001....................           9.31              0.08*              (4.07)              (3.99)             (0.01)
2002....................           5.31             (0.03)*             (2.25)              (2.28)             (0.05)
2003(a).................           2.98             (0.01)*              0.70                0.69             --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                          TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS           DIVIDENDS            VALUE                           END OF
ENDED                                 TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                      SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     --------------        -------------        ---------        -------        ----------
S&P 500 INDEX
CLASS Y SHARES
2000(c).................            $(0.06)               $(0.13)           $12.04           (9.73)%(1)     $12,724
2001....................            --                     (0.10)            10.44          (12.53)          46,134
2002....................            --                     (0.08)             8.00          (22.67)          62,977
2003(a).................            --                     (0.08)             8.82           11.26(1)        87,296
GLOBAL ADVANTAGE
CLASS X SHARES
1998(d).................            --                    --                  9.82           (1.90)(1)       36,539
1999....................            --                     (0.07)            12.37           26.88           62,295
2000(b).................            --                     (0.05)            10.18          (17.39)          69,882
2001....................             (0.64)                (0.70)             7.17          (23.33)          40,084
2002....................            --                     (0.06)             5.63          (20.81)          22,866
2003(a).................            --                     (0.07)             6.15           10.46(1)        22,978
CLASS Y SHARES
2000(c).................            --                     (0.05)            10.16          (15.22)(1)        4,666
2001....................             (0.64)                (0.69)             7.14          (23.53)           5,869
2002....................            --                     (0.04)             5.61          (20.94)           5,229
2003(a).................            --                     (0.05)             6.13           10.25(1)         6,079
AGGRESSIVE EQUITY
CLASS X SHARES
1999(e).................            --                     (0.03)            14.57           46.08(1)        38,197
2000(b).................            --                     (0.01)            14.31           (1.75)         138,657
2001....................            --                     (0.04)            10.20          (28.46)          69,418
2002....................            --                     (0.03)             7.87          (22.60)          39,724
2003(a).................            --                      0.00              8.54            8.52(1)        39,789
CLASS Y SHARES
2000(c).................            --                     (0.01)            14.29           (2.48)(1)       13,392
2001....................            --                     (0.03)            10.17          (28.61)          18,652
2002....................            --                     (0.01)             7.84          (22.83)          17,575
2003(a).................            --                      0.00              8.49            8.29(1)        20,799
INFORMATION
CLASS X SHARES
2000(f).................            --                    --                  9.31           (6.90)(1)        2,686
2001....................            --                     (0.01)             5.31          (42.87)           4,434
2002....................            --                     (0.05)             2.98          (43.09)           2,002
2003(a).................            --                    --                  3.67           23.15(1)         2,597

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
                                             NET
YEAR                                      INVESTMENT        PORTFOLIO
ENDED                                       INCOME          TURNOVER
DECEMBER 31               EXPENSES          (LOSS)            RATE
-----------               --------        ----------        ---------
S&P 500 INDEX
CLASS Y SHARES
2000(c).................     0.71%(2)         0.60%(2)            3%
2001....................     0.71             0.70                4
2002....................     0.71             0.90                5
2003(a).................     0.71(2)          1.06(2)         --   (1)
GLOBAL ADVANTAGE
CLASS X SHARES
1998(d).................    --   (3)          1.74(2)(3)         31(1)
1999....................     0.56(4)          0.72(4)            54
2000(b).................     0.71             0.50               70
2001....................     0.75             0.55               47
2002....................     0.80             0.72              119
2003(a).................     0.96(2)          1.39(2)            37(1)
CLASS Y SHARES
2000(c).................     0.96(2)          0.06(2)            70
2001....................     1.00             0.30               47
2002....................     1.05             0.47              119
2003(a).................     1.21(2)          1.14(2)            37(1)
AGGRESSIVE EQUITY
CLASS X SHARES
1999(e).................     0.52(2)(4)       0.86(2)(4)        108(1)
2000(b).................     0.82             0.32              414
2001....................     0.84             0.21              409
2002....................     0.84             0.07              268
2003(a).................     0.88(2)          0.18(2)           104(1)
CLASS Y SHARES
2000(c).................     1.05(2)          0.32(2)           414
2001....................     1.09            (0.04)             409
2002....................     1.09            (0.18)             268
2003(a).................     1.13(2)         (0.07)(2)          104(1)
INFORMATION
CLASS X SHARES
2000(f).................    --   (5)          3.80(2)(5)          1(1)
2001....................    --   (6)          1.27(6)           170
2002....................     1.12            (0.88)             150
2003(a).................     1.17(2)         (0.89)(2)           76(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET           NET
YEAR                              VALUE          INVESTMENT         NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING          INCOME          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          (LOSS)           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
INFORMATION
CLASS Y SHARES
2000(c).................         $10.00            $ 0.05*             $(0.74)             $(0.69)            --
2001....................           9.31              0.06*              (4.06)              (4.00)            $(0.01)
2002....................           5.30             (0.04)*             (2.25)              (2.29)             (0.04)
2003(a).................           2.97             (0.02)*              0.71                0.69             --
STRATEGIST
CLASS X SHARES
1998....................          14.80              0.36                3.40                3.76              (0.36)
1999....................          16.64              0.40                2.46                2.86              (0.40)
2000(b).................          19.10              0.50*              (0.20)               0.30              (0.48)
2001....................          16.66              0.38*              (2.05)              (1.67)             (0.39)
2002....................          13.94              0.19*              (1.56)              (1.37)             (0.21)
2003(a).................          12.36              0.09*               1.25                1.34              (0.12)
CLASS Y SHARES
2000(c).................          19.29              0.49*              (0.51)              (0.02)             (0.36)
2001....................          16.65              0.32*              (2.03)              (1.71)             (0.35)
2002....................          13.93              0.16*              (1.56)              (1.40)             (0.18)
2003(a).................          12.35              0.07*               1.26                1.33              (0.11)

----------------------------

 (A)  FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED).

 (B) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

 (C)  FOR THE PERIOD JUNE 5, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000.

 COMMENCEMENT OF OPERATIONS:
 (D)  MAY 18, 1998.
 (E)  MAY 4, 1999.
 (F)  NOVEMBER 6, 2000.

  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

 **   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 ++   DISTRIBUTION FROM PAID-IN-CAPITAL.

 ++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

 ++++ INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.

  #   DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                          TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS           DIVIDENDS            VALUE                           END OF
ENDED                                 TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                      SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     --------------        -------------        ---------        -------        ----------
INFORMATION
CLASS Y SHARES
2000(c).................            --                    --                $ 9.31           (6.90)%(1)     $  1,915
2001....................            --                    $(0.01)             5.30          (42.99)            7,427
2002....................            --                     (0.04)             2.97          (43.29)            5,066
2003(a).................            --                    --                  3.66           23.23(1)          7,962
STRATEGIST
CLASS X SHARES
1998....................            $(1.56)                (1.92)            16.64           26.55           633,934
1999....................            --                     (0.40)            19.10           17.35           729,701
2000(b).................             (2.26)                (2.74)            16.66            1.64           701,294
2001....................             (0.66)                (1.05)            13.94          (10.18)          522,655
2002....................            --                     (0.21)            12.36           (9.89)          372,254
2003(a).................            --                     (0.12)            13.58           10.91(1)        372,327
CLASS Y SHARES
2000(c).................             (2.26)                (2.62)            16.65           (0.02)(1)        23,375
2001....................             (0.66)                (1.01)            13.93          (10.40)           47,886
2002....................            --                     (0.18)            12.35          (10.11)           57,651
2003(a).................            --                     (0.11)            13.57           10.78(1)         69,659

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
                                             NET
YEAR                                      INVESTMENT        PORTFOLIO
ENDED                                       INCOME          TURNOVER
DECEMBER 31               EXPENSES          (LOSS)            RATE
-----------               --------        ----------        ---------
INFORMATION
CLASS Y SHARES
2000(c).................     0.25%(2)(5)      3.55%(2)(5)         1%(1)
2001....................     0.25(6)          1.02(6)           170
2002....................     1.37            (1.13)             150
2003(a).................     1.42(2)         (1.14)(2)           76(1)
STRATEGIST
CLASS X SHARES
1998....................     0.52             2.32               84
1999....................     0.52             2.24              120
2000(b).................     0.52             2.68              126
2001....................     0.52             2.53              124
2002....................     0.52             1.47              124
2003(a).................     0.52(2)          1.43(2)            43(1)
CLASS Y SHARES
2000(c).................     0.77(2)          2.77(2)           126
2001....................     0.77             2.28              124
2002....................     0.77             1.22              124
2003(a).................     0.77(2)          1.18(2)            43(1)

----------------------------

 (1)  NOT ANNUALIZED.

 (2)  ANNUALIZED.

 (3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR GLOBAL ADVANTAGE AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR GLOBAL ADVANTAGE AND 0.59% AND 1.26% , RESPECTIVELY, FOR S&P 500 INDEX.

 (4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD
      JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

 (5) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD
      NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82% AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.

 (6) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR LIMITED DURATION, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80% , RESPECTIVELY, FOR LIMITED DURATION CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR LIMITED DURATION CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.

                                    Trustees
          ------------------------------------------------------------

          Michael Bozic                          Dr. Manuel H. Johnson
          Charles A. Fiumefreddo                      Joseph J. Kearns
          Edwin J. Garn                              Michael E. Nugent
          Wayne E. Hedien                            Philip J. Purcell
          James F. Higgins                                 Fergus Reid

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                             CHAIRMAN OF THE BOARD

                               Mitchell M. Merin
                                   PRESIDENT

                               Ronald E. Robison
            EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

                                   Barry Fink
                       VICE PRESIDENT AND GENERAL COUNSEL

                              Joseph J. McAlinden
                                 VICE PRESIDENT

                               Stefanie V. Chang
                                 VICE PRESIDENT

                                 Francis Smith
                     TREASURER AND CHIEF FINANCIAL OFFICER

                                Thomas F. Caloia
                                 VICE PRESIDENT

                                 Mary E. Mullin
                                   SECRETARY

                                 Transfer Agent
                ------------------------------------------------
                              Morgan Stanley Trust
                     Harborside Financial Center--Plaza Two
                         Jersey City, New Jersey 07311

                              Independent Auditors
                ------------------------------------------------
                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, New York 10281

                               Investment Manager
                ------------------------------------------------
                    Morgan Stanley Investment Advisors Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

                                  Sub-Advisor
                (European Growth and Pacific Growth Portfolios)
                ------------------------------------------------
                   Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

                                    #40113A

Item 9 - Controls and Procedures

  The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

    There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 10b Exhibits
A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

Items 2 - 8 and Item 10a are not applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series
Ronald E. Robison
Principal Executive Officer
August 19, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ronald E. Robison
Principal Executive Officer
August 19, 2003

Francis Smith
Principal Financial Officer
August 19, 2003